UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07443

Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2021—October 31, 2022

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2022
Vanguard Selected Value Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Vanguard Selected Value Fund returned –7.29%, ahead of the –10.18% return of its benchmark, the Russell Midcap Value Index.
•	The global economic backdrop deteriorated as inflation reached multidecade highs, notably in energy and food prices after Russia invaded Ukraine in February. Price increases then broadened to other goods and services, adding to concerns that inflation would remain stubbornly high. Many central banks tightened aggressively to try to rein in inflation, which increased fears of a recession.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned –16.52%. Value stocks outperformed growth, and large-capitalization stocks lost less ground than mid- and small-caps.
•	Returns were positive in four industry sectors. Strong selection in financial stocks, the fund’s largest sector, drove outperformance relative to the benchmark. Consumer discretionary and consumer staples detracted most.
•	For the decade ended October 31, 2022, the fund’s average annual return of 10.07% fell just short of the 10.42% return of its expense-free benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

Advisors’ Report
For the 12 months ended October 31, 2022, Vanguard Selected Value Fund returned –7.29%. It declined less than its benchmark, the Russell Midcap Value Index, which returned –10.18%.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2022.
Pzena Investment Management, LLC
Portfolio Managers:
Richard Pzena, Managing Principal
and Co-Chief Investment Officer
John J. Flynn, Principal
Benjamin S. Silver, CFA, CPA, Principal
Mid-capitalization value stocks had a strong finish to 2021, helped by improving sentiment surrounding the COVID-19
Omicron variant. The global macroeconomic environment quickly soured in early 2022, however, as Russia's invasion of Ukraine exacerbated inflationary pressures. The consequential rise in input costs had a more pronounced effect on smaller domestic companies, which underperformed their large-cap peers. That said, the portfolio’s performance was well ahead of the benchmark’s, with energy being the top absolute contributing sector.
Two of the portfolio’s top individual performers—U.S. oil servicers NOV and Halliburton—were particularly strong as the attractiveness of energy independence reasserted itself in the minds of U.S. consumers and the government. Crude prices had been rising for months on a general supply-demand imbalance, then spiked on the developments in Eastern Europe. Shares of Halliburton also were higher on the company’s earnings report, which revealed a dividend increase, higher margins, and lower-than-expected capital spending. Shares of pharma distributor Cardinal were up after activist investor Elliott Management disclosed a sizable stake in the company, seeking to turn around the underperforming business. This was followed by a shake-up of the board and the formation of a business review committee.
Consumer discretionary, consumer staples, and materials were the largest sector detractors. Door and window manufacturer JELD-WEN fell after the CEO resigned, while housing sentiment

2

declined as interest rates rose. Labor shortages and associated cost inflation pressured the profitability of Fresenius Medical Care’s dialysis centers, prompting management to issue a major cut to fiscal 2022 guidance. Apparel company PVH, which owns the Tommy Hilfiger and Calvin Klein brands, was weak. The company displayed impressive earnings resiliency, but the market worried about its sizable exposure to the European consumer as the euro depreciated and inflation surged.
Although macro concerns have weighed on the market and the portfolio more recently, we believe that the companies we own are well-positioned for the long term, with solid competitive positions and strong balance sheets. Valuation remains our discipline, and the presence of economic uncertainty is generally a time of great opportunity for the long-term, disciplined, valuation-focused investor—particularly as domestic value stocks remain at historically cheap levels.
Cooke & Bieler, LP
Portfolio Managers:
Mehul Trivedi, CFA, Partner and Research Analyst
William Weber, CFA, Partner and Research Analyst
The investing environment for the 12 months was shaped by persistent inflation, rising interest rates, geopolitical uncertainty, and growing economic pessimism. The volatile environment left investors without many safe havens. Equities and bonds both suffered as the Federal Reserve raised rates five times during the period and 10-year Treasury yields spiked.
The tilt of the portfolio has changed as we trimmed or eliminated some of the more defensive positions that held up well relative to the benchmark, while adding to positions that we believe have been unfairly punished for their perceived vulnerability to a recession. As stock valuations contracted across the board, the team often found opportunities within the portfolio itself, driving turnover lower than in the prior year.
Successes and shortfalls
The portfolio’s largest successes came from financial holdings, particularly insurance companies, which had been among the largest detractors in the prior year. These holdings benefited from their stable business models and positive exposure to rising interest rates. Although we have trimmed many of these holdings, the portfolio remains overweighted relative to the benchmark. Stock selection within communication services also helped the portfolio, as did an underweight to real estate.
As investors considered the potential of a recession, consumer-related holdings were hit particularly hard. Helen of Troy, an initial beneficiary of the pandemic, struggled as slower orders and retailer inventory destocking seemed poised to weigh on revenue and margins. Stanley Black & Decker and Hanesbrands
3

management teams saw similar trends, and Stanley lowered expectations. Health care stocks also weighed on results, and an underweight to energy remained a headwind.
Outlook
The widespread persistence of inflationary pressures has forced the Fed to aggressively tighten monetary policy, increasing both interest rates and the odds of a recession. This reality has greatly soured investor sentiment for equities, particularly those of companies deemed to be economically sensitive. Across capitalization ranges, the consumer discretionary, industrial, and information technology sectors have experienced significant declines. This has presented a meaningful challenge to relative performance in light of the portfolio’s significant exposure to the consumer discretionary and industrial sectors. Though entering a recession overweighted to cyclical sectors is not ideal, we are increasingly convinced that portfolio holdings in these sectors will be an important source of returns going forward.
Donald Smith & Co., Inc.
Portfolio Managers:
Richard L. Greenberg, CFA,
Chief Executive Officer
and Co-Chief Investment Officer
Jon Hartsel, CFA,
Co-Chief Investment Officer
and Director of Research
Markets struggled this year as recession concerns and the Federal Reserve’s increasingly aggressive monetary policy stance weighed on stocks. After a steep decline during the summer months, value stocks and our portfolio made a significant recovery to close the 12 months.
Two announced corporate actions in the period helped performance. Atlas Air, a global air freight company, rallied on news that it would be taken private by a group of investors. Euronav announced plans to merge with Frontline to create the world’s largest oil tanker company. We took the opportunity to fully exit Euronav.
Several insurance holdings were among the top contributors to the portfolio as interest rates rose. Unum, a life and disability insurance company with a run-off long-term care business, outperformed as wage inflation benefited its core disability business. Life insurer Genworth Financial rose as the company completed an IPO for a 20% stake in Enact, a private mortgage insurer, and began a share buyback that represented the first return of capital to shareholders in over a decade.
Some of the commodity-related holdings also were strong. The Mosaic Company was aided by the unprecedented rise in fertilizer prices after Russia’s invasion of Ukraine. Aluminum producer Alcoa Group also benefited from very strong supply and demand fundamentals for the metal. We sold most of the Mosaic position and exited Alcoa because of concerns about valuation and the sustainability of profitability above normalized levels.
4

Gold miners were the primary detractors as they continued to struggle with the backdrop of rising real interest rates, a strong U.S. dollar, and inflationary cost pressures. IAMGOLD revised upward its estimate of the remaining cost for developing a large mine in Canada. Homebuilders Taylor Morrison Home and M/I Homes also sold off as mortgage-rate increases led to concerns about home affordability. Other detractors included airline and aircraft leasing holdings.
Primary risks for the portfolio include a potential recession that would impact economically sensitive industries such as airlines and commodity producers. A steep decline in home prices, accompanied by an increase in foreclosures, would affect homebuilders and private mortgage insurers.
Throughout the 12 months, we sold many of the outperformers to rotate into new names. Some new industries we have invested in include private mortgage insurance, steel, and energy. The largest industry weightings in the portfolio are insurance, building and real estate, aircraft leasing and airlines, financials, and shipping. Currently, the portfolio trades at 79% of tangible book value and 5.9x our estimate of “normalized” earnings, versus the Standard & Poor’s 500 Index at 1173% of tangible book value and 15.5x normalized earnings.

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Pzena Investment Management, LLC	40	2,302	Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.
Cooke & Bieler, L.P.	38	2,207	Conducts fundamental research in seeking high-quality businesses that have a record of generating attractive and sustainable returns on capital, durable competitive advantages, and skilled and shareholder-friendly management teams.
Donald Smith & Co., Inc.	21	1,196	Conducts fundamental research on the lowest price-to-tangible book value companies. Research focuses on underlying quality of book value and assets, and on long-term earnings potential.
Cash Investments	1	82	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended October 31, 2022
Selected Value Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$956.40	$1.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Selected Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Selected Value Fund	-7.29%	5.62%	10.07%	$26,107
Russell Midcap Value Index	-10.18	6.49	10.42	26,943
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	9.72	12.36	32,058
See Financial Highlights for dividend and capital gains information.
8

Selected Value Fund
Fund Allocation
As of October 31, 2022
Communication Services	1.7%
Consumer Discretionary	14.9
Consumer Staples	1.2
Energy	4.8
Financials	27.8
Health Care	7.9
Industrials	19.3
Information Technology	10.0
Materials	6.0
Real Estate	2.4
Utilities	4.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Selected Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (94.9%)
Communication Services (1.6%)
	Omnicom Group Inc.	789,400	57,429
	Activision Blizzard Inc.	512,200	37,288
			94,717
Consumer Discretionary (14.2%)
	Gildan Activewear Inc.	3,456,308	109,046
*	Taylor Morrison Home Corp. Class A	3,571,543	94,074
	Lear Corp.	545,377	75,649
	Gentex Corp.	2,217,574	58,743
	Newell Brands Inc.	4,134,510	57,098
	Gap Inc.	4,927,103	55,528
*	Skechers USA Inc. Class A	1,495,952	51,506
*	Helen of Troy Ltd.	469,550	44,429
*	CarMax Inc.	701,040	44,172
*	M/I Homes Inc.	893,000	37,051
*	Mohawk Industries Inc.	368,505	34,916
	Hasbro Inc.	529,746	34,566
	Whirlpool Corp.	238,100	32,915
	American Eagle Outfitters Inc.	2,764,660	31,407
	PVH Corp.	586,275	30,088
	Hanesbrands Inc.	3,982,200	27,159
			818,347
Consumer Staples (1.1%)
	Ingredion Inc.	271,800	24,223
	General Mills Inc.	243,130	19,834
	Spectrum Brands Holdings Inc.	422,849	19,510
			63,567
Energy (4.5%)
	NOV Inc.	3,022,292	67,699
	Civitas Resources Inc.	894,142	62,510
	Williams Cos. Inc.	1,616,200	52,898
	Halliburton Co.	1,340,100	48,806
*	TechnipFMC plc	2,854,756	30,232
			262,145
Financials (26.4%)
	Unum Group	2,587,048	117,944
	Globe Life Inc.	748,402	86,455
	Jefferies Financial Group Inc.	2,426,641	83,501
	Fidelity National Financial Inc.	2,090,375	82,319
	Equitable Holdings Inc.	2,539,734	77,767
		Shares	Market Value• ($000)
	Voya Financial Inc.	991,837	67,802
	CNO Financial Group Inc.	2,627,895	57,971
	State Street Corp.	751,470	55,609
	Progressive Corp.	432,477	55,530
	KeyCorp.	2,888,324	51,614
	Essent Group Ltd.	1,248,450	49,414
	Fifth Third Bancorp	1,352,424	48,268
	American International Group Inc.	839,128	47,830
	Regions Financial Corp.	2,149,320	47,178
	Axis Capital Holdings Ltd.	834,770	45,637
	Radian Group Inc.	2,170,000	45,288
*	Arch Capital Group Ltd.	770,029	44,277
	RenaissanceRe Holdings Ltd.	280,530	43,392
	Reinsurance Group of America Inc.	285,446	42,009
	CNA Financial Corp.	970,889	40,486
	FirstCash Holdings Inc.	403,669	39,741
	Webster Financial Corp.	703,913	38,194
	Allstate Corp.	301,815	38,104
*	Genworth Financial Inc. Class A	7,557,900	35,295
	Loews Corp.	521,400	29,730
	Synchrony Financial	775,850	27,589
	Cboe Global Markets Inc.	214,000	26,643
	Invesco Ltd.	1,529,420	23,431
	MGIC Investment Corp.	1,612,799	22,015
	Everest Re Group Ltd.	51,771	16,705
*	M&T Bank Corp.	70,980	11,951
[1]	Enact Holdings Inc.	463,439	11,883
	Commerce Bancshares Inc.	107,458	7,612
	Navient Corp.	479,339	7,257
			1,526,441
Health Care (7.5%)
	Cardinal Health Inc.	883,028	67,022
*	Integra LifeSciences Holdings Corp.	965,775	48,530
	Perrigo Co. plc	1,191,391	47,989
[1]	Fresenius Medical Care AG & Co. KGaA ADR	3,162,591	43,865
	Baxter International Inc.	782,820	42,546
	DENTSPLY SIRONA Inc.	1,354,800	41,755
*	Syneos Health Inc.	634,849	31,984
	Laboratory Corp. of America Holdings	142,400	31,593
*	Henry Schein Inc.	429,802	29,424
*	Enovis Corp.	546,409	27,020
10

Selected Value Fund
		Shares	Market Value• ($000)
	McKesson Corp.	60,148	23,420
			435,148
Industrials (18.3%)
*	AerCap Holdings NV	3,677,179	196,398
	Terex Corp.	1,868,137	75,734
*	IAA Inc.	1,590,692	60,335
	BWX Technologies Inc.	833,545	47,495
	Westinghouse Air Brake Technologies Corp.	505,211	47,126
	Woodward Inc.	461,755	42,343
	AMETEK Inc.	323,710	41,972
	Esab Corp.	1,101,330	41,080
	Stanley Black & Decker Inc.	505,350	39,665
	Acuity Brands Inc.	213,154	39,129
	Enerpac Tool Group Corp. Class A	1,539,856	39,128
*	JetBlue Airways Corp.	4,790,529	38,516
	MSC Industrial Direct Co. Inc. Class A	457,552	37,968
*	MasTec Inc.	487,571	37,582
	Triton International Ltd.	601,700	36,517
	Armstrong World Industries Inc.	472,630	35,717
*	Atlas Air Worldwide Holdings Inc.	325,459	32,917
	PACCAR Inc.	292,400	28,313
*	JELD-WEN Holding Inc.	2,664,409	28,269
*	Gates Industrial Corp. plc	2,455,530	27,379
*	Fortune Brands Home & Security Inc.	403,620	24,346
	Textainer Group Holdings Ltd.	746,360	22,331
	MDU Resources Group Inc.	781,863	22,267
	Snap-on Inc.	56,185	12,476
*,1	Air France KLM ADR	4,102,756	5,621
			1,060,624
Information Technology (9.5%)
*	Arrow Electronics Inc.	957,548	96,961
	Avnet Inc.	1,564,918	62,894
	TE Connectivity Ltd.	463,970	56,711
	Cognizant Technology Solutions Corp. Class A	839,956	52,287
	MKS Instruments Inc.	570,220	46,844
	Amdocs Ltd.	528,363	45,603
	SS&C Technologies Holdings Inc.	790,883	40,667
	Open Text Corp.	1,204,100	34,859
*	Celestica Inc.	3,126,093	34,262
	Micron Technology Inc.	524,649	28,383
	Genpact Ltd.	505,149	24,500
	Juniper Networks Inc.	392,407	12,008
	Hewlett Packard Enterprise Co.	840,287	11,991
			547,970
		Shares	Market Value• ($000)
Materials (5.7%)
	Olin Corp.	1,151,133	60,953
	Dow Inc.	1,247,196	58,294
*	Axalta Coating Systems Ltd.	1,982,429	46,230
	US Steel Corp.	2,268,700	46,191
	Kinross Gold Corp.	8,320,709	30,204
*	IAMGOLD Corp.	19,855,730	28,989
*	Eldorado Gold Corp.	3,834,000	21,432
	Centerra Gold Inc.	3,735,276	17,444
	Mosaic Co.	239,370	12,866
*	Equinox Gold Corp.	2,671,383	8,804
			331,407
Real Estate (2.3%)
*	CBRE Group Inc. Class A	699,524	49,624
*	Howard Hughes Corp.	474,941	29,138
	DiamondRock Hospitality Co.	2,318,654	21,656
	Vornado Realty Trust	716,742	16,908
	Park Hotels & Resorts Inc.	1,024,815	13,405
			130,731
Utilities (3.8%)
	NRG Energy Inc.	1,577,110	70,024
	Edison International	1,047,544	62,894
	Constellation Energy Corp.	440,000	41,598
	Atmos Energy Corp.	303,473	32,335
	Entergy Corp.	110,564	11,846
			218,697
Total Common Stocks (Cost $5,102,287)			5,489,794
Temporary Cash Investments (4.7%)
Money Market Fund (4.7%)
[2,3]	Vanguard Market Liquidity Fund, 3.117% (Cost $273,795)	2,738,867	273,832
Total Investments (99.6%) (Cost $5,376,082)			5,763,626
Other Assets and Liabilities—Net (0.4%)			23,314
Net Assets (100%)			5,786,940
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $10,489,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $10,682,000 was received for securities on loan.
ADR—American Depositary Receipt.

11

Selected Value Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	444	86,203	(588)

See accompanying Notes, which are an integral part of the Financial Statements.
12

Selected Value Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,102,287)	5,489,794
Affiliated Issuers (Cost $273,795)	273,832
Total Investments in Securities	5,763,626
Investment in Vanguard	207
Cash Collateral Pledged—Futures Contracts	4,554
Foreign Currency, at Value (Cost $26)	24
Receivables for Investment Securities Sold	57,825
Receivables for Accrued Income	3,210
Receivables for Capital Shares Issued	1,338
Total Assets	5,830,784
Liabilities
Due to Custodian	594
Payables for Investment Securities Purchased	21,756
Collateral for Securities on Loan	10,682
Payables to Investment Advisor	3,302
Payables for Capital Shares Redeemed	6,478
Payables to Vanguard	389
Variation Margin Payable—Futures Contracts	643
Total Liabilities	43,844
Net Assets	5,786,940
1 Includes $10,489 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	4,748,666
Total Distributable Earnings (Loss)	1,038,274
Net Assets	5,786,940

Net Assets
Applicable to 209,547,639 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,786,940
Net Asset Value Per Share	$27.62

See accompanying Notes, which are an integral part of the Financial Statements.
13

Selected Value Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends[1]	111,603
Interest[2]	2,296
Securities Lending—Net	109
Total Income	114,008
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,756
Performance Adjustment	73
The Vanguard Group—Note C
Management and Administrative	9,442
Marketing and Distribution	429
Custodian Fees	23
Auditing Fees	30
Shareholders’ Reports	127
Trustees’ Fees and Expenses	2
Other Expenses	16
Total Expenses	23,898
Expenses Paid Indirectly	(149)
Net Expenses	23,749
Net Investment Income	90,259
Realized Net Gain (Loss)
Investment Securities Sold[2]	664,269
Futures Contracts	(22,049)
Foreign Currencies	(40)
Realized Net Gain (Loss)	642,180
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,207,907)
Futures Contracts	(4,874)
Foreign Currencies	(2)
Change in Unrealized Appreciation (Depreciation)	(1,212,783)
Net Increase (Decrease) in Net Assets Resulting from Operations	(480,344)
1	Dividends are net of foreign withholding taxes of $749,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $2,253,000, ($86,000), $6,000, and $18,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
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Selected Value Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,259	83,448
Realized Net Gain (Loss)	642,180	438,021
Change in Unrealized Appreciation (Depreciation)	(1,212,783)	2,084,933
Net Increase (Decrease) in Net Assets Resulting from Operations	(480,344)	2,606,402
Distributions
Total Distributions	(497,527)	(550,483)
Capital Share Transactions
Issued	573,444	1,117,513
Issued in Lieu of Cash Distributions	454,963	506,643
Redeemed	(1,063,876)	(1,889,032)
Net Increase (Decrease) from Capital Share Transactions	(35,469)	(264,876)
Total Increase (Decrease)	(1,013,340)	1,791,043
Net Assets
Beginning of Period	6,800,280	5,009,237
End of Period	5,786,940	6,800,280

See accompanying Notes, which are an integral part of the Financial Statements.
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Selected Value Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.26	$22.78	$27.59	$27.38	$33.15
Investment Operations
Net Investment Income[1]	.417	.389	.368	.493	.493
Net Realized and Unrealized Gain (Loss) on Investments	(2.674)	11.737	(3.163)	2.392	(3.153)
Total from Investment Operations	(2.257)	12.126	(2.795)	2.885	(2.660)
Distributions
Dividends from Net Investment Income	(.393)	(.360)	(.450)	(.506)	(.423)
Distributions from Realized Capital Gains	(1.990)	(2.286)	(1.565)	(2.169)	(2.687)
Total Distributions	(2.383)	(2.646)	(2.015)	(2.675)	(3.110)
Net Asset Value, End of Period	$27.62	$32.26	$22.78	$27.59	$27.38
Total Return[2]	-7.29%	56.30%	-11.25%	12.51%	-9.15%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,787	$6,800	$5,009	$7,892	$8,811
Ratio of Total Expenses to Average Net Assets[3]	0.38%[4]	0.32%	0.31%	0.33%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.30%	1.58%	1.89%	1.61%
Portfolio Turnover Rate	26%	30%	85%	31%	31%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.05%), (0.06%), (0.06%), and (0.02%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.38%.

See accompanying Notes, which are an integral part of the Financial Statements.
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Selected Value Fund
Notes to Financial Statements
Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The
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Selected Value Fund
clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its
18

Selected Value Fund
borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Cooke & Bieler, LP, Pzena Investment Management, LLC, and Donald Smith & Co., Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Cooke & Bieler, LP, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index since January 31, 2020. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell Midcap Value Index for the preceding three years. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance relative to the MSCI Investable Market 2500 Index for the preceding five years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.22% of the fund’s average net assets, before a net increase of $73,000 (less than 0.01%) based on performance.
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Selected Value Fund
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $207,000, representing less than 0.01% of the fund’s net assets and 0.08% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2022, these arrangements reduced the fund’s expenses by $149,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	49,431
Total Distributable Earnings (Loss)	(49,431)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales and the recognition
20

Selected Value Fund
of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	81,178
Undistributed Long-Term Gains	573,995
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	383,101
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	168,799	74,966
Long-Term Capital Gains	328,728	475,517
Total	497,527	550,483
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,380,523
Gross Unrealized Appreciation	1,159,533
Gross Unrealized Depreciation	(776,432)
Net Unrealized Appreciation (Depreciation)	383,101
G.	During the year ended October 31, 2022, the fund purchased $1,554,206,000 of investment securities and sold $2,015,032,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2022 Shares (000)	2021 Shares (000)

Issued	19,356	37,120
Issued in Lieu of Cash Distributions	15,825	19,853
Redeemed	(36,410)	(66,137)
Net Increase (Decrease) in Shares Outstanding	(1,229)	(9,164)
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
21

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Selected Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Selected Value Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
22

Tax information (unaudited)
For corporate shareholders, 85.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $100,399,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $629,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $370,652,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
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Q9340 122022

Annual Report   |   October 31, 2022
Vanguard Mid-Cap Growth Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	7
Performance Summary	9
Financial Statements	11
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Vanguard Mid-Cap Growth Fund returned –32.22%, short of the –28.94% return of its benchmark, the Russell Midcap Growth Index.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia's invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned –16.52%. Value stocks outperformed growth, and large-capitalization stocks lost less ground than mid- and small-caps.
•	Negative selection in information technology and health care, the fund’s two largest sectors, weighed most on performance relative to the benchmark. An underweight allocation to the high-performing energy sector also hurt. Consumer discretionary was a net contributor despite double-digit declines.
•	For the decade ended October 31, the fund’s average annual return was 9.65%, trailing the 11.95% return of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

Advisors’ Report
For the 12 months ended October 31, 2022, Vanguard Mid-Cap Growth Fund returned –32.22%. It trailed its benchmark, the Russell Midcap Growth Index, which returned –28.94%.
Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2022.
Frontier Capital Management Co., LLC
Portfolio Managers:
Christopher J. Scarpa, Vice President
Ravi Dabas, Vice President
Equities fell sharply as the U.S. economy transitioned from a robust recovery to a steep slowdown, accelerated by rising interest rates and a screeching inventory adjustment.
We increased our energy weighting after Russia invaded Ukraine, and we purchased companies with recurring-revenue business models in the industrial and information technology sectors after the significant market correction. Conversely, we reduced exposure to apparel and home-goods companies and lowered our interest rate risk by selling stocks whose earnings power was too distant.
Adverse sector allocation more than offset solid stock selection in our portion of the fund. Our underweight positions in energy and consumer staples, the top-performing sectors, accounted for most of the allocation challenges as investors reached for inflation hedge on the one hand and safety on the other.
Stock selection was the strongest in information technology, followed by consumer discretionary and health care. Network security provider Palo Alto Networks (+1%) benefited from a strong product cycle as it gained market share in an escalating cybersecurity environment. Engineering services provider KBR (+18%) outperformed as investors sought comfort in its recurring government-related work, while its clean-energy business gained from higher commodity prices. In consumer discretionary, toymaker Mattel (–13%) reported better-than-expected results, powered by increased distribution, inventory replenishment, and new product launches. Discount retailer Dollar General (+16%) exceeded sales expectations on improved affordability despite inflationary pressures. Signify Health (+82%) rose sharply as CVS Health agreed to buy the

2

value-based care provider for a 78% premium.
Together, these contributions overcame the headwinds from economically sensitive stocks such as SVB Financial Group, Caesars Entertainment, and Block, which underperformed in the rising rate environment.
Outlook
We feel that the benchmark’s decline over the 12 months partly reflects the fears of a looming recession because of higher interest rates. Inflation is likely to moderate, as price declines are visible in categories ranging from rents and home values to commodities and autos. Also, the ongoing market correction places U.S. equities on firmer footing by driving out excess speculation and setting the stage for the next expansion. We remain confident in the portfolio’s performance and in our ability to find companies with multiple ways to win and with unrecognized earnings potential that is not reflected in their stock prices.
Wellington Management Company LLP
Portfolio Manager:
Timothy N. Manning,
Senior Managing Director
and Equity Portfolio Manager
Over the 12 months, large-capitalization stocks outperformed their mid- and small-cap counterparts, as measured by their respective Russell indexes. Among mid-caps, value led growth by more than 18 percentage points.
In this environment, our portion of the fund underperformed the Russell Midcap Growth Index. Most notably, stock selection in the health care, consumer staples, and financial sectors detracted from relative performance; this was partly offset by positive selection in communication services and consumer discretionary. Sector allocation decisions were also a material headwind to relative performance, because of underweight positioning in energy and overweight positioning in communication services. At the individual stock level, the biggest relative detractors included Align Technology, a medical device company focused on dentistry and orthodontics; Synaptics, a diversified provider of semiconductors; and Match Group, a global leader in online dating apps.
Top relative contributors included Wingstop, a high-quality restaurant franchise; Gartner, an information technology research and advisory services company; and BWX Technologies, a nuclear components and fuel provider for the commercial nuclear power industry.
Relative to the benchmark, the portfolio now has the largest overweightings to communication services, health care, and financials, and it is most underweight in industrials and energy. Over the period, we added several new holdings, including Align Technology and Agilent Technologies, a provider of analytical instrumentation and consumable products used for research and quality assurance in the life sciences, diagnostics, and applied chemical markets. We also eliminated
3

several holdings, including KLA, a supplier of process controls and chip-inspection equipment for the semiconductor industry.
We seek to own the stocks of companies with strong secular growth characteristics and high and sustainable return on invested capital that are inexpensive on long-term earnings power. Although the portfolio trailed its benchmark for the period, we are excited by the opportunity set we are seeing today, believing that the volatile market environment has created more potential opportunities for active management to generate excess return. We expect that an increasingly challenging near-term macroeconomic backdrop, given the Federal Reserve’s resolve to tame inflation at the cost of lower growth, will eventually yield to a healthy and balanced macro backdrop. Within our opportunity set, we continue to focus on strong secular growers with high returns on invested capital trading at reasonable prices.
RS Investments
Portfolio Managers:
D. Scott Tracy, CFA,
Chief Investment Officer
Stephen J. Bishop
Melissa Chadwick-Dunn
Christopher W. Clark, CFA
Paul Leung, CFA
The portfolio’s negative absolute return was driven by the performance of mid-cap growth companies in the information technology, consumer discretionary, health care, and industrial sectors. In terms of absolute performance, the only contribution came from holdings in the energy sector.
The largest driver of positive relative performance was consumer discretionary, driven in part by the performance of O’Reilly Automotive, a retailer and supplier of automotive aftermarket parts, tools, supplies, equipment, and accessories. We initially purchased the stock because of the large, fragmented, addressable market; an aging inventory of cars on the road that provides a tailwind for replacement-parts demand; and consistency that has driven growth for almost 30 years. The stock performed exceptionally well for the 12 months, beating expectations across the board and raising guidance despite a challenging macroeconomic environment. O’Reilly appears to be benefiting from inflation as car owners in this environment would prefer to maintain their older vehicles rather than buy a new or used one. The company’s strong execution, resistance toward a potential recession, and buybacks make the story attractive for the foreseeable future.
The fund’s largest area of underperformance was information technology, driven in part by RingCentral, a provider of software-as-a-service solutions for businesses to support modern communications. We initially purchased the stock in early 2014, given the thesis that RingCentral operates in a
4

huge—approximately $50 billion—global market (with about $15 billion in the United States alone) that was only 10% penetrated by cloud offerings. Although RingCentral exceeded reduced expectations for the better part of the year, the stock was severely challenged in part because the company further reduced guidance to be conservative given the macro environment and large customers’ cautiousness.
Given the global impact of the COVID-19 pandemic and Russia’s invasion of Ukraine on corporate fundamentals—fiscal and monetary response, global logistics, inflation, consumer behavior, and societal norms—we believe that investors should expect all companies to feel some direct and indirect effects over the next few quarters and years. As a result, global equity markets are likely to experience higher volatility (to both the upside and downside) and divergence as new companies emerge while others struggle to retain leadership. We feel this will create an abundance of opportunities across sectors, industries, and markets as the economy and markets transition and recover.
The current opportunity set appears especially pronounced for secular growth companies, rather than those that are more cyclical in nature. This is because of the continued strength in underlying fundamentals and relative underperformance by secular growth companies since early November 2020, when market leadership abruptly shifted from companies with better long-term sustainable growth opportunities to areas that had been more challenged by COVID-19 or that could benefit from inflationary pressures. As a result, we believe we can now allocate to companies with clear paths of outsized growth with much improved relative valuations compared with fall 2020.
5

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co., LLC	41	1,211	Frontier Capital employs a fundamental, bottom-up, research-intensive investment approach to select mid-cap growth stocks. It seeks companies with above-average mid-cap growth prospects and competitive advantages that will allow them to earn superior rates of return on capital over a business cycle. The approach attempts to balance growth prospects with reasonable valuation and is long-term in nature; investment time frames are typically three to five years.
Wellington Management Company LLP	38	1,129	Wellington Management uses traditional methods of stock selection—fundamental research and analysis—to identify companies that it believes have above-average growth prospects. It believes that a short-term bias in equity markets rewards near-term cyclical growth and creates opportunity for long-term growth. The team focuses on sustainable earnings power and develops bottom-up valuations based on return on investment capital forecasts, price-to-sales, and quantitative risk factors. It seeks to control risk by emphasizing larger positions in established growth stocks and smaller positions in emerging names.
RS Investments	19	552	RS Investments, a Victory Capital investment franchise, employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multiyear horizon. Investment candidates typically exhibit some or all of the following criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams.
Cash Investments	2	64	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2022
Mid-Cap Growth Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$923.70	$1.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.49	1.73
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

Mid-Cap Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Mid-Cap Growth Fund	-32.22%	6.57%	9.65%	$25,134
Russell Midcap Growth Index	-28.94	8.66	11.95	30,927
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	9.72	12.36	32,058
See Financial Highlights for dividend and capital gains information.
9

Mid-Cap Growth Fund
Fund Allocation
As of October 31, 2022
Communication Services	5.6%
Consumer Discretionary	15.3
Consumer Staples	1.9
Energy	3.9
Financials	9.0
Health Care	20.8
Industrials	12.4
Information Technology	29.6
Materials	1.1
Real Estate	0.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
10

Mid-Cap Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.3%)
Communication Services (5.3%)
*	ZoomInfo Technologies Inc. Class A	1,214,284	54,072
	Electronic Arts Inc.	389,513	49,063
*	Live Nation Entertainment Inc.	269,291	21,438
*	Match Group Inc.	396,833	17,143
*	Take-Two Interactive Software Inc.	55,474	6,573
*	Pinterest Inc. Class A	254,170	6,253
*	Roku Inc.	41,403	2,299
			156,841
Consumer Discretionary (14.6%)
	Hilton Worldwide Holdings Inc.	351,085	47,488
*	Mattel Inc.	2,441,284	46,287
	Wingstop Inc.	253,784	40,197
*	Lululemon Athletica Inc.	109,585	36,058
*	O'Reilly Automotive Inc.	29,616	24,794
*	Etsy Inc.	251,743	23,641
*	Chipotle Mexican Grill Inc. Class A	15,669	23,477
*	Caesars Entertainment Inc.	533,775	23,342
	Dollar General Corp.	81,756	20,852
*	Planet Fitness Inc. Class A	298,441	19,542
	Advance Auto Parts Inc.	74,984	14,241
*	Ulta Beauty Inc.	29,380	12,321
	Ross Stores Inc.	123,644	11,832
	Darden Restaurants Inc.	74,558	10,672
*	Bright Horizons Family Solutions Inc.	158,163	10,331
*,1	Leslie's Inc.	723,538	10,159
	Churchill Downs Inc.	43,120	8,965
*	Dollar Tree Inc.	54,890	8,700
	Tractor Supply Co.	39,460	8,672
*	Burlington Stores Inc.	56,387	8,061
*	Five Below Inc.	47,840	7,001
*,1	Chewy Inc. Class A	163,471	6,331
*	Floor & Decor Holdings Inc. Class A	71,157	5,221
	Lithia Motors Inc. Class A	14,601	2,893
			431,078
Consumer Staples (1.8%)
*	Freshpet Inc.	595,963	35,132
	Hershey Co.	40,100	9,574
		Shares	Market Value• ($000)
	Constellation Brands Inc. Class A	36,890	9,115
			53,821
Energy (3.8%)
	Coterra Energy Inc.	1,516,069	47,195
	Cheniere Energy Inc.	167,450	29,540
	SM Energy Co.	275,126	12,375
	Diamondback Energy Inc.	61,171	9,611
	Matador Resources Co.	101,080	6,717
	Range Resources Corp.	163,430	4,654
			110,092
Financials (8.6%)
	Ares Management Corp. Class A	645,365	48,938
	Hamilton Lane Inc. Class A	710,149	42,481
	Aon plc Class A (XNYS)	145,456	40,944
	LPL Financial Holdings Inc.	119,757	30,616
	MSCI Inc. Class A	56,182	26,342
	KKR & Co. Inc.	509,826	24,793
*	SVB Financial Group	57,690	13,324
	Apollo Global Management Inc.	185,124	10,248
	Moody's Corp.	27,384	7,253
	FactSet Research Systems Inc.	15,920	6,774
	Kinsale Capital Group Inc.	9,200	2,900
			254,613
Health Care (19.8%)
	Agilent Technologies Inc.	794,733	109,951
*	ICON plc	282,658	55,921
*	Seagen Inc.	292,450	37,188
*	DexCom Inc.	293,875	35,494
*	Omnicell Inc.	432,708	33,457
*	Veeva Systems Inc. Class A	155,031	26,036
	Humana Inc.	44,249	24,695
*	Align Technology Inc.	120,704	23,453
*	Signify Health Inc. Class A	770,650	22,526
*	Insulet Corp.	86,391	22,359
*	Sarepta Therapeutics Inc.	156,683	17,865
*	Molina Healthcare Inc.	49,289	17,688
	ResMed Inc.	68,580	15,341
*	Hologic Inc.	185,488	12,576
	Teleflex Inc.	57,629	12,365
	AmerisourceBergen Corp. Class A	76,652	12,051
*	IDEXX Laboratories Inc.	31,783	11,432
*	Jazz Pharmaceuticals plc	76,857	11,051
	Alcon Inc.	172,477	10,466
11

Mid-Cap Growth Fund
		Shares	Market Value• ($000)
*	Amedisys Inc.	103,135	10,065
*	Horizon Therapeutics plc	133,350	8,310
*	Repligen Corp.	42,090	7,681
*	BioMarin Pharmaceutical Inc.	78,751	6,822
*	Inspire Medical Systems Inc.	32,462	6,329
*	Incyte Corp.	84,640	6,292
*	Moderna Inc.	38,710	5,819
*	Illumina Inc.	23,813	5,449
*	Tenet Healthcare Corp.	104,690	4,644
*	Novocure Ltd.	65,729	4,644
*	Edwards Lifesciences Corp.	59,190	4,287
*	Exact Sciences Corp.	99,456	3,459
			585,716
Industrials (11.8%)
	BWX Technologies Inc.	883,382	50,335
	Hexcel Corp.	729,854	40,653
	TransUnion	665,447	39,441
	Cintas Corp.	68,717	29,380
	KBR Inc.	431,957	21,498
	Waste Connections Inc. (XTSE)	152,630	20,133
	Quanta Services Inc.	131,328	18,654
*	Chart Industries Inc.	75,686	16,869
*	Builders FirstSource Inc.	217,680	13,422
*	MasTec Inc.	156,455	12,060
	Knight-Swift Transportation Holdings Inc.	214,855	10,319
*	Evoqua Water Technologies Corp.	236,060	9,249
	Ritchie Bros Auctioneers Inc.	138,490	9,048
	HEICO Corp. Class A	68,840	8,763
*	Clean Harbors Inc.	64,540	7,904
	Equifax Inc.	40,284	6,830
*	Axon Enterprise Inc.	39,003	5,673
*	XPO Logistics Inc.	105,460	5,456
	Verisk Analytics Inc. Class A	29,720	5,434
*	Lyft Inc. Class A	306,849	4,492
	Advanced Drainage Systems Inc.	37,019	4,290
*	WillScot Mobile Mini Holdings Corp.	82,190	3,495
*	CoStar Group Inc.	40,570	3,356
	Regal Rexnord Corp.	20,760	2,627
			349,381
Information Technology (28.2%)
*	Gartner Inc.	313,891	94,770
*	Palo Alto Networks Inc.	402,296	69,030
	CDW Corp.	337,785	58,373
*	Ceridian HCM Holding Inc.	811,781	53,732
*	Paycom Software Inc.	109,635	37,934
*	Shift4 Payments Inc. Class A	774,810	35,618
*	EPAM Systems Inc.	78,618	27,516
*	Varonis Systems Inc. Class B	922,244	24,688
*	MongoDB Inc. Class A	128,430	23,507
*	Fair Isaac Corp.	47,332	22,664
*	Synopsys Inc.	75,712	22,150
*	Arista Networks Inc.	178,852	21,616
*	ON Semiconductor Corp.	350,514	21,532
*	Enphase Energy Inc.	61,110	18,761
	Genpact Ltd.	382,691	18,561
		Shares	Market Value• ($000)
	Microchip Technology Inc.	299,890	18,515
*	Synaptics Inc.	201,657	17,867
*	Wolfspeed Inc.	226,882	17,867
	Global Payments Inc.	149,852	17,122
	KLA Corp.	49,994	15,821
	Monolithic Power Systems Inc.	36,775	12,483
*	Lattice Semiconductor Corp.	239,491	11,618
	Marvell Technology Inc.	291,356	11,561
*	Bill.com Holdings Inc.	83,927	11,192
	Jack Henry & Associates Inc.	55,870	11,121
*	Trade Desk Inc. Class A	203,553	10,837
*	Block Inc. (XNYS)	170,204	10,224
*	Dropbox Inc. Class A	443,954	9,656
*	Keysight Technologies Inc.	55,007	9,579
*	Dlocal Ltd. Class A	418,993	9,344
*	HubSpot Inc.	30,579	9,068
*	Atlassian Corp.	44,368	8,995
	Amphenol Corp. Class A	117,744	8,929
*	Dynatrace Inc.	208,620	7,352
*	Autodesk Inc.	33,697	7,221
	Entegris Inc.	89,417	7,094
*	Okta Inc.	117,947	6,619
*	Datadog Inc. Class A	74,890	6,029
	Lam Research Corp.	13,080	5,295
*	Zscaler Inc.	27,170	4,187
*	Sitime Corp.	42,048	3,776
*	Splunk Inc.	42,230	3,510
*	Workday Inc. Class A	21,993	3,427
*	Coherent Corp.	96,478	3,243
*	Toast Inc. Class A	120,780	2,668
*	Five9 Inc.	19,980	1,204
			833,876
Materials (1.0%)
	Graphic Packaging Holding Co.	540,840	12,418
	Sherwin-Williams Co.	48,346	10,879
	CF Industries Holdings Inc.	59,740	6,348
			29,645
Real Estate (0.4%)
	Extra Space Storage Inc.	32,770	5,815
	SBA Communications Corp. Class A	21,150	5,708
			11,523
Total Common Stocks (Cost $2,790,973)			2,816,586

12

Mid-Cap Growth Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (4.9%)
Money Market Fund (4.9%)
[2,3]	Vanguard Market Liquidity Fund, 3.117% (Cost $145,416)	1,454,572	145,428
Total Investments (100.2%) (Cost $2,936,389)			2,962,014
Other Assets and Liabilities—Net (-0.2%)			(6,062)
Net Assets (100%)			2,955,952
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,204,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $5,522,000 was received for securities on loan.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	329	63,875	(165)

See accompanying Notes, which are an integral part of the Financial Statements.
13

Mid-Cap Growth Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $2,790,973)	2,816,586
Affiliated Issuers (Cost $145,416)	145,428
Total Investments in Securities	2,962,014
Investment in Vanguard	111
Cash	1
Cash Collateral Pledged—Futures Contracts	3,418
Receivables for Investment Securities Sold	18,260
Receivables for Accrued Income	501
Receivables for Capital Shares Issued	875
Total Assets	2,985,180
Liabilities
Payables for Investment Securities Purchased	20,006
Collateral for Securities on Loan	5,522
Payables to Investment Advisor	1,012
Payables for Capital Shares Redeemed	1,946
Payables to Vanguard	250
Variation Margin Payable—Futures Contracts	483
Other Liabilities	9
Total Liabilities	29,228
Net Assets	2,955,952
1 Includes $5,204 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	3,215,171
Total Distributable Earnings (Loss)	(259,219)
Net Assets	2,955,952

Net Assets
Applicable to 153,597,985 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,955,952
Net Asset Value Per Share	$19.24

See accompanying Notes, which are an integral part of the Financial Statements.
14

Mid-Cap Growth Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends[1]	16,614
Interest[2]	1,265
Securities Lending—Net	13
Total Income	17,892
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,443
Performance Adjustment	(1,892)
The Vanguard Group—Note C
Management and Administrative	6,972
Marketing and Distribution	281
Custodian Fees	43
Auditing Fees	32
Shareholders’ Reports	88
Trustees’ Fees and Expenses	1
Other Expenses	16
Total Expenses	12,984
Expenses Paid Indirectly	(140)
Net Expenses	12,844
Net Investment Income	5,048
Realized Net Gain (Loss)
Investment Securities Sold[2]	(229,996)
Futures Contracts	(3,511)
Foreign Currencies	1
Realized Net Gain (Loss)	(233,506)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,354,060)
Futures Contracts	(7,834)
Change in Unrealized Appreciation (Depreciation)	(1,361,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,590,352)

1	Dividends are net of foreign withholding taxes of $27,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,239,000, ($17,000), $2,000, and ($13,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Mid-Cap Growth Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,048	(1,915)
Realized Net Gain (Loss)	(233,506)	1,291,603
Change in Unrealized Appreciation (Depreciation)	(1,361,894)	283,921
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,590,352)	1,573,609
Distributions
Total Distributions	(1,251,685)	(305,267)
Capital Share Transactions
Issued	449,924	663,839
Issued in Lieu of Cash Distributions	1,179,383	290,788
Redeemed	(1,121,695)	(1,346,909)
Net Increase (Decrease) from Capital Share Transactions	507,612	(392,282)
Total Increase (Decrease)	(2,334,425)	876,060
Net Assets
Beginning of Period	5,290,377	4,414,317
End of Period	2,955,952	5,290,377

See accompanying Notes, which are an integral part of the Financial Statements.
16

Mid-Cap Growth Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$38.72	$29.89	$27.93	$28.08	$26.51
Investment Operations
Net Investment Income (Loss)[1]	.031	(.013)	.068	.074	.114
Net Realized and Unrealized Gain (Loss) on Investments	(10.190)	10.957	4.680	3.027	2.379
Total from Investment Operations	(10.159)	10.944	4.748	3.101	2.493
Distributions
Dividends from Net Investment Income	(.005)	(.051)	(.067)	(.099)	(.095)
Distributions from Realized Capital Gains	(9.316)	(2.063)	(2.721)	(3.152)	(.828)
Total Distributions	(9.321)	(2.114)	(2.788)	(3.251)	(.923)
Net Asset Value, End of Period	$19.24	$38.72	$29.89	$27.93	$28.08
Total Return[2]	-32.22%	37.68%	18.33%	13.56%	9.61%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,956	$5,290	$4,414	$4,536	$4,161
Ratio of Total Expenses to Average Net Assets[3]	0.35%[4]	0.33%	0.34%	0.36%	0.36%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	(0.04)%	0.25%	0.27%	0.40%
Portfolio Turnover Rate	71%	98%	74%	111%	75%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.06%), (0.05%), (0.02%), and (0.04%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.35%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Mid-Cap Growth Fund
Notes to Financial Statements
Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.  Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
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Mid-Cap Growth Fund
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple
19

Mid-Cap Growth Fund
Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	The investment advisory firms Victory Capital Management Inc., through its RS Investments franchise, Frontier Capital Management Co., LLC, and Wellington Management Company llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Victory Capital Management Inc., Frontier Capital Management Co., LLC, and Wellington Management Company llp, are subject to quarterly adjustments based on performance relative to the Russell Midcap Growth Index for the preceding 3 years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a net decrease of $1,892,000 (0.05%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $111,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of
20

Mid-Cap Growth Fund
the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2022, these arrangements reduced the fund’s expenses by $140,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
F.	Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	4,152
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(227,754)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(35,617)
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Mid-Cap Growth Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	319,558	7,351
Long-Term Capital Gains	932,127	297,916
Total	1,251,685	305,267
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,997,631
Gross Unrealized Appreciation	444,778
Gross Unrealized Depreciation	(480,395)
Net Unrealized Appreciation (Depreciation)	(35,617)
G.	During the year ended October 31, 2022, the fund purchased $2,550,326,000 of investment securities and sold $3,191,547,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2022, such purchases were $373,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2022 Shares (000)	2021 Shares (000)

Issued	18,174	19,010
Issued in Lieu of Cash Distributions	46,070	8,647
Redeemed	(47,262)	(38,747)
Net Increase (Decrease) in Shares Outstanding	16,982	(11,090)
I.	In December 2022, the Board of Trustees approved the termination of the fund’s investment advisory agreement with RS Investments and the reallocation of the portion of the fund's assets RS Investments managed (approximately 20%) to Frontier Capital Management Co., LLC, an existing manager on the fund; these changes will take effect in December 2022 as well. Following the transition, Frontier will manage approximately 60% and Wellington Management Company LLP will continue to manage approximately 40% of the fund.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Mid-Cap Growth Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $12,817,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $124,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $932,127,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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Q3010 122022

Annual Report  |  October 31, 2022
Vanguard International Explorer™ Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2022, Vanguard International Explorer Fund returned –35.83%. Its benchmark, the Spliced International Explorer Index, returned –32.39%.
•	The year was a volatile, challenging period for financial markets. The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession.
•	The fund’s three advisors invest in smaller companies––mostly from developed European and Pacific markets––that they believe have strong long-term growth prospects.
•	For the 12 months, each region posted negative absolute returns for both the fund and the benchmark. On a relative basis, emerging markets helped fund performance. The Pacific region and Europe were the largest regional detractors relative to the benchmark.
•	3 of the fund’s 11 industry sectors—consumer discretionary, materials, and utilities—helped relative performance. The largest relative detractors were information technology and industrials.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

Advisors’ Report
For the fiscal year ended October 31, 2022, Vanguard International Explorer Fund returned −35.83%. Your fund is managed by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors and the amount and percentage of fund assets each manages are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflected that assessment. These comments were prepared on November 15, 2022.
Schroder Investment Management
North America Inc.
Portfolio Managers:
Luke Biermann,
Lead Portfolio Manager
Alexander Deane,
Co-Portfolio Manager
International equities fell sharply over the last 12 months. Russia’s invasion of Ukraine in February set commodity prices soaring, contributing to a surge in inflation and risk aversion. Central banks around the world have been forced to raise interest rates aggressively, putting further pressure on equities. Elsewhere, Chinese equities were negatively affected by renewed COVID-19 outbreaks, leading to new lockdowns as China perseveres with a zero-COVID policy. Small-capitalization stocks fell more than large-caps; the MSCI EAFE Small Cap Index returned −30.3% compared with −23.0% for the MSCI EAFE Index.
Stock selection drove the fund’s underperformance over the 12 months, a period marked by an environment in which quality and growth factors underperformed their value counterparts. This was a headwind for our quality-growth bias. Stock-selection impact was weakest in continental Europe and, to lesser extents, in Japan and Pacific ex Japan. Selection did, though, add value in the United Kingdom. Regional allocation was positive thanks to our emerging markets exposure and a modest cash holding.
Negative selection in continental Europe made the most significant impact, while our health care holdings (Arjo, Dermapharm) were weak. Stock selection in consumer staples (HelloFresh, Royal Unibrew) and industrials (Fluidra, Montana Aerospace) also notably detracted, as did both selection in information technology (Cint, Comet) and an overweighting of that sector. Selection in consumer discretionary (D’Ieteren) was strong.
Stock selection in Japan was a lesser detractor. Picks in industrials (Daifuku, Trusco Nakayama), consumer discretionary (Oisix Ra Daichi, Koito Manufacturing), and consumer staples (Tsuruha) dampened results. These shortfalls were partly offset by better

2

selection in materials (Kureha, Aica Kogyo) and real estate (Daibiru).
Selection in Pacific ex Japan also detracted more modestly. Selection in Hong Kong/China (Techtronic Industries, Li-Ning) and Australia (Xero, James Hardie) provided the main areas of weakness. Our emerging markets exposure helped results thanks to our holdings in India (Apollo Hospitals, Oberoi Realty).
The fund’s performance in the United Kingdom outperformed that of the benchmark. Selection in industrials (QinetiQ) and utilities (Telecom Plus) and our underweighting of communication services added value, with only a modest offset from selection in financials (Bridgepoint, Petershill Partners).
We continue to focus the portfolio on high-quality companies that offer above-average and relatively visible earnings growth. Information technology remains our largest sector overweight given the secular opportunity we see from digital transformation together with the rich vein of small-caps well-positioned to service it. Conversely, we remain underweight in financials and real estate.
Wellington Management Company llp
Portfolio Manager:
Mary L. Pryshlak, CFA,
Senior Managing Director and
Head of Investment Research
For the 12 months ended October 31, 2022, international small-cap equities returned −32.1% as measured by the custom index, which reflects the S&P Developed EPAC Small Cap Index through October 9, 2022, and the MSCI EAFE Small Cap Index from October 10, 2022, through the end of the period. Global equities, meanwhile, fell −19.96% as measured by the MSCI All Country World Index. Ten of 11 sectors in the MSCI EAFE Small Cap Index posted negative returns, with health care, information technology, and communication services declining most.
Inflation remained elevated through the first 10 months of 2022 and led many central banks to continue down paths of tighter monetary policies. Soaring energy prices due to the war in Ukraine have certainly contributed, particularly in Europe, though there are many other factors to consider. Notably, supply-chain bottlenecks, rising input costs, tight labor markets, and geopolitical dynamics broadly have all made an inflationary impact this year.
Our portion of the International Explorer Fund outperformed the custom index over the period. Strong stock selection in the health care, industrials, and materials sectors contributed most to our relative performance. This was partly offset by weaker selection in information technology, consumer discretionary, and real estate. Among regions, selection in emerging markets and the United Kingdom contributed most to relative
3

performance, while selection in Japan and North America detracted.
Among the top relative contributors were overweight positions in London-based insurance company Beazley and engineered polymer solutions company Trelleborg. Top relative detractors included out-of-benchmark positions in Lightspeed Commerce, an e-commerce software-as-a-service (SaaS) provider, and electric vehicle manufacturer Arrival.
Our global industry analysts will continue to focus on identifying companies with the potential to emerge from this period of market volatility stronger than their peers. We believe that the team’s deep fundamental research, experience managing in a variety of market environments, and long-term orientation will be critical in navigating today’s market environment and maintain conviction that we will be able to generate alpha for Vanguard shareholders over the long term.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Brian Lum, CFA,
Chair of the International Smaller Companies Portfolio Construction Group
Steven Vaughan, CFA
Portfolio Manager
Companies can be significant for different reasons. Some are driven by a vision to shape and transform industries. Some have unique skill sets to exploit emerging opportunities. Some operate at a superior level through distinctive culture or thoughtful stewardship. Our approach aims to invest in exceptional international smaller companies that derive their advantage from multiple sources.
It’s impossible to miss the further deterioration in economic headlines over the year. Despite robust operational progress from many constituents, the portfolio has not been immune from this environment. A decade of “cheap money” has possibly artificially adjusted the competitive positioning within marketplaces. We believe that the quality of the portfolio, which contains well-run companies offering distinctive products, leaves it well-placed relative to peers to manage challenging operational conditions.
Companies that are more directly exposed to economic policies have been challenged this year. Hypoport, a provider of end-to-end mortgage support for German customers, was among the leading detractors for the period. Hypoport operates Europace, Germany’s leading online business-to-business mortgage marketplace, and its subsidiary, Dr. Klein, which is the country’s second-largest mortgage broker. Its share price fell as the market worried about the effects on the German housing market of rising interest rates and lower consumer confidence. In the current economic climate, fewer people are willing to buy properties, hence a decline in mortgage demand. This hasn’t
4

dented our enthusiasm for this business, which has enjoyed double-digit organic growth without resorting to external funding in the past 19 years.
Conversely, CreditAccess Grameen, a microfinance provider in rural India that lends mostly to women, enjoyed share price growth during the period. Although CreditAccess Grameen’s customer count remains largely the same, it has seen a strong pickup in loan growth and robust operating performance, which is expected to continue in the coming months. More generally, the company has demonstrated superior operational metrics, credit quality, loan distribution, and repayment structures compared with peers.
Our work on portfolio resiliency offered reassurance about the quality of the vast majority of our holdings. Over timescales that allow these companies’ offerings to gain traction, we are excited to watch them deliver on their potential. The portfolio construction group, meanwhile, continues to explore the smaller-company universe. Ongoing research—including productive investment trips to South Korea, Israel, Switzerland, and Canada—is generating interesting new ideas. We see plenty to be optimistic about.
5

Vanguard International Explorer Fund Investment Advisors
	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment Management North America Inc.	38	549	The advisor employs a fundamental investment approach that considers macroeconomic factors while focusing primarily on company-specific factors, including a company’s potential for long-term growth, financial condition, quality of management, and sensitivity to cyclical factors. The advisor also considers the relative value of a company’s securities compared with those of other companies and the market as a whole.
Wellington Management Company llp	40	585	The advisor allocates the assets in its portion of the fund to a team of global analysts who seek to add value through in-depth fundamental research and understanding of their industries. By covering the same companies over a period of many years, these investment professionals gain comprehensive insight to guide decisions for their subportfolios.
Baillie Gifford Overseas Ltd.	19	277	The advisor employs rigorous, fundamental, bottom-up analysis. It believes that a few companies will drive most of the market’s return over the long run and considers sustainable earnings growth and free cash flow growth to be the most important determinants of a company’s prospects.
Cash Investments	3	36	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.
6

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
7

Six Months Ended October 31, 2022
International Explorer Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$835.50	$1.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.04	2.19
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
8

International Explorer Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
International Explorer Fund	-35.83%	-4.39%	4.18%	$15,056
Spliced International Explorer Index	-32.39	-2.26	4.99	16,281
MSCI All Country World Index ex USA	-24.73	-0.60	3.27	13,796
Spliced International Explorer Index: S&P EPAC SmallCap Index through September 30, 2022; MSCI EAFE Small Cap Index thereafter.
See Financial Highlights for dividend and capital gains information.
9

International Explorer Fund
Fund Allocation
As of October 31, 2022

Japan	28.7%
United Kingdom	16.5
Sweden	5.6
Australia	5.0
Germany	4.7
Taiwan	4.3
Italy	4.2
Switzerland	3.9
Belgium	3.5
Canada	2.8
France	2.5
Netherlands	2.0
Hong Kong	1.9
Brazil	1.8
India	1.8
Ireland	1.3
Singapore	1.1
South Korea	1.1
Israel	1.1
Denmark	1.1
Other	5.1
The table reflects the fund’s investments, except for short-term investments and derivatives.
10

International Explorer Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.3%)
Australia (4.8%)
	James Hardie Industries plc	306,699	6,696
*	Xero Ltd.	83,879	4,165
	Vicinity Ltd.	3,126,431	3,898
	Iluka Resources Ltd.	700,039	3,879
	Netwealth Group Ltd.	447,742	3,477
	Charter Hall Group	382,235	3,173
	Whitehaven Coal Ltd.	511,503	2,971
*	Pilbara Minerals Ltd.	899,289	2,923
	IGO Ltd.	271,071	2,651
	Orora Ltd.	1,339,414	2,599
*	Omni Bridgeway Ltd.	891,719	2,567
	Deterra Royalties Ltd.	975,228	2,559
*,1	Tyro Payments Ltd.	2,595,293	2,534
	Mineral Resources Ltd.	49,760	2,333
	Credit Corp. Group Ltd.	174,063	2,069
	Ansell Ltd.	111,045	2,005
	Liberty Financial Group Ltd.	791,237	1,821
*,1	Temple & Webster Group Ltd.	476,812	1,697
	Nufarm Ltd.	454,353	1,619
	Metcash Ltd.	571,060	1,499
	Elders Ltd.	168,536	1,405
*	Bellevue Gold Ltd.	2,687,730	1,269
	Lovisa Holdings Ltd.	77,206	1,202
	Seven Group Holdings Ltd.	99,021	1,161
	OZ Minerals Ltd.	74,766	1,158
	Reliance Worldwide Corp. Ltd.	528,787	1,086
	Bapcor Ltd.	234,962	994
	Nick Scali Ltd.	127,420	821
*,1	Vulcan Energy Resources Ltd.	159,894	777
*,1	Flight Centre Travel Group Ltd.	58,792	626
*	Cleanspace Holdings Ltd.	1,717,529	582
	CSR Ltd.	165,237	489
		Shares	Market Value• ($000)
	GrainCorp Ltd. Class A	85,472	459
*	SiteMinder Ltd.	227,960	452
	Atlas Arteria Ltd.	56,130	236
			69,852
Austria (0.9%)
*,2	BAWAG Group AG	116,356	5,617
	ANDRITZ AG	84,680	3,935
	Addiko Bank AG	202,137	2,137
	Wienerberger AG	41,680	953
	AT&S Austria Technologie & Systemtechnik AG	8,743	270
			12,912
Belgium (3.4%)
	D'ieteren Group	62,567	10,413
	Azelis Group NV	356,334	8,155
	Barco NV	371,683	8,025
	Lotus Bakeries NV	967	5,378
	Warehouses De Pauw CVA	183,216	4,702
	Recticel SA	274,689	3,796
	Aedifica SA	44,961	3,429
	Melexis NV	36,949	2,541
	KBC Ancora	61,848	2,199
*,1,2	Biocartis Group NV	196,013	236
			48,874
Brazil (1.8%)
*	TOTVS SA	1,102,100	7,075
*	TIM SA	2,143,600	5,478
	Rumo SA	1,219,800	5,228
*,2	Locaweb Servicos de Internet SA	2,190,800	4,636
*	Cia de Saneamento Basico do Estado de Sao Paulo	269,200	3,132
*	Magazine Luiza SA	256	—
			25,549
Canada (2.7%)
*	Kinaxis Inc.	87,633	9,353
*	Nuvei Corp.	119,983	3,608
11

International Explorer Fund
		Shares	Market Value• ($000)
	Colliers International Group Inc.	32,293	3,031
*	Docebo Inc.	100,112	2,911
*	Lightspeed Commerce Inc.	144,623	2,771
*	MEG Energy Corp.	168,197	2,515
	Parex Resources Inc.	157,262	2,399
	Endeavour Mining plc	134,205	2,387
	Boardwalk REIT	61,515	2,189
*,1	Lightspeed Commerce Inc. (XTSE)	108,851	2,086
*,1	EcoSynthetix Inc.	644,246	2,028
	Stelco Holdings Inc.	64,095	1,614
*,1	Boat Rocker Media Inc.	741,886	1,514
			38,406
China (0.6%)
*	Tongcheng Travel Holdings Ltd.	1,667,200	2,603
	Beijing Enterprises Holdings Ltd.	915,000	2,321
	China Datang Corp. Renewable Power Co. Ltd. Class H	5,981,000	1,615
	Minth Group Ltd.	430,145	848
*	Kingdee International Software Group Co. Ltd.	312,300	512
	Pou Sheng International Holdings Ltd.	9,530,464	480
[2]	IMAX China Holding Inc.	775,400	446
*	Niu Technologies ADR	64,247	168
			8,993
Denmark (1.0%)
	Royal Unibrew A/S	109,305	6,244
*	ALK-Abello A/S Class B	250,429	4,141
*	Ascendis Pharma A/S ADR	20,228	2,326
*	Zealand Pharma A/S	82,866	2,134
*,3	OW Bunker A/S	1,000,000	—
			14,845
Finland (0.3%)
	Kemira OYJ	182,867	2,414
*	Nanoform Finland plc	420,063	1,100
	Wartsila OYJ Abp	145,050	989
			4,503
France (2.5%)
	Nexans SA	66,987	6,255
	Trigano SA	57,333	5,868
*	JCDecaux SE	362,657	4,579
	Kaufman & Broad SA	181,241	4,404
*	ESI Group	32,330	2,326
	Rubis SCA	101,858	2,313
[2]	ALD SA	197,436	2,107
	Rothschild & Co.	58,365	2,070
		Shares	Market Value• ($000)
	L'Occitane International SA	493,750	1,212
	Gaztransport Et Technigaz SA	10,309	1,199
*	Vallourec SA Class A	101,929	1,085
	Vicat SA	33,260	762
	Imerys SA	17,537	718
*	Cellectis SA ADR	146,217	363
*,1	Cellectis SA	60,983	154
			35,415
Germany (4.5%)
	Gerresheimer AG	116,262	6,660
	New Work SE	52,663	6,598
	Hensoldt AG	244,609	5,747
	Dermapharm Holding SE	149,618	5,689
[2]	Befesa SA	161,485	5,609
	Stabilus SE	80,643	4,424
*	Hypoport SE	43,887	4,287
	Jenoptik AG	192,751	4,226
*	HelloFresh SE	190,616	3,810
*	CTS Eventim AG & Co. KGaA	76,552	3,654
	Stemmer Imaging AG	96,893	2,676
	AIXTRON SE	98,539	2,421
*	Tonies SE	406,400	2,039
*,2	Auto1 Group SE	238,458	1,604
*	Evotec SE	76,428	1,458
	Bertrandt AG	39,920	1,189
[1,2]	Aumann AG	84,638	1,023
*	Immatics NV	81,466	921
*	Cherry AG	149,681	774
*	Jumia Technologies AG ADR	63,864	317
*	Veganz Group AG	15,898	271
			65,397
Hong Kong (1.8%)
	Kerry Properties Ltd.	2,681,500	4,242
*	Melco Resorts & Entertainment Ltd. ADR	687,682	3,762
	Hang Lung Properties Ltd.	2,758,000	3,469
	Dah Sing Financial Holdings Ltd.	1,659,600	3,284
	Techtronic Industries Co. Ltd.	346,500	3,281
	Johnson Electric Holdings Ltd.	2,212,625	2,279
*	Mandarin Oriental International Ltd.	1,354,400	2,231
[2]	Crystal International Group Ltd.	6,289,500	1,604
	Vitasoy International Holdings Ltd.	590,000	1,007
*	Hypebeast Ltd.	12,315,700	762

12

International Explorer Fund
		Shares	Market Value• ($000)
	Chow Sang Sang Holdings International Ltd.	404,000	373
	Luk Fook Holdings International Ltd.	81,000	176
			26,470
Hungary (0.1%)
*,2	Wizz Air Holdings plc	22,620	444
	MOL Hungarian Oil & Gas plc	51,646	310
			754
India (1.7%)
	Apollo Hospitals Enterprise Ltd.	170,829	9,328
	Oberoi Realty Ltd.	590,288	6,607
	Gujarat Pipavav Port Ltd.	3,634,089	3,769
*	CreditAccess Grameen Ltd.	300,194	3,541
	Alembic Pharmaceuticals Ltd.	199,431	1,326
*	Zomato Ltd.	689,599	526
			25,097
Ireland (1.2%)
	Bank of Ireland Group plc	1,013,074	7,295
	AIB Group plc	1,784,719	5,163
	Smurfit Kappa Group plc	105,765	3,501
*	Dalata Hotel Group plc	642,332	2,061
			18,020
Israel (1.0%)
	Maytronics Ltd.	510,604	5,506
	Melisron Ltd.	66,622	4,943
*	Nayax Ltd.	105,443	2,622
*	Wix.com Ltd.	21,919	1,843
			14,914
Italy (4.0%)
	Brunello Cucinelli SpA	239,142	13,862
	Reply SpA	104,204	11,335
	PRADA SpA	968,200	4,411
	Recordati Industria Chimica e Farmaceutica SpA	110,413	4,148
[2]	BFF Bank SpA	573,845	4,048
	Moncler SpA	90,111	3,888
	Stevanato Group SpA	224,377	3,779
[2]	Technogym SpA	547,154	3,762
	Italgas SpA	654,734	3,373
[2]	OVS SpA	1,556,147	2,905
	Salvatore Ferragamo SpA	109,723	1,613
	Buzzi Unicem SpA	62,131	1,031
			58,155
Japan (27.6%)
	Food & Life Cos. Ltd.	944,100	15,881
		Shares	Market Value• ($000)
	Aica Kogyo Co. Ltd.	404,600	8,696
	FP Corp.	348,900	8,301
	Nifco Inc.	355,200	8,249
	Nippon Shinyaku Co. Ltd.	147,800	8,183
	KOMEDA Holdings Co. Ltd.	479,000	8,000
	Kissei Pharmaceutical Co. Ltd.	443,100	7,827
	Miura Co. Ltd.	379,800	7,735
	SBI Holdings Inc.	426,600	7,706
	Calbee Inc.	382,000	7,673
	Musashi Seimitsu Industry Co. Ltd.	652,700	7,533
	Trusco Nakayama Corp.	558,400	7,480
	Sumitomo Forestry Co. Ltd.	456,300	7,138
	Kureha Corp.	109,600	7,037
	Ai Holdings Corp.	465,000	6,883
	GMO Internet Group Inc.	383,300	6,608
*	Raksul Inc.	328,700	6,465
	Katitas Co. Ltd.	287,900	6,443
	Japan Material Co. Ltd.	445,700	5,868
	Nippon Densetsu Kogyo Co. Ltd.	513,700	5,747
	Harmonic Drive Systems Inc.	167,500	5,591
	Daifuku Co. Ltd.	121,300	5,552
	Megachips Corp.	309,900	5,305
	Fukushima Galilei Co. Ltd.	190,100	5,228
	NEC Networks & System Integration Corp.	481,800	5,163
	Kyoritsu Maintenance Co. Ltd.	124,200	5,117
	Hakuhodo DY Holdings Inc.	599,400	5,050
	Heiwa Real Estate Co. Ltd.	166,900	4,628
	Tsugami Corp.	605,200	4,532
	Glory Ltd.	278,800	4,299
	eGuarantee Inc.	265,700	4,291
	Koito Manufacturing Co. Ltd.	298,800	4,242
*,1	Oisix ra daichi Inc.	370,000	4,174
	Obara Group Inc.	178,700	4,144
	OBIC Business Consultants Co. Ltd.	141,700	4,073
	Tokyo Tatemono Co. Ltd.	283,400	3,897
[1]	Nittoku Co. Ltd.	228,400	3,888
	Kyushu Electric Power Co. Inc.	774,000	3,832
	Fukuoka Financial Group Inc.	223,600	3,805
	Tokyo Century Corp.	111,300	3,796

13

International Explorer Fund
		Shares	Market Value• ($000)
	Iriso Electronics Co. Ltd.	129,300	3,746
	DMG Mori Co. Ltd.	307,100	3,554
	Frontier Real Estate Investment Corp.	997	3,520
	Seino Holdings Co. Ltd.	456,500	3,508
	Digital Garage Inc.	141,000	3,376
*	Sansan Inc.	339,844	3,370
	JMDC Inc.	94,600	3,350
	Asahi Intecc Co. Ltd.	192,606	3,281
	Bank of Kyoto Ltd.	88,700	3,196
	Fukuyama Transporting Co. Ltd.	143,100	3,122
	Nikon Corp.	320,985	3,104
*,1	Bengo4.com Inc.	143,400	3,056
	Comforia Residential REIT Inc.	1,403	2,978
	Outsourcing Inc.	375,800	2,928
*,1	Universal Entertainment Corp.	216,900	2,927
	Kamakura Shinsho Ltd.	539,900	2,906
	Ulvac Inc.	73,300	2,890
*	Japan Airport Terminal Co. Ltd.	64,200	2,748
*,1	GA Technologies Co. Ltd.	282,500	2,720
	Optex Group Co. Ltd.	190,300	2,620
*,1	WealthNavi Inc.	276,300	2,572
	Mani Inc.	166,100	2,420
	dip Corp.	86,400	2,419
	COLOPL Inc.	512,900	2,416
	Asics Corp.	149,300	2,288
	Yamaha Motor Co. Ltd.	110,760	2,286
	Ibiden Co. Ltd.	66,700	2,248
	Shima Seiki Manufacturing Ltd.	161,100	2,248
*,1	Istyle Inc.	674,100	2,219
	KH Neochem Co. Ltd.	128,500	2,193
	Infomart Corp.	628,500	2,033
	Tokyo Ohka Kogyo Co. Ltd.	46,600	2,009
	JSR Corp.	102,861	1,954
[1]	Kitanotatsujin Corp.	983,400	1,906
	Ichiyoshi Securities Co. Ltd.	464,834	1,883
	Amada Co. Ltd.	255,700	1,798
[1]	Snow Peak Inc.	136,000	1,789
*,1	JTOWER Inc.	43,000	1,744
	Sojitz Corp.	114,980	1,695
*	Locondo Inc.	195,500	1,635
	IHI Corp.	65,400	1,459
	Nabtesco Corp.	68,500	1,455
	Kawasaki Heavy Industries Ltd.	80,700	1,372
	Ebara Corp.	42,200	1,371
*	Park24 Co. Ltd.	102,100	1,361
	Sumitomo Heavy Industries Ltd.	64,100	1,215
		Shares	Market Value• ($000)
	Air Water Inc.	107,200	1,197
	Tsuruha Holdings Inc.	20,000	1,162
	THK Co. Ltd.	66,300	1,156
	NET One Systems Co. Ltd.	55,130	1,132
	JGC Holdings Corp.	93,100	1,120
	Anicom Holdings Inc.	279,200	1,116
	NOF Corp.	32,300	1,111
	Fuji Corp.	80,200	1,059
	Inaba Denki Sangyo Co. Ltd.	56,200	1,049
	COMSYS Holdings Corp.	62,600	1,026
	JINS Holdings Inc.	33,900	1,019
	EXEO Group Inc.	69,300	1,015
	Nihon M&A Center Holdings Inc.	89,700	1,012
	Kansai Paint Co. Ltd.	77,200	1,007
	Square Enix Holdings Co. Ltd.	21,997	982
	Showa Denko KK	66,800	975
	Inter Action Corp.	101,000	966
	Ushio Inc.	91,500	950
	Yamato Holdings Co. Ltd.	62,300	923
	TechnoPro Holdings Inc.	36,200	868
	SHO-BOND Holdings Co. Ltd.	19,000	822
	BayCurrent Consulting Inc.	29,070	816
	Mitsubishi Gas Chemical Co. Inc.	61,600	783
	Kyudenko Corp.	36,000	764
	Shin-Etsu Polymer Co. Ltd.	91,100	759
	Marui Group Co. Ltd.	46,200	756
	Kadokawa Corp.	42,035	753
	Disco Corp.	3,100	741
	Max Co. Ltd.	49,500	705
	Simplex Holdings Inc.	43,750	697
	Hino Motors Ltd.	161,000	669
	NSK Ltd.	125,000	661
*	Demae-Can Co. Ltd.	201,200	654
	Comture Corp.	39,239	638
	Seria Co. Ltd.	37,200	608
	MIRAIT ONE Corp.	63,200	607
	Denka Co. Ltd.	25,800	598
	Teijin Ltd.	65,000	590
	Kumagai Gumi Co. Ltd.	34,700	587
	Nippon Shokubai Co. Ltd.	16,300	585
	Lintec Corp.	36,300	545
	Yamazen Corp.	86,400	537
	MEC Co. Ltd.	33,600	537
	Rorze Corp.	10,500	528
	Yokogawa Bridge Holdings Corp.	39,600	526

14

International Explorer Fund
		Shares	Market Value• ($000)
	Japan Steel Works Ltd.	24,800	512
*	Uzabase Inc.	104,300	499
	Sekisui Jushi Corp.	43,500	498
[1]	GMO Financial Gate Inc.	5,025	469
	Giken Ltd.	19,700	424
	Toyo Construction Co. Ltd.	67,000	405
	Shibaura Machine Co. Ltd.	19,600	380
	Ichikoh Industries Ltd.	34,300	98
			399,544
Mexico (0.4%)
	Corp. Inmobiliaria Vesta SAB de CV	1,595,800	3,468
	Grupo Aeroportuario del Pacifico SAB de CV Class B	153,558	2,379
			5,847
Netherlands (1.9%)
	BE Semiconductor Industries NV	161,816	8,247
	TKH Group NV	189,462	6,700
	ASM International NV	23,357	5,167
*,2	Alfen Beheer BV	31,439	3,335
	Allfunds Group plc	305,805	1,923
	Corbion NV	34,414	916
[2]	CTP NV	82,976	861
			27,149
New Zealand (0.2%)
*	Volpara Health Technologies Ltd.	2,748,429	1,184
	Fletcher Building Ltd.	389,173	1,162
			2,346
Norway (0.4%)
	Borregaard ASA	284,031	3,819
	Aker ASA Class A	21,736	1,534
	Subsea 7 SA	70,991	708
			6,061
Other (0.6%)
[1]	iShares MSCI EAFE Small-Cap ETF	164,542	8,382
Philippines (0.3%)
	Wilcon Depot Inc.	8,101,000	4,117
Poland (0.1%)
[1]	Grupa Pracuj SA	175,848	1,670
Singapore (1.1%)
	Venture Corp. Ltd.	443,700	4,993
*	SATS Ltd.	1,998,700	3,858
	CapitaLand Ascott Trust	4,804,500	3,239
	Suntec REIT	2,812,900	2,565
	ComfortDelGro Corp. Ltd.	931,700	837
			15,492
		Shares	Market Value• ($000)
South Africa (0.4%)
[1]	Thungela Resources Ltd.	253,090	3,863
*	Discovery Ltd.	193,720	1,267
			5,130
South Korea (1.0%)
	Koh Young Technology Inc.	540,695	4,523
	Douzone Bizon Co. Ltd.	162,887	3,481
	PI Advanced Materials Co. Ltd.	109,379	2,271
	Park Systems Corp.	19,921	1,530
	Hanon Systems	169,206	925
*	Cafe24 Corp.	108,131	765
	SNT Motiv Co. Ltd.	24,501	758
	NCSoft Corp.	2,694	736
			14,989
Spain (0.7%)
	Bankinter SA	590,185	3,570
	Fluidra SA	231,305	3,142
	Almirall SA	318,346	2,966
*	Arima Real Estate SOCIMI SA	81,451	608
			10,286
Sweden (5.4%)
	Avanza Bank Holding AB	649,603	12,958
	Trelleborg AB Class B	392,437	8,641
	AddTech AB Class B	595,491	7,195
	Hemnet Group AB	522,368	6,490
*	Cint Group AB	1,129,018	5,946
	HMS Networks AB	147,675	3,799
	Billerud AB	287,834	3,716
	INVISIO AB	228,642	3,393
	Paradox Interactive AB	185,744	3,208
	Hufvudstaden AB Class A	237,625	2,832
	Catena AB	72,372	2,458
	Arjo AB Class B	601,988	2,401
	Sweco AB Class B	291,112	2,187
	SSAB AB Class A	436,676	2,100
	Cellavision AB	108,819	2,041
*	Surgical Science Sweden AB	131,025	1,889
[2]	Thule Group AB	94,501	1,862
*	Xvivo Perfusion AB	81,959	1,179
*	VNV Global AB	512,570	1,100
*,1	Embracer Group AB Class B	221,056	1,063
*	Bactiguard Holding AB Class B	93,579	951
*,1	Storytel AB	125,017	442
	Nyfosa AB	68,261	408
			78,259
Switzerland (3.8%)
*,2	Sensirion Holding AG	83,931	7,636

15

International Explorer Fund
		Shares	Market Value• ($000)
	Julius Baer Group Ltd.	155,137	7,443
	Tecan Group AG (Registered)	17,260	6,332
*	SIG Group AG	300,051	5,768
	Bossard Holding AG (Registered) Class A	22,128	4,393
*	Siegfried Holding AG (Registered)	7,013	4,175
*,2	PolyPeptide Group AG	134,085	3,899
	Comet Holding AG (Registered)	23,746	3,780
*,2	Montana Aerospace AG	317,260	3,638
*	u-blox Holding AG	24,655	2,524
*	Dufry AG (Registered)	76,058	2,509
	Cembra Money Bank AG	24,223	1,757
	Emmi AG (Registered)	1,198	956
			54,810
Taiwan (4.1%)
	Airtac International Group	568,593	13,011
	Chroma ATE Inc.	1,807,694	9,869
	Global Unichip Corp.	501,000	7,536
	Voltronic Power Technology Corp.	142,252	5,768
	ASPEED Technology Inc.	88,200	4,572
	Giant Manufacturing Co. Ltd.	662,000	4,213
	Nien Made Enterprise Co. Ltd.	475,000	3,662
	Advantech Co. Ltd.	344,000	3,117
	Sinbon Electronics Co. Ltd.	358,000	2,780
	Vanguard International Semiconductor Corp.	1,267,000	2,601
	TCI Co. Ltd.	303,000	1,009
	Realtek Semiconductor Corp.	94,248	743
	Nanya Technology Corp.	304,000	513
	Parade Technologies Ltd.	3,000	57
			59,451
United Kingdom (15.9%)
	Beazley plc	1,715,117	12,301
	Spectris plc	324,283	11,239
	IMI plc	636,601	8,968
	Safestore Holdings plc	812,926	8,422
	Rotork plc	2,743,829	8,042
*,2	Network International Holdings plc	2,038,798	7,635
	RS Group plc	667,567	7,346
	Games Workshop Group plc	89,460	6,567
	Cranswick plc	172,575	5,892
*	Abcam plc	332,759	5,151
*,2	Trainline plc	1,233,494	4,694
		Shares	Market Value• ($000)
*,1	Victoria plc	804,284	4,655
	Softcat plc	342,846	4,405
	Pennon Group plc	456,921	4,391
	Alpha FX Group plc	191,995	4,180
[2]	ConvaTec Group plc	1,670,256	4,179
	Keywords Studios plc	150,955	4,174
	QinetiQ Group plc	980,000	4,039
	Smart Metering Systems plc	477,701	4,008
	Telecom Plus plc	160,000	3,890
	Dunelm Group plc	380,000	3,772
	Weir Group plc	215,000	3,746
	Pets at Home Group plc	1,090,000	3,604
	LondonMetric Property plc	1,630,559	3,497
	IG Group Holdings plc	360,000	3,284
	Halma plc	135,000	3,274
*	Verona Pharma plc ADR	250,919	3,212
*	National Express Group plc	1,624,995	3,150
	Burford Capital Ltd.	389,030	3,145
	Dechra Pharmaceuticals plc	101,000	3,036
[2]	Auto Trader Group plc	500,000	2,993
	NCC Group plc	1,280,000	2,927
	Berkeley Group Holdings plc	73,550	2,926
*	FD Technologies plc	187,787	2,888
*	SSP Group plc	1,162,185	2,702
*	Team17 Group plc	560,741	2,651
	Diploma plc	90,000	2,560
	Bodycote plc	450,000	2,559
	Redrow plc	530,000	2,550
*	Immunocore Holdings plc ADR	43,562	2,489
	Vistry Group plc	330,000	2,283
*	WH Smith plc	163,832	2,215
	Harbour Energy plc	495,264	2,149
	Energean plc	127,754	2,100
	Derwent London plc	82,915	2,052
	B&M European Value Retail SA	544,444	2,012
	Renishaw plc	50,000	2,006
	Greggs plc	83,818	1,943
	Serica Energy plc	525,688	1,816
*	Wise plc Class A	235,000	1,790
	Smiths Group plc	96,513	1,729
*	Hyve Group plc	2,741,451	1,682
[2]	Sabre Insurance Group plc	1,575,767	1,624
	dotdigital group plc	1,794,282	1,559
	UNITE Group plc	150,518	1,538
*	Molten Ventures plc	407,163	1,493
[2]	Petershill Partners plc	650,000	1,475
	Segro plc	160,000	1,440
	Keller Group plc	194,578	1,400

16

International Explorer Fund
		Shares	Market Value• ($000)
	Intermediate Capital Group plc	112,657	1,372
[2]	Bridgepoint Group plc	550,000	1,257
*	Restaurant Group plc	3,400,911	1,240
*,2	DP Eurasia NV	2,357,397	1,048
*	Angle plc	1,598,871	1,028
	Impax Asset Management Group plc	125,777	965
*,1	Naked Wines plc	699,191	874
*	Hotel Chocolat Group plc	497,672	838
	Synthomer plc	470,619	609
	Marshalls plc	87,426	253
*	easyJet plc	60,795	242
*,1	Arrival SA	228,747	177
			229,352
United States (0.1%)
*	Merus NV	87,382	1,791
Total Common Stocks (Cost $1,563,015)			1,392,832
Temporary Cash Investments (5.8%)
Money Market Fund (5.3%)
[4,5]	Vanguard Market Liquidity Fund, 3.117%	771,601	77,144
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreements (0.5%)
Goldman Sachs & Co. 2.980%, 11/1/2022 (Dated 10/31/22, Repurchase Value $6,901,000, collateralized by Fannie Mae 2.500%–6.000%, 10/1/31–12/1/51, and Freddie Mac 2.500%–5.500%, 7/1/43–4/1/52, with a value of $7,038,000)	6,900	6,900
Total Temporary Cash Investments (Cost $84,028)		84,044
Total Investments (102.1%) (Cost $1,647,043)		1,476,876
Other Assets and Liabilities—Net (-2.1%)		(30,002)
Net Assets (100%)		1,446,874
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $30,278,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the aggregate value was $80,177,000, representing 5.5% of net assets.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $33,985,000 was received for securities on loan.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

17

International Explorer Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2022	224	19,666	1,115
MSCI Emerging Market Index	December 2022	210	8,963	(144)
				971
See accompanying Notes, which are an integral part of the Financial Statements.
18

International Explorer Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,569,915)	1,399,732
Affiliated Issuers (Cost $77,128)	77,144
Total Investments in Securities	1,476,876
Investment in Vanguard	62
Cash	5,264
Foreign Currency, at Value (Cost $941)	942
Cash Collateral Pledged—Futures Contracts	1,730
Receivables for Investment Securities Sold	12,703
Receivables for Accrued Income	8,563
Receivables for Capital Shares Issued	303
Total Assets	1,506,443
Liabilities
Payables for Investment Securities Purchased	18,666
Collateral for Securities on Loan	33,985
Payables for Capital Shares Redeemed	5,358
Payables to Investment Advisor	940
Payables to Vanguard	375
Variation Margin Payable—Futures Contracts	245
Total Liabilities	59,569
Net Assets	1,446,874
1 Includes $30,278 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	1,741,756
Total Distributable Earnings (Loss)	(294,882)
Net Assets	1,446,874

Net Assets
Applicable to 104,343,224 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,446,874
Net Asset Value Per Share	$13.87
See accompanying Notes, which are an integral part of the Financial Statements.
19

International Explorer Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends[1]	46,520
Interest[2]	770
Securities Lending—Net	939
Total Income	48,229
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,646
Performance Adjustment	(1,133)
The Vanguard Group—Note C
Management and Administrative	3,184
Marketing and Distribution	147
Custodian Fees	208
Auditing Fees	35
Shareholders’ Reports	97
Trustees’ Fees and Expenses	1
Other Expenses	288
Total Expenses	8,473
Expenses Paid Indirectly	(2)
Net Expenses	8,471
Net Investment Income	39,758
Realized Net Gain (Loss)
Investment Securities Sold[2]	(120,780)
Futures Contracts	(18,360)
Foreign Currencies	(1,493)
Realized Net Gain (Loss)	(140,633)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(836,907)
Futures Contracts	1,470
Foreign Currencies	(388)
Change in Unrealized Appreciation (Depreciation)	(835,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	(936,700)
1	Dividends include foreign tax reclaims of $4,302,000 and are net of foreign withholding taxes of $5,343,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $682,000, ($29,000), $2,000, and $10,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
20

International Explorer Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,758	36,253
Realized Net Gain (Loss)	(140,633)	359,948
Change in Unrealized Appreciation (Depreciation)	(835,825)	411,374
Net Increase (Decrease) in Net Assets Resulting from Operations	(936,700)	807,575
Distributions
Total Distributions	(121,682)	(29,013)
Capital Share Transactions
Issued	212,144	270,839
Issued in Lieu of Cash Distributions	102,893	25,535
Redeemed	(624,760)	(588,908)
Net Increase (Decrease) from Capital Share Transactions	(309,723)	(292,534)
Total Increase (Decrease)	(1,368,105)	486,028
Net Assets
Beginning of Period	2,814,979	2,328,951
End of Period	1,446,874	2,814,979
See accompanying Notes, which are an integral part of the Financial Statements.
21

International Explorer Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$22.70	$16.90	$17.22	$17.86	$21.87
Investment Operations
Net Investment Income[1]	.337	.280	.211	.379	.369
Net Realized and Unrealized Gain (Loss) on Investments	(8.145)	5.736	(.081)	.300	(3.032)
Total from Investment Operations	(7.808)	6.016	.130	.679	(2.663)
Distributions
Dividends from Net Investment Income	(.487)	(.216)	(.450)	(.289)	(.447)
Distributions from Realized Capital Gains	(.535)	—	—	(1.030)	(.900)
Total Distributions	(1.022)	(.216)	(.450)	(1.319)	(1.347)
Net Asset Value, End of Period	$13.87	$22.70	$16.90	$17.22	$17.86
Total Return[2]	-35.83%	35.79%	0.62%	4.85%	-13.08%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,447	$2,815	$2,329	$3,163	$3,649
Ratio of Total Expenses to Average Net Assets[3]	0.41%[4]	0.40%	0.39%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.94%	1.30%	1.29%	2.28%	1.75%
Portfolio Turnover Rate	60%	51%	71%	35%	40%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.05%), (0.04%), (0.03%), and (0.01%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.41%.
See accompanying Notes, which are an integral part of the Financial Statements.
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International Explorer Fund
Notes to Financial Statements
Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
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International Explorer Fund
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities
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International Explorer Fund
for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
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International Explorer Fund
B.  The investment advisory firms Wellington Management Company llp, Schroder Investment Management North America Inc., and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company llp and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the benchmark for the preceding three years; prior to October 1, 2022, the benchmark was S&P EPAC SmallCap Index and thereafter the new benchmark is MSCI EAFE Small Cap Index. The benchmark change will be fully phased in by October 2025. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex US Small-Cap Index since October 31, 2020. Until September 2022, a portion of the fund was managed by TimesSquare Capital Management, LLC. The basic fee paid to TimesSquare Capital Management, LLC, was subject to quarterly adjustments based on performance relative to the S&P EPAC SmallCap Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2022, the aggregate investment advisory fee represented an effective annual basic rate of 0.27% of the fund’s average net assets, before a decrease of $1,133,000 (0.06%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $62,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2022, these arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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International Explorer Fund
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	99,332	1,293,500	—	1,392,832
Temporary Cash Investments	77,144	6,900	—	84,044
Total	176,476	1,300,400	—	1,476,876

Derivative Financial Instruments
Assets
Futures Contracts[1]	1,115	—	—	1,115
Liabilities
Futures Contracts[1]	144	—	—	144
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and passive foreign investment companies were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	24,429
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(122,835)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(198,857)
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International Explorer Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	88,637	29,013
Long-Term Capital Gains	33,045	—
Total	121,682	29,013
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,675,725
Gross Unrealized Appreciation	147,753
Gross Unrealized Depreciation	(346,602)
Net Unrealized Appreciation (Depreciation)	(198,849)
G.  During the year ended October 31, 2022, the fund purchased $1,175,417,000 of investment securities and sold $1,523,149,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2022, such purchases were $7,656,000 and sales were $160,000, resulting in net realized gain of $25,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.  Capital shares issued and redeemed were:
	Year Ended October 31,
	2022 Shares (000)	2021 Shares (000)

Issued	12,320	12,684
Issued in Lieu of Cash Distributions	5,056	1,290
Redeemed	(37,018)	(27,817)
Net Increase (Decrease) in Shares Outstanding	(19,642)	(13,843)
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Explorer Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Explorer Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The fund hereby designates $34,805,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $190,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $33,045,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $47,072,000 and foreign taxes paid of $3,222,000, or if subsequently determined to be different, the maximum amounts allowable by law. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.
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Trustees Approve Advisory Arrangements
At its May 2022 meeting, the board of trustees of Vanguard International Explorer Fund renewed the fund’s investment advisory arrangements with Baillie Gifford Overseas Limited (Baillie Gifford); Schroder Investment Management North America Inc. (Schroder Inc.), as well as the sub-advisory arrangement with Schroder Investment Management North America Limited (Schroder Ltd.); TimesSquare Capital Management, LLC (TimesSquare); and Wellington Management Company llp (Wellington Management). The board determined that renewing each of the fund’s advisory arrangements was in the best interests of the fund and its shareholders.
At its September 2022 meeting, the board approved restructuring the fund’s investment team by removing TimesSquare as an investment advisor to the fund, effective October 10, 2022. At the September meeting, the board also approved amendments to the existing investment advisory agreements with Schroder Inc. and Wellington Management, as well as to the sub-advisory arrangement with Schroder Ltd. (the Amended Agreements). Effective in the fourth quarter of 2022, the compensation benchmark for Schroder Inc. and Wellington Management, the S&P EPAC SmallCap Index, was replaced with the MSCI EAFE Small Cap Index. In connection with its review of the Amended Agreements, the board noted that it most recently approved the renewals of the investment advisory agreements with Schroder Inc. and Wellington Management at the May meeting and that, aside from the changes to the compensation benchmarks, the terms of the agreements remained the same. The board concluded that the new index accurately reflects the investment strategy of the fund. The board determined that the termination of TimesSquare and the approval of the Amended Agreements were in the best interests of the fund and its shareholders.
The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisors and made monthly presentations to the board during the fiscal year that directed the board’s focus to relevant information and topics.
The board, or an investment committee made up of board members, also received information throughout the year during advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.
In addition, the board received periodic reports throughout the year, which included information about the fund’s performance relative to its peers and benchmark, as applicable, and updates, as needed, on the Portfolio Review Department’s ongoing assessment of the advisors.
Prior to the May meeting, the trustees were provided with a memo and materials that summarized the information they received over the course of the year. Prior to the September meeting, the board received information concerning the proposed termination of TimesSquare, the new compensation benchmark, and the proposed Amended Agreements. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
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Nature, extent, and quality of services
The board reviewed the quality of the fund’s investment management services provided by Baillie Gifford, Schroder Inc., Schroder Ltd., TimesSquare, and Wellington Management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:
Baillie Gifford. Baillie Gifford—a unit of Baillie Gifford & Co., founded in 1908—is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford invests with a long-term perspective and has a strong preference for high-quality growth companies with sustainable competitive advantages. The investment process is driven by rigorous, fundamental, bottom-up analysis undertaken by the dedicated International Smaller Companies team. The investment team seeks significant upside in each stock it invests in and considers sustainable earnings growth and free cash flow growth to be the most important determinants of a company’s prospects. Baillie Gifford has managed a portion of the fund since 2020.
Schroder. Schroders plc, the parent company of Schroder Inc. and Schroder Ltd. (collectively, Schroder), founded in 1804, specializes in global equity and fixed income management. Schroder employs a bottom-up, fundamental research-driven process to select stocks, with a focus on identifying companies with sustainable competitive advantages, attractive earnings growth, and compelling valuations. Stock selection responsibilities are divided among five regional leaders who make up Schroder’s International Small-Cap Committee, which is led by the portfolio manager. The regional team leverages Schroder’s extensive network of local analysts across the globe, as it believes that country factors are more important for smaller companies relative to larger companies. Schroder Inc. has advised the fund since its inception in 1996, and its affiliate Schroder Ltd. has managed a portion of the fund since 2003.
TimesSquare. TimesSquare, founded in 2000 as a small- and mid-cap growth specialist, is a strategic partner of Affiliated Managers Group, Inc. TimesSquare’s small-cap equity team is led by the portfolio manager and is made up of five experienced members. All portfolio decisions are made collectively, allowing for accountability. Value chain analysis and interactions with key stakeholders are at the core of the team’s research and idea-generation process, resulting in a portfolio consisting of industry-leading companies with sustainable business models and quality management teams. TimesSquare has managed a portion of the fund since 2017.
Wellington Management. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. Wellington Management’s international small-cap research equity team employs a bottom-up approach that seeks to add value through in-depth fundamental research and understanding of its industries. It believes that the experience of covering the same companies over a period of many years provides its Global Industry Analysts with in-depth knowledge of their coverage, which in turn leads to better and more timely decisions and increases their potential to produce superior results. Wellington Management has managed a portion of the fund since 2010.
At the May meeting, the board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation and approval of the advisory
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arrangements. At the September meeting, the board reviewed these factors in connection with a proposal to terminate TimesSquare and concluded it was appropriate to approve the Amended Agreements.
Investment performance
The board considered the short-term, long-term, and since-inception performance, as applicable, of Baillie Gifford’s, Schroder’s, TimesSquare’s, and Wellington Management’s subportfolios, including any periods of outperformance or underperformance compared with a relevant benchmark index and peer group. At the May meeting, the board concluded that the performance was such that the advisory arrangements should continue. At the September meeting, the board determined that the Amended Agreements should be approved.
Cost
The board concluded that the fund’s expense ratio was below the average expense ratio charged by funds in its peer group and that Baillie Gifford’s, Schroder’s, TimesSquare’s, or Wellington Management’s advisory fee rates were also below the peer-group average. The board noted the restructuring of the fund’s advisory arrangements would not cause the fund’s expense ratio to increase.
The board did not consider the profitability of Baillie Gifford, Schroder, TimesSquare, or Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.
The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Baillie Gifford, Schroder, TimesSquare, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.
The board will consider whether to renew the advisory arrangement with Baillie Gifford, Schroder, and Wellington Management again after a one-year period.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1260 122022

Annual Report  |  October 31, 2022
Vanguard High Dividend Yield Index Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2022, Vanguard High Dividend Yield Index Fund returned 1.19% for Admiral Shares and 1.18% for ETF shares. (ETF returns are based on net asset value.) The fund’s benchmark, the FTSE High Dividend Yield Index, returned 1.28%.
•	The year was a volatile, challenging period for financial markets. The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession.
•	Energy and health care stocks contributed most to the fund’s performance. Financials and telecommunications detracted most.
•	For the past decade, the fund’s ETF Shares posted an average annual return of 11.29%, slightly behind the 11.36% benchmark average.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended October 31, 2022
	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return
High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,005.40	$0.30
Admiral™ Shares	1,000.00	1,005.40	0.40
Based on Hypothetical 5% Yearly Return
High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,024.90	$0.31
Admiral Shares	1,000.00	1,024.80	0.41
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.06% for ETF Shares and 0.08% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

High Dividend Yield Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2012, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
High Dividend Yield Index Fund ETF Shares Net Asset Value	1.18%	8.63%	11.29%	$29,154
High Dividend Yield Index Fund ETF Shares Market Price	1.23	8.63	11.29	29,152
FTSE High Dividend Yield Index	1.28	8.68	11.36	29,321
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	9.72	12.36	32,058

	One Year	Since Inception (2/7/2019)	Final Value of a $10,000 Investment
High Dividend Yield Index Fund Admiral Shares	1.19%	10.36%	$14,442
FTSE High Dividend Yield Index	1.28	10.43	14,475
Dow Jones U.S. Total Stock Market Float Adjusted Index	-16.94	11.13	14,820
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
4

High Dividend Yield Index Fund
Cumulative Returns of ETF Shares: October 31, 2012, Through October 31, 2022
	One Year	Five Years	Ten Years
High Dividend Yield Index Fund ETF Shares Market Price	1.23%	51.25%	191.52%
High Dividend Yield Index Fund ETF Shares Net Asset Value	1.18	51.24	191.54
FTSE High Dividend Yield Index	1.28	51.59	193.21
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares’ market prices have compared with their net asset value, visit vanguard.com, select your ETF, click on Price, and then scroll down to the Premium/Discount chart. The ETF premium/discount chart there shows the percentage and days on which the ETF Shares’ market price was above or below the NAV.
5

High Dividend Yield Index Fund
Fund Allocation
As of October 31, 2022
Basic Materials	3.6%
Consumer Discretionary	8.6
Consumer Staples	12.7
Energy	11.2
Financials	20.2
Health Care	15.2
Industrials	10.4
Real Estate	0.0
Technology	5.9
Telecommunications	4.6
Utilities	7.6
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Industry Classification Benchmark (“ICB”), except for the “Other” category (if applicable), which includes securities that have not been provided an ICB classification as of the effective reporting period.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
The Industry Classification Benchmark (“ICB”) is owned by FTSE. FTSE does not accept any liability to any person for any loss or damage arising out of any error or omission in the ICB.
6

High Dividend Yield Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.8%)
Basic Materials (3.6%)
Linde plc	2,191,364	651,602
Air Products and Chemicals Inc.	966,245	241,948
Nucor Corp.	1,140,523	149,842
Newmont Corp.	3,462,558	146,535
Dow Inc.	3,133,046	146,439
Fastenal Co.	2,510,119	121,314
International Flavors & Fragrances Inc.	1,109,127	108,262
CF Industries Holdings Inc.	865,760	91,996
LyondellBasell Industries NV Class A	1,117,926	85,465
Steel Dynamics Inc.	753,482	70,865
International Paper Co.	1,572,991	52,868
Reliance Steel & Aluminum Co.	260,876	52,561
Celanese Corp. Class A	470,967	45,269
Eastman Chemical Co.	531,612	40,833
Olin Corp.	581,185	30,774
Commercial Metals Co.	523,198	23,806
Huntsman Corp.	829,741	22,204
Timken Co.	271,117	19,328
Chemours Co.	670,632	19,200
Cabot Corp.	239,887	17,627
Southern Copper Corp.	370,745	17,414
Avient Corp.	392,264	13,529
Sensient Technologies Corp.	180,856	12,924
Scotts Miracle-Gro Co.	174,850	8,027
Carpenter Technology Corp.	205,903	7,701
Worthington Industries Inc.	135,444	6,442
Tronox Holdings plc	504,413	6,053
Mativ Holdings Inc.	234,401	5,565
Kaiser Aluminum Corp.	68,241	5,513
		2,221,906
Consumer Discretionary (8.6%)
Home Depot Inc.	4,506,660	1,334,557
		Shares	Market Value• ($000)
	Walmart Inc.	6,286,274	894,725
	McDonald's Corp.	3,222,793	878,727
	Starbucks Corp.	5,003,528	433,256
	Target Corp.	2,022,651	332,220
	Ford Motor Co.	17,172,883	229,601
	Genuine Parts Co.	604,098	107,445
	Darden Restaurants Inc.	539,887	77,279
	Omnicom Group Inc.	885,609	64,428
	Best Buy Co. Inc.	875,055	59,863
	Garmin Ltd.	670,932	59,069
	Interpublic Group of Cos. Inc.	1,710,819	50,965
	Advance Auto Parts Inc.	265,852	50,491
	VF Corp.	1,522,245	43,003
	Hasbro Inc.	572,093	37,329
	Williams-Sonoma Inc.	297,213	36,804
	Paramount Global Class B	1,913,712	35,059
	Tapestry Inc.	1,096,066	34,723
	Whirlpool Corp.	232,173	32,096
	Autoliv Inc.	380,007	30,534
	H&R Block Inc.	694,033	28,560
	Polaris Inc.	246,052	24,999
	Macy's Inc.	1,172,728	24,451
	Newell Brands Inc.	1,644,140	22,706
	TEGNA Inc.	965,449	20,159
	Leggett & Platt Inc.	579,555	19,560
[1]	Sirius XM Holdings Inc.	3,052,287	18,436
	Ralph Lauren Corp. Class A	184,047	17,059
	Kohl's Corp.	556,584	16,670
	Wendy's Co.	739,182	15,360
	Travel + Leisure Co.	356,696	13,547
	Penske Automotive Group Inc.	116,866	13,045
	LCI Industries	107,510	11,408
	Foot Locker Inc.	353,057	11,192
	Cracker Barrel Old Country Store Inc.	97,975	11,191
	Hanesbrands Inc.	1,515,137	10,333
	Gap Inc.	860,194	9,694
	Dana Inc.	557,024	8,890
7

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Kontoor Brands Inc.	240,439	8,584
International Game Technology plc	423,424	8,490
Jack in the Box Inc.	91,384	8,063
John Wiley & Sons Inc. Class A	185,571	7,829
American Eagle Outfitters Inc.	667,117	7,578
MDC Holdings Inc.	247,599	7,542
Strategic Education Inc.	98,124	6,771
Oxford Industries Inc.	65,488	6,662
Wolverine World Wide Inc.	335,440	5,746
HNI Corp.	178,490	5,174
Rent-A-Center Inc.	229,469	4,784
La-Z-Boy Inc.	186,368	4,616
Dine Brands Global Inc.	63,788	4,599
Sinclair Broadcast Group Inc. Class A	174,279	3,104
Steelcase Inc. Class A	374,921	2,913
Guess? Inc.	147,356	2,502
Big Lots Inc.	122,120	2,304
		5,216,695
Consumer Staples (12.7%)
Procter & Gamble Co.	10,430,388	1,404,660
PepsiCo Inc.	6,028,231	1,094,606
Coca-Cola Co.	17,026,700	1,019,048
Philip Morris International Inc.	6,760,498	620,952
CVS Health Corp.	5,719,508	541,637
Mondelez International Inc. Class A	6,029,563	370,698
Altria Group Inc.	7,906,975	365,856
Colgate-Palmolive Co.	3,607,206	266,356
Archer-Daniels-Midland Co.	2,439,678	236,600
General Mills Inc.	2,594,941	211,695
Sysco Corp.	2,220,205	192,181
Kimberly-Clark Corp.	1,466,606	182,534
Hershey Co.	636,326	151,936
Kroger Co.	2,858,650	135,186
Kraft Heinz Co.	3,049,868	117,328
Walgreens Boots Alliance Inc.	3,120,961	113,915
Tyson Foods Inc. Class A	1,244,717	85,076
Kellogg Co.	1,098,364	84,376
Conagra Brands Inc.	2,048,508	75,180
J M Smucker Co.	448,766	67,611
Clorox Co.	433,235	63,270
Bunge Ltd.	609,842	60,191
Hormel Foods Corp.	1,247,483	57,946
Campbell Soup Co.	843,652	44,638
Coca-Cola Europacific Partners plc	878,587	41,337
		Shares	Market Value• ($000)
	Molson Coors Beverage Co. Class B	761,808	38,418
	Ingredion Inc.	284,874	25,388
	Flowers Foods Inc.	815,013	23,399
	Energizer Holdings Inc.	289,586	8,366
	Nu Skin Enterprises Inc. Class A	215,859	8,244
	Spectrum Brands Holdings Inc.	172,950	7,980
	Reynolds Consumer Products Inc.	238,956	7,298
	Weis Markets Inc.	71,191	6,668
	Vector Group Ltd.	622,127	6,607
	Medifast Inc.	47,094	5,510
	Universal Corp.	104,920	5,310
[1]	B&G Foods Inc.	304,809	4,993
	Calavo Growers Inc.	74,688	2,583
			7,755,577
Energy (11.2%)
	Exxon Mobil Corp.	18,189,558	2,015,585
	Chevron Corp.	8,571,626	1,550,607
	ConocoPhillips	5,567,968	702,065
	EOG Resources Inc.	2,548,588	347,933
	Schlumberger Ltd.	6,155,402	320,266
	Marathon Petroleum Corp.	2,169,062	246,449
	Devon Energy Corp.	2,864,439	221,564
	Phillips 66	2,095,584	218,548
	Valero Energy Corp.	1,712,574	215,014
	Williams Cos. Inc.	5,310,037	173,798
	Kinder Morgan Inc.	8,668,378	157,071
	Diamondback Energy Inc.	753,327	118,355
	ONEOK Inc.	1,934,850	114,775
	Baker Hughes Co. Class A	4,143,045	114,597
	Coterra Energy Inc.	3,416,852	106,367
	Chesapeake Energy Corp.	527,247	53,922
	Murphy Oil Corp.	637,505	30,925
	DT Midstream Inc.	421,464	25,161
	Helmerich & Payne Inc.	444,604	22,012
	Antero Midstream Corp.	1,461,491	15,565
	Equitrans Midstream Corp.	1,776,097	14,955
	Archrock Inc.	587,461	4,412
			6,789,946
Financials (20.1%)
	JPMorgan Chase & Co.	12,720,895	1,601,306
	Bank of America Corp.	30,633,862	1,104,044
	Wells Fargo & Co.	16,543,485	760,835
	Goldman Sachs Group Inc.	1,451,316	499,993
	Morgan Stanley	5,457,486	448,442
	BlackRock Inc.	653,894	422,357
	Chubb Ltd.	1,813,366	389,674
	Citigroup Inc.	8,435,248	386,840

8

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Progressive Corp.	2,543,865	326,632
PNC Financial Services Group Inc.	1,798,407	291,036
Blackstone Inc.	3,049,795	277,958
CME Group Inc.	1,562,789	270,831
Truist Financial Corp.	5,790,893	259,374
US Bancorp	5,846,183	248,170
MetLife Inc.	2,935,187	214,885
Travelers Cos. Inc.	1,032,900	190,529
American International Group Inc.	3,339,127	190,330
Aflac Inc.	2,729,272	177,703
Prudential Financial Inc.	1,636,899	172,185
Arthur J Gallagher & Co.	906,465	169,581
Allstate Corp.	1,173,515	148,156
Ameriprise Financial Inc.	471,369	145,710
Bank of New York Mellon Corp.	3,202,120	134,841
M&T Bank Corp.	762,120	128,318
Discover Financial Services	1,190,368	124,346
State Street Corp.	1,597,012	118,179
Apollo Global Management Inc.	1,998,828	110,655
Fifth Third Bancorp	2,999,074	107,037
T. Rowe Price Group Inc.	974,011	103,401
Hartford Financial Services Group Inc.	1,402,491	101,554
Huntington Bancshares Inc.	6,324,282	96,003
Principal Financial Group Inc.	1,072,961	94,560
Regions Financial Corp.	4,083,221	89,627
Citizens Financial Group Inc.	2,122,776	86,822
Northern Trust Corp.	894,649	75,464
KeyCorp	4,149,006	74,143
Cincinnati Financial Corp.	680,627	70,322
First Horizon Corp.	2,304,240	56,477
Everest Re Group Ltd.	169,280	54,620
Ares Management Corp. Class A	660,010	50,049
Equitable Holdings Inc.	1,627,793	49,843
Fidelity National Financial Inc.	1,147,667	45,195
East West Bancorp Inc.	614,800	44,001
Credicorp Ltd.	296,544	43,402
Reinsurance Group of America Inc.	290,900	42,812
American Financial Group Inc.	292,606	42,460
Webster Financial Corp.	759,665	41,219
Comerica Inc.	567,978	40,042
Lincoln National Corp.	737,975	39,755
Unum Group	871,863	39,748
Cullen/Frost Bankers Inc.	253,681	39,333
Ally Financial Inc.	1,340,673	36,949
	Shares	Market Value• ($000)
Zions Bancorp NA	647,320	33,622
Assurant Inc.	231,481	31,449
Jefferies Financial Group Inc.	884,431	30,433
SouthState Corp.	324,251	29,322
Franklin Resources Inc.	1,241,127	29,104
Old Republic International Corp.	1,230,116	28,551
Glacier Bancorp Inc.	480,747	27,537
Prosperity Bancshares Inc.	380,850	27,257
Carlyle Group Inc.	900,214	25,458
Synovus Financial Corp.	625,199	24,914
Invesco Ltd.	1,622,524	24,857
Old National Bancorp	1,268,261	24,807
United Bankshares Inc.	564,512	23,907
Popular Inc.	319,896	22,623
Hanover Insurance Group Inc.	154,002	22,560
Valley National Bancorp	1,862,029	22,102
First American Financial Corp.	438,400	22,095
RLI Corp.	168,802	21,956
FNB Corp.	1,513,075	21,864
Cadence Bank	783,759	21,671
Home BancShares Inc.	821,586	20,942
Bank OZK	485,680	20,875
Hancock Whitney Corp.	372,318	20,801
OneMain Holdings Inc.	504,562	19,456
Houlihan Lokey Inc. Class A	216,453	19,334
Umpqua Holdings Corp.	938,708	18,662
New York Community Bancorp Inc.	2,002,809	18,646
Axis Capital Holdings Ltd.	338,391	18,500
SLM Corp.	1,086,938	18,032
MGIC Investment Corp.	1,312,873	17,921
United Community Banks Inc.	459,465	17,689
Independent Bank Corp. (Massachusetts)	197,864	17,216
Evercore Inc. Class A	158,380	16,646
CVB Financial Corp.	577,078	16,574
FirstCash Holdings Inc.	166,774	16,419
Associated Banc-Corp	644,840	15,702
Assured Guaranty Ltd.	257,743	15,256
Pacific Premier Bancorp Inc.	404,971	14,745
Lazard Ltd. Class A	388,329	14,644
Radian Group Inc.	700,174	14,613
Community Bank System Inc.	230,516	14,391
First Hawaiian Inc.	554,799	14,192
Cathay General Bancorp	310,423	14,155
BOK Financial Corp.	127,882	14,091
Janus Henderson Group plc	590,915	13,455

9

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Kemper Corp.	275,912	13,153
Bank of Hawaii Corp.	171,612	13,034
Fulton Financial Corp.	699,239	12,747
Jackson Financial Inc. Class A	330,464	12,677
First Bancorp	800,783	12,644
Simmons First National Corp. Class A	529,657	12,643
PacWest Bancorp	504,481	12,541
BankUnited Inc.	335,648	12,067
Walker & Dunlop Inc.	132,547	11,924
Moelis & Co. Class A	275,386	11,693
Columbia Banking System Inc.	339,527	11,364
Atlantic Union Bankshares Corp.	323,539	11,175
First Merchants Corp.	247,409	11,109
Banner Corp.	147,533	11,028
Washington Federal Inc.	279,299	10,809
CNO Financial Group Inc.	489,228	10,792
First Financial Bancorp	401,894	10,477
WesBanco Inc.	252,388	10,207
Independent Bank Group Inc.	154,509	9,748
Stock Yards Bancorp Inc.	124,107	9,704
Trustmark Corp.	264,165	9,661
Towne Bank	291,391	9,598
Renasant Corp.	235,821	9,520
Virtu Financial Inc. Class A	423,726	9,483
Heartland Financial USA Inc.	177,768	8,768
NBT Bancorp Inc.	181,022	8,579
BancFirst Corp.	85,073	8,152
Northwest Bancshares Inc.	525,541	7,915
Bank of NT Butterfield & Son Ltd.	214,967	7,425
Artisan Partners Asset Management Inc. Class A	259,669	7,403
Navient Corp.	481,969	7,297
Provident Financial Services Inc.	316,464	7,095
Westamerica Bancorp	112,834	7,078
Horace Mann Educators Corp.	177,843	7,018
Hope Bancorp Inc.	499,612	6,780
Sandy Spring Bancorp Inc.	188,742	6,689
Cohen & Steers Inc.	110,216	6,631
City Holding Co.	63,698	6,424
S&T Bancorp Inc.	169,067	6,392
Eagle Bancorp Inc.	136,676	6,189
First Commonwealth Financial Corp.	402,550	5,773
	Shares	Market Value• ($000)
Berkshire Hills Bancorp Inc.	189,703	5,549
Employers Holdings Inc.	117,511	5,125
Virtus Investment Partners Inc.	29,821	5,114
CNA Financial Corp.	118,234	4,930
Capitol Federal Financial Inc.	563,793	4,612
Brookline Bancorp Inc.	326,035	4,483
1st Source Corp.	70,170	4,081
Washington Trust Bancorp Inc.	73,830	3,581
Argo Group International Holdings Ltd.	137,262	3,414
Mercury General Corp.	115,314	3,344
Community Trust Bancorp Inc.	68,399	3,235
WisdomTree Investments Inc.	586,980	3,187
TFS Financial Corp.	218,248	3,066
Kearny Financial Corp.	263,023	2,667
Republic Bancorp Inc. Class A	37,721	1,748
Federated Hermes Inc. Class B	516	18
		12,266,354
Health Care (15.2%)
Johnson & Johnson	11,483,558	1,997,795
Eli Lilly & Co.	3,674,466	1,330,487
Pfizer Inc.	24,647,428	1,147,338
AbbVie Inc.	7,707,027	1,128,309
Merck & Co. Inc.	11,032,080	1,116,446
Bristol-Myers Squibb Co.	9,290,522	719,737
Amgen Inc.	2,329,592	629,805
Medtronic plc	5,832,363	509,399
Gilead Sciences Inc.	5,471,046	429,258
Cardinal Health Inc.	1,186,342	90,043
Viatris Inc.	5,275,439	53,440
Organon & Co.	1,105,997	28,955
Perrigo Co. plc	585,025	23,565
Premier Inc. Class A	513,568	17,913
Patterson Cos. Inc.	377,659	9,808
Healthcare Services Group Inc.	319,709	4,463
		9,236,761
Industrials (10.3%)
Raytheon Technologies Corp.	6,487,829	615,176
Honeywell International Inc.	2,941,034	600,030
United Parcel Service Inc. Class B	3,207,146	538,063
Lockheed Martin Corp.	1,036,270	504,332
Caterpillar Inc.	2,304,568	498,847
Automatic Data Processing Inc.	1,819,737	439,830

10

High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	3M Co.	2,483,208	312,363
	Illinois Tool Works Inc.	1,349,665	288,194
	General Dynamics Corp.	1,059,770	264,730
	Eaton Corp. plc	1,746,676	262,124
	Emerson Electric Co.	2,572,108	222,745
	L3Harris Technologies Inc.	838,356	206,630
	Johnson Controls International plc	3,033,637	175,466
	Paychex Inc.	1,404,684	166,188
	Cummins Inc.	614,399	150,227
	PACCAR Inc.	1,487,115	143,997
	DuPont de Nemours Inc.	2,212,412	126,550
	Synchrony Financial	2,089,105	74,289
	Hubbell Inc. Class B	232,883	55,305
	RPM International Inc.	554,978	52,484
	CH Robinson Worldwide Inc.	531,970	51,984
	Snap-on Inc.	228,717	50,787
	Packaging Corp. of America	402,118	48,339
	Huntington Ingalls Industries Inc.	171,332	44,044
	Watsco Inc.	143,310	38,831
	Westrock Co.	1,102,029	37,535
	Sonoco Products Co.	423,212	26,273
	nVent Electric plc	717,091	26,174
	MDU Resources Group Inc.	878,425	25,017
	Western Union Co.	1,675,082	22,630
	Crane Holdings Co.	204,374	20,507
	ManpowerGroup Inc.	223,670	17,522
	Ryder System Inc.	214,817	17,295
	MSC Industrial Direct Co. Inc. Class A	200,776	16,660
	Flowserve Corp.	565,611	16,222
	Triton International Ltd.	265,381	16,106
	GATX Corp.	153,406	16,063
	ABM Industries Inc.	290,003	12,908
	Otter Tail Corp.	177,730	11,983
	Scorpio Tankers Inc.	210,794	10,105
	McGrath RentCorp	104,889	9,865
	Kennametal Inc.	350,599	9,364
[1]	ZIM Integrated Shipping Services Ltd.	357,056	8,387
[1]	ADT Inc.	908,496	7,686
	Greif Inc. Class A	111,371	7,374
	Granite Construction Inc.	190,616	6,429
	H&E Equipment Services Inc.	137,465	5,191
	SFL Corp. Ltd.	497,951	5,079
	Greenbrier Cos. Inc.	138,061	4,875
	Apogee Enterprises Inc.	95,679	4,390
[1]	Atlas Corp.	257,252	3,805
	Trinseo plc	150,872	2,839
			6,299,839
	Shares	Market Value• ($000)
Real Estate (0.0%)
Kennedy-Wilson Holdings Inc.	510,497	8,479
Technology (5.9%)
Broadcom Inc.	1,722,631	809,843
Texas Instruments Inc.	4,022,253	646,094
QUALCOMM Inc.	4,888,694	575,204
International Business Machines Corp.	3,926,696	543,023
Intel Corp.	17,856,782	507,668
HP Inc.	4,511,964	124,620
Corning Inc.	3,295,086	106,003
Hewlett Packard Enterprise Co.	5,651,778	80,651
NetApp Inc.	956,312	66,244
NortonLifeLock Inc.	2,486,805	56,028
Seagate Technology Holdings plc	803,421	39,898
National Instruments Corp.	568,535	21,707
Avnet Inc.	408,909	16,434
Xerox Holdings Corp.	494,566	7,236
		3,600,653
Telecommunications (4.6%)
Cisco Systems Inc.	18,134,193	823,836
Verizon Communications Inc.	18,335,775	685,208
Comcast Corp. Class A	19,104,993	606,392
AT&T Inc.	31,238,818	569,484
Juniper Networks Inc.	1,390,270	42,542
Lumen Technologies Inc.	4,472,526	32,918
Cogent Communications Holdings Inc.	186,193	9,777
Telephone & Data Systems Inc.	435,054	7,396
		2,777,553
Utilities (7.6%)
NextEra Energy Inc.	8,564,096	663,717
Duke Energy Corp.	3,360,462	313,128
Southern Co.	4,631,366	303,262
Waste Management Inc.	1,808,027	286,337
Dominion Energy Inc.	3,624,798	253,627
Sempra Energy	1,376,015	207,696
American Electric Power Co. Inc.	2,241,276	197,053
Exelon Corp.	4,332,535	167,193
Xcel Energy Inc.	2,377,711	154,813
Consolidated Edison Inc.	1,546,093	135,994
WEC Energy Group Inc.	1,375,766	125,649
Public Service Enterprise Group Inc.	2,174,817	121,942
Eversource Energy	1,506,399	114,908
Edison International	1,641,276	98,542
Entergy Corp.	883,060	94,611
FirstEnergy Corp.	2,496,713	94,151

11

High Dividend Yield Index Fund
	Shares	Market Value• ($000)
DTE Energy Co.	838,934	94,053
Ameren Corp.	1,118,578	91,186
PPL Corp.	3,204,751	84,894
CenterPoint Energy Inc.	2,740,909	78,417
AES Corp.	2,903,715	75,961
CMS Energy Corp.	1,258,614	71,804
Atmos Energy Corp.	600,604	63,994
Evergy Inc.	966,884	59,106
Alliant Energy Corp.	1,090,539	56,893
NRG Energy Inc.	1,027,028	45,600
NiSource Inc.	1,767,168	45,399
Essential Utilities Inc.	1,006,742	44,518
Vistra Corp.	1,788,095	41,073
Pinnacle West Capital Corp.	491,177	33,012
UGI Corp.	911,163	32,191
OGE Energy Corp.	868,176	31,801
National Fuel Gas Co.	381,626	25,756
IDACORP Inc.	218,992	22,928
Southwest Gas Holdings Inc.	290,074	21,196
Black Hills Corp.	292,655	19,131
New Jersey Resources Corp.	416,959	18,613
South Jersey Industries Inc.	531,289	18,420
ONE Gas Inc.	232,931	18,048
Hawaiian Electric Industries Inc.	473,185	18,000
Portland General Electric Co.	386,689	17,378
PNM Resources Inc.	369,465	17,169
Spire Inc.	220,426	15,388
ALLETE Inc.	247,643	13,935
NorthWestern Corp.	243,551	12,867
Avista Corp.	313,454	12,861
	Shares	Market Value• ($000)
Avangrid Inc.	307,990	12,529
Clearway Energy Inc. Class C	353,033	12,264
MGE Energy Inc.	157,369	10,715
SJW Group	117,008	8,270
Atlantica Sustainable Infrastructure plc	273,330	7,574
Northwest Natural Holding Co.	150,128	7,220
Clearway Energy Inc. Class A	152,542	4,932
		4,597,719
Total Common Stocks (Cost $50,450,670)		60,771,482
Temporary Cash Investments (0.1%)
Money Market Fund (0.1%)
[2,3] Vanguard Market Liquidity Fund, 3.117% (Cost $76,794)	768,163	76,801
Total Investments (99.9%) (Cost $50,527,464)		60,848,283
Other Assets and Liabilities—Net (0.1%)		39,631
Net Assets (100%)		60,887,914
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $40,215,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $44,188,000 was received for securities on loan.

12

High Dividend Yield Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	481	93,386	1,707

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Clorox Co.	8/31/23	BANA	13,224	(3.074)	1,908	—
Paramount Global Class B	8/31/23	BANA	11,348	(3.074)	—	(313)
					1,908	(313)
1	Based on USD Overnight Bank Funding Rate as of the most recent payment date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
At October 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $2,317,000 in connection with open over-the-counter swap contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
13

High Dividend Yield Index Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $50,450,670)	60,771,482
Affiliated Issuers (Cost $76,794)	76,801
Total Investments in Securities	60,848,283
Investment in Vanguard	2,155
Cash Collateral Pledged—Futures Contracts	4,810
Receivables for Investment Securities Sold	1,708
Receivables for Accrued Income	86,773
Receivables for Capital Shares Issued	10,542
Unrealized Appreciation—Over-the-Counter Swap Contracts	1,908
Total Assets	60,956,179
Liabilities
Due to Custodian	1,641
Payables for Investment Securities Purchased	11,989
Collateral for Securities on Loan	44,188
Payables for Capital Shares Redeemed	7,822
Payables to Vanguard	1,633
Variation Margin Payable—Futures Contracts	679
Unrealized Depreciation—Over-the-Counter Swap Contracts	313
Total Liabilities	68,265
Net Assets	60,887,914
1 Includes $40,215 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	53,353,885
Total Distributable Earnings (Loss)	7,534,029
Net Assets	60,887,914

ETF Shares—Net Assets
Applicable to 457,502,229 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	48,688,871
Net Asset Value Per Share—ETF Shares	$106.42

Admiral Shares—Net Assets
Applicable to 380,143,108 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	12,199,043
Net Asset Value Per Share—Admiral Shares	$32.09
See accompanying Notes, which are an integral part of the Financial Statements.
14

High Dividend Yield Index Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends [1]	1,718,598
Interest [2]	395
Securities Lending—Net	1,597
Total Income	1,720,590
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,499
Management and Administrative—ETF Shares	22,404
Management and Administrative—Admiral Shares	8,448
Marketing and Distribution—ETF Shares	1,661
Marketing and Distribution—Admiral Shares	508
Custodian Fees	442
Auditing Fees	30
Shareholders’ Reports—ETF Shares	832
Shareholders’ Reports—Admiral Shares	138
Trustees’ Fees and Expenses	21
Other Expenses	37
Total Expenses	36,020
Expenses Paid Indirectly	(13)
Net Expenses	36,007
Net Investment Income	1,684,583
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	671,793
Futures Contracts	(19,177)
Swap Contracts	(13,055)
Realized Net Gain (Loss)	639,561
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(1,655,662)
Futures Contracts	(1,999)
Swap Contracts	(2,023)
Change in Unrealized Appreciation (Depreciation)	(1,659,684)
Net Increase (Decrease) in Net Assets Resulting from Operations	664,460
1	Dividends are net of foreign withholding taxes of $835,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $395,000, ($41,000), $1,000, and $7,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $1,174,269,000 of net gain (loss) resulting from in-kind redemptions.
See accompanying Notes, which are an integral part of the Financial Statements.
15

High Dividend Yield Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,684,583	1,357,112
Realized Net Gain (Loss)	639,561	1,205,834
Change in Unrealized Appreciation (Depreciation)	(1,659,684)	11,496,343
Net Increase (Decrease) in Net Assets Resulting from Operations	664,460	14,059,289
Distributions
ETF Shares	(1,318,564)	(1,045,675)
Admiral Shares	(352,553)	(295,106)
Total Distributions	(1,671,117)	(1,340,781)
Capital Share Transactions
ETF Shares	9,692,470	3,606,248
Admiral Shares	1,017,487	916,264
Net Increase (Decrease) from Capital Share Transactions	10,709,957	4,522,512
Total Increase (Decrease)	9,703,300	17,241,020
Net Assets
Beginning of Period	51,184,614	33,943,594
End of Period	60,887,914	51,184,614
See accompanying Notes, which are an integral part of the Financial Statements.
16

High Dividend Yield Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$108.42	$79.49	$89.60	$83.26	$82.46
Investment Operations
Net Investment Income[1]	3.232	3.010	2.950	2.891	2.623
Net Realized and Unrealized Gain (Loss) on Investments	(2.016)	28.887	(10.184)	6.251	.731
Total from Investment Operations	1.216	31.897	(7.234)	9.142	3.354
Distributions
Dividends from Net Investment Income	(3.216)	(2.967)	(2.876)	(2.802)	(2.554)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.216)	(2.967)	(2.876)	(2.802)	(2.554)
Net Asset Value, End of Period	$106.42	$108.42	$79.49	$89.60	$83.26
Total Return	1.18%	40.55%	-8.17%	11.31%	4.05%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$48,689	$39,766	$26,279	$26,816	$21,328
Ratio of Total Expenses to Average Net Assets	0.06% [2]	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to Average Net Assets	3.01%	2.99%	3.53%	3.38%	3.08%
Portfolio Turnover Rate[3]	9%	8%	11%	7%	13%
1	Calculated based on average shares outstanding.
2	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.06%.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
See accompanying Notes, which are an integral part of the Financial Statements.
17

High Dividend Yield Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,			February 7, 2019[1] to October 31, 2019
	2022	2021	2020
Net Asset Value, Beginning of Period	$32.69	$23.97	$27.02	$25.00
Investment Operations
Net Investment Income[2]	.970	.902	.887	.624
Net Realized and Unrealized Gain (Loss) on Investments	(.607)	8.707	(3.075)	2.010
Total from Investment Operations	.363	9.609	(2.188)	2.634
Distributions
Dividends from Net Investment Income	(.963)	(.889)	(.862)	(.614)
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.963)	(.889)	(.862)	(.614)
Net Asset Value, End of Period	$32.09	$32.69	$23.97	$27.02
Total Return[3]	1.19%	40.50%	-8.19%	10.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,199	$11,418	$7,665	$8,814
Ratio of Total Expenses to Average Net Assets	0.08% [4]	0.08%	0.08%	0.08% [5]
Ratio of Net Investment Income to Average Net Assets	2.99%	2.97%	3.52%	3.24% [5]
Portfolio Turnover Rate[6]	9%	8%	11%	7% [7]
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.08%.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
7	Reflects the fund’s portfolio turnover for the fiscal year ended October 31, 2019.
See accompanying Notes, which are an integral part of the Financial Statements.
18

High Dividend Yield Index Fund
Notes to Financial Statements
Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
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High Dividend Yield Index Fund
3. Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2022, the fund’s average amounts of investments in total return swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
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High Dividend Yield Index Fund
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
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High Dividend Yield Index Fund
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $2,155,000, representing less than 0.01% of the fund’s net assets and 0.86% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $13,000 (an annual rate of less than 0.01% of average net assets).
D.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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High Dividend Yield Index Fund
The following table summarizes the market value of the fund's investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	60,771,482	—	—	60,771,482
Temporary Cash Investments	76,801	—	—	76,801
Total	60,848,283	—	—	60,848,283

Derivative Financial Instruments
Assets
Futures Contracts[1]	1,707	—	—	1,707
Swap Contracts	—	1,908	—	1,908
Total	1,707	1,908	—	3,615
Liabilities
Swap Contracts	—	313	—	313
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, corporate actions, and swap agreements were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1,174,008
Total Distributable Earnings (Loss)	(1,174,008)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	175,807
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(2,837,648)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	10,195,870
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High Dividend Yield Index Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	1,671,117	1,340,781
Long-Term Capital Gains	—	—
Total	1,671,117	1,340,781
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	50,652,413
Gross Unrealized Appreciation	13,209,458
Gross Unrealized Depreciation	(3,013,588)
Net Unrealized Appreciation (Depreciation)	10,195,870
F.  During the year ended October 31, 2022, the fund purchased $18,456,543,000 of investment securities and sold $7,668,261,000 of investment securities, other than temporary cash investments. Purchases and sales include $11,691,627,000 and $2,895,244,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2022, such purchases were $693,189,000 and sales were $687,302,000, resulting in net realized loss of $104,120,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital share transactions for each class of shares were:
	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued	12,609,654	117,634	7,291,624	73,333
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,917,184)	(26,900)	(3,685,376)	(37,150)
Net Increase (Decrease)—ETF Shares	9,692,470	90,734	3,606,248	36,183
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High Dividend Yield Index Fund
	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	2,387,226	73,103	2,290,496	75,589
Issued in Lieu of Cash Distributions	273,445	8,660	229,798	7,717
Redeemed	(1,643,184)	(50,873)	(1,604,030)	(53,826)
Net Increase (Decrease)—Admiral Shares	1,017,487	30,890	916,264	29,480
H.  Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
25

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard High Dividend Yield Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard High Dividend Yield Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
For corporate shareholders, 98.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $1,671,117,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $137,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
27

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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Annual Report   |   October 31, 2022
Vanguard Emerging Markets Government Bond Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
Performance Summary	4
Financial Statements	7
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Vanguard Emerging Markets Government Bond Index Fund returned –23.25% for Admiral Shares, –23.24% for Institutional Shares, and –22.68% for ETF Shares (based on net asset value). The fund's benchmark index returned –23.08%.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check, which weighed on bond prices and increased fears of recession.
•	Amid these conditions, U.S. dollar-denominated emerging-market debt posted negative returns across almost all countries, sectors, and credit ratings. The worst declines were in bonds from Eastern Europe, but they constituted only about 3% of the portfolio’s weighting.
•	At period-end, the fund’s 30-day SEC yield net of expenses—a proxy for its income-generating potential over 12 months—ranged from 7.61% for ETF Shares to 7.68% for Institutional Shares.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%

Fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
1

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
2

Six Months Ended October 31, 2022
	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Emerging Markets Government Bond Index Fund
ETF Shares	$1,000.00	$903.40	$0.96
Admiral™ Shares	1,000.00	903.60	0.96
Institutional Shares	1,000.00	903.80	0.86
Based on Hypothetical 5% Yearly Return
Emerging Markets Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.20	$1.02
Admiral Shares	1,000.00	1,024.20	1.02
Institutional Shares	1,000.00	1,024.30	0.92
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for ETF Shares, 0.20% for Admiral Shares, and 0.18% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
3

Emerging Markets Government Bond Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: May 31, 2013, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Since Inception (5/31/2013)	Final Value of a $10,000 Investment
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	-22.68%	-2.25%	1.01%	$10,994
Emerging Markets Government Bond Index Fund ETF Shares Market Price	-23.19	-2.43	0.96	10,946
Bloomberg USD Emerging Markets Government RIC Capped Index	-23.08	-2.31	1.03	11,017
Bloomberg Global Aggregate Index ex USD	-24.59	-3.91	-1.84	8,398
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (5/31/2013)	Final Value of a $10,000 Investment
Emerging Markets Government Bond Index Fund Admiral Shares	-23.25%	-2.39%	0.94%	$10,924
Bloomberg USD Emerging Markets Government RIC Capped Index	-23.08	-2.31	1.03	11,017
Bloomberg Global Aggregate Index ex USD	-24.59	-3.91	-1.84	8,398
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases and redemptions. The fee does not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.
4

Emerging Markets Government Bond Index Fund
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Since Inception (2/11/2015) [1]	Final Value of a $5,000,000 Investment
Emerging Markets Government Bond Index Fund Institutional Shares	-23.24%	-2.38%	0.85%	$5,337,269
Bloomberg USD Emerging Markets Government RIC Capped Index	-23.08	-2.31	0.93	5,370,737
Bloomberg Global Aggregate Index ex USD	-24.59	-3.91	-1.79	4,349,707
“Since Inception” performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standard(s).
[1]Institutional Shares were first issued on November 25, 2014, and were redeemed shortly thereafter. Institutional Shares were next issued on February 11, 2015. The total returns shown are based on the period beginning February 11, 2015.
Cumulative Returns of ETF Shares: May 31, 2013, Through October 31, 2022
	One Year	Five Years	Since Inception (5/31/2013)
Emerging Markets Government Bond Index Fund ETF Shares Market Price	-23.19%	-11.56%	9.46%
Emerging Markets Government Bond Index Fund ETF Shares Net Asset Value	-22.68	-10.77	9.94
Bloomberg USD Emerging Markets Government RIC Capped Index	-23.08	-11.02	10.17
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and click on Price, and then scroll down to the Premium/Discount Chart. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares.
5

Emerging Markets Government Bond Index Fund
Fund Allocation
As of October 31, 2022
Mexico	9.8%
Saudi Arabia	9.6
Indonesia	7.5
Turkey	7.1
United Arab Emirates	6.6
Qatar	5.4
China	5.0
Brazil	3.8
Philippines	3.4
Colombia	3.1
Oman	2.7
Peru	2.4
Dominican Republic	2.4
Chile	2.3
Panama	2.3
Egypt	2.2
South Africa	2.1
Bahrain	2.0
Argentina	1.8
Uruguay	1.5
Malaysia	1.3
Nigeria	1.1
Hungary	1.1
Romania	1.0
Other	12.5
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.
6

Emerging Markets Government Bond Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (0.2%)
	United States Treasury Note/Bond (Cost $4,305)	4.375%	10/31/24	4,310	4,301
Corporate Bonds (14.1%)
Azerbaijan (0.2%)
[1]	Southern Gas Corridor CJSC	6.875%	3/24/26	6,200	6,084
Brazil (0.2%)
	Petrobras Global Finance BV	6.875%	1/20/40	1	1
	Petrobras Global Finance BV	6.850%	6/5/15	5,450	4,254
					4,255
Chile (0.2%)
	Corp. Nacional del Cobre de Chile	3.700%	1/30/50	8,300	5,374
China (3.3%)
	Bank of China Ltd.	5.000%	11/13/24	9,400	9,289
	China Cinda Finance 2015 I Ltd.	4.250%	4/23/25	5,400	5,031
	China Construction Bank Corp.	4.250%	2/27/29	5,750	5,650
	China Construction Bank Corp.	2.450%	6/24/30	6,350	5,868
	China Construction Bank Corp.	2.850%	1/21/32	6,200	5,621
	CNAC HK Finbridge Co. Ltd.	5.125%	3/14/28	5,555	4,868
	CNOOC Finance 2014 ULC	4.250%	4/30/24	7,006	6,913
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	6,200	5,946
	Industrial & Commercial Bank of China Ltd.	4.875%	9/21/25	6,240	6,120
	Industrial & Commercial Bank of China Ltd.	3.200%	12/31/99	19,325	17,269
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	4,850	4,636
	Sinopec Group Overseas Development 2018 Ltd.	2.700%	5/13/30	4,750	3,995
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/24	5,020	4,959
	State Grid Overseas Investment BVI Ltd.	3.500%	5/4/27	7,394	6,968
					93,133
Colombia (0.5%)
	Ecopetrol SA	5.375%	6/26/26	4,675	4,247
	Ecopetrol SA	6.875%	4/29/30	6,325	5,194
	Ecopetrol SA	5.875%	5/28/45	6,267	3,827
					13,268
Indonesia (0.4%)
[2]	Freeport Indonesia PT	5.315%	4/14/32	4,500	3,781
	Freeport Indonesia PT	5.315%	4/14/32	200	168
	Pertamina Persero PT	6.450%	5/30/44	4,400	3,967
	Pertamina Persero PT	6.500%	11/7/48	200	179
7

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	4.125%	5/15/27	4,557	4,180
					12,275
Kazakhstan (0.1%)
	KazMunayGas National Co. JSC	6.375%	10/24/48	4,700	3,343
Malaysia (0.9%)
	Petronas Capital Ltd.	3.500%	3/18/25	5,050	4,875
	Petronas Capital Ltd.	3.500%	4/21/30	7,050	6,273
	Petronas Capital Ltd.	4.500%	3/18/45	4,700	3,911
	Petronas Capital Ltd.	4.550%	4/21/50	8,600	7,051
[2]	Petronas Capital Ltd.	3.404%	4/28/61	4,000	2,497
	Petronas Capital Ltd.	3.404%	4/28/61	1,400	870
					25,477
Mexico (4.1%)
	Mexico City Airport Trust	5.500%	7/31/47	6,579	4,211
	Petroleos Mexicanos	6.875%	8/4/26	7,650	7,079
	Petroleos Mexicanos	6.490%	1/23/27	4,906	4,294
	Petroleos Mexicanos	6.500%	3/13/27	12,625	11,060
	Petroleos Mexicanos	5.350%	2/12/28	6,070	4,847
	Petroleos Mexicanos	8.750%	6/2/29	6,300	5,637
	Petroleos Mexicanos	6.840%	1/23/30	7,600	6,019
	Petroleos Mexicanos	5.950%	1/28/31	11,925	8,597
	Petroleos Mexicanos	6.625%	6/15/35	8,700	6,015
	Petroleos Mexicanos	6.500%	6/2/41	5,000	3,088
	Petroleos Mexicanos	6.750%	9/21/47	17,200	10,359
	Petroleos Mexicanos	6.350%	2/12/48	5,100	2,931
	Petroleos Mexicanos	7.690%	1/23/50	25,034	16,227
	Petroleos Mexicanos	6.950%	1/28/60	12,015	7,200
[3]	Petroleos Mexicanos	6.700%	2/16/32	21,199	15,962
					113,526
Peru (0.1%)
	Petroleos del Peru SA	5.625%	6/19/47	6,300	3,969
Qatar (1.0%)
	Qatar Energy	1.375%	9/12/26	1,175	1,033
[2]	Qatar Energy	2.250%	7/12/31	5,400	4,332
	Qatar Energy	3.300%	7/12/51	12,625	8,551
[2]	Qatar Petroleum	1.375%	9/12/26	3,700	3,253
	Qatar Petroleum	2.250%	7/12/31	5,500	4,392
	Qatar Petroleum	3.125%	7/12/41	10,984	7,760
					29,321
Saudi Arabia (2.2%)
[2]	SA Global Sukuk Ltd.	1.602%	6/17/26	3,900	3,415
	SA Global Sukuk Ltd.	1.602%	6/17/26	2,338	2,049
	SA Global Sukuk Ltd.	2.694%	6/17/31	9,450	7,717
	Saudi Arabian Oil Co.	2.875%	4/16/24	6,175	5,955
	Saudi Arabian Oil Co.	3.500%	4/16/29	9,316	8,282
[2]	Saudi Arabian Oil Co.	2.250%	11/24/30	1,475	1,166
	Saudi Arabian Oil Co.	2.250%	11/24/30	5,100	4,025
[2]	Saudi Arabian Oil Co.	4.250%	4/16/39	1,500	1,229
	Saudi Arabian Oil Co.	4.250%	4/16/39	7,500	6,150
	Saudi Arabian Oil Co.	4.375%	4/16/49	9,455	7,372
	Saudi Arabian Oil Co.	3.250%	11/24/50	7,208	4,519
	Saudi Arabian Oil Co.	3.500%	11/24/70	7,150	4,370
8

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	4,700	4,610
					60,859
United Arab Emirates (0.9%)
[3]	Abu Dhabi Crude Oil Pipeline LLC	4.600%	11/2/47	6,875	5,917
[2]	DP World Ltd.	6.850%	7/2/37	5,070	4,866
	DP World Ltd.	5.625%	9/25/48	475	394
	DP World Salaam	6.000%	12/31/99	4,650	4,515
[2]	MDGH GMTN RSC Ltd.	3.700%	11/7/49	300	221
	MDGH GMTN RSC Ltd.	3.700%	11/7/49	3,803	2,801
	MDGH GMTN RSC Ltd.	3.950%	5/21/50	6,750	5,215
					23,929
Total Corporate Bonds (Cost $502,657)					394,813
Sovereign Bonds (83.9%)
Angola (0.8%)
	Republic of Angola	9.500%	11/12/25	500	489
	Republic of Angola	8.250%	5/9/28	8,150	6,893
	Republic of Angola	8.000%	11/26/29	5,623	4,575
[2]	Republic of Angola	8.750%	4/14/32	5,000	4,039
	Republic of Angola	8.750%	4/14/32	400	324
	Republic of Angola	9.375%	5/8/48	5,400	4,109
	Republic of Angola	9.125%	11/26/49	4,000	3,029
					23,458
Argentina (1.8%)
[4]	Provincia de Buenos Aires, 6.375% coupon rate effective 9/1/23	5.250%	9/1/37	19,450	5,857
	Republic of Argentina	1.000%	7/9/29	8,276	1,699
[4]	Republic of Argentina, 0.750% coupon rate effective 7/9/23	0.500%	7/9/30	50,477	10,650
[4]	Republic of Argentina, 3.625% coupon rate effective 7/9/23	1.500%	7/9/35	64,304	12,780
[4]	Republic of Argentina, 3.625% coupon rate effective 7/9/23	1.500%	7/9/46	6,574	1,338
[4]	Republic of Argentina, 4.250% coupon rate effective 7/9/23	3.875%	1/9/38	35,791	9,259
[4]	Republic of Argentina, 4.875% coupon rate effective 7/9/29	3.500%	7/9/41	32,889	7,834
					49,417
Armenia (0.2%)
	Republic of Armenia	7.150%	3/26/25	1,700	1,670
	Republic of Armenia	3.950%	9/26/29	1,650	1,198
[2]	Republic of Armenia	3.600%	2/2/31	950	650
	Republic of Armenia	3.600%	2/2/31	1,050	720
					4,238
Azerbaijan (0.2%)
	Republic of Azerbaijan	4.750%	3/18/24	3,950	3,872
[3]	Republic of Azerbaijan	3.500%	9/1/32	3,350	2,697
					6,569
Bahamas (0.1%)
[2,3]	Commonwealth of Bahamas	6.000%	11/21/28	850	542
[3]	Commonwealth of Bahamas	6.000%	11/21/28	700	445
[2,3]	Commonwealth of Bahamas	8.950%	10/15/32	1,750	1,133
9

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Commonwealth of Bahamas	8.950%	10/15/32	1,400	907
					3,027
Bahrain (2.0%)
	CBB International Sukuk Co. 5 Spc	5.624%	2/12/24	3,400	3,398
	CBB International Sukuk Co. 6 Spc	5.250%	3/20/25	2,400	2,370
	CBB International Sukuk Co. 6 Spc	6.875%	10/5/25	3,750	3,851
	CBB International Sukuk Programme Co. WLL	6.250%	11/14/24	3,458	3,482
	CBB International Sukuk Programme Co. WLL	4.500%	3/30/27	2,856	2,710
	CBB International Sukuk Programme Co. WLL	3.950%	9/16/27	2,600	2,412
	CBB International Sukuk Programme Co. WLL	3.875%	5/18/29	2,950	2,560
	Kingdom of Bahrain	7.000%	1/26/26	4,425	4,429
	Kingdom of Bahrain	4.250%	1/25/28	1,600	1,407
	Kingdom of Bahrain	7.000%	10/12/28	5,100	4,911
	Kingdom of Bahrain	6.750%	9/20/29	4,100	3,856
	Kingdom of Bahrain	7.375%	5/14/30	3,650	3,486
	Kingdom of Bahrain	5.625%	9/30/31	2,970	2,503
	Kingdom of Bahrain	5.450%	9/16/32	3,900	3,156
	Kingdom of Bahrain	5.250%	1/25/33	2,200	1,725
[2]	Kingdom of Bahrain	5.625%	5/18/34	1,800	1,418
	Kingdom of Bahrain	5.625%	5/18/34	1,100	864
	Kingdom of Bahrain	6.000%	9/19/44	4,000	2,821
	Kingdom of Bahrain	7.500%	9/20/47	2,800	2,248
	Kingdom of Bahrain	6.250%	1/25/51	1,900	1,337
					54,944
Belarus (0.1%)
	Republic of Belarus	5.875%	2/24/26	1,650	342
	Republic of Belarus	7.625%	6/29/27	1,600	320
	Republic of Belarus	6.200%	2/28/30	1,800	368
	Republic of Belarus	6.378%	2/24/31	2,500	499
					1,529
Bermuda (0.3%)
	Government of Bermuda	3.717%	1/25/27	1,750	1,639
[2]	Government of Bermuda	4.750%	2/15/29	600	573
	Government of Bermuda	2.375%	8/20/30	1,600	1,265
[2]	Government of Bermuda	5.000%	7/15/32	2,600	2,400
[2]	Government of Bermuda	3.375%	8/20/50	1,000	634
	Government of Bermuda	3.375%	8/20/50	1,200	766
					7,277
Bolivia (0.2%)
[2,3]	Bolivian Government	4.500%	3/20/28	700	551
[3]	Bolivian Government	4.500%	3/20/28	3,506	2,741
[2]	Bolivian Government	7.500%	3/2/30	1,400	1,232
	Bolivian Government	7.500%	3/2/30	200	178
					4,702
Brazil (3.5%)
	Federative Republic of Brazil	8.875%	4/15/24	3,226	3,416
	Federative Republic of Brazil	4.250%	1/7/25	13,353	13,008
	Federative Republic of Brazil	8.750%	2/4/25	2,125	2,271
	Federative Republic of Brazil	2.875%	6/6/25	8,250	7,742
	Federative Republic of Brazil	6.000%	4/7/26	3,600	3,688
	Federative Republic of Brazil	10.125%	5/15/27	2,200	2,560
	Federative Republic of Brazil	4.625%	1/13/28	10,500	9,870
	Federative Republic of Brazil	4.500%	5/30/29	6,300	5,663
	Federative Republic of Brazil	3.875%	6/12/30	11,100	9,378
10

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Federative Republic of Brazil	3.750%	9/12/31	4,700	3,871
	Federative Republic of Brazil	8.250%	1/20/34	4,200	4,552
	Federative Republic of Brazil	7.125%	1/20/37	5,050	5,053
	Federative Republic of Brazil	5.625%	1/7/41	6,500	5,238
	Federative Republic of Brazil	5.000%	1/27/45	10,986	7,952
	Federative Republic of Brazil	5.625%	2/21/47	5,233	3,986
	Federative Republic of Brazil	4.750%	1/14/50	16,160	10,849
					99,097
Chile (2.0%)
	Republic of Chile	3.125%	1/21/26	2,200	2,053
	Republic of Chile	2.750%	1/31/27	5,000	4,507
	Republic of Chile	3.240%	2/6/28	6,540	5,898
	Republic of Chile	2.450%	1/31/31	5,607	4,497
	Republic of Chile	2.550%	7/27/33	6,709	5,015
	Republic of Chile	3.500%	1/31/34	8,350	6,759
	Republic of Chile	3.100%	5/7/41	8,550	5,659
	Republic of Chile	4.340%	3/7/42	6,350	4,915
	Republic of Chile	3.860%	6/21/47	3,925	2,812
	Republic of Chile	3.500%	1/25/50	7,200	4,754
	Republic of Chile	4.000%	1/31/52	3,050	2,162
	Republic of Chile	3.500%	4/15/53	4,350	2,783
	Republic of Chile	3.100%	1/22/61	6,250	3,512
	Republic of Chile	3.250%	9/21/71	3,350	1,853
					57,179
China (1.6%)
	China Government Bond	0.400%	10/21/23	3,500	3,365
	China Government Bond	1.950%	12/3/24	6,000	5,691
	China Government Bond	0.550%	10/21/25	7,200	6,406
	China Government Bond	2.625%	11/2/27	3,824	3,526
	China Government Bond	3.500%	10/19/28	2,300	2,190
	China Government Bond	2.125%	12/3/29	8,200	7,176
	China Government Bond	1.200%	10/21/30	4,750	3,799
	China Government Bond	1.750%	10/26/31	1,800	1,474
	China Government Bond	2.750%	12/3/39	1,925	1,462
	China Government Bond	4.000%	10/19/48	1,800	1,574
[2]	China Government Bond	2.250%	10/21/50	300	181
	China Government Bond	2.250%	10/21/50	1,200	728
[2]	China Government Bond	2.500%	10/26/51	2,525	1,611
	China Government Bond	2.500%	10/26/51	600	382
	Export-Import Bank of China	3.625%	7/31/24	4,972	4,871
					44,436
Colombia (2.6%)
	Republic of Colombia	4.000%	2/26/24	4,745	4,553
	Republic of Colombia	8.125%	5/21/24	3,205	3,222
	Republic of Colombia	4.500%	1/28/26	5,117	4,605
	Republic of Colombia	3.875%	4/25/27	6,150	5,147
	Republic of Colombia	4.500%	3/15/29	6,300	5,094
	Republic of Colombia	3.000%	1/30/30	4,675	3,313
	Republic of Colombia	3.125%	4/15/31	8,080	5,553
	Republic of Colombia	3.250%	4/22/32	6,300	4,211
	Republic of Colombia	7.375%	9/18/37	5,662	4,782
	Republic of Colombia	6.125%	1/18/41	7,845	5,613
	Republic of Colombia	4.125%	2/22/42	3,150	1,777
	Republic of Colombia	5.625%	2/26/44	7,675	4,984
11

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Colombia	5.000%	6/15/45	14,100	8,527
	Republic of Colombia	5.200%	5/15/49	8,470	5,159
	Republic of Colombia	4.125%	5/15/51	5,750	3,070
	Republic of Colombia	3.875%	2/15/61	3,350	1,707
					71,317
Costa Rica (0.4%)
	Republic of Costa Rica	4.375%	4/30/25	1,600	1,546
	Republic of Costa Rica	6.125%	2/19/31	3,825	3,560
	Republic of Costa Rica	5.625%	4/30/43	1,500	1,095
	Republic of Costa Rica	7.000%	4/4/44	3,130	2,649
	Republic of Costa Rica	7.158%	3/12/45	4,201	3,636
					12,486
Croatia (0.2%)
	Republic of Croatia	6.000%	1/26/24	5,425	5,470
Dominican Republic (2.3%)
	Dominican Republic	5.500%	1/27/25	4,300	4,217
	Dominican Republic	6.875%	1/29/26	4,995	4,910
	Dominican Republic	5.950%	1/25/27	5,350	4,998
	Dominican Republic	6.000%	7/19/28	4,069	3,715
[2]	Dominican Republic	5.500%	2/22/29	4,950	4,346
	Dominican Republic	5.500%	2/22/29	900	786
	Dominican Republic	4.500%	1/30/30	5,606	4,487
[2]	Dominican Republic	4.875%	9/23/32	950	735
	Dominican Republic	4.875%	9/23/32	10,250	7,884
[2]	Dominican Republic	6.000%	2/22/33	2,275	1,907
	Dominican Republic	6.000%	2/22/33	3,250	2,720
	Dominican Republic	5.300%	1/21/41	4,350	2,989
	Dominican Republic	7.450%	4/30/44	4,650	3,882
	Dominican Republic	6.850%	1/27/45	6,294	4,873
	Dominican Republic	6.500%	2/15/48	3,250	2,378
	Dominican Republic	6.400%	6/5/49	4,700	3,396
	Dominican Republic	5.875%	1/30/60	9,777	6,447
					64,670
Ecuador (0.7%)
[3]	Republic of Ecuador	0.000%	7/31/30	3,205	1,009
[4]	Republic of Ecuador, 2.500% coupon rate effective 7/31/23	1.500%	7/31/40	10,633	3,521
[4]	Republic of Ecuador, 3.500% coupon rate effective 7/31/23	2.500%	7/31/35	26,431	9,623
[4]	Republic of Ecuador, 6.000% coupon rate effective 7/31/23	5.500%	7/31/30	11,620	6,170
					20,323
Egypt (2.1%)
	Arab Republic of Egypt	4.550%	11/20/23	1,478	1,433
	Arab Republic of Egypt	6.200%	3/1/24	2,600	2,492
	Arab Republic of Egypt	5.750%	5/29/24	3,970	3,754
	Arab Republic of Egypt	5.875%	6/11/25	4,675	4,022
	Arab Republic of Egypt	5.250%	10/6/25	2,350	1,952
[2]	Arab Republic of Egypt	3.875%	2/16/26	500	376
	Arab Republic of Egypt	3.875%	2/16/26	1,650	1,245
	Arab Republic of Egypt	7.500%	1/31/27	6,200	4,982
[2]	Arab Republic of Egypt	5.800%	9/30/27	400	291
	Arab Republic of Egypt	5.800%	9/30/27	2,850	2,084
	Arab Republic of Egypt	6.588%	2/21/28	4,600	3,291
12

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Arab Republic of Egypt	7.600%	3/1/29	5,200	3,720
	Arab Republic of Egypt	5.875%	2/16/31	4,750	2,910
	Arab Republic of Egypt	7.053%	1/15/32	4,900	3,091
	Arab Republic of Egypt	7.625%	5/29/32	3,744	2,367
[2]	Arab Republic of Egypt	7.300%	9/30/33	2,700	1,678
	Arab Republic of Egypt	7.300%	9/30/33	900	564
	Arab Republic of Egypt	6.875%	4/30/40	1,200	689
	Arab Republic of Egypt	8.500%	1/31/47	8,280	4,832
	Arab Republic of Egypt	7.903%	2/21/48	4,700	2,634
	Arab Republic of Egypt	8.700%	3/1/49	4,950	2,935
	Arab Republic of Egypt	8.875%	5/29/50	6,140	3,695
[2]	Arab Republic of Egypt	8.750%	9/30/51	1,300	769
	Arab Republic of Egypt	8.750%	9/30/51	725	435
	Arab Republic of Egypt	8.150%	11/20/59	1,750	1,005
[2]	Arab Republic of Egypt	7.500%	2/16/61	3,100	1,713
	Arab Republic of Egypt	7.500%	2/16/61	1,400	771
					59,730
El Salvador (0.2%)
	Republic of El Salvador	6.375%	1/18/27	2,662	1,054
	Republic of El Salvador	8.625%	2/28/29	1,985	794
	Republic of El Salvador	8.250%	4/10/32	1,532	609
	Republic of El Salvador	7.650%	6/15/35	3,000	1,082
	Republic of El Salvador	7.625%	2/1/41	1,918	667
[2]	Republic of El Salvador	7.125%	1/20/50	150	51
	Republic of El Salvador	7.125%	1/20/50	3,350	1,131
[2]	Republic of El Salvador	9.500%	7/15/52	600	226
	Republic of El Salvador	9.500%	7/15/52	2,450	933
					6,547
Ethiopia (0.1%)
	Federal Republic of Ethiopia	6.625%	12/11/24	3,150	1,624
Gabon (0.2%)
	Republic of Gabon	6.950%	6/16/25	2,200	1,993
[3]	Republic of Gabon	6.625%	2/6/31	2,600	1,826
[2,3]	Republic of Gabon	6.625%	2/6/31	700	491
[2]	Republic of Gabon	7.000%	11/24/31	2,125	1,486
	Republic of Gabon	7.000%	11/24/31	400	281
					6,077
Georgia (0.0%)
[2]	Republic of Georgia	2.750%	4/22/26	750	638
	Republic of Georgia	2.750%	4/22/26	800	681
					1,319
Ghana (0.5%)
[3]	Republic of Ghana	8.125%	1/18/26	4,295	1,564
[3]	Republic of Ghana	6.375%	2/11/27	5,206	1,600
[3]	Republic of Ghana	7.875%	3/26/27	1,130	355
[3]	Republic of Ghana	7.750%	4/7/29	1,200	351
[3]	Republic of Ghana	7.625%	5/16/29	4,900	1,396
[3]	Republic of Ghana	10.750%	10/14/30	3,100	2,036
[3]	Republic of Ghana	8.125%	3/26/32	3,900	1,140
	Republic of Ghana	8.625%	4/7/34	3,150	918
[3]	Republic of Ghana	7.875%	2/11/35	2,942	842
[2]	Republic of Ghana	8.875%	5/7/42	200	54
	Republic of Ghana	8.875%	5/7/42	1,200	331
13

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[3]	Republic of Ghana	8.627%	6/16/49	3,250	905
[3]	Republic of Ghana	8.950%	3/26/51	2,925	850
[2,3]	Republic of Ghana	8.750%	3/11/61	200	56
[3]	Republic of Ghana	8.750%	3/11/61	2,850	813
					13,211
Guatemala (0.6%)
	Republic of Guatemala	4.500%	5/3/26	2,250	2,133
	Republic of Guatemala	4.375%	6/5/27	1,400	1,293
	Republic of Guatemala	4.875%	2/13/28	2,200	2,028
[2]	Republic of Guatemala	5.250%	8/10/29	1,700	1,568
[3]	Republic of Guatemala	4.900%	6/1/30	1,600	1,457
	Republic of Guatemala	5.375%	4/24/32	1,600	1,479
[2]	Republic of Guatemala	3.700%	10/7/33	900	688
	Republic of Guatemala	3.700%	10/7/33	600	457
[2]	Republic of Guatemala	4.650%	10/7/41	900	666
	Republic of Guatemala	4.650%	10/7/41	600	441
[3]	Republic of Guatemala	6.125%	6/1/50	4,400	3,779
					15,989
Honduras (0.1%)
	Republic of Honduras	6.250%	1/19/27	2,220	1,760
[2]	Republic of Honduras	5.625%	6/24/30	650	444
	Republic of Honduras	5.625%	6/24/30	1,150	789
					2,993
Hungary (1.1%)
	Republic of Hungary	5.750%	11/22/23	3,040	3,034
	Republic of Hungary	5.375%	3/25/24	5,743	5,688
[2]	Republic of Hungary	5.250%	6/16/29	5,300	4,885
	Republic of Hungary	5.250%	6/16/29	200	184
[2]	Republic of Hungary	2.125%	9/22/31	5,200	3,726
	Republic of Hungary	2.125%	9/22/31	1,750	1,261
[2]	Republic of Hungary	5.500%	6/16/34	4,025	3,480
	Republic of Hungary	7.625%	3/29/41	3,870	3,858
[2]	Republic of Hungary	3.125%	9/21/51	4,600	2,524
	Republic of Hungary	3.125%	9/21/51	1,600	881
					29,521
Indonesia (7.0%)
	Perusahaan Penerbit SBSN Indonesia III	3.900%	8/20/24	2,250	2,215
	Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	4,800	4,754
	Perusahaan Penerbit SBSN Indonesia III	4.325%	5/28/25	6,369	6,260
	Perusahaan Penerbit SBSN Indonesia III	2.300%	6/23/25	2,000	1,860
	Perusahaan Penerbit SBSN Indonesia III	4.550%	3/29/26	5,320	5,203
[2]	Perusahaan Penerbit SBSN Indonesia III	1.500%	6/9/26	2,950	2,594
	Perusahaan Penerbit SBSN Indonesia III	1.500%	6/9/26	1,275	1,121
	Perusahaan Penerbit SBSN Indonesia III	4.150%	3/29/27	7,377	7,018
[2]	Perusahaan Penerbit SBSN Indonesia III	4.400%	6/6/27	4,275	4,083
	Perusahaan Penerbit SBSN Indonesia III	4.400%	6/6/27	600	573
	Perusahaan Penerbit SBSN Indonesia III	4.400%	3/1/28	5,190	4,923
	Perusahaan Penerbit SBSN Indonesia III	4.450%	2/20/29	3,485	3,301
	Perusahaan Penerbit SBSN Indonesia III	2.800%	6/23/30	3,550	2,985
[2]	Perusahaan Penerbit SBSN Indonesia III	2.550%	6/9/31	1,300	1,044
	Perusahaan Penerbit SBSN Indonesia III	2.550%	6/9/31	1,800	1,446
[2]	Perusahaan Penerbit SBSN Indonesia III	4.700%	6/6/32	4,400	4,130
	Perusahaan Penerbit SBSN Indonesia III	3.800%	6/23/50	2,300	1,625
[2]	Perusahaan Penerbit SBSN Indonesia III	3.550%	6/9/51	1,600	1,082
14

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Perusahaan Penerbit SBSN Indonesia III	3.550%	6/9/51	1,000	676
	Republic of Indonesia	5.875%	1/15/24	5,350	5,407
	Republic of Indonesia	4.125%	1/15/25	6,300	6,162
	Republic of Indonesia	4.750%	1/8/26	6,600	6,476
	Republic of Indonesia	4.350%	1/8/27	4,500	4,321
	Republic of Indonesia	3.850%	7/18/27	3,270	3,058
	Republic of Indonesia	4.150%	9/20/27	1,700	1,609
	Republic of Indonesia	3.500%	1/11/28	3,886	3,550
	Republic of Indonesia	4.100%	4/24/28	3,200	3,013
	Republic of Indonesia	4.750%	2/11/29	3,758	3,611
	Republic of Indonesia	3.400%	9/18/29	2,450	2,145
	Republic of Indonesia	2.850%	2/14/30	4,200	3,572
	Republic of Indonesia	3.850%	10/15/30	5,050	4,523
	Republic of Indonesia	1.850%	3/12/31	3,650	2,782
	Republic of Indonesia	2.150%	7/28/31	3,925	3,061
	Republic of Indonesia	3.550%	3/31/32	3,600	3,087
	Republic of Indonesia	4.650%	9/20/32	4,000	3,693
	Republic of Indonesia	8.500%	10/12/35	4,900	5,765
	Republic of Indonesia	6.625%	2/17/37	4,487	4,642
	Republic of Indonesia	7.750%	1/17/38	6,150	6,832
	Republic of Indonesia	5.250%	1/17/42	7,025	6,375
	Republic of Indonesia	4.625%	4/15/43	4,560	3,834
	Republic of Indonesia	6.750%	1/15/44	6,205	6,416
	Republic of Indonesia	5.125%	1/15/45	6,201	5,449
	Republic of Indonesia	5.950%	1/8/46	3,866	3,743
	Republic of Indonesia	5.250%	1/8/47	4,650	4,162
	Republic of Indonesia	4.750%	7/18/47	3,000	2,502
	Republic of Indonesia	4.350%	1/11/48	5,850	4,560
	Republic of Indonesia	5.350%	2/11/49	3,173	2,803
	Republic of Indonesia	3.700%	10/30/49	3,100	2,172
	Republic of Indonesia	3.500%	2/14/50	2,500	1,691
	Republic of Indonesia	4.200%	10/15/50	5,250	3,952
	Republic of Indonesia	3.050%	3/12/51	6,300	4,020
	Republic of Indonesia	4.300%	3/31/52	2,600	1,979
	Republic of Indonesia	5.450%	9/20/52	1,500	1,351
	Republic of Indonesia	3.200%	9/23/61	1,900	1,168
	Republic of Indonesia	4.450%	4/15/70	3,200	2,397
	Republic of Indonesia	3.350%	3/12/71	2,425	1,458
					194,234
Iraq (0.2%)
[3]	Republic of Iraq	5.800%	1/15/28	5,806	4,952
Ivory Coast (0.2%)
[3]	Ivory Coast	6.375%	3/3/28	2,350	2,141
[3]	Ivory Coast	6.125%	6/15/33	4,100	3,210
					5,351
Jamaica (0.5%)
[3]	Jamaica	6.750%	4/28/28	4,600	4,837
[3]	Jamaica	8.000%	3/15/39	3,850	4,270
	Jamaica	7.875%	7/28/45	5,800	6,209
					15,316
Jordan (0.5%)
	Kingdom of Jordan	4.950%	7/7/25	1,600	1,497
	Kingdom of Jordan	6.125%	1/29/26	3,500	3,355
	Kingdom of Jordan	5.750%	1/31/27	3,200	2,948
15

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	Kingdom of Jordan	7.750%	1/15/28	1,625	1,580
	Kingdom of Jordan	7.750%	1/15/28	200	194
[2]	Kingdom of Jordan	5.850%	7/7/30	300	249
	Kingdom of Jordan	5.850%	7/7/30	3,411	2,830
	Kingdom of Jordan	7.375%	10/10/47	3,250	2,441
					15,094
Kazakhstan (0.7%)
	Republic of Kazakhstan	3.875%	10/14/24	4,470	4,433
	Republic of Kazakhstan	5.125%	7/21/25	7,850	8,027
	Republic of Kazakhstan	4.875%	10/14/44	2,950	2,248
	Republic of Kazakhstan	4.875%	10/14/44	200	152
	Republic of Kazakhstan	6.500%	7/21/45	4,630	4,104
					18,964
Kenya (0.6%)
	Republic of Kenya	6.875%	6/24/24	6,025	5,277
	Republic of Kenya	7.000%	5/22/27	2,875	2,295
	Republic of Kenya	7.250%	2/28/28	3,300	2,508
	Republic of Kenya	8.000%	5/22/32	4,000	2,814
[2]	Republic of Kenya	6.300%	1/23/34	1,800	1,146
	Republic of Kenya	6.300%	1/23/34	1,350	863
	Republic of Kenya	8.250%	2/28/48	3,025	1,944
					16,847
Kuwait (0.5%)
	Kuwait	3.500%	3/20/27	13,825	13,195
Lebanon (0.1%)
[5]	Lebanon Republic	6.650%	4/22/24	1,860	116
[5]	Lebanon Republic	6.200%	2/26/25	3,498	215
[5]	Lebanon Republic	6.600%	11/27/26	6,295	385
[5]	Lebanon Republic	6.850%	3/23/27	5,380	332
[5]	Lebanon Republic	6.750%	11/29/27	4,009	250
[5]	Lebanon Republic	6.650%	11/3/28	3,000	184
[5]	Lebanon Republic	6.850%	5/25/29	3,300	198
[5]	Lebanon Republic	6.650%	2/26/30	4,520	279
[5]	Lebanon Republic	7.000%	3/23/32	3,895	242
[5]	Lebanon Republic	7.250%	3/23/37	2,905	184
					2,385
Malaysia (0.4%)
	Malaysia Sovereign Sukuk Bhd.	3.043%	4/22/25	2,850	2,740
[2]	Malaysia Sovereign Sukuk Bhd.	2.070%	4/28/31	1,250	1,030
	Malaysia Sovereign Sukuk Bhd.	4.236%	4/22/45	2,025	1,791
[2]	Malaysia Sovereign Sukuk Bhd.	3.075%	4/28/51	700	488
	Malaysia Sukuk Global Bhd.	3.179%	4/27/26	3,000	2,872
	Malaysia Sukuk Global Bhd.	4.080%	4/27/46	1,800	1,547
	Malaysia Wakala Sukuk Bhd.	2.070%	4/28/31	925	762
	Malaysia Wakala Sukuk Bhd.	3.075%	4/28/51	500	350
					11,580
Maldives (0.0%)
[2]	Maldives Sukuk Issuance Ltd.	9.875%	4/8/26	1,365	1,031
	Maldives Sukuk Issuance Ltd.	9.875%	4/8/26	200	151
					1,182
Mexico (5.6%)
	United Mexican States	3.900%	4/27/25	2,450	2,404
	United Mexican States	4.125%	1/21/26	6,162	5,944
16

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	United Mexican States	4.150%	3/28/27	7,270	6,947
	United Mexican States	3.750%	1/11/28	5,875	5,388
	United Mexican States	4.500%	4/22/29	9,636	8,971
	United Mexican States	3.250%	4/16/30	7,125	6,006
	United Mexican States	2.659%	5/24/31	10,707	8,320
	United Mexican States	8.300%	8/15/31	3,650	4,095
	United Mexican States	4.750%	4/27/32	7,290	6,614
	United Mexican States	7.500%	4/8/33	2,500	2,709
	United Mexican States	4.875%	5/19/33	7,075	6,251
	United Mexican States	3.500%	2/12/34	9,047	6,940
	United Mexican States	6.750%	9/27/34	5,479	5,509
	United Mexican States	6.050%	1/11/40	8,599	7,951
	United Mexican States	4.280%	8/14/41	10,720	7,805
	United Mexican States	4.750%	3/8/44	11,556	8,800
	United Mexican States	5.550%	1/21/45	8,559	7,278
	United Mexican States	4.600%	1/23/46	7,350	5,383
	United Mexican States	4.350%	1/15/47	4,576	3,210
	United Mexican States	4.600%	2/10/48	6,298	4,554
	United Mexican States	4.500%	1/31/50	6,999	4,990
	United Mexican States	5.000%	4/27/51	7,675	5,843
	United Mexican States	4.400%	2/12/52	12,775	8,764
	United Mexican States	3.771%	5/24/61	9,850	5,760
	United Mexican States	3.750%	4/19/71	5,850	3,358
	United Mexican States	5.750%	10/12/10	8,330	6,360
					156,154
Mongolia (0.2%)
	Mongolia	8.750%	3/9/24	1,900	1,785
[2]	Mongolia	5.125%	4/7/26	848	650
	Mongolia	5.125%	4/7/26	1,000	773
[2]	Mongolia	3.500%	7/7/27	900	613
	Mongolia	3.500%	7/7/27	600	412
[2]	Mongolia	4.450%	7/7/31	1,100	723
	Mongolia	4.450%	7/7/31	400	263
					5,219
Morocco (0.3%)
	Kingdom of Morocco	2.375%	12/15/27	2,400	1,978
	Kingdom of Morocco	3.000%	12/15/32	3,100	2,246
	Kingdom of Morocco	5.500%	12/11/42	2,465	1,859
[2]	Kingdom of Morocco	4.000%	12/15/50	1,850	1,096
	Kingdom of Morocco	4.000%	12/15/50	1,825	1,079
					8,258
Mozambique (0.1%)
[4]	Republic of Mozambique, 9.000% coupon rate effective 9/15/23	5.000%	9/15/31	2,800	1,904
Namibia (0.1%)
	Republic of Namibia	5.250%	10/29/25	2,300	2,064
Nigeria (1.1%)
	Republic of Nigeria	7.625%	11/21/25	3,500	3,014
	Republic of Nigeria	6.500%	11/28/27	4,800	3,407
[2]	Republic of Nigeria	6.125%	9/28/28	3,000	1,974
	Republic of Nigeria	6.125%	9/28/28	800	527
[2]	Republic of Nigeria	8.375%	3/24/29	2,750	1,982
	Republic of Nigeria	8.375%	3/24/29	1,452	1,052
17

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Nigeria	7.143%	2/23/30	4,200	2,749
	Republic of Nigeria	8.747%	1/21/31	3,150	2,221
	Republic of Nigeria	7.875%	2/16/32	4,550	2,939
[2]	Republic of Nigeria	7.375%	9/28/33	2,400	1,447
	Republic of Nigeria	7.375%	9/28/33	2,300	1,392
	Republic of Nigeria	7.696%	2/23/38	3,767	2,213
	Republic of Nigeria	7.625%	11/28/47	4,600	2,613
	Republic of Nigeria	9.248%	1/21/49	2,300	1,479
[2]	Republic of Nigeria	8.250%	9/28/51	2,950	1,701
	Republic of Nigeria	8.250%	9/28/51	1,000	580
					31,290
Oman (2.7%)
	Oman Sovereign Sukuk Co.	4.397%	6/1/24	6,375	6,248
	Oman Sovereign Sukuk Co.	5.932%	10/31/25	4,656	4,708
[2]	Oman Sovereign Sukuk Co.	4.875%	6/15/30	4,100	3,908
	Oman Sovereign Sukuk Co.	4.875%	6/15/30	1,351	1,291
	Sultanate of Oman	4.875%	2/1/25	3,644	3,545
	Sultanate of Oman	4.750%	6/15/26	7,500	7,108
	Sultanate of Oman	5.375%	3/8/27	5,900	5,638
	Sultanate of Oman	6.750%	10/28/27	4,340	4,360
	Sultanate of Oman	5.625%	1/17/28	7,650	7,310
	Sultanate of Oman	6.000%	8/1/29	6,972	6,633
	Sultanate of Oman	6.250%	1/25/31	5,300	5,073
	Sultanate of Oman	7.375%	10/28/32	3,137	3,211
	Sultanate of Oman	6.500%	3/8/47	6,115	5,047
	Sultanate of Oman	6.750%	1/17/48	8,750	7,326
[2]	Sultanate of Oman	7.000%	1/25/51	1,150	983
	Sultanate of Oman	7.000%	1/25/51	2,100	1,795
					74,184
Pakistan (0.3%)
	Islamic Republic of Pakistan	8.250%	4/15/24	3,000	1,280
	Islamic Republic of Pakistan	8.250%	9/30/25	1,650	594
	Islamic Republic of Pakistan	6.000%	4/8/26	4,050	1,328
	Islamic Republic of Pakistan	6.875%	12/5/27	4,900	1,560
	Islamic Republic of Pakistan	7.375%	4/8/31	4,400	1,375
	Islamic Republic of Pakistan	8.875%	4/8/51	2,770	843
	Pakistan Global Sukuk Programme Co. Ltd.	7.950%	1/31/29	3,000	1,591
					8,571
Panama (2.2%)
	Republic of Panama	4.000%	9/22/24	2,800	2,717
	Republic of Panama	3.750%	3/16/25	3,859	3,697
	Republic of Panama	7.125%	1/29/26	2,925	3,064
	Republic of Panama	8.875%	9/30/27	3,150	3,582
	Republic of Panama	3.875%	3/17/28	1,433	1,303
	Republic of Panama	9.375%	4/1/29	3,050	3,525
	Republic of Panama	3.160%	1/23/30	6,600	5,385
	Republic of Panama	2.252%	9/29/32	7,900	5,504
	Republic of Panama	3.298%	1/19/33	3,050	2,341
[3]	Republic of Panama	6.700%	1/26/36	6,000	5,870
[3]	Republic of Panama	4.500%	5/15/47	3,700	2,577
[3]	Republic of Panama	4.500%	4/16/50	7,900	5,397
[3]	Republic of Panama	4.300%	4/29/53	5,650	3,691
	Republic of Panama	4.500%	4/1/56	7,875	5,185
[3]	Republic of Panama	3.870%	7/23/60	8,950	5,177
18

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Panama	4.500%	1/19/63	5,100	3,247
					62,262
Papua New Guinea (0.0%)
	Papua New Guinea	8.375%	10/4/28	1,600	1,264
Paraguay (0.6%)
	Republic of Paraguay	5.000%	4/15/26	1,700	1,662
	Republic of Paraguay	4.700%	3/27/27	1,600	1,530
[3]	Republic of Paraguay	4.950%	4/28/31	3,000	2,747
[2]	Republic of Paraguay	2.739%	1/29/33	608	452
	Republic of Paraguay	2.739%	1/29/33	1,400	1,020
[2]	Republic of Paraguay	3.849%	6/28/33	400	325
	Republic of Paraguay	3.849%	6/28/33	1,100	894
	Republic of Paraguay	6.100%	8/11/44	3,400	2,935
	Republic of Paraguay	5.600%	3/13/48	1,650	1,280
[3]	Republic of Paraguay	5.400%	3/30/50	3,550	2,720
					15,565
Peru (2.2%)
	Republic of Peru	7.350%	7/21/25	4,709	4,902
	Republic of Peru	2.392%	1/23/26	3,100	2,801
	Republic of Peru	4.125%	8/25/27	3,447	3,245
	Republic of Peru	2.783%	1/23/31	13,200	10,438
	Republic of Peru	1.862%	12/1/32	4,300	2,985
	Republic of Peru	8.750%	11/21/33	6,500	7,711
	Republic of Peru	3.000%	1/15/34	7,850	5,870
[3]	Republic of Peru	6.550%	3/14/37	3,646	3,651
	Republic of Peru	3.300%	3/11/41	4,125	2,790
	Republic of Peru	5.625%	11/18/50	7,558	6,941
	Republic of Peru	3.550%	3/10/51	5,475	3,602
	Republic of Peru	2.780%	12/1/60	6,325	3,362
	Republic of Peru	3.600%	1/15/72	3,000	1,773
	Republic of Peru	3.230%	7/28/21	3,027	1,609
					61,680
Philippines (3.4%)
	Republic of Philippines	4.200%	1/21/24	4,314	4,240
	Republic of Philippines	10.625%	3/16/25	4,300	4,805
	Republic of Philippines	5.500%	3/30/26	3,500	3,528
	Republic of Philippines	3.229%	3/29/27	1,900	1,752
	Republic of Philippines	5.170%	10/13/27	1,100	1,096
	Republic of Philippines	3.000%	2/1/28	6,450	5,827
	Republic of Philippines	3.750%	1/14/29	5,150	4,744
	Republic of Philippines	9.500%	2/2/30	6,035	7,259
	Republic of Philippines	2.457%	5/5/30	3,525	2,909
	Republic of Philippines	7.750%	1/14/31	5,300	5,986
	Republic of Philippines	1.648%	6/10/31	4,075	3,049
	Republic of Philippines	1.950%	1/6/32	2,500	1,898
	Republic of Philippines	6.375%	1/15/32	3,300	3,415
	Republic of Philippines	3.556%	9/29/32	2,400	2,060
	Republic of Philippines	5.609%	4/13/33	2,400	2,396
	Republic of Philippines	6.375%	10/23/34	5,935	6,122
	Republic of Philippines	5.000%	1/13/37	4,205	3,840
	Republic of Philippines	3.950%	1/20/40	6,200	4,766
	Republic of Philippines	3.700%	3/1/41	6,000	4,476
	Republic of Philippines	3.700%	2/2/42	6,270	4,681
	Republic of Philippines	2.950%	5/5/45	4,100	2,656
19

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Republic of Philippines	2.650%	12/10/45	4,700	2,858
	Republic of Philippines	3.200%	7/6/46	7,275	4,770
	Republic of Philippines	4.200%	3/29/47	3,150	2,460
	Republic of Philippines	5.950%	10/13/47	2,300	2,249
					93,842
Poland (0.4%)
[6]	Republic of Poland	4.000%	1/22/24	6,100	6,011
	Republic of Poland	3.250%	4/6/26	5,575	5,235
					11,246
Qatar (4.2%)
	State of Qatar	3.375%	3/14/24	6,189	6,074
	State of Qatar	3.400%	4/16/25	6,392	6,173
	State of Qatar	3.250%	6/2/26	10,750	10,161
	State of Qatar	4.500%	4/23/28	9,450	9,201
	State of Qatar	4.000%	3/14/29	12,725	12,063
	State of Qatar	3.750%	4/16/30	9,715	9,042
[2]	State of Qatar	9.750%	6/15/30	4,193	5,411
[2]	State of Qatar	6.400%	1/20/40	2,670	2,914
[2]	State of Qatar	5.750%	1/20/42	3,600	3,680
	State of Qatar	4.625%	6/2/46	6,375	5,621
	State of Qatar	5.103%	4/23/48	18,600	17,233
	State of Qatar	4.817%	3/14/49	18,725	16,608
	State of Qatar	4.400%	4/16/50	15,900	13,398
					117,579
Romania (0.9%)
	Romania	4.875%	1/22/24	2,870	2,848
[2]	Romania	3.000%	2/27/27	3,450	2,960
	Romania	3.000%	2/27/27	326	280
[2]	Romania	5.250%	11/25/27	3,340	3,062
	Romania	5.250%	11/25/27	200	184
[2]	Romania	3.000%	2/14/31	1,000	740
	Romania	3.000%	2/14/31	3,276	2,422
[2]	Romania	3.625%	3/27/32	3,350	2,469
[2]	Romania	6.000%	5/25/34	1,550	1,312
	Romania	6.000%	5/25/34	850	720
	Romania	6.125%	1/22/44	3,700	2,962
	Romania	5.125%	6/15/48	4,128	2,882
[2]	Romania	4.000%	2/14/51	1,576	923
	Romania	4.000%	2/14/51	4,294	2,522
					26,286
Rwanda (0.1%)
[2]	Republic of Rwanda	5.500%	8/9/31	1,700	1,267
	Republic of Rwanda	5.500%	8/9/31	200	149
					1,416
Saudi Arabia (7.2%)
	Kingdom of Saudi Arabia	4.000%	4/17/25	13,050	12,738
	Kingdom of Saudi Arabia	2.900%	10/22/25	7,900	7,450
	Kingdom of Saudi Arabia	3.250%	10/26/26	16,750	15,743
	Kingdom of Saudi Arabia	2.500%	2/3/27	4,000	3,622
	Kingdom of Saudi Arabia	3.625%	3/4/28	15,832	14,742
	Kingdom of Saudi Arabia	4.375%	4/16/29	12,500	11,949
	Kingdom of Saudi Arabia	4.500%	4/17/30	9,450	9,020
	Kingdom of Saudi Arabia	3.250%	10/22/30	4,719	4,123
	Kingdom of Saudi Arabia	2.750%	2/3/32	3,300	2,726
20

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
	Kingdom of Saudi Arabia	5.500%	10/25/32	7,300	7,402
	Kingdom of Saudi Arabia	2.250%	2/2/33	8,800	6,754
	Kingdom of Saudi Arabia	4.500%	10/26/46	20,225	16,135
	Kingdom of Saudi Arabia	4.625%	10/4/47	13,893	11,168
	Kingdom of Saudi Arabia	5.000%	4/17/49	11,700	9,978
	Kingdom of Saudi Arabia	5.250%	1/16/50	10,542	9,346
	Kingdom of Saudi Arabia	3.250%	11/17/51	3,625	2,337
	Kingdom of Saudi Arabia	3.750%	1/21/55	9,073	6,341
	Kingdom of Saudi Arabia	4.500%	4/22/60	9,400	7,385
	Kingdom of Saudi Arabia	3.450%	2/2/61	7,150	4,592
	KSA Sukuk Ltd.	3.628%	4/20/27	13,675	12,917
	KSA Sukuk Ltd.	5.268%	10/25/28	7,400	7,448
	KSA Sukuk Ltd.	4.303%	1/19/29	6,500	6,229
	KSA Sukuk Ltd.	2.969%	10/29/29	7,745	6,775
	KSA Sukuk Ltd.	2.250%	5/17/31	6,225	5,034
					201,954
Senegal (0.2%)
[3]	Republic of Senegal	6.250%	5/23/33	3,300	2,478
[3]	Republic of Senegal	6.750%	3/13/48	3,200	2,033
					4,511
Serbia (0.1%)
	Republic of Serbia	2.125%	12/1/30	3,250	2,253
South Africa (2.0%)
	Republic of South Africa	4.665%	1/17/24	4,700	4,625
	Republic of South Africa	5.875%	9/16/25	6,100	6,047
	Republic of South Africa	4.875%	4/14/26	3,850	3,623
	Republic of South Africa	4.850%	9/27/27	3,000	2,723
	Republic of South Africa	4.300%	10/12/28	3,600	3,076
	Republic of South Africa	4.850%	9/30/29	9,860	8,371
	Republic of South Africa	5.875%	6/22/30	4,300	3,821
	Republic of South Africa	5.875%	4/20/32	4,300	3,683
	Republic of South Africa	6.250%	3/8/41	2,400	1,828
	Republic of South Africa	5.375%	7/24/44	3,150	2,106
	Republic of South Africa	5.000%	10/12/46	3,150	1,986
	Republic of South Africa	5.650%	9/27/47	4,875	3,257
	Republic of South Africa	6.300%	6/22/48	200	145
	Republic of South Africa	5.750%	9/30/49	11,050	7,354
	Republic of South Africa	7.300%	4/20/52	4,950	3,878
					56,523
Sri Lanka (0.3%)
[5]	Republic of Sri Lanka	6.850%	3/14/24	3,150	733
[5]	Republic of Sri Lanka	6.350%	6/28/24	1,600	372
[5]	Republic of Sri Lanka	6.125%	6/3/25	1,950	468
[5]	Republic of Sri Lanka	6.850%	11/3/25	4,600	1,077
[5]	Republic of Sri Lanka	6.825%	7/18/26	3,250	735
[5]	Republic of Sri Lanka	6.200%	5/11/27	4,800	1,103
[5]	Republic of Sri Lanka	6.750%	4/18/28	4,050	929
[5]	Republic of Sri Lanka	7.850%	3/14/29	4,275	946
[5]	Republic of Sri Lanka	7.550%	3/28/30	4,775	1,092
					7,455
Suriname (0.0%)
[5]	Republic of Suriname	9.250%	10/26/26	1,700	1,371
21

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Tajikistan (0.0%)
[3]	Republic of Tajikistan	7.125%	9/14/27	1,375	880
Trinidad & Tobago (0.2%)
	Republic of Trinidad & Tobago	4.375%	1/16/24	1,300	1,282
[2]	Republic of Trinidad & Tobago	4.375%	1/16/24	200	196
	Republic of Trinidad & Tobago	4.500%	8/4/26	3,200	3,094
[2]	Republic of Trinidad & Tobago	4.500%	6/26/30	650	592
	Republic of Trinidad & Tobago	4.500%	6/26/30	1,000	910
					6,074
Tunisia (0.1%)
	Tunisian Republic	5.750%	1/30/25	3,125	1,950
Turkey (7.0%)
	Hazine Mustesarligi Varlik Kiralama A/S	4.489%	11/25/24	2,878	2,665
	Hazine Mustesarligi Varlik Kiralama A/S	9.758%	11/13/25	14,100	14,257
	Hazine Mustesarligi Varlik Kiralama A/S	5.125%	6/22/26	350	311
[2]	Hazine Mustesarligi Varlik Kiralama A/S	7.250%	2/24/27	8,600	7,969
	Hazine Mustesarligi Varlik Kiralama A/S	7.250%	2/24/27	900	836
	Republic of Turkey	7.250%	12/23/23	6,250	6,306
	Republic of Turkey	5.750%	3/22/24	7,700	7,578
	Republic of Turkey	6.350%	8/10/24	7,200	7,040
	Republic of Turkey	5.600%	11/14/24	8,100	7,740
	Republic of Turkey	7.375%	2/5/25	10,250	10,069
	Republic of Turkey	4.250%	3/13/25	6,300	5,707
	Republic of Turkey	6.375%	10/14/25	7,958	7,385
	Republic of Turkey	4.750%	1/26/26	7,200	6,305
	Republic of Turkey	4.250%	4/14/26	200	171
	Republic of Turkey	4.875%	10/9/26	11,774	10,029
	Republic of Turkey	6.000%	3/25/27	13,367	11,644
	Republic of Turkey	8.600%	9/24/27	3,750	3,612
	Republic of Turkey	5.125%	2/17/28	6,050	4,884
	Republic of Turkey	6.125%	10/24/28	8,808	7,336
	Republic of Turkey	7.625%	4/26/29	9,300	8,201
	Republic of Turkey	11.875%	1/15/30	4,680	5,151
	Republic of Turkey	5.250%	3/13/30	6,248	4,665
	Republic of Turkey	5.950%	1/15/31	7,050	5,409
	Republic of Turkey	5.875%	6/26/31	5,550	4,180
	Republic of Turkey	6.500%	9/20/33	4,700	3,543
	Republic of Turkey	8.000%	2/14/34	4,621	4,064
	Republic of Turkey	6.875%	3/17/36	8,750	6,573
	Republic of Turkey	7.250%	3/5/38	3,175	2,502
	Republic of Turkey	6.750%	5/30/40	6,400	4,594
	Republic of Turkey	6.000%	1/14/41	9,265	5,972
	Republic of Turkey	4.875%	4/16/43	9,200	5,396
	Republic of Turkey	6.625%	2/17/45	9,550	6,493
	Republic of Turkey	5.750%	5/11/47	11,275	6,954
					195,541
Ukraine (0.3%)
[5]	Ukraine	7.750%	9/1/25	7,700	1,562
[5]	Ukraine	8.994%	2/1/26	2,350	398
[5]	Ukraine	7.750%	9/1/26	4,200	715
[5]	Ukraine	7.750%	9/1/27	4,130	696
[5]	Ukraine	7.750%	9/1/28	4,275	759
[5]	Ukraine	7.750%	9/1/29	4,200	741
[5]	Ukraine	9.750%	11/1/30	5,075	936
22

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2,5]	Ukraine	6.876%	5/21/31	650	99
[5]	Ukraine	6.876%	5/21/31	4,590	680
[3,5]	Ukraine	7.375%	9/25/34	9,450	1,484
[2,5]	Ukraine	7.253%	3/15/35	1,800	287
[5]	Ukraine	7.253%	3/15/35	6,300	991
					9,348
United Arab Emirates (5.6%)
	Dubai DOF Sukuk Ltd.	5.000%	4/30/29	5,030	5,069
[7]	Dubai DOF Sukuk Ltd.	2.763%	9/9/30	4,500	3,871
	Emirate of Abu Dhabi	2.125%	9/30/24	9,050	8,633
	Emirate of Abu Dhabi	2.500%	4/16/25	9,700	9,240
	Emirate of Abu Dhabi	3.125%	5/3/26	8,322	7,890
	Emirate of Abu Dhabi	3.125%	10/11/27	13,950	13,001
	Emirate of Abu Dhabi	1.625%	6/2/28	5,046	4,283
	Emirate of Abu Dhabi	2.500%	9/30/29	9,500	8,248
	Emirate of Abu Dhabi	3.125%	4/16/30	9,575	8,598
	Emirate of Abu Dhabi	1.700%	3/2/31	4,850	3,821
	Emirate of Abu Dhabi	1.875%	9/15/31	5,700	4,501
[2]	Emirate of Abu Dhabi	2.000%	10/19/31	2,700	2,146
	Emirate of Abu Dhabi	2.000%	10/19/31	475	377
	Emirate of Abu Dhabi	4.050%	7/7/32	5,600	5,205
[2]	Emirate of Abu Dhabi	2.875%	10/19/41	1,850	1,306
	Emirate of Abu Dhabi	2.875%	10/19/41	1,100	776
	Emirate of Abu Dhabi	4.125%	10/11/47	9,350	7,554
	Emirate of Abu Dhabi	3.125%	9/30/49	12,600	8,490
	Emirate of Abu Dhabi	3.875%	4/16/50	12,450	9,574
	Emirate of Abu Dhabi	3.000%	9/15/51	4,050	2,622
[8]	Emirate of Abu Dhabi	4.951%	7/7/52	3,850	3,503
	Emirate of Abu Dhabi	3.250%	10/19/61	6,300	4,153
	Emirate of Abu Dhabi	2.700%	9/2/70	4,800	2,706
	Emirate of Dubai	5.250%	1/30/43	3,500	2,941
	Emirate of Dubai	3.900%	9/9/50	3,842	2,521
	Finance Department Government of Sharjah	3.625%	3/10/33	2,400	1,803
	Finance Department Government of Sharjah	4.000%	7/28/50	3,148	1,825
	Finance Department Government of Sharjah	4.375%	3/10/51	1,600	950
	RAK Capital	3.094%	3/31/25	3,133	2,990
	Sharjah Sukuk Ltd.	3.764%	9/17/24	1,910	1,828
	Sharjah Sukuk Program Ltd.	3.854%	4/3/26	3,470	3,150
	Sharjah Sukuk Program Ltd.	2.942%	6/10/27	3,190	2,732
	Sharjah Sukuk Program Ltd.	4.226%	3/14/28	4,100	3,620
	Sharjah Sukuk Program Ltd.	3.234%	10/23/29	3,039	2,483
	Sharjah Sukuk Program Ltd.	3.886%	4/4/30	2,300	1,936
	Sharjah Sukuk Program Ltd.	3.200%	7/13/31	2,250	1,767
					156,113
Uruguay (1.5%)
[3]	Oriental Republic of Uruguay	4.375%	10/27/27	4,566	4,521
[3]	Oriental Republic of Uruguay	4.375%	1/23/31	7,774	7,422
[3]	Oriental Republic of Uruguay	7.875%	1/15/33	2,600	3,073
	Oriental Republic of Uruguay	5.750%	10/28/34	2,653	2,704
[3]	Oriental Republic of Uruguay	7.625%	3/21/36	3,165	3,746
[3]	Oriental Republic of Uruguay	4.125%	11/20/45	2,120	1,794
[3]	Oriental Republic of Uruguay	5.100%	6/18/50	12,517	11,274
[3]	Oriental Republic of Uruguay	4.975%	4/20/55	8,209	7,163
					41,697
23

Emerging Markets Government Bond Index Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
Uzbekistan (0.2%)
	Republic of Uzbekistan	4.750%	2/20/24	1,645	1,570
	Republic of Uzbekistan	5.375%	2/20/29	1,675	1,411
	Republic of Uzbekistan	3.700%	11/25/30	2,300	1,663
[2]	Republic of Uzbekistan	3.900%	10/19/31	950	674
	Republic of Uzbekistan	3.900%	10/19/31	400	286
					5,604
Vietnam (0.1%)
	Socialist Republic of Vietnam	4.800%	11/19/24	3,100	2,989
Zambia (0.1%)
[5]	Republic of Zambia	8.500%	4/14/24	3,130	1,264
[5]	Republic of Zambia	8.970%	7/30/27	4,025	1,612
					2,876
Total Sovereign Bonds (Cost $3,083,643)					2,342,173
				Shares
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[9]	Vanguard Market Liquidity Fund (Cost $18,333)	3.117%		183,377	18,334
Total Investments (98.8%) (Cost $3,608,938)					2,759,621
Other Assets and Liabilities—Net (1.2%)					32,241
Net Assets (100.0%)					2,791,862
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Guaranteed by the Republic of Azerbaijan.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the aggregate value was $144,840,000, representing 5.2% of net assets.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Step bond.
5	Non-income-producing security—security in default.
6	Securities with a value of $169,000 have been segregated as initial margin for open futures contracts.
7	Guaranteed by the Kingdom of United Arab Emirates.
8	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2022.
9	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GMTN—Global Medium Term Note.
24

Emerging Markets Government Bond Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	December 2022	29	3,091	(3)
Ultra 10-Year U.S. Treasury Note	December 2022	11	1,276	(4)
				(7)
Short Futures Contracts
Ultra Long U.S. Treasury Bond	December 2022	(16)	(2,043)	163
				156

See accompanying Notes, which are an integral part of the Financial Statements.
25

Emerging Markets Government Bond Index Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $3,590,605)	2,741,287
Affiliated Issuers (Cost $18,333)	18,334
Total Investments in Securities	2,759,621
Investment in Vanguard	112
Receivables for Investment Securities Sold	31,090
Receivables for Accrued Income	38,147
Receivables for Capital Shares Issued	184
Variation Margin Receivable—Futures Contracts	27
Total Assets	2,829,181
Liabilities
Due to Custodian	129
Payables for Investment Securities Purchased	36,673
Payables for Capital Shares Redeemed	130
Payables for Distributions	147
Payables to Vanguard	240
Total Liabilities	37,319
Net Assets	2,791,862
At October 31, 2022, net assets consisted of:

Paid-in Capital	3,851,192
Total Distributable Earnings (Loss)	(1,059,330)
Net Assets	2,791,862

ETF Shares—Net Assets
Applicable to 44,870,036 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	2,582,451
Net Asset Value Per Share—ETF Shares	$57.55

Admiral Shares—Net Assets
Applicable to 10,802,759 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	155,788
Net Asset Value Per Share—Admiral Shares	$14.42

Institutional Shares—Net Assets
Applicable to 2,318,215 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	53,623
Net Asset Value Per Share—Institutional Shares	$23.13

See accompanying Notes, which are an integral part of the Financial Statements.
26

Emerging Markets Government Bond Index Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Interest[1]	153,771
Total Income	153,771
Expenses
The Vanguard Group—Note B
Investment Advisory Services	57
Management and Administrative—ETF Shares	5,320
Management and Administrative—Admiral Shares	353
Management and Administrative—Institutional Shares	68
Marketing and Distribution—ETF Shares	157
Marketing and Distribution—Admiral Shares	9
Marketing and Distribution—Institutional Shares	2
Custodian Fees	55
Auditing Fees	44
Shareholders’ Reports—ETF Shares	133
Shareholders’ Reports—Admiral Shares	10
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Other Expenses	36
Total Expenses	6,245
Expenses Paid Indirectly	(1)
Net Expenses	6,244
Net Investment Income	147,527
Realized Net Gain (Loss)
Investment Securities Sold[1,2]	(163,124)
Futures Contracts	(149)
Realized Net Gain (Loss)	(163,273)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(799,089)
Futures Contracts	175
Change in Unrealized Appreciation (Depreciation)	(798,914)
Net Increase (Decrease) in Net Assets Resulting from Operations	(814,660)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $116,000, $2,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
2	Includes ($18,872,000) of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
27

Emerging Markets Government Bond Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	147,527	122,751
Realized Net Gain (Loss)	(163,273)	27,409
Change in Unrealized Appreciation (Depreciation)	(798,914)	(70,850)
Net Increase (Decrease) in Net Assets Resulting from Operations	(814,660)	79,310
Distributions
ETF Shares	(135,745)	(106,958)
Admiral Shares	(9,185)	(9,798)
Institutional Shares	(2,162)	(1,721)
Total Distributions	(147,092)	(118,477)
Capital Share Transactions
ETF Shares	446,745	1,209,882
Admiral Shares	(26,860)	(1,061)
Institutional Shares	22,957	2,461
Net Increase (Decrease) from Capital Share Transactions	442,842	1,211,282
Total Increase (Decrease)	(518,910)	1,172,115
Net Assets
Beginning of Period	3,310,772	2,138,657
End of Period	2,791,862	3,310,772

See accompanying Notes, which are an integral part of the Financial Statements.
28

Emerging Markets Government Bond Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$78.02	$78.01	$80.38	$74.27	$80.73
Investment Operations
Net Investment Income[1]	3.170	3.190	3.551	3.738	3.411
Net Realized and Unrealized Gain (Loss) on Investments[2]	(20.455)	(.036)	(2.322)	6.044	(6.445)
Total from Investment Operations	(17.285)	3.154	1.229	9.782	(3.034)
Distributions
Dividends from Net Investment Income	(3.185)	(3.144)	(3.599)	(3.672)	(3.426)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.185)	(3.144)	(3.599)	(3.672)	(3.426)
Net Asset Value, End of Period	$57.55	$78.02	$78.01	$80.38	$74.27
Total Return	-22.68%	4.06%	1.65%	13.47%	-3.84%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,582	$3,024	$1,853	$1,538	$1,033
Ratio of Total Expenses to Average Net Assets	0.20%[3]	0.20%	0.25%	0.25%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.73%	4.02%	4.55%	4.79%	4.42%
Portfolio Turnover Rate[4]	17%	16%	21%	48%	25%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $0.02, $.00, $.00, $.00, and $.04.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
29

Emerging Markets Government Bond Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.58	$19.58	$20.16	$18.63	$20.24
Investment Operations
Net Investment Income[1]	.798	.806	.897	.939	.858
Net Realized and Unrealized Gain (Loss) on Investments[2]	(5.149)	(.015)	(.586)	1.521	(1.613)
Total from Investment Operations	(4.351)	.791	.311	2.460	(.755)
Distributions
Dividends from Net Investment Income	(.809)	(.791)	(.891)	(.930)	(.855)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.809)	(.791)	(.891)	(.930)	(.855)
Net Asset Value, End of Period	$14.42	$19.58	$19.58	$20.16	$18.63
Total Return[3]	-22.67%	4.04%	1.66%	13.46%	-3.80%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$156	$242	$243	$273	$256
Ratio of Total Expenses to Average Net Assets	0.20%[4]	0.20%	0.25%	0.25%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.69%	4.03%	4.57%	4.79%	4.42%
Portfolio Turnover Rate[5]	17%	16%	21%	48%	25%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.00, $.00, and $.01.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.20%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
30

Emerging Markets Government Bond Index Fund
Financial Highlights
Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$31.41	$31.40	$32.33	$29.88	$32.47
Investment Operations
Net Investment Income[1]	1.286	1.298	1.443	1.522	1.380
Net Realized and Unrealized Gain (Loss) on Investments[2]	(8.261)	(.014)	(.938)	2.425	(2.596)
Total from Investment Operations	(6.975)	1.284	.505	3.947	(1.216)
Distributions
Dividends from Net Investment Income	(1.305)	(1.274)	(1.435)	(1.497)	(1.374)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.305)	(1.274)	(1.435)	(1.497)	(1.374)
Net Asset Value, End of Period	$23.13	$31.41	$31.40	$32.33	$29.88
Total Return[3]	-22.66%	4.10%	1.68%	13.46%	-3.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$54	$45	$42	$51	$19
Ratio of Total Expenses to Average Net Assets	0.18%[4]	0.18%	0.23%	0.23%	0.29%
Ratio of Net Investment Income to Average Net Assets	4.79%	4.05%	4.59%	4.81%	4.43%
Portfolio Turnover Rate[5]	17%	16%	21%	48%	25%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase fees of $.00, $.00, $.00, $.00, and $0.02.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.18%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
31

Emerging Markets Government Bond Index Fund
Notes to Financial Statements
Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
32

Emerging Markets Government Bond Index Fund
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are
33

Emerging Markets Government Bond Index Fund
accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $112,000, representing less than 0.01% of the fund’s net assets and 0.04% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
34

Emerging Markets Government Bond Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	4,301	—	4,301
Corporate Bonds	—	394,813	—	394,813
Sovereign Bonds	—	2,342,173	—	2,342,173
Temporary Cash Investments	18,334	—	—	18,334
Total	18,334	2,741,287	—	2,759,621
Derivative Financial Instruments
Assets
Futures Contracts[1]	163	—	—	163
Liabilities
Futures Contracts[1]	7	—	—	7
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions and corporate actions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(18,871)
Total Distributable Earnings (Loss)	18,871
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the inclusion of payables for distributions; corporate actions; and the treatment of amortization adjustments from certain fixed
35

Emerging Markets Government Bond Index Fund
income securities. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	13,138
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(258,847)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(813,474)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	147,092	118,477
Long-Term Capital Gains	—	—
Total	147,092	118,477
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	3,573,096
Gross Unrealized Appreciation	2,558
Gross Unrealized Depreciation	(816,032)
Net Unrealized Appreciation (Depreciation)	(813,474)
F.	During the year ended October 31, 2022, the fund purchased $1,133,188,000 of investment securities and sold $697,720,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $96,383,000 and $91,791,000, respectively. Purchases and sales include $709,356,000 and $271,686,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2022, such purchases were $913,000 and sales were $2,092,000, resulting in net realized loss of $91,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
36

Emerging Markets Government Bond Index Fund
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	722,837	10,308	1,758,897	22,006
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(276,092)	(4,200)	(549,015)	(7,000)
Net Increase (Decrease)—ETF Shares	446,745	6,108	1,209,882	15,006
Admiral Shares
Issued[1]	30,869	1,842	37,672	1,880
Issued in Lieu of Cash Distributions	7,464	449	8,085	406
Redeemed	(65,193)	(3,837)	(46,818)	(2,342)
Net Increase (Decrease)—Admiral Shares	(26,860)	(1,546)	(1,061)	(56)
Institutional Shares
Issued[1]	39,706	1,508	5,306	165
Issued in Lieu of Cash Distributions	2,162	83	1,721	54
Redeemed	(18,911)	(700)	(4,566)	(144)
Net Increase (Decrease)—Institutional Shares	22,957	891	2,461	75
1	Includes purchase fees for fiscal 2022 and 2021 of $1,041,000 and $335,000, respectively (fund totals).
H.	Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
37

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Emerging Markets Government Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Government Bond Index Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
December 15, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
38

Tax information (unaudited)
The fund hereby designates $129,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
39

"Bloomberg®" and Bloomberg USD Emerging Markets Government RIC Capped Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (BISL), the administrator of the index (collectively, Bloomberg), and have been licensed for use for certain purposes by The Vanguard Group, Inc. (Vanguard).
The Emerging Markets Government Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Emerging Markets Government Bond Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Emerging Markets Government Bond Index Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg USD Emerging Markets Government RIC Capped Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Emerging Markets Government Bond Index Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Emerging Markets Government Bond Index Fund into consideration in determining, composing or calculating the Bloomberg USD Emerging Markets Government RIC Capped Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Emerging Markets Government Bond Index Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Emerging Markets Government Bond Index Fund customers, in connection with the administration, marketing or trading of the Emerging Markets Government Bond Index Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE EMERGING MARKETS GOVERNMENT BOND INDEX FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS,AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE EMERGING MARKETS GOVERNMENT BOND INDEX FUND OR BLOOMBERG USD EMERGING MARKETS GOVERNMENT RIC CAPPED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
© 2022 Bloomberg.
Used with Permission. Source: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q11200 122022

Annual Report   |   October 31, 2022
Vanguard Global Minimum Volatility Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor's Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, was a volatile, challenging period for financial markets. Vanguard Global Minimum Volatility Fund returned –4.28% for Investor Shares and –4.24% for Admiral Shares, outperforming the –14.57% return of its benchmark.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession.
•	The fund outperformed the benchmark in 10 of the 11 industry sectors; stock selection was strong, primarily within health care, consumer discretionary, and communication services. An underweight to energy stocks detracted from relative performance. By region, positions in North America, which accounts for more than 60% of fund holdings, contributed most.
•	The fund’s average volatility for the 12 months was 26.5% less than that of its benchmark.
•	The fund regularly uses derivatives to hedge portfolio risks. Its holdings in forward foreign currencies and futures helped its performance.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

Advisor’s Report
For the 12 months ended October 31, 2022, Vanguard Global Minimum Volatility Fund returned –4.28% for Investor Shares and –4.24% for Admiral Shares, with an annualized weekly volatility of 13.00%. Its benchmark, the FTSE Global All Cap Index (USD Hedged), returned –14.57%, with annualized weekly volatility of 17.68%. (To determine annualized weekly volatility, we calculate the standard deviation of weekly returns and multiply it by the square root of 52, the number of weeks in a year.)
Investment objective
Our objective is to create a portfolio that has broad equity exposure with less volatility than that of the global equity market. We achieved this over the performance period, with the fund’s weekly volatility averaging 26.5% less than that of its benchmark.
It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than that of the broad global market. Thus, when the broad global equity market is experiencing periods of low volatility, you should expect this fund’s volatility to be much closer to that of its benchmark.
We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not our objective. Although our research leads us to expect that, on average, a minimum volatility fund may hold up better than the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.
We think a reasonable comparative performance measure for the fund over the long term is its risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of monthly returns. Since inception, the risk-adjusted annual return for the fund was 7.1%, compared with the 6.3% risk-adjusted return of the benchmark.
Investment strategy
In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility. These fundamental drivers include risk factors such as growth, value, dividend yield, size, volatility, and liquidity. In addition, our process includes estimates of each stock’s correlation—or how its factors move in relation to one another. This approach allows us to make appropriate risk/diversification trade-offs without relying solely on volatility estimates.
We also consider the effect of currency exposure. We recognize that owning companies in foreign markets involves the risk of movements in exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s

2

home currency will tend to overweight exposures to that currency.
We aim to avoid currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. We use currency forward contracts to hedge the resulting exposure for U.S. investors. We believe that this process can further reduce the overall volatility of the portfolio in the long run.
Finally, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to lower overall volatility.
The benefits of our strategy become even clearer when you remove some of the noise caused by short-term reversals in daily and weekly returns, which can increase volatility levels, and focus on monthly returns. Since inception, the fund has delivered a 22.5% volatility discount relative to its benchmark.
The investment environment
For financial markets, the 12 months were a tough, volatile period. The U.S. Federal Reserve raised interest rates six times during the year (the most recent increase was announced on November 2, right after the end of the fund’s fiscal year) and committed to further hikes until they are deemed “sufficiently restrictive” to quell inflation. Speculative growth and mega-tech stocks deflated as one of history’s longest bull runs limped across its finish line.
Within this environment, there were few safe havens for investors. Both international and domestic markets ended the period in negative territory, as did emerging markets. Ten of the benchmark’s 11 sectors also lost ground. The exception was energy, where prices surged amid high demand and tight supply for oil.
The fund’s successes and shortfalls
Our portfolio is designed to deliver equity-like returns with lower market volatility. The fund delivered on this objective, significantly outpacing the benchmark on a relative basis while offering a significant discount to volatility.
At the sector level, the fund outperformed the benchmark in 10 of the 11 industry classifications. In general, stock selection was strong, primarily within health care, consumer discretionary, and communication services. Overweight positions in health care companies Amgen, Gilead Sciences, and Vertex Pharmaceuticals contributed notably. An underweight allocation to energy stocks, which performed well overall, detracted from relative performance.
As for regional allocations, our positions in North America, which account for more than 60% of the fund’s holdings, contributed most to relative performance. Positions in the Pacific and Europe also helped results. In early 2022, in response to heightened geopolitical tensions, we disposed of and discontinued purchase of
3

all Russian stocks and select Chinese stocks.
We remain convinced in the fund’s ability to deliver a strong risk/return profile over the long term. Despite the challenging environment that we have seen since the pandemic began, the fund has delivered a significant volatility discount to the market.
We expect our approach to portfolio construction to pay off in reduced volatility over the long run, and we will continue to focus patiently on its long-term risk-adjusted returns.
John Ameriks, Ph.D., Principal, Global Head
of the Quantitative Equity Group,
and Portfolio Manager
Vanguard Quantitative Equity Group
November 15, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended October 31, 2022
	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return
Global Minimum Volatility Fund
Investor Shares	$1,000.00	$973.70	$1.04
Admiral™ Shares	1,000.00	974.10	0.70
Based on Hypothetical 5% Yearly Return
Global Minimum Volatility Fund
Investor Shares	$1,000.00	$1,024.15	$1.07
Admiral Shares	1,000.00	1,024.50	0.71
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.21% for Investor Shares and 0.14% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Global Minimum Volatility Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: December 12, 2013, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Since Inception (12/12/2013)	Final Value of a $10,000 Investment
Global Minimum Volatility Fund Investor Shares	-4.28%	4.13%	7.33%	$18,755
FTSE Global All Cap Index (USD Hedged)	-14.57	7.25	8.74	21,052
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (12/12/2013)	Final Value of a $50,000 Investment
Global Minimum Volatility Fund Admiral Shares	-4.24%	4.19%	7.41%	$94,377
FTSE Global All Cap Index (USD Hedged)	-14.57	7.25	8.74	105,260
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Global Minimum Volatility Fund
Fund Allocation
As of October 31, 2022
United States	57.7%
Japan	9.6
Canada	6.3
Australia	4.2
India	3.8
Switzerland	3.3
United Kingdom	2.7
China	2.6
South Korea	2.6
Hong Kong	1.4
Taiwan	1.2
France	1.0
Other	3.6
The table reflects the fund’s investments, except for short-term investments and derivatives.
8

Global Minimum Volatility Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.3%)
Australia (4.1%)
	Wesfarmers Ltd.	938,238	27,227
	Westpac Banking Corp.	637,076	9,837
	Coles Group Ltd.	929,129	9,715
	Transurban Group (XASX)	1,075,044	9,120
	Medibank Pvt Ltd.	2,530,369	4,556
	National Australia Bank Ltd.	218,095	4,530
*	Telstra Group Ltd.	1,633,339	4,096
	Commonwealth Bank of Australia	52,780	3,539
	Australia & New Zealand Banking Group Ltd.	165,175	2,706
	Sonic Healthcare Ltd.	117,067	2,451
	Atlas Arteria Ltd.	436,237	1,836
	Insurance Australia Group Ltd.	351,338	1,103
	Aurizon Holdings Ltd.	355,338	823
	APA Group	111,946	754
	Ramsay Health Care Ltd.	15,567	584
	ASX Ltd.	12,788	554
	Washington H Soul Pattinson & Co. Ltd.	30,785	551
	Steadfast Group Ltd.	161,235	522
	BWP Trust	199,306	521
	CSL Ltd.	2,185	391
			85,416
Belgium (0.1%)
	Etablissements Franz Colruyt NV	92,274	2,224
Brazil (0.5%)
[1]	Banco Bradesco SA ADR	2,693,302	10,208
Canada (6.1%)
[1]	Royal Bank of Canada	335,491	31,041
[1]	Enbridge Inc.	554,802	21,616
[1]	Emera Inc.	440,654	16,331
	BCE Inc.	256,098	11,551
	Intact Financial Corp.	64,876	9,858
[2]	Hydro One Ltd.	365,187	9,157
	Fortis Inc. (XTSE)	233,756	9,120
	Metro Inc.	121,139	6,346
	Dollarama Inc.	83,125	4,939
	Capital Power Corp.	60,188	2,014
[1]	Canadian Utilities Ltd. Class A	60,201	1,602
		Shares	Market Value• ($000)
	CCL Industries Inc. Class B	24,867	1,168
	Quebecor Inc. Class B	57,175	1,078
	Atco Ltd. Class I	19,934	619
	Brookfield Infrastructure Corp. Class A	13,272	573
	TMX Group Ltd.	4,250	409
			127,422
China (2.6%)
*,1,2	Koolearn Technology Holding Ltd.	1,728,000	8,420
	China Shenhua Energy Co. Ltd. Class H	2,273,500	5,972
	China Resources Land Ltd.	1,704,000	5,331
	China Overseas Land & Investment Ltd.	2,538,500	4,851
	Anhui Conch Cement Co. Ltd. Class H	1,448,414	3,728
	Yum China Holdings Inc.	73,000	2,955
	China Mengniu Dairy Co. Ltd.	867,000	2,775
	Tsingtao Brewery Co. Ltd. Class H	396,000	2,772
	Zhongsheng Group Holdings Ltd.	645,500	2,450
	ENN Energy Holdings Ltd.	184,500	1,834
	Tencent Holdings Ltd.	59,400	1,561
	ZTO Express Cayman Inc.	83,800	1,426
	China Pacific Insurance Group Co. Ltd. Class H	863,600	1,392
	Haier Smart Home Co. Ltd. Class H	446,200	1,117
[2]	Nongfu Spring Co. Ltd. Class H	187,800	943
	New China Life Insurance Co. Ltd. Class H	585,900	931
	Ping An Insurance Group Co. of China Ltd. Class H	224,000	897
	Tingyi Cayman Islands Holding Corp.	572,000	894
	Shanghai Fudan Microelectronics Group Co. Ltd. Class H	186,000	805
	Flat Glass Group Co. Ltd. Class H	224,000	525
*,2	Ping An Healthcare and Technology Co. Ltd.	262,400	485
9

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
	China Merchants Bank Co. Ltd. Class H	142,000	465
	China Conch Venture Holdings Ltd.	305,000	450
	China Resources Gas Group Ltd.	140,800	361
			53,340
Finland (0.4%)
	Nokia OYJ	1,154,340	5,130
	Sampo OYJ Class A	61,463	2,811
	Orion OYJ Class B	11,593	533
	Elisa OYJ	10,830	523
			8,997
France (1.0%)
	Orange SA	967,506	9,218
	Vivendi SE	915,610	7,494
	Bouygues SA	40,229	1,148
	Edenred	21,618	1,108
	Bollore SE	109,320	547
[1]	Eutelsat Communications SA	48,894	491
			20,006
Germany (0.0%)
	Fielmann AG	23,134	737
Hong Kong (1.3%)
	CLP Holdings Ltd.	1,676,605	11,253
	Power Assets Holdings Ltd.	1,529,270	7,312
	Link REIT	419,100	2,477
	Sun Hung Kai Properties Ltd.	223,000	2,397
	Want Want China Holdings Ltd.	2,180,000	1,432
	Chow Tai Fook Jewellery Group Ltd.	828,200	1,418
	Hang Seng Bank Ltd.	55,800	786
	MTR Corp. Ltd.	123,500	543
[2]	ESR Cayman Ltd.	173,200	295
			27,913
India (3.7%)
	ICICI Bank Ltd. ADR	1,557,015	34,317
[3]	Infosys Ltd. ADR	1,501,995	28,132
	Dr Reddy's Laboratories Ltd. ADR	201,322	10,934
[2]	Reliance Industries Ltd. GDR	43,800	2,676
	Wipro Ltd. ADR	251,308	1,181
			77,240
Indonesia (0.2%)
	Telkom Indonesia Persero Tbk PT ADR	160,059	4,453
Israel (0.1%)
	Bank Leumi Le-Israel BM	77,775	742
	Bank Hapoalim BM	48,124	464
			1,206
Italy (0.1%)
	UnipolSai Assicurazioni SpA	589,372	1,329
Japan (9.5%)
	Softbank Corp.	2,886,600	28,475
	Mizuho Financial Group Inc.	1,782,000	19,273
	Canon Inc.	893,400	18,938
		Shares	Market Value• ($000)
	Sumitomo Mitsui Financial Group Inc.	540,900	15,189
	Yamada Denki Co. Ltd.	3,239,000	10,438
	Japan Post Holdings Co. Ltd.	1,533,100	10,309
	Japan Post Bank Co. Ltd.	1,477,900	9,847
	FUJIFILM Holdings Corp.	215,100	9,841
	East Japan Railway Co.	128,900	6,868
	Takeda Pharmaceutical Co. Ltd.	162,700	4,297
	Skylark Holdings Co. Ltd.	387,700	4,136
	Secom Co. Ltd.	67,800	3,863
	Sawai Group Holdings Co. Ltd.	124,100	3,582
	ENEOS Holdings Inc.	1,082,800	3,572
	Kagome Co. Ltd.	174,100	3,480
	Japan Tobacco Inc.	196,700	3,294
	Toho Co. Ltd. (XTKS)	87,600	3,115
	SG Holdings Co. Ltd.	227,500	3,015
	Trend Micro Inc.	55,800	2,814
	Kyocera Corp.	55,800	2,702
	Toyo Suisan Kaisha Ltd.	69,700	2,615
	West Japan Railway Co.	59,100	2,343
	Tobu Railway Co. Ltd.	96,100	2,223
	Tokyo Gas Co. Ltd.	104,200	1,862
	ABC-Mart Inc.	39,100	1,743
	Kintetsu Group Holdings Co. Ltd.	42,500	1,436
	Odakyu Electric Railway Co. Ltd.	92,600	1,101
	MOS Food Services Inc.	49,900	1,059
	Yamato Holdings Co. Ltd.	62,100	920
	Hankyu Hanshin Holdings Inc.	29,700	882
*	Shizuoka Financial Group Inc.	138,400	874
	Central Japan Railway Co.	7,300	845
	Kyushu Railway Co.	36,100	755
	Hirose Electric Co. Ltd.	5,800	752
	Obayashi Corp.	109,400	702
	Tokyu Corp.	59,100	681
	Keio Corp.	19,300	677
	KYORIN Holdings Inc.	54,700	677
	Seven Bank Ltd.	324,600	586
	Aozora Bank Ltd.	33,900	583
	Zensho Holdings Co. Ltd.	22,800	569
	Brother Industries Ltd.	32,300	550
	Lion Corp.	50,700	512
	Chugoku Electric Power Co. Inc.	108,100	507
	Nagoya Railroad Co. Ltd.	33,000	506
	Ezaki Glico Co. Ltd.	21,600	486
	Osaka Gas Co. Ltd.	31,600	468
	Oracle Corp. Japan	8,700	463
	Medipal Holdings Corp.	30,200	374
	Chubu Electric Power Co. Inc.	45,700	372
	Haseko Corp.	36,100	372
	Kewpie Corp.	23,200	366
	Toho Gas Co. Ltd.	19,100	356
	Nishimatsu Construction Co. Ltd.	14,000	341
			196,606
Mexico (0.6%)
	America Movil SAB de CV Class L ADR	479,041	9,011

10

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
	Fomento Economico Mexicano SAB de CV ADR	35,509	2,543
	Grupo Aeroportuario del Sureste SAB de CV ADR	2,328	543
			12,097
Netherlands (0.1%)
	Koninklijke KPN NV	524,531	1,467
	Koninklijke Vopak NV	20,960	428
			1,895
New Zealand (0.1%)
	Fisher & Paykel Healthcare Corp. Ltd.	134,335	1,526
	Infratil Ltd.	81,484	414
			1,940
Norway (0.4%)
	Orkla ASA	1,232,183	8,311
	DNB Bank ASA	23,684	419
			8,730
Singapore (0.7%)
	Oversea-Chinese Banking Corp. Ltd.	1,062,061	9,117
	Singapore Exchange Ltd.	794,026	4,722
	Singapore Technologies Engineering Ltd.	250,700	584
	United Overseas Bank Ltd.	21,233	417
			14,840
South Korea (2.6%)
	KT&G Corp.	263,069	17,668
	Samsung Electronics Co. Ltd.	295,936	12,317
	Samsung Electronics Co. Ltd. Preference Shares	271,644	10,152
	Korea Zinc Co. Ltd.	17,595	7,890
	Shinhan Financial Group Co. Ltd.	71,183	1,809
	Maeil Dairies Co. Ltd.	28,395	938
	Samsung Life Insurance Co. Ltd.	9,408	445
	LG Uplus Corp.	55,319	444
	Samsung SDS Co. Ltd.	4,865	426
	Samsung Fire & Marine Insurance Co. Ltd.	2,909	408
	Shinsegae Inc.	2,636	392
	SSANGYONG C&E Co. Ltd.	95,535	381
			53,270
Spain (0.2%)
	Enagas SA	173,007	2,809
	Endesa SA	107,310	1,793
			4,602
Sweden (0.1%)
[1]	Telia Co. AB	611,372	1,620
Switzerland (3.2%)
	Swisscom AG (Registered)	61,055	30,148
	Novartis AG (Registered)	238,415	19,286
	Roche Holding AG (Bearer)	12,980	5,268
	Schindler Holding AG Ptg. Ctf.	17,960	2,929
[2]	Galenica AG	31,063	2,232
		Shares	Market Value• ($000)
	Swiss Prime Site AG (Registered)	22,430	1,810
	Banque Cantonale Vaudoise (Registered)	17,241	1,534
	EMS-Chemie Holding AG (Registered)	2,068	1,300
	Allreal Holding AG (Registered)	8,295	1,188
	Baloise Holding AG (Registered)	4,631	633
	PSP Swiss Property AG (Registered)	4,329	463
			66,791
Taiwan (1.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	289,217	17,801
	Chunghwa Telecom Co. Ltd. ADR	151,576	5,216
	ASE Technology Holding Co. Ltd. ADR	231,794	1,180
			24,197
United Kingdom (2.7%)
	Halma plc	322,336	7,816
	BAE Systems plc	810,222	7,579
	National Grid plc	605,608	6,598
	Reckitt Benckiser Group plc	85,541	5,677
	Sage Group plc	578,874	4,825
	GSK plc	273,646	4,483
	Admiral Group plc	159,235	3,682
	British American Tobacco plc	88,740	3,505
	Tate & Lyle plc	320,448	2,575
	Rightmove plc	406,390	2,288
	Pearson plc	156,450	1,729
	Imperial Brands plc	54,052	1,317
	B&M European Value Retail SA	303,271	1,121
	United Utilities Group plc	75,092	809
	Phoenix Group Holdings plc	92,424	575
	Severn Trent plc	15,538	446
			55,025
United States (56.7%)
[3]	Gilead Sciences Inc.	502,305	39,411
	Merck & Co. Inc.	362,288	36,664
	Amgen Inc.	134,397	36,334
	Amdocs Ltd.	406,455	35,081
[3]	Bristol-Myers Squibb Co.	448,414	34,739
	Lockheed Martin Corp.	70,806	34,460
	Johnson & Johnson	196,620	34,206
	International Business Machines Corp.	245,361	33,931
	McDonald's Corp.	118,132	32,210
	Republic Services Inc. Class A	238,716	31,658
	AbbVie Inc.	213,298	31,227
	Colgate-Palmolive Co.	406,861	30,043
	Waste Management Inc.	189,410	29,997
[3]	Cisco Systems Inc.	643,376	29,229
[4]	Equity Commonwealth	1,091,502	28,554
	AptarGroup Inc.	274,408	27,208
	Church & Dwight Co. Inc.	364,183	26,997
[3]	Hormel Foods Corp.	563,484	26,174
	Chemed Corp.	48,609	22,694

11

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
	Service Corp. International	335,967	20,363
[1]	Sirius XM Holdings Inc.	3,131,870	18,916
	Dollar General Corp.	73,050	18,631
	CH Robinson Worldwide Inc.	188,385	18,409
	White Mountains Insurance Group Ltd.	12,722	18,016
	General Mills Inc.	212,225	17,313
	Jack Henry & Associates Inc.	85,636	17,047
	Quest Diagnostics Inc.	114,137	16,396
	AT&T Inc.	893,814	16,294
	AmerisourceBergen Corp. Class A	102,922	16,181
[3]	Flowers Foods Inc.	558,563	16,036
	Progressive Corp.	124,650	16,005
	Becton Dickinson and Co.	67,788	15,996
	Kimberly-Clark Corp.	126,975	15,803
	Hawaiian Electric Industries Inc.	409,097	15,562
	Broadridge Financial Solutions Inc.	96,068	14,416
	Sonoco Products Co.	216,362	13,432
	Silgan Holdings Inc.	268,919	12,736
	Washington Federal Inc.	324,336	12,552
	Northrop Grumman Corp.	22,437	12,318
	IDACORP Inc.	111,641	11,689
	NortonLifeLock Inc. (XNGS)	515,541	11,615
	Duke Energy Corp.	117,285	10,929
	Commerce Bancshares Inc.	154,059	10,914
*	Check Point Software Technologies Ltd.	75,655	9,777
	Premier Inc. Class A	278,965	9,730
	Oracle Corp.	124,461	9,717
	Dolby Laboratories Inc. Class A	145,329	9,714
	Williams Cos. Inc.	282,462	9,245
	Consolidated Edison Inc.	100,078	8,803
*	Tyler Technologies Inc.	23,609	7,633
	Kellogg Co.	97,054	7,456
	PepsiCo Inc.	36,269	6,586
	Maximus Inc.	100,681	6,209
	NewMarket Corp.	18,783	5,716
	American States Water Co.	61,089	5,526
	MDU Resources Group Inc.	173,280	4,935
	Huntington Ingalls Industries Inc.	18,057	4,642
*	FTI Consulting Inc.	29,675	4,618
	Hershey Co.	17,687	4,223
	WP Carey Inc. REIT	53,681	4,096
	Atmos Energy Corp.	37,873	4,035
	Landstar System Inc.	23,102	3,609
	Prosperity Bancshares Inc.	49,601	3,550
	Royal Gold Inc.	35,819	3,401
	Motorola Solutions Inc.	13,218	3,301
	Dominion Energy Inc.	46,848	3,278
	Graco Inc.	47,050	3,274
	California Water Service Group	52,508	3,259
	Capitol Federal Financial Inc.	358,205	2,930
*	Henry Schein Inc.	41,523	2,843
		Shares	Market Value• ($000)
	Assurant Inc.	18,753	2,548
	Ameren Corp.	29,752	2,425
*	Grand Canyon Education Inc.	23,219	2,336
	United Bankshares Inc.	53,614	2,271
	Lancaster Colony Corp.	12,571	2,266
*	Vertex Pharmaceuticals Inc.	6,611	2,063
	Royalty Pharma plc Class A	48,043	2,033
	TFS Financial Corp.	143,421	2,015
	Werner Enterprises Inc.	47,021	1,843
	Southwest Gas Holdings Inc.	24,288	1,775
	Rollins Inc.	41,274	1,737
	CVB Financial Corp.	56,656	1,627
	Independent Bank Corp. (XNGS)	18,415	1,602
	Verizon Communications Inc.	40,525	1,514
	Evergy Inc.	24,699	1,510
	First Interstate BancSystem Inc. Class A	32,887	1,500
	Balchem Corp.	10,641	1,488
	Lincoln Electric Holdings Inc.	9,904	1,406
	Old National Bancorp	68,036	1,331
	Genuine Parts Co.	7,117	1,266
	First Financial Bankshares Inc.	32,855	1,265
	Avista Corp.	30,729	1,261
*	Insight Enterprises Inc.	12,109	1,144
	Eastern Bankshares Inc.	57,802	1,108
	Procter & Gamble Co.	7,708	1,038
	New Jersey Resources Corp.	22,104	987
*	Enstar Group Ltd.	4,732	949
	Northwest Bancshares Inc.	61,950	933
	ONE Gas Inc.	11,488	890
*	NetScout Systems Inc.	23,315	837
	NorthWestern Corp.	15,583	823
*	Prestige Consumer Healthcare Inc.	14,289	778
	Provident Financial Services Inc.	32,557	730
	Madison Square Garden Sports Corp.	4,200	658
	CSG Systems International Inc.	8,832	571
	Spire Inc.	8,085	564
	Community Bank System Inc.	8,977	560
	Bank of Hawaii Corp.	7,042	535
	Hanover Insurance Group Inc.	3,586	525
	Independent Bank Group Inc.	8,085	510
	Laureate Education Inc. Class A	38,579	488
	Hope Bancorp Inc.	32,859	446
	Roper Technologies Inc.	1,066	442
	Reynolds Consumer Products Inc.	14,421	440
	Chesapeake Utilities Corp.	3,374	420
*	PRA Group Inc.	12,523	419

12

Global Minimum Volatility Fund
		Shares	Market Value• ($000)
	Mercury General Corp.	12,962	376
	ServisFirst Bancshares Inc.	4,859	366
			1,177,111
Total Common Stocks (Cost $1,898,937)			2,039,215
Temporary Cash Investments (5.7%)
Money Market Fund (5.7%)
[5,6]	Vanguard Market Liquidity Fund, 3.117% (Cost $118,834)	1,188,626	118,839
Total Investments (104.0%) (Cost $2,017,771)			2,158,054
Other Assets and Liabilities—Net (-4.0%)			(82,355)
Net Assets (100%)			2,075,699
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $100,392,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the aggregate value was $24,208,000, representing 1.2% of net assets.
3	Securities with a value of $3,673,000 have been segregated as collateral for open forward currency contracts.
4	Securities with a value of $1,022,000 have been segregated as initial margin for open futures contracts.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $109,416,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
Ptg. Ctf.—Participating Certificates.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	110	21,356	541
Euro Stoxx 50 Index	December 2022	6	215	1
FTSE 100 Index	December 2022	12	978	(44)
S&P ASX 200 Index	December 2022	6	658	(15)
Topix Index	December 2022	9	1,166	11
				494

13

Global Minimum Volatility Fund
Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Deutsche Bank AG	11/18/22	CAD	8,195	USD	5,963	53	—
BNP Paribas	11/18/22	GBP	11,682	USD	13,101	303	—
BNP Paribas	11/18/22	HKD	41,215	USD	5,254	—	(1)
Barclays Bank plc	11/18/22	HKD	21,356	USD	2,723	—	(1)
BNP Paribas	11/18/22	JPY	846,481	USD	5,766	—	(62)
Deutsche Bank AG	11/18/22	USD	77,999	AUD	120,956	590	—
BNP Paribas	11/18/22	USD	5,562	AUD	8,622	44	—
Deutsche Bank AG	11/18/22	USD	9,700	BRL	51,114	—	(154)
State Street Bank & Trust Co.	11/18/22	USD	115,946	CAD	158,750	—	(590)
BNP Paribas	11/18/22	USD	17,884	CAD	24,467	—	(76)
Citibank, N.A.	11/18/22	USD	62,014	CHF	60,843	1,136	—
State Street Bank & Trust Co.	11/18/22	USD	5,066	CHF	5,024	39	—
Bank of Montreal	11/18/22	USD	—	CNH	2	—	—
State Street Bank & Trust Co.	11/18/22	USD	1,278	DKK	9,589	4	—
State Street Bank & Trust Co.	11/18/22	USD	37,171	EUR	37,489	75	—
Toronto-Dominion Bank	11/18/22	USD	59,565	GBP	52,676	—	(872)
BNP Paribas	11/18/22	USD	4,826	GBP	4,279	—	(84)
Barclays Bank plc	11/18/22	USD	97,146	HKD	761,890	51	—
BNP Paribas	11/18/22	USD	4,211	IDR	64,142,370	100	—
BNP Paribas	11/18/22	USD	2,883	ILS	10,126	14	—
State Street Bank & Trust Co.	11/18/22	USD	58,858	INR	4,825,717	652	—
Goldman Sachs International	11/18/22	USD	8,886	INR	736,987	—	(3)
Barclays Bank plc	11/18/22	USD	5,512	INR	457,637	—	(8)
Royal Bank of Canada	11/18/22	USD	4,335	INR	355,972	42	—
State Street Bank & Trust Co.	11/18/22	USD	212,930	JPY	30,689,513	6,127	—
Bank of Montreal	11/18/22	USD	3,436	JPY	495,102	100	—
State Street Bank & Trust Co.	11/18/22	USD	47,768	KRW	67,908,888	93	—
Goldman Sachs International	11/18/22	USD	2,310	KRW	3,284,843	4	—
Deutsche Bank AG	11/18/22	USD	9,384	MXN	189,874	—	(166)
Toronto-Dominion Bank	11/18/22	USD	9,743	NOK	103,269	—	(196)
State Street Bank & Trust Co.	11/18/22	USD	2,722	NZD	4,773	—	(54)
Bank of Montreal	11/18/22	USD	51	SEK	554	—	—
Royal Bank of Canada	11/18/22	USD	14,011	SGD	19,974	—	(101)
14

Global Minimum Volatility Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Deutsche Bank AG	11/18/22	USD	26,660	TWD	840,476	543	—
BNP Paribas	11/18/22	USD	2,162	TWD	68,237	41	—
						10,011	(2,368)
AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CNH—Chinese yuan (offshore).
DKK—Danish krone.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
NZD—New Zealand dollar.
SEK—Swedish krona.
SGD—Singapore dollar.
TWD—Taiwanese dollar.
USD—U.S. dollar.
At October 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $4,675,000 and cash of $1,814,000 in connection with open forward currency contracts.
See accompanying Notes, which are an integral part of the Financial Statements.
15

Global Minimum Volatility Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,898,937)	2,039,215
Affiliated Issuers (Cost $118,834)	118,839
Total Investments in Securities	2,158,054
Investment in Vanguard	78
Foreign Currency, at Value (Cost $1,656)	1,654
Receivables for Investment Securities Sold	12,070
Receivables for Accrued Income	6,942
Receivables for Capital Shares Issued	475
Unrealized Appreciation—Forward Currency Contracts	10,011
Total Assets	2,189,284
Liabilities
Due to Custodian	397
Payables for Investment Securities Purchased	13
Collateral for Securities on Loan	109,416
Payables for Capital Shares Redeemed	1,222
Payables to Vanguard	142
Variation Margin Payable—Futures Contracts	27
Unrealized Depreciation—Forward Currency Contracts	2,368
Total Liabilities	113,585
Net Assets	2,075,699
1 Includes $100,392 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	1,847,891
Total Distributable Earnings (Loss)	227,808
Net Assets	2,075,699

Investor Shares—Net Assets
Applicable to 18,951,077 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	259,965
Net Asset Value Per Share—Investor Shares	$13.72

Admiral Shares—Net Assets
Applicable to 66,159,257 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,815,734
Net Asset Value Per Share—Admiral Shares	$27.44

See accompanying Notes, which are an integral part of the Financial Statements.
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Global Minimum Volatility Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends[1]	62,688
Interest[2]	81
Securities Lending—Net	672
Total Income	63,441
Expenses
The Vanguard Group—Note B
Investment Advisory Services	546
Management and Administrative—Investor Shares	452
Management and Administrative—Admiral Shares	2,188
Marketing and Distribution—Investor Shares	21
Marketing and Distribution—Admiral Shares	104
Custodian Fees	112
Auditing Fees	38
Shareholders’ Reports—Investor Shares	19
Shareholders’ Reports—Admiral Shares	32
Trustees’ Fees and Expenses	1
Other Expenses	27
Total Expenses	3,540
Expenses Paid Indirectly	(1)
Net Expenses	3,539
Net Investment Income	59,902
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	16,986
Futures Contracts	(3,330)
Forward Currency Contracts	148,465
Foreign Currencies	(482)
Realized Net Gain (Loss)	161,639
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(344,982)
Futures Contracts	476
Forward Currency Contracts	10,147
Foreign Currencies	(324)
Change in Unrealized Appreciation (Depreciation)	(334,683)
Net Increase (Decrease) in Net Assets Resulting from Operations	(113,142)
1	Dividends are net of foreign withholding taxes of $3,383,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $81,000, ($4,000), less than $1,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Includes $31,951,000 of net gain (loss) resulting from in-kind redemptions.

See accompanying Notes, which are an integral part of the Financial Statements.
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Global Minimum Volatility Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	59,902	54,760
Realized Net Gain (Loss)	161,639	242,664
Change in Unrealized Appreciation (Depreciation)	(334,683)	239,710
Net Increase (Decrease) in Net Assets Resulting from Operations	(113,142)	537,134
Distributions
Investor Shares	(10,057)	(6,959)
Admiral Shares	(83,618)	(62,342)
Total Distributions	(93,675)	(69,301)
Capital Share Transactions
Investor Shares	(18,912)	(87,211)
Admiral Shares	(448,415)	(793,086)
Net Increase (Decrease) from Capital Share Transactions	(467,327)	(880,297)
Total Increase (Decrease)	(674,144)	(412,464)
Net Assets
Beginning of Period	2,749,843	3,162,307
End of Period	2,075,699	2,749,843

See accompanying Notes, which are an integral part of the Financial Statements.
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Global Minimum Volatility Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.83	$12.77	$14.71	$13.78	$13.57
Investment Operations
Net Investment Income[1]	.347	.252	.293	.428	.374
Net Realized and Unrealized Gain (Loss) on Investments	(.952)	2.085	(1.571)	1.403	.148
Total from Investment Operations	(.605)	2.337	(1.278)	1.831	.522
Distributions
Dividends from Net Investment Income	(.505)	(.277)	(.397)	(.300)	(.312)
Distributions from Realized Capital Gains	—	—	(.265)	(.601)	—
Total Distributions	(.505)	(.277)	(.662)	(.901)	(.312)
Net Asset Value, End of Period	$13.72	$14.83	$12.77	$14.71	$13.78
Total Return[2]	-4.28%	18.51%	-9.22%	14.41%	3.89%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$260	$301	$338	$643	$515
Ratio of Total Expenses to Average Net Assets	0.21%[3]	0.21%	0.21%	0.21%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.46%	1.77%	2.16%	3.09%	2.66%
Portfolio Turnover Rate	51%[4]	24%	58%	46%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
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Global Minimum Volatility Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$29.67	$25.56	$29.45	$27.58	$27.15
Investment Operations
Net Investment Income[1]	.712	.520	.608	.878	.758
Net Realized and Unrealized Gain (Loss) on Investments	(1.910)	4.177	(3.155)	2.819	.297
Total from Investment Operations	(1.198)	4.697	(2.547)	3.697	1.055
Distributions
Dividends from Net Investment Income	(1.032)	(.587)	(.812)	(.624)	(.625)
Distributions from Realized Capital Gains	—	—	(.531)	(1.203)	—
Total Distributions	(1.032)	(.587)	(1.343)	(1.827)	(.625)
Net Asset Value, End of Period	$27.44	$29.67	$25.56	$29.45	$27.58
Total Return[2]	-4.24%	18.60%	-9.18%	14.54%	3.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,816	$2,449	$2,824	$3,483	$2,542
Ratio of Total Expenses to Average Net Assets	0.14%[3]	0.14%	0.14%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.52%	1.83%	2.26%	3.16%	2.74%
Portfolio Turnover Rate	51%[4]	24%	58%	46%	24%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.14%.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.
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Global Minimum Volatility Fund
Notes to Financial Statements
Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the
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Global Minimum Volatility Fund
counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2022, the fund’s average investment in forward currency contracts represented 46% of net assets, based on the average of the notional amounts at each quarter-end during the period.
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Global Minimum Volatility Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
23

Global Minimum Volatility Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $78,000, representing less than 0.01% of the fund’s net assets and 0.03% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
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Global Minimum Volatility Fund
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	1,326,838	—	—	1,326,838
Common Stocks—Other	103,214	609,163	—	712,377
Temporary Cash Investments	118,839	—	—	118,839
Total	1,548,891	609,163	—	2,158,054
Derivative Financial Instruments
Assets
Futures Contracts[1]	553	—	—	553
Forward Currency Contracts	—	10,011	—	10,011
Total	553	10,011	—	10,564
Liabilities
Futures Contracts[1]	59	—	—	59
Forward Currency Contracts	—	2,368	—	2,368
Total	59	2,368	—	2,427
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
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Global Minimum Volatility Fund
E.At October 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:
Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	553	—	553
Unrealized Appreciation—Forward Currency Contracts	—	10,011	10,011
Total Assets	553	10,011	10,564

Unrealized Depreciation—Futures Contracts[1]	59	—	59
Unrealized Depreciation—Forward Currency Contracts	—	2,368	2,368
Total Liabilities	59	2,368	2,427
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(3,330)	—	(3,330)
Forward Currency Contracts	—	148,465	148,465
Realized Net Gain (Loss) on Derivatives	(3,330)	148,465	145,135
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	476	—	476
Forward Currency Contracts	—	10,147	10,147
Change in Unrealized Appreciation (Depreciation) on Derivatives	476	10,147	10,623
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, foreign currency transactions, passive foreign investment companies, and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	48,584
Total Distributable Earnings (Loss)	(48,584)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of
26

Global Minimum Volatility Fund
unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	41,610
Undistributed Long-Term Gains	48,646
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	137,552
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	93,675	69,301
Long-Term Capital Gains	—	—
Total	93,675	69,301
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	2,020,854
Gross Unrealized Appreciation	266,907
Gross Unrealized Depreciation	(129,076)
Net Unrealized Appreciation (Depreciation)	137,831
G.	During the year ended October 31, 2022, the fund purchased $1,212,413,000 of investment securities and sold $1,574,229,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $219,562,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2022, such purchases were $48,175,000 and sales were $113,000, resulting in net realized gain of $37,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Global Minimum Volatility Fund
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	38,697	2,740	49,143	3,454
Issued in Lieu of Cash Distributions	9,216	633	6,352	470
Redeemed	(66,825)	(4,728)	(142,706)	(10,122)
Net Increase (Decrease)—Investor Shares	(18,912)	(1,355)	(87,211)	(6,198)
Admiral Shares
Issued	190,619	6,722	439,983	15,585
Issued in Lieu of Cash Distributions	73,352	2,518	55,463	2,050
Redeemed	(712,386)	(25,628)	(1,288,532)	(45,588)
Net Increase (Decrease)—Admiral Shares	(448,415)	(16,388)	(793,086)	(27,953)
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
28

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Global Minimum Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Minimum Volatility Fund (one of the funds constituting Vanguard Whitehall Funds, referred to hereafter as the "Fund") as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
29

Tax information (unaudited)
For corporate shareholders, 43.3%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $66,425,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $26,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $10,816,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $8,337,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
30

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q11940 122022

Annual Report   |   October 31, 2022
Vanguard International Dividend Index Funds
Vanguard International Dividend Appreciation Index Fund
Vanguard International High Dividend Yield Index Fund

Contents
Your Fund’s Performance at a Glance	1
About Your Fund’s Expenses	2
International Dividend Appreciation Index Fund	4
International High Dividend Yield Index Fund	27
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Returns for Vanguard International High Dividend Yield Index Fund were –15.52% for Admiral Shares and –15.16% for ETF Shares. Vanguard International Dividend Appreciation Index Fund returned –23.22% for Admiral Shares and –22.90% for ETF Shares. Returns for ETF Shares are based on net asset value.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession.
•	For both funds, all the major regions detracted from the index return for the 12 months. Europe, by far the largest weighting in both indexes at more than 40%, hurt returns the most.
•	Among sectors, financials detracted most from the index return for the International High Dividend Yield Index Fund, followed by consumer discretionary and industrials. Only energy made a positive contribution. For the International Dividend Appreciation Index Fund, technology and industrials hurt the index return the most. The only sector to make a slightly positive contribution was telecommunications, which had a small weighting in the index.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%

Fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2022
	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$867.40	$0.75
Admiral™ Shares	1,000.00	867.90	0.80
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$884.00	$1.09
Admiral Shares	1,000.00	884.40	1.09
Based on Hypothetical 5% Yearly Return
International Dividend Appreciation Index Fund
ETF Shares	$1,000.00	$1,024.40	$0.82
Admiral Shares	1,000.00	1,024.35	0.87
International High Dividend Yield Index Fund
ETF Shares	$1,000.00	$1,024.05	$1.17
Admiral Shares	1,000.00	1,024.05	1.17
The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the International Dividend Appreciation Index Fund, 0.16% for ETF Shares and 0.17% for Admiral Shares; and for the International High Dividend Yield Index Fund, 0.23% for ETF Shares and 0.23% for Admiral Shares. The dollar amounts shown as “Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

International Dividend Appreciation Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 25, 2016, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Since Inception (2/25/2016)	Final Value of a $10,000 Investment
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	-22.90%	2.82%	6.41%	$15,143
International Dividend Appreciation Index Fund ETF Shares Market Price	-22.95	2.80	6.45	15,183
Spliced S&P Global Ex-U.S. Dividend Growers Index	-22.87	3.05	6.71	15,427
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
Spliced S&P Global Ex-U.S. Dividend Growers Index: NASDAQ International Dividend Achievers Select Index through September 19, 2021; S&P Global Ex-U.S. Dividend Growers Index thereafter.

	One Year	Five Years	Since Inception (3/2/2016)	Final Value of a $10,000 Investment
International Dividend Appreciation Index Fund Admiral Shares	-23.22%	2.74%	5.91%	$14,660
Spliced S&P Global Ex-U.S. Dividend Growers Index	-22.87	3.05	6.25	14,975
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

International Dividend Appreciation Index Fund
Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2022
	One Year	Five Years	Since Inception (2/25/2016)
International Dividend Appreciation Index Fund ETF Shares Market Price	-22.95%	14.82%	51.83%
International Dividend Appreciation Index Fund ETF Shares Net Asset Value	-22.90	14.92	51.43
Spliced S&P Global Ex-U.S. Dividend Growers Index	-22.87	16.19	54.27
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and click on Price, and then scroll down to the Premium/Discount Chart. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

International Dividend Appreciation Index Fund
Fund Allocation
As of October 31, 2022
Canada	17.9%
Switzerland	17.0
Japan	15.2
United Kingdom	7.8
India	7.3
Denmark	6.1
France	5.2
Germany	4.9
Australia	4.0
Hong Kong	3.6
China	3.2
Sweden	2.4
Indonesia	1.0
Other	4.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

International Dividend Appreciation Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (99.5%)
Australia (4.0%)
CSL Ltd.	546,756	97,878
Sonic Healthcare Ltd.	544,459	11,399
Computershare Ltd. (XASX)	650,386	10,528
Northern Star Resources Ltd.	1,322,652	7,382
carsales.com Ltd.	398,033	5,156
Washington H Soul Pattinson & Co. Ltd.	278,981	4,993
Steadfast Group Ltd.	1,110,439	3,598
Altium Ltd.	139,150	3,142
Technology One Ltd.	315,427	2,427
Brickworks Ltd.	98,835	1,399
AUB Group Ltd.	105,131	1,391
Collins Foods Ltd.	133,803	803
Dicker Data Ltd.	66,376	457
		150,553
Belgium (0.4%)
UCB SA	143,608	10,823
Sofina SA	18,199	3,549
		14,372
Brazil (0.2%)
Raia Drogasil SA	1,219,266	6,210
Canada (17.8%)
Toronto-Dominion Bank	2,051,311	131,283
Canadian National Railway Co.	698,739	82,781
Canadian Natural Resources Ltd.	1,275,260	76,487
Brookfield Asset Management Inc. Class A	1,623,407	64,288
Alimentation Couche-Tard Inc.	892,795	39,975
Intact Financial Corp.	198,942	30,229
Franco-Nevada Corp.	217,168	26,833
Agnico Eagle Mines Ltd.	517,879	22,782
Fortis Inc. (XTSE)	543,515	21,204
Dollarama Inc.	326,457	19,398
Magna International Inc.	305,684	17,035
Loblaw Cos. Ltd.	175,161	14,351
Metro Inc.	270,224	14,156
Imperial Oil Ltd.	222,124	12,083
Open Text Corp.	306,319	8,873
George Weston Ltd.	76,205	8,388
TFI International Inc.	90,471	8,235
		Shares	Market Value• ($000)
	Ritchie Bros Auctioneers Inc.	125,616	8,206
	CCL Industries Inc. Class B	165,007	7,752
	Toromont Industries Ltd.	93,013	7,148
[1]	Canadian Tire Corp. Ltd. Class A	63,347	7,100
	Saputo Inc.	274,672	6,686
	Stantec Inc.	125,130	6,123
	Empire Co. Ltd. Class A	186,655	4,795
	Finning International Inc.	175,555	3,733
	Parkland Corp.	178,384	3,606
	Boyd Group Services Inc.	24,345	3,464
	Premium Brands Holdings Corp. Class A	42,515	2,508
	Canadian Western Bank	108,609	1,890
	Stella-Jones Inc.	61,758	1,860
	Maple Leaf Foods Inc.	86,105	1,276
	Cogeco Communications Inc.	23,180	1,182
	goeasy Ltd.	14,490	1,176
	Enghouse Systems Ltd.	48,129	1,070
	Savaria Corp.	53,166	507
	Cogeco Inc.	10,831	461
	Hardwoods Distribution Inc.	23,166	426
			669,350
China (3.1%)
	Tencent Holdings Ltd.	3,605,824	94,750
	CSPC Pharmaceutical Group Ltd.	9,504,000	9,762
	Shenzhou International Group Holdings Ltd.	908,900	6,311
	China Tourism Group Duty Free Corp. Ltd. Class A	176,355	3,875
	China Resources Gas Group Ltd.	1,024,700	2,624
	Angel Yeast Co. Ltd. Class A	79,000	393
			117,715
Colombia (0.1%)
	Grupo Nutresa SA	125,365	1,346
	Grupo de Inversiones Suramericana SA	120,084	968
	Grupo Argos SA	387,449	804
	Grupo De Inversiones Suramericana SA Preference Shares	63,046	174
			3,292

International Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
Denmark (6.1%)
Novo Nordisk A/S Class B	1,685,491	183,266
DSV A/S	217,931	29,449
Coloplast A/S Class B	134,783	15,024
		227,739
Finland (0.1%)
Huhtamaki OYJ	108,928	3,915
Revenio Group OYJ	31,133	1,158
		5,073
France (5.2%)
Sanofi	1,309,661	112,707
Schneider Electric SE	648,431	81,998
Pharmagest Interactive	5,983	420
		195,125
Germany (4.9%)
SAP SE	1,241,035	119,453
Symrise AG Class A	150,927	15,406
Fresenius SE & Co. KGaA	465,954	10,723
Brenntag SE	176,270	10,696
Fresenius Medical Care AG & Co. KGaA	227,582	6,295
LEG Immobilien SE (XETR)	85,798	5,601
Bechtle AG	94,677	3,271
Nemetschek SE	63,617	3,033
Encavis AG	138,793	2,584
Gerresheimer AG	31,074	1,780
FUCHS PETROLUB SE Preference Shares	59,022	1,690
FUCHS PETROLUB SE	58,752	1,417
STRATEC SE	8,185	686
TAG Immobilien AG	96,012	601
Atoss Software AG	4,745	578
Cewe Stiftung & Co. KGaA	6,643	520
MBB SE	2,922	244
		184,578
Hong Kong (3.5%)
AIA Group Ltd.	13,552,760	102,659
Techtronic Industries Co. Ltd.	2,085,064	19,743
Hong Kong & China Gas Co. Ltd.	12,251,145	9,443
SUNeVision Holdings Ltd.	1,570,000	832
		132,677
India (7.2%)
Reliance Industries Ltd.	3,900,786	120,366
Infosys Ltd. ADR	3,210,231	60,128
Hindustan Unilever Ltd.	1,008,850	31,127
Asian Paints Ltd.	509,476	19,178
Infosys Ltd.	920,370	17,154
Pidilite Industries Ltd.	171,438	5,361
Tata Elxsi Ltd.	39,514	3,340
Persistent Systems Ltd.	56,888	2,538
Astral Ltd. (XNSE)	100,163	2,460
Sundaram Finance Ltd.	75,959	2,158
Berger Paints India Ltd.	273,472	1,939
LIC Housing Finance Ltd.	347,080	1,701
KEI Industries Ltd.	61,190	1,195
CRISIL Ltd.	27,224	987
Relaxo Footwears Ltd.	80,276	938
KEC International Ltd.	141,401	753
Balaji Amines Ltd.	11,750	429
Caplin Point Laboratories Ltd.	26,722	234
		Shares	Market Value• ($000)
*	Yes Bank Ltd.	545,158	103
			272,089
Indonesia (1.0%)
	Bank Central Asia Tbk PT	62,874,000	35,541
Ireland (0.4%)
	Kerry Group plc Class A	177,065	15,379
Israel (0.0%)
	Matrix IT Ltd.	38,437	829
Italy (0.4%)
	Recordati Industria Chimica e Farmaceutica SpA	114,866	4,316
	DiaSorin SpA	29,825	3,899
	Interpump Group SpA	94,287	3,650
	Reply SpA	25,761	2,802
			14,667
Japan (15.2%)
	Shin-Etsu Chemical Co. Ltd.	472,700	49,128
	Tokio Marine Holdings Inc.	2,314,300	41,901
	Nippon Telegraph & Telephone Corp.	1,354,900	37,369
	Murata Manufacturing Co. Ltd.	726,380	34,386
	Seven & i Holdings Co. Ltd.	905,300	33,793
	Astellas Pharma Inc.	2,078,000	28,673
	Terumo Corp.	860,176	26,105
	Kao Corp.	538,600	20,118
	Aeon Co. Ltd.	987,600	18,419
	Asahi Group Holdings Ltd.	575,743	16,110
	Unicharm Corp.	500,400	15,208
	Shionogi & Co. Ltd.	321,300	14,920
	M3 Inc.	485,400	14,465
	Sekisui House Ltd.	772,600	12,827
	Obic Co. Ltd.	75,500	11,330
	Nomura Research Institute Ltd.	506,300	11,205
	Yakult Honsha Co. Ltd.	181,800	10,072
	Pan Pacific International Holdings Corp.	605,564	9,938
	Nitto Denko Corp.	171,000	9,009
	Nitori Holdings Co. Ltd.	98,801	8,953
	Nissan Chemical Corp.	159,732	7,190
	TIS Inc.	258,300	6,964
	Hulic Co. Ltd.	685,275	4,978
	Chiba Bank Ltd.	836,700	4,584
	Kurita Water Industries Ltd.	121,300	4,440
	MonotaRO Co. Ltd.	277,467	4,212
	Azbil Corp.	146,600	3,984
	Nippon Sanso Holdings Corp.	242,200	3,856
	GMO Payment Gateway Inc.	50,300	3,617
	Kobayashi Pharmaceutical Co. Ltd.	66,900	3,550
	Tokyo Tatemono Co. Ltd.	239,500	3,294
	Nisshin Seifun Group Inc.	297,700	3,217
	Rinnai Corp.	44,884	3,055
	Nomura Real Estate Holdings Inc.	134,980	3,051
	Open House Co. Ltd.	85,400	3,038

International Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
Hitachi Transport System Ltd.	47,100	2,819
Hikari Tsushin Inc.	23,000	2,778
Alfresa Holdings Corp.	235,400	2,710
SCSK Corp.	174,200	2,570
Itochu Techno-Solutions Corp.	108,203	2,509
SHO-BOND Holdings Co. Ltd.	56,784	2,456
Welcia Holdings Co. Ltd.	117,400	2,454
COMSYS Holdings Corp.	134,900	2,210
Goldwin Inc.	41,800	2,183
Zenkoku Hosho Co. Ltd.	61,000	2,013
Oracle Corp. Japan	36,800	1,960
Tokyo Century Corp.	54,500	1,859
Sundrug Co. Ltd.	78,724	1,831
EXEO Group Inc.	117,000	1,714
Aica Kogyo Co. Ltd.	79,700	1,713
Takara Holdings Inc.	230,600	1,604
Fujitsu General Ltd.	68,500	1,563
Fuyo General Lease Co. Ltd.	25,600	1,423
Mani Inc.	95,600	1,393
NSD Co. Ltd.	79,400	1,357
TS Tech Co. Ltd.	121,100	1,266
Yaoko Co. Ltd.	28,100	1,222
Benefit One Inc.	88,300	1,222
Nichias Corp.	71,200	1,098
Maruwa Co. Ltd.	9,200	1,081
DTS Corp.	45,100	1,072
PALTAC Corp.	36,254	1,030
Shoei Co. Ltd.	27,700	1,022
Japan Material Co. Ltd.	75,800	998
Funai Soken Holdings Inc.	51,500	918
TKC Corp.	35,800	914
Workman Co. Ltd.	26,626	908
Kissei Pharmaceutical Co. Ltd.	48,400	855
Takeuchi Manufacturing Co. Ltd.	42,400	855
Mizuho Leasing Co. Ltd.	39,000	850
Seria Co. Ltd.	52,012	850
Information Services International-Dentsu Ltd.	26,700	817
Raito Kogyo Co. Ltd.	58,700	801
Tokyo Steel Manufacturing Co. Ltd.	90,000	773
Nojima Corp.	85,000	708
Noevir Holdings Co. Ltd.	18,900	699
Valor Holdings Co. Ltd.	58,812	680
Riken Keiki Co. Ltd.	24,400	671
Create SD Holdings Co. Ltd.	31,500	671
Takara Bio Inc.	56,600	662
Kohnan Shoji Co. Ltd.	31,400	657
Ai Holdings Corp.	44,070	652
eGuarantee Inc.	38,900	628
Hogy Medical Co. Ltd.	27,400	608
Future Corp.	52,847	593
Kameda Seika Co. Ltd.	18,900	584
Elecom Co. Ltd.	61,432	569
Eizo Corp.	23,400	569
JCU Corp.	29,300	554
Yellow Hat Ltd.	46,000	552
Sekisui Jushi Corp.	48,100	551
Okinawa Cellular Telephone Co.	28,000	529
	Shares	Market Value• ($000)
Intage Holdings Inc.	45,600	502
MCJ Co. Ltd.	76,700	484
Keihanshin Building Co. Ltd.	54,200	481
Mitsubishi Research Institute Inc.	13,600	475
Sanyo Chemical Industries Ltd.	16,600	470
Tri Chemical Laboratories Inc.	30,900	462
Aeon Delight Co. Ltd.	22,700	454
Shizuoka Gas Co. Ltd.	56,900	417
FULLCAST Holdings Co. Ltd.	20,500	410
Nippon Parking Development Co. Ltd.	222,200	386
S Foods Inc.	20,700	379
Tsurumi Manufacturing Co. Ltd.	25,500	379
Ricoh Leasing Co. Ltd.	15,500	378
Retail Partners Co. Ltd.	41,900	345
Siix Corp.	44,000	339
Osaka Organic Chemical Industry Ltd.	24,800	331
Fujicco Co. Ltd.	24,600	315
Matsuda Sangyo Co. Ltd.	19,600	292
G-Tekt Corp.	32,000	286
Mimasu Semiconductor Industry Co. Ltd.	17,900	277
Elan Corp.	36,100	277
Fukui Computer Holdings Inc.	11,100	259
G-7 Holdings Inc.	26,900	258
Sinko Industries Ltd.	24,000	250
MarkLines Co. Ltd.	14,100	243
E-Guardian Inc.	10,400	213
Value HR Co. Ltd.	17,800	184
Cresco Ltd.	15,200	177
Digital Hearts Holdings Co. Ltd.	12,800	175
WDB Holdings Co. Ltd.	10,000	172
Creek & River Co. Ltd.	12,200	168
Members Co. Ltd.	9,100	167
CTS Co. Ltd.	29,300	158
Aoyama Zaisan Networks Co. Ltd.	25,300	156
Densan System Holdings Co. Ltd.	9,100	144
Furukawa Battery Co. Ltd.	18,100	128
Japan Best Rescue System Co. Ltd.	18,300	98
Aval Data Corp.	5,600	92
Ad-sol Nissin Corp.	7,800	80
ULS Group Inc.	3,700	78
		569,106
Mexico (0.6%)
America Movil SAB de CV Series L	21,906,156	20,731
Grupo Elektra SAB de CV	67,060	3,365
		24,096
Netherlands (0.8%)
Wolters Kluwer NV	297,589	31,621
New Zealand (0.2%)
Fisher & Paykel Healthcare Corp. Ltd.	655,968	7,455

International Dividend Appreciation Index Fund
	Shares	Market Value• ($000)
Norway (0.2%)
TOMRA Systems ASA	266,630	4,307
Borregaard ASA	114,190	1,535
		5,842
South Korea (0.6%)
NAVER Corp.	169,138	20,063
LEENO Industrial Inc.	10,042	962
AfreecaTV Co. Ltd.	10,061	560
JW Pharmaceutical Corp.	14,764	194
Interojo Co. Ltd.	11,291	192
Hanyang Eng Co. Ltd.	16,670	159
		22,130
Sweden (2.4%)
Hexagon AB Class B	2,421,460	23,938
Assa Abloy AB Class B	1,128,601	22,789
Swedish Match AB	1,730,494	17,798
Nibe Industrier AB Class B	1,746,841	13,934
Castellum AB	334,609	3,826
AAK AB	206,130	3,005
Wihlborgs Fastigheter AB	319,657	2,094
Fabege AB	198,883	1,444
Atrium Ljungberg AB Class B	65,726	879
Svolder AB	123,863	643
		90,350
Switzerland (16.9%)
Novartis AG (Registered)	2,140,599	173,155
Nestle SA (Registered)	1,391,208	151,445
Roche Holding AG	450,667	149,530
Sika AG (Registered)	174,638	39,377
Givaudan SA (Registered)	9,023	26,951
Partners Group Holding AG	25,809	23,166
Geberit AG (Registered)	40,654	18,072
Chocoladefabriken Lindt & Spruengli AG Ptg. Ctf.	1,209	11,603
Chocoladefabriken Lindt & Spruengli AG (Registered)	118	11,468
Logitech International SA (Registered)	196,638	9,779
Roche Holding AG (Bearer)	12,965	5,262
EMS-Chemie Holding AG (Registered)	7,758	4,878
Temenos AG (Registered)	76,926	4,582
DKSH Holding AG	40,133	2,895
Interroll Holding AG (Registered)	841	1,772
ALSO Holding AG (Registered)	7,113	1,118
Orior AG	7,786	543
		635,596
Taiwan (0.4%)
Chailease Holding Co. Ltd.	1,708,582	7,881
Advantech Co. Ltd.	498,000	4,512
		Shares	Market Value• ($000)
	Sinbon Electronics Co. Ltd.	237,000	1,840
	ASPEED Technology Inc.	34,104	1,768
			16,001
United Kingdom (7.8%)
	Diageo plc	2,648,063	108,974
	RELX plc	2,250,139	60,440
	Ashtead Group plc	510,669	26,602
	Croda International plc	162,506	12,589
	Bunzl plc	383,282	12,489
	Halma plc	431,835	10,472
	Sage Group plc	1,250,848	10,426
	Spirax-Sarco Engineering plc	83,830	10,331
	Smurfit Kappa Group plc (XDUB)	296,077	9,801
	DCC plc	116,124	6,445
	Spectris plc	131,294	4,551
	Diploma plc	142,836	4,063
	Dechra Pharmaceuticals plc	131,166	3,943
	B&M European Value Retail SA	980,354	3,623
	Genus plc	75,431	2,205
	Cranswick plc	62,108	2,120
	Sirius Real Estate Ltd.	1,478,552	1,196
	Clarkson plc	32,837	1,039
	Avon Protection plc	36,346	433
			291,742
Total Common Stocks (Cost $4,187,407)			3,739,128
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[2,3]	Vanguard Market Liquidity Fund, 3.117% (Cost $9,257)	92,588	9,257
Total Investments (99.7%) (Cost $4,196,664)			3,748,385
Other Assets and Liabilities—Net (0.3%)			9,702
Net Assets (100%)			3,758,087
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $6,949,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $7,378,000 was received for securities on loan.
ADR—American Depositary Receipt.
Ptg. Ctf.—Participating Certificates.

International Dividend Appreciation Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	16	3,106	33
Euro Stoxx 50 Index	December 2022	174	6,221	169
MSCI Emerging Markets Index	December 2022	110	4,695	(389)
Topix Index	December 2022	34	4,404	62
				(125)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Bank of America, N.A.	12/21/22	EUR	4,694	USD	4,719	—	(60)
Bank of America, N.A.	12/21/22	INR	242,527	USD	3,011	—	(94)
Standard Chartered Bank	12/21/22	JPY	388,888	USD	2,757	—	(124)
Bank of America, N.A.	12/21/22	USD	9,647	CHF	9,408	191	—
Bank of America, N.A.	12/21/22	USD	2,134	GBP	1,846	13	—
State Street Bank & Trust Co.	12/21/22	USD	2,137	JPY	306,329	63	—
						267	(278)
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
INR—Indian rupee.
JPY—Japanese yen.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $4,187,407)	3,739,128
Affiliated Issuers (Cost $9,257)	9,257
Total Investments in Securities	3,748,385
Investment in Vanguard	144
Cash Collateral Pledged—Futures Contracts	1,265
Cash Collateral Pledged—Forward Currency Contracts	10
Cash Collateral Received for ETF Capital Activity	2,701
Foreign Currency, at Value (Cost $2,319)	2,212
Receivables for Accrued Income	14,812
Receivables for Capital Shares Issued	1,620
Variation Margin Receivable—Futures Contracts	514
Unrealized Appreciation—Forward Currency Contracts	267
Total Assets	3,771,930
Liabilities
Due to Custodian	505
Payables for Investment Securities Purchased	60
Collateral for Securities on Loan	7,378
Collateral for ETF Capital Activity	2,701
Payables for Capital Shares Redeemed	72
Payables to Vanguard	327
Unrealized Depreciation—Forward Currency Contracts	278
Deferred Foreign Capital Gains Taxes	2,522
Total Liabilities	13,843
Net Assets	3,758,087
1 Includes $6,949 of securities on loan.

International Dividend Appreciation Index Fund
Statement of Assets and Liabilities (continued)
At October 31, 2022, net assets consisted of:
($000s, except shares and per-share amounts)	Amount
Paid-in Capital	4,221,762
Total Distributable Earnings (Loss)	(463,675)
Net Assets	3,758,087

ETF Shares—Net Assets
Applicable to 54,713,032 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	3,508,348
Net Asset Value Per Share—ETF Shares	$64.12

Admiral Shares—Net Assets
Applicable to 7,995,579 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	249,739
Net Asset Value Per Share—Admiral Shares	$31.23

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends[1]	78,128
Non-Cash Dividends	5,109
Interest[2]	50
Securities Lending—Net	154
Total Income	83,441
Expenses
The Vanguard Group—Note B
Investment Advisory Services	418
Management and Administrative—ETF Shares	4,690
Management and Administrative—Admiral Shares	387
Marketing and Distribution—ETF Shares	176
Marketing and Distribution—Admiral Shares	13
Custodian Fees	334
Auditing Fees	40
Shareholders’ Reports—ETF Shares	138
Shareholders’ Reports—Admiral Shares	9
Trustees’ Fees and Expenses	2
Other Expenses	112
Total Expenses	6,319
Expenses Paid Indirectly	(8)
Net Expenses	6,311
Net Investment Income	77,130
Realized Net Gain (Loss)
Investment Securities Sold[2,3,4]	(14,976)
Futures Contracts	(4,573)
Forward Currency Contracts	(188)
Foreign Currencies	(1,432)
Realized Net Gain (Loss)	(21,169)

International Dividend Appreciation Index Fund
Statement of Operations (continued)
Year Ended October 31, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,5]	(1,129,412)
Futures Contracts	(167)
Forward Currency Contracts	315
Foreign Currencies	(1,189)
Change in Unrealized Appreciation (Depreciation)	(1,130,453)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,074,492)
1	Dividends are net of foreign withholding taxes of $9,927,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $43,000, ($16,000), less than $1,000, and less than $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $1,863,000.
4	Includes $2,826,000 of net gain (loss) resulting from in-kind redemptions.
5	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($2,118,000).

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	77,130	48,504
Realized Net Gain (Loss)	(21,169)	459,247
Change in Unrealized Appreciation (Depreciation)	(1,130,453)	351,103
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,074,492)	858,854
Distributions
ETF Shares	(304,771)	(39,771)
Admiral Shares	(23,591)	(3,300)
Total Distributions	(328,362)	(43,071)
Capital Share Transactions
ETF Shares	662,695	943,215
Admiral Shares	25,028	38,209
Net Increase (Decrease) from Capital Share Transactions	687,723	981,424
Total Increase (Decrease)	(715,131)	1,797,207
Net Assets
Beginning of Period	4,473,218	2,676,011
End of Period	3,758,087	4,473,218

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$89.86	$69.97	$68.72	$58.65	$64.25
Investment Operations
Net Investment Income[1]	1.401	1.094	.958	1.452[2]	1.196
Net Realized and Unrealized Gain (Loss) on Investments[3]	(20.753)	19.776	1.551	9.578	(5.623)
Total from Investment Operations	(19.352)	20.870	2.509	11.030	(4.427)
Distributions
Dividends from Net Investment Income	(1.206)	(.980)	(1.259)	(.960)	(1.173)
Distributions from Realized Capital Gains	(5.182)	—	—	—	—
Total Distributions	(6.388)	(.980)	(1.259)	(.960)	(1.173)
Net Asset Value, End of Period	$64.12	$89.86	$69.97	$68.72	$58.65
Total Return	-22.90%	29.93%	3.73%	18.96%	-7.04%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,508	$4,150	$2,456	$1,305	$861
Ratio of Total Expenses to Average Net Assets	0.15%[4]	0.15%	0.20%	0.20%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.87%	1.28%	1.40%	2.24%[2]	1.83%
Portfolio Turnover Rate[5]	22%	65%	17%	42%	36%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.388 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Includes increases from purchase and redemption fees of $.00, $.00, $.01, $.02, and $.02.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.15%.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$43.72	$34.03	$33.42	$28.52	$31.24
Investment Operations
Net Investment Income[1]	.675	.518	.453	.686[2]	.576
Net Realized and Unrealized Gain (Loss) on Investments[3]	(10.061)	9.645	.765	4.679	(2.727)
Total from Investment Operations	(9.386)	10.163	1.218	5.365	(2.151)
Distributions
Dividends from Net Investment Income	(.583)	(.473)	(.608)	(.465)	(.569)
Distributions from Realized Capital Gains	(2.521)	—	—	—	—
Total Distributions	(3.104)	(.473)	(.608)	(.465)	(.569)
Net Asset Value, End of Period	$31.23	$43.72	$34.03	$33.42	$28.52
Total Return[4]	-22.85%	29.96%	3.72%	18.96%	-7.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$250	$323	$220	$218	$175
Ratio of Total Expenses to Average Net Assets	0.16%[5]	0.16%	0.20%	0.20%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.85%	1.25%	1.36%	2.24%[2]	1.83%
Portfolio Turnover Rate[6]	22%	65%	17%	42%	36%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $.188 and 0.65%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Includes increases from purchase and redemption fees of $.00, $.00, $.00, $.00, and $.01.
4	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.16%.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International Dividend Appreciation Index Fund
Notes to Financial Statements
Vanguard International Dividend Appreciation Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

International Dividend Appreciation Index Fund
Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

International Dividend Appreciation Index Fund
During the year ended October 31, 2022, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Collateral for ETF Capital Activity: When an authorized participant fails to deliver one or more of the securities within a designated basket (in the case of a subscription), fails to deliver the fund ETF Shares (in the case of a redemption), or is required by the fund, prior to settlement, to accommodate the trading of foreign securities in local markets (in the case of redemption for an international equity ETF), the fund may require the authorized participant to deliver and maintain cash collateral in accordance with the authorized participant agreement. The fund may invest the collateral in short-term debt instruments or U.S. Treasury securities, or maintain the balance as cash. Daily market fluctuations could cause the value of the missing securities or fund ETF Shares to be more or less than the value of the collateral received; when this occurs the collateral is adjusted. The fund earns interest income from investments and/or custody fee offsets from the cash balance. The fund records an asset (cash or investment, as applicable) and a corresponding liability for the return of the collateral in the Statement of Assets and Liabilities. Interest income and custody fee offsets earned on the investment of collateral are included in the Statement of Operations.

International Dividend Appreciation Index Fund
9. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
10. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of

International Dividend Appreciation Index Fund
trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $144,000, representing less than 0.01% of the fund’s net assets and 0.06% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $8,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

International Dividend Appreciation Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	702,948	—	—	702,948
Common Stocks—Other	60,128	2,976,052	—	3,036,180
Temporary Cash Investments	9,257	—	—	9,257
Total	772,333	2,976,052	—	3,748,385
Derivative Financial Instruments
Assets
Futures Contracts[1]	264	—	—	264
Forward Currency Contracts	—	267	—	267
Total	264	267	—	531
Liabilities
Futures Contracts[1]	389	—	—	389
Forward Currency Contracts	—	278	—	278
Total	389	278	—	667
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	At October 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	264	—	264
Unrealized Appreciation—Forward Currency Contracts	—	267	267
Total Assets	264	267	531

Unrealized Depreciation—Futures Contracts[1]	389	—	389
Unrealized Depreciation—Forward Currency Contracts	—	278	278
Total Liabilities	389	278	667
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

International Dividend Appreciation Index Fund
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(4,573)	—	(4,573)
Forward Currency Contracts	—	(188)	(188)
Realized Net Gain (Loss) on Derivatives	(4,573)	(188)	(4,761)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(167)	—	(167)
Forward Currency Contracts	—	315	315
Change in Unrealized Appreciation (Depreciation) on Derivatives	(167)	315	148
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	2,804
Total Distributable Earnings (Loss)	(2,804)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	22,886
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(27,589)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(459,731)

International Dividend Appreciation Index Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	197,526	43,071
Long-Term Capital Gains	130,836	—
Total	328,362	43,071
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	4,204,800
Gross Unrealized Appreciation	274,108
Gross Unrealized Depreciation	(730,462)
Net Unrealized Appreciation (Depreciation)	(456,354)
G.	During the year ended October 31, 2022, the fund purchased $1,461,909,000 of investment securities and sold $1,019,831,000 of investment securities, other than temporary cash investments. Purchases and sales include $564,139,000 and $12,559,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	676,377	8,730	1,155,426	13,632
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	(13,682)	(200)	(212,211)	(2,550)
Net Increase (Decrease)—ETF Shares	662,695	8,530	943,215	11,082
Admiral Shares
Issued[1]	65,935	1,814	69,649	1,698
Issued in Lieu of Cash Distributions	20,104	513	2,725	66
Redeemed[2]	(61,011)	(1,723)	(34,165)	(833)
Net Increase (Decrease)—Admiral Shares	25,028	604	38,209	931
1	Includes purchase fees for fiscal 2022 and 2021 of $200,000 and $175,000, respectively (fund totals).
2	Net of redemption fees for fiscal 2022 and 2021 of $203,000 and $80,000, respectively (fund totals).
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.

International High Dividend Yield Index Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: February 25, 2016, Through October 31, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Five Years	Since Inception (2/25/2016)	Final Value of a $10,000 Investment
International High Dividend Yield Index Fund ETF Shares Net Asset Value	-15.16%	0.48%	5.35%	$14,166
International High Dividend Yield Index Fund ETF Shares Market Price	-15.13	0.47	5.40	14,205
FTSE All-World ex US High Dividend Yield Index	-14.91	0.73	5.75	14,526
“Since Inception” performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Five Years	Since Inception (3/2/2016)	Final Value of a $10,000 Investment
International High Dividend Yield Index Fund Admiral Shares	-15.52%	0.39%	4.79%	$13,657
FTSE All-World ex US High Dividend Yield Index	-14.91	0.73	5.22	14,040
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.
See Financial Highlights for dividend and capital gains information.

International High Dividend Yield Index Fund
Cumulative Returns of ETF Shares: February 25, 2016, Through October 31, 2022
	One Year	Five Years	Since Inception (2/25/2016)
International High Dividend Yield Index Fund ETF Shares Market Price	-15.13%	2.39%	42.05%
International High Dividend Yield Index Fund ETF Shares Net Asset Value	-15.16	2.40	41.66
FTSE All-World ex US High Dividend Yield Index	-14.91	3.69	45.26
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standard(s).
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and click on Price, and then scroll down to the Premium/Discount Chart. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.
Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases and redemptions. The fees do not apply to the ETF Shares.

International High Dividend Yield Index Fund
Fund Allocation
As of October 31, 2022
United Kingdom	13.4%
Japan	12.8
Canada	8.8
Australia	8.4
Switzerland	7.2
France	6.1
Germany	6.0
China	4.8
Taiwan	4.3
Brazil	3.2
Italy	2.0
Hong Kong	1.8
Spain	1.7
Saudi Arabia	1.6
Singapore	1.5
Sweden	1.5
Finland	1.4
South Korea	1.4
Netherlands	1.3
South Africa	1.2
Mexico	1.1
Norway	1.1
India	1.0
Other	6.4
The table reflects the fund’s investments, except for short-term investments and derivatives.
The fund may invest in derivatives (such as futures and swap contracts) for various reasons, including, but not limited to, attempting to remain fully invested and tracking its target index as closely as possible.

International High Dividend Yield Index Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Australia (8.4%)
	BHP Group Ltd.	2,412,467	57,948
	Commonwealth Bank of Australia	820,786	55,031
	National Australia Bank Ltd.	1,521,567	31,606
	Westpac Banking Corp.	1,676,336	25,884
	Australia & New Zealand Banking Group Ltd.	1,477,674	24,210
	Woodside Energy Group Ltd.	909,411	21,024
	Macquarie Group Ltd.	165,883	17,995
	Wesfarmers Ltd.	541,940	15,727
	Transurban Group (XASX)	1,468,218	12,455
	Rio Tinto Ltd.	178,592	10,135
	Amcor plc GDR	720,723	8,370
	Fortescue Metals Group Ltd.	766,527	7,221
	Coles Group Ltd.	608,444	6,362
	QBE Insurance Group Ltd.	710,710	5,568
	South32 Ltd.	2,223,402	5,101
	Brambles Ltd.	662,919	4,963
	Sonic Healthcare Ltd.	234,922	4,918
*	Telstra Group Ltd.	1,956,055	4,905
	Suncorp Group Ltd.	599,069	4,382
	Computershare Ltd. (XASX)	255,140	4,130
	ASX Ltd.	93,542	4,053
	APA Group	561,388	3,780
	Insurance Australia Group Ltd.	1,195,604	3,753
	Origin Energy Ltd.	835,247	2,984
*	Lottery Corp. Ltd.	1,078,267	2,958
	Atlas Arteria Ltd.	697,572	2,937
	Endeavour Group Ltd.	608,395	2,785
	Medibank Pvt Ltd.	1,329,613	2,394
	Incitec Pivot Ltd.	927,315	2,230
	Whitehaven Coal Ltd.	381,361	2,215
	carsales.com Ltd.	157,348	2,038
	Ampol Ltd.	112,637	1,965
	Aurizon Holdings Ltd.	839,758	1,946
	Orica Ltd.	212,682	1,892
	Lendlease Corp. Ltd.	328,793	1,828
	Worley Ltd.	178,231	1,628
	Bendigo & Adelaide Bank Ltd.	277,514	1,602
	Bank of Queensland Ltd.	310,758	1,463
		Shares	Market Value• ($000)
	JB Hi-Fi Ltd.	51,453	1,410
	Challenger Ltd.	309,838	1,392
	AGL Energy Ltd.	317,673	1,384
	Metcash Ltd.	477,258	1,253
	Ansell Ltd.	61,985	1,119
	Iluka Resources Ltd.	197,103	1,092
	Alumina Ltd.	1,174,986	1,016
	Downer EDI Ltd.	324,449	932
	Orora Ltd.	396,112	769
	Harvey Norman Holdings Ltd.	277,961	740
	CSR Ltd.	237,174	703
	Tabcorp Holdings Ltd.	1,113,555	688
	Insignia Financial Ltd.	323,336	652
	Deterra Royalties Ltd.	221,886	582
[1]	Perpetual Ltd.	30,688	489
	Magellan Financial Group Ltd.	71,994	457
	Platinum Asset Management Ltd.	208,150	238
	Adbri Ltd.	197,521	199
*	Sierra Rutile Holdings Ltd.	6,055	1
			387,502
Austria (0.2%)
	Erste Group Bank AG	158,050	3,895
	OMV AG	68,054	3,134
	ANDRITZ AG	33,703	1,566
	voestalpine AG	57,704	1,253
	Raiffeisen Bank International AG	59,395	826
	Telekom Austria AG Class A	66,597	387
			11,061
Belgium (0.4%)
	KBC Group NV	132,105	6,620
	Groupe Bruxelles Lambert SA	51,360	3,787
	Ageas SA	88,339	3,058
	Solvay SA	33,108	2,988
	Proximus SADP	65,117	683
	Etablissements Franz Colruyt NV	23,248	560
			17,696
Brazil (3.2%)
	Vale SA	1,866,988	24,263
	Petroleo Brasileiro SA Preference Shares	2,676,983	15,449

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Petroleo Brasileiro SA	1,792,300	11,540
	Itau Unibanco Holding SA Preference Shares	1,548,307	9,112
	B3 SA - Brasil Bolsa Balcao	2,907,214	8,465
	Banco Bradesco SA Preference Shares	2,199,817	8,458
	Ambev SA	1,958,450	6,066
	Centrais Eletricas Brasileiras SA	563,882	5,439
	Itausa SA Preference Shares	2,255,925	4,690
	JBS SA	644,400	3,114
	Itau Unibanco Holding SA	606,200	2,983
	Banco Do Brasil SA	405,418	2,906
	Equatorial Energia SA	447,173	2,600
	Gerdau SA Preference Shares	508,400	2,534
	Itau Unibanco Holding SA ADR	426,251	2,481
	Banco Bradesco SA	630,746	2,032
	Vibra Energia SA	543,267	1,919
	Cosan SA	582,900	1,903
	Hypera SA	190,582	1,875
	Cia de Saneamento Basico do Estado de Sao Paulo	159,700	1,858
	BB Seguridade Participacoes SA	322,057	1,851
	Centrais Eletricas Brasileiras SA Preference Shares	166,400	1,718
	Klabin SA	366,000	1,532
	Banco Bradesco SA ADR	379,134	1,437
	CCR SA	534,110	1,340
	Energisa SA	121,800	1,143
	Ultrapar Participacoes SA	412,200	1,070
	Banco Santander Brasil SA	178,902	1,031
	TIM SA	386,154	987
	Telefonica Brasil SA	118,518	948
	Cia Paranaense de Energia Preference Shares	659,700	945
	Sul America SA	189,350	874
	Transmissora Alianca de Energia Eletrica SA	112,119	872
	Metalurgica Gerdau SA Preference Shares	344,400	750
	Cia Siderurgica Nacional SA	310,700	739
	Cia Energetica de Minas Gerais ADR	329,795	722
[1]	Telefonica Brasil SA ADR	85,163	680
	Cielo SA	561,600	647
	Engie Brasil Energia SA	81,616	635
	Braskem SA Preference Shares	95,200	621
	CPFL Energia SA	86,700	595
	Bradespar SA Preference Shares	125,807	585
	Cia Energetica de Minas Gerais Preference Shares	258,271	568
	EDP - Energias do Brasil SA	118,176	528
		Shares	Market Value• ($000)
	Raizen SA Preference Shares	588,700	489
	Cia de Transmissao de Energia Eletrica Paulista Preference Shares	96,408	457
	Auren Energia SA	157,602	455
	Porto Seguro SA	92,518	416
	Caixa Seguridade Participacoes SA	238,000	406
	Sao Martinho SA	77,200	403
	Ambev SA ADR	131,742	401
	Neoenergia SA	119,100	383
	Marfrig Global Foods SA	179,200	371
	Usinas Siderurgicas De Minas Gerais SAUsiminas Preference Shares	240,700	337
	Dexco SA	162,100	304
	SIMPAR SA	122,800	257
	Odontoprev SA	154,540	248
	CSN Mineracao SA	200,000	128
			147,560
Canada (8.8%)
[1]	Royal Bank of Canada	672,714	62,242
	Toronto-Dominion Bank	874,303	55,955
[1]	Enbridge Inc.	969,900	37,789
	Canadian Natural Resources Ltd.	529,439	31,754
[1]	Bank of Montreal	323,284	29,779
	Bank of Nova Scotia	578,019	27,939
	Suncor Energy Inc.	658,323	22,644
	TC Energy Corp.	483,120	21,221
	Canadian Imperial Bank of Commerce	423,681	19,241
	Manulife Financial Corp.	918,937	15,231
	Sun Life Financial Inc.	279,545	11,873
	National Bank of Canada	159,989	10,893
	Fortis Inc. (XTSE)	228,361	8,909
	Pembina Pipeline Corp.	268,971	8,880
	Restaurant Brands International Inc. (XTSE)	145,342	8,636
	BCE Inc.	147,530	6,654
	Power Corp. of Canada	254,577	6,322
	Shaw Communications Inc. Class B	203,799	5,234
	TELUS Corp.	227,372	4,748
[2]	Hydro One Ltd.	151,187	3,791
	Great-West Lifeco Inc.	127,492	2,952
[1]	Canadian Utilities Ltd. Class A	60,508	1,610
	IGM Financial Inc.	38,390	1,028
			405,325
Chile (0.2%)
	Banco De Chile	20,503,398	1,877
	Empresas COPEC SA	240,388	1,657
	Enel Americas SA	9,073,755	899
	Banco de Credito e Inversiones SA	26,486	738
	Banco Santander Chile ADR	40,199	580
	Enel Chile SA	12,774,794	450
	Banco Santander Chile SA	12,155,519	436
	Cia Cervecerias Unidas SA	56,236	309

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Embotelladora Andina SA Preference Shares	173,947	304
	Colbun SA	3,097,393	304
	Cencosud Shopping SA	238,310	260
	CAP SA	38,959	208
			8,022
China (4.8%)
	China Construction Bank Corp. Class H	43,952,000	23,325
	Industrial & Commercial Bank of China Ltd. Class H	37,653,000	16,348
	Ping An Insurance Group Co. of China Ltd. Class H	2,997,000	11,998
	Bank of China Ltd. Class H	33,978,000	10,944
	China Merchants Bank Co. Ltd. Class H	1,709,438	5,597
	China Petroleum and Chemical Corp. (Sinopec) Class H	11,366,000	4,505
	China Shenhua Energy Co. Ltd. Class H	1,714,000	4,502
	China Resources Land Ltd.	1,339,000	4,189
	Agricultural Bank of China Ltd. Class H	13,834,000	3,949
	China Life Insurance Co. Ltd. Class H	3,576,000	3,899
	PetroChina Co. Ltd. Class H	9,892,000	3,784
	China Overseas Land & Investment Ltd.	1,865,700	3,565
	China Merchants Bank Co. Ltd. Class A	815,342	3,008
	PICC Property & Casualty Co. Ltd. Class H	3,256,000	3,003
	Zijin Mining Group Co. Ltd. Class H	2,800,000	2,671
	China Yangtze Power Co. Ltd. Class A	763,200	2,124
	China Pacific Insurance Group Co. Ltd. Class H	1,277,200	2,059
	Yanzhou Coal Mining Co. Ltd. Class H	728,000	2,047
	Citic Pacific Ltd.	2,285,000	2,045
[2]	Postal Savings Bank of China Co. Ltd. Class H	4,357,000	2,021
[2]	China Tower Corp. Ltd. Class H	22,196,000	2,008
	Bank of Communications Ltd. Class H	3,606,000	1,759
	CITIC Securities Co. Ltd. Class H	1,165,757	1,742
	China CITIC Bank Corp. Ltd. Class H	4,364,620	1,645
	Great Wall Motor Co. Ltd. Class H	1,456,000	1,591
	Industrial & Commercial Bank of China Ltd. Class A	2,680,000	1,526
	Anhui Conch Cement Co. Ltd. Class H	588,828	1,516
	Industrial Bank Co. Ltd. Class A	722,200	1,490
		Shares	Market Value• ($000)
	Tingyi Cayman Islands Holding Corp.	949,000	1,483
	Bank of China Ltd. Class A	3,584,100	1,479
	Agricultural Bank of China Ltd. Class A	3,893,756	1,473
	China Resources Power Holdings Co. Ltd.	945,000	1,373
	China Vanke Co. Ltd. Class H	1,058,005	1,358
	Ping An Insurance Group Co. of China Ltd. Class A	260,600	1,294
	Hengan International Group Co. Ltd.	331,843	1,287
	China Gas Holdings Ltd.	1,423,600	1,263
	China National Building Material Co. Ltd. Class H	2,148,000	1,247
	Wanhua Chemical Group Co. Ltd. Class A	110,700	1,222
	Sinopharm Group Co. Ltd. Class H	603,600	1,145
[2]	Longfor Group Holdings Ltd.	867,620	1,105
	People's Insurance Co. Group of China Ltd. Class H	3,961,000	1,095
[2]	China Feihe Ltd.	1,885,000	1,086
	China Resources Gas Group Ltd.	420,000	1,076
	Yangzijiang Shipbuilding Holdings Ltd.	1,262,200	1,070
[2]	Huatai Securities Co. Ltd. Class H	1,086,400	1,064
[2]	Fuyao Glass Industry Group Co. Ltd. Class H	296,800	1,064
[1]	China Minsheng Banking Corp. Ltd. Class H	3,635,470	1,056
	Kunlun Energy Co. Ltd.	1,748,000	1,045
[2]	CGN Power Co. Ltd. Class H	5,030,000	1,019
	China Petroleum & Chemical Corp. Class A	1,695,100	947
	China State Construction Engineering Corp. Ltd. Class A	1,450,800	943
	China Coal Energy Co. Ltd. Class H	1,265,000	930
	China Merchants Port Holdings Co. Ltd.	790,000	926
	Guangzhou Automobile Group Co. Ltd. Class H	1,518,000	925
	Weichai Power Co. Ltd. Class H	929,000	890
	Shanghai Pudong Development Bank Co. Ltd. Class A	948,300	864
	Kingboard Holdings Ltd.	349,000	862
	Guangdong Investment Ltd.	1,348,000	850
	Yanzhou Coal Mining Co. Ltd. Class A	149,764	833
	Shaanxi Coal Industry Co. Ltd. Class A	305,000	829

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	China State Construction International Holdings Ltd.	894,000	804
	Poly Developments and Holdings Group Co. Ltd. Class A	414,300	787
	Haitong Securities Co. Ltd. Class H	1,599,600	782
*	Huaneng Power International Inc. Class H	2,156,000	771
	China Hongqiao Group Ltd.	1,085,500	768
	China Power International Development Ltd.	2,627,370	759
	China Construction Bank Corp. Class A	1,022,300	748
	Bank of Communications Co. Ltd. Class A	1,221,800	746
	China Railway Group Ltd. Class H	1,646,000	716
	Beijing Enterprises Holdings Ltd.	275,000	698
	Inner Mongolia Yitai Coal Co. Ltd. Class B	468,100	662
	China Medical System Holdings Ltd.	593,000	648
	New China Life Insurance Co. Ltd. Class H	406,133	645
	China Galaxy Securities Co. Ltd. Class H	1,717,500	643
	CRRC Corp. Ltd. Class H	2,119,000	642
	Shanghai Pharmaceuticals Holding Co. Ltd. Class H	472,800	641
	Minth Group Ltd.	324,000	639
	Fosun International Ltd.	1,028,000	628
	China Shenhua Energy Co. Ltd. Class A	162,600	624
	China Pacific Insurance Group Co. Ltd. Class A	234,950	613
	Bosideng International Holdings Ltd.	1,402,000	606
	BOE Technology Group Co. Ltd. Class A	1,313,800	603
	Country Garden Holdings Co.	4,642,200	598
	China Everbright Bank Co. Ltd. Class H	2,292,000	593
	China Railway Group Ltd. Class A	853,100	584
	China Everbright International Ltd.	1,719,000	572
[2]	China Merchants Securities Co. Ltd. Class H	615,160	570
	SAIC Motor Corp. Ltd. Class A	301,200	569
	Guotai Junan Securities Co. Ltd. Class A	300,800	546
[2]	China Resources Pharmaceutical Group Ltd.	807,000	544
	JOYY Inc. ADR	20,728	523
		Shares	Market Value• ($000)
	China Insurance International Holdings Co. Ltd.	752,800	521
	Far East Horizon Ltd.	673,000	520
	Zhejiang Expressway Co. Ltd. Class H	838,000	519
[2]	Guotai Junan Securities Co. Ltd. Class H	507,600	513
	GF Securities Co. Ltd. Class H	503,000	512
	Yuexiu Property Co. Ltd.	598,600	511
	Cosco Shipping Ports Ltd.	988,000	487
	Sany Heavy Industry Co. Ltd. Class A	260,300	483
	Shenzhen International Holdings Ltd.	708,000	476
	Bank of Nanjing Co. Ltd. Class A	334,100	473
	Haitong Securities Co. Ltd. Class A	393,500	456
	Nine Dragons Paper Holdings Ltd.	766,000	454
	China National Nuclear Power Co. Ltd. Class A	547,300	453
[2]	Topsports International Holdings Ltd.	896,000	452
	Uni-President China Holdings Ltd.	594,000	439
	China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	242,400	437
	Postal Savings Bank of China Co. Ltd. Class A	808,900	430
	Bank of Shanghai Co. Ltd. Class A	557,633	427
*	COSCO SHIPPING Energy Transportation Co. Ltd. Class H	584,000	425
	Beijing Enterprises Water Group Ltd.	2,008,000	422
	China United Network Communications Ltd. Class A	896,300	413
	China Vanke Co. Ltd. Class A	221,900	411
	GF Securities Co. Ltd. Class A	219,700	411
	Jiangsu Expressway Co. Ltd. Class H	580,000	409
	China Jinmao Holdings Group Ltd.	3,040,800	403
[2]	Dali Foods Group Co. Ltd.	976,000	402
	China Everbright Bank Co. Ltd. Class A	1,077,300	402
	Greentown China Holdings Ltd.	419,500	400
	Baoshan Iron & Steel Co. Ltd. Class A	596,800	394
	China Resources Cement Holdings Ltd.	1,082,000	391
	Chongqing Rural Commercial Bank Co. Ltd. Class H	1,281,000	388
	China Lesso Group Holdings Ltd.	472,000	383

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Kingboard Laminates Holdings Ltd.	477,500	381
	Daqin Railway Co. Ltd. Class A	431,900	379
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	301,220	377
	China Communications Services Corp. Ltd. Class H	1,336,000	373
	Huadian Power International Corp. Ltd. Class H	1,234,000	371
	China Cinda Asset Management Co. Ltd. Class H	3,955,200	367
	China Minsheng Banking Corp. Ltd. Class A	809,700	366
	Citic Pacific Special Steel Group Co. Ltd. Class A	161,702	357
	Bank of Hangzhou Co. Ltd. Class A	206,450	343
	Anhui Conch Cement Co. Ltd. Class A	101,100	337
	China Suntien Green Energy Corp. Ltd. Class H	870,000	330
	Bank of Beijing Co. Ltd. Class A	588,400	326
	New China Life Insurance Co. Ltd. Class A	100,600	323
	SDIC Power Holdings Co. Ltd. Class A	221,586	307
[2]	CSC Financial Co. Ltd. Class H	415,500	301
	Sinotrans Ltd. Class H	1,214,000	296
	Henan Shuanghui Investment & Development Co. Ltd. Class A	93,000	290
	Chongqing Changan Automobile Co. Ltd. Class B	667,316	289
	Hopson Development Holdings Ltd.	353,260	283
	Sichuan Chuantou Energy Co. Ltd. Class A	183,500	278
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H	853,400	275
	Huaxia Bank Co. Ltd. Class A	410,700	270
[2]	BAIC Motor Corp. Ltd. Class H	1,206,000	267
	TCL Technology Group Corp. Class A	495,000	266
[2]	China Railway Signal & Communication Corp. Ltd. Class H	914,000	260
*	Shanghai Electric Group Co. Ltd. Class H	1,302,000	254
	Metallurgical Corp. of China Ltd. Class H	1,555,000	248
	Sinotruk Hong Kong Ltd.	273,760	244
*	Yangzijiang Financial Holding	1,110,800	243
		Shares	Market Value• ($000)
[2]	Legend Holdings Corp. Class H	284,800	239
	Lee & Man Paper Manufacturing Ltd.	758,000	230
	Shougang Fushan Resources Group Ltd.	844,164	229
	Sinopec Engineering Group Co. Ltd. Class H	638,500	228
	Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	98,500	227
	China Everbright Ltd.	420,000	221
	Livzon Pharmaceutical Group Inc. Class H	82,400	216
	Lao Feng Xiang Co. Ltd. Class B	76,200	214
	Jiangsu Expressway Co. Ltd. Class A	207,500	212
	Yantai Changyu Pioneer Wine Co. Ltd. Class B	141,000	202
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	270,462	201
	China Merchants Securities Co. Ltd. Class A	117,200	201
*	Huaneng Power International Inc. Class A	217,600	200
	LB Group Co. Ltd. Class A	94,400	199
	Angang Steel Co. Ltd. Class H	955,000	198
	Hunan Valin Steel Co. Ltd. Class A	359,800	197
	Shanghai International Port Group Co. Ltd. Class A	274,600	195
	China National Chemical Engineering Co. Ltd. Class A	200,400	195
	Jinke Smart Services Group Co. Ltd. Class H	133,200	195
	Yanlord Land Group Ltd.	316,800	194
	Shenzhen Expressway Corp. Ltd. Class A	170,400	192
	Dongfang Electric Corp. Ltd. Class H	125,200	189
*	Datang International Power Generation Co. Ltd. Class H	1,452,000	185
	Huayu Automotive Systems Co. Ltd. Class A	80,200	184
	Gemdale Corp. Class A	165,900	179
	Metallurgical Corp. of China Ltd. Class A	452,100	179
	Xiamen C & D Inc. Class A	106,800	176
	China International Marine Containers Group Co. Ltd. Class H	274,200	175
	Hengli Petrochemical Co. Ltd. Class A	82,600	174

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
[2]	A-Living Smart City Services Co. Ltd.	304,500	173
	Shenzhen Overseas Chinese Town Co. Ltd. Class A	297,500	172
	China Reinsurance Group Corp. Class H	3,234,000	171
	Shanghai Industrial Holdings Ltd.	174,000	170
	Bank of Jiangsu Co. Ltd. Class A	179,160	170
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H	72,000	161
	Sinopec Shanghai Petrochemical Co. Ltd. Class H	1,222,720	160
	Shui On Land Ltd.	1,737,000	159
	China CITIC Bank Corp. Ltd. Class A	266,000	158
	Bank of Guiyang Co. Ltd. Class A	220,100	157
[2]	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co. Class H	72,500	153
*	Seazen Group Ltd.	931,549	150
	Towngas Smart Energy Co. Ltd.	416,185	146
	Sinopec Shanghai Petrochemical Co. Ltd. Class A	344,300	145
	Maanshan Iron & Steel Co. Ltd. Class A	418,800	145
	Guosen Securities Co. Ltd. Class A	119,900	142
	Huaibei Mining Holdings Co. Ltd. Class A	79,800	142
	Weifu High-Technology Group Co. Ltd. Class A	59,700	141
	Xiamen Tungsten Co. Ltd. Class A	50,400	139
	Zhejiang Weixing New Building Materials Co. Ltd. Class A	57,800	138
	China International Marine Containers Group Co. Ltd. Class A	148,150	135
	Shenzhen Investment Ltd.	986,000	134
	Jointown Pharmaceutical Group Co. Ltd. Class A	75,600	130
*	Seazen Holdings Co. Ltd. Class A	71,000	128
	Shengyi Technology Co. Ltd. Class A	67,100	128
	Kingfa Sci & Tech Co. Ltd. Class A	94,900	126
	Shanghai Pharmaceuticals Holding Co. Ltd. Class A	51,300	124
	Hangzhou Binjiang Real Estate Group Co. Ltd. Class A	98,802	121
	Beijing Jingneng Clean Energy Co. Ltd. Class H	618,000	115
	Agile Group Holdings Ltd.	602,000	114
		Shares	Market Value• ($000)
[1,3]	CIFI Holdings Group Co. Ltd.	1,706,480	110
	Tangshan Jidong Cement Co. Ltd. Class A	104,600	109
[2]	Orient Securities Co. Ltd. Class H	290,800	108
	Hubei Xingfa Chemicals Group Co. Ltd. Class A	27,500	107
[2]	Everbright Securities Co. Ltd. Class H	196,400	106
	Huaxin Cement Co. Ltd. Class H	122,200	105
	Anhui Expressway Co. Ltd. Class H	162,000	104
	Livzon Pharmaceutical Group Inc. Class A	21,500	104
	Hengyi Petrochemical Co. Ltd. Class A	112,700	104
	Huafon Chemical Co. Ltd. Class A	112,800	103
[3]	Shimao Group Holdings Ltd.	534,000	102
	Bank of Suzhou Co. Ltd. Class A	107,200	101
	Ningxia Baofeng Energy Group Co. Ltd. Class A	63,400	100
	Shanghai Jinjiang International Hotels Co. Ltd. Class B	53,500	98
	Universal Scientific Industrial Shanghai Co. Ltd. Class A	40,900	98
	Joyoung Co. Ltd. Class A	47,500	95
	China World Trade Center Co. Ltd. Class A	48,600	91
	Sino-Ocean Group Holding Ltd.	1,341,000	89
[2]	Shenwan Hongyuan Group Co. Ltd. Class H	532,800	87
	Tian Di Science & Technology Co. Ltd. Class A	129,800	87
	Tangshan Sanyou Chemical Industries Co. Ltd. Class A	111,200	87
*,2,3	Evergrande Property Services Group Ltd.	1,370,500	87
*	Datang International Power Generation Co. Ltd. Class A	222,100	86
	Luolai Lifestyle Technology Co. Ltd. Class A	65,600	85
	Huatai Securities Co. Ltd. Class A	51,300	84
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	113,300	83
	Shenzhen Expressway Co. Ltd. Class H	114,000	82
	Shanxi Taigang Stainless Steel Co. Ltd. Class A	150,400	82
	Jizhong Energy Resources Co. Ltd. Class A	95,600	80

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
*	Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	130,900	79
	Xinjiang Tianshan Cement Co. Ltd. Class A	73,600	78
	BBMG Corp. Class H	734,000	76
	Pingdingshan Tianan Coal Mining Co. Ltd. Class A	50,200	76
	Beijing Shunxin Agriculture Co. Ltd. Class A	26,200	74
	Huaxin Cement Co. Ltd. Class A	39,900	73
	Shenzhen Gas Corp. Ltd. Class A	79,800	71
	Weifu High-Technology Group Co. Ltd. Class B	46,400	70
	Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	81,800	70
	Beijing Capital Development Co. Ltd. Class A	97,700	68
	Tianshan Aluminum Group Co. Ltd. Class A	78,600	67
*	Shandong Chenming Paper Holdings Ltd. Class H	234,000	66
	Zhuzhou Kibing Group Co. Ltd. Class A	60,300	65
	G-bits Network Technology Xiamen Co. Ltd. Class A	1,800	63
	Chinese Universe Publishing and Media Group Co. Ltd. Class A	48,800	57
*,2	Shimao Services Holdings Ltd.	341,000	55
	Huadian Power International Corp. Ltd. Class A	74,000	55
[2]	China East Education Holdings Ltd.	171,000	54
	Kwg Group Holdings Ltd.	552,500	53
*	Jiangxi Zhengbang Technology Co. Ltd. Class A	108,700	52
	Bank of Qingdao Co. Ltd. Class A	116,750	49
	Sinoma International Engineering Co. Class A	41,200	48
	Bank of Changsha Co. Ltd. Class A	53,300	47
	Bank of Chengdu Co. Ltd. Class A	24,400	46
	Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia Class A	26,100	44
	Guangxi Guiguan Electric Power Co. Ltd. Class A	51,300	44
	China South Publishing & Media Group Co. Ltd. Class A	33,100	43
		Shares	Market Value• ($000)
	Shanghai Construction Group Co. Ltd. Class A	121,100	43
	Huafa Industrial Co. Ltd. Zhuhai Class A	35,200	41
*	Yango Group Co. Ltd. Class A	170,600	39
	Shanghai Tunnel Engineering Co. Ltd. Class A	55,300	39
	CSG Holding Co. Ltd. Class A	37,000	35
*	China Zheshang Bank Co. Ltd. Class A	91,600	35
	Financial Street Holdings Co. Ltd. Class A	48,800	31
	North Huajin Chemical Industries Co. Ltd. Class A	33,200	31
	Guizhou Panjiang Refined Coal Co. Ltd. Class A	32,700	30
	Shenzhen Jinjia Group Co. Ltd. Class A	29,400	29
	Zhejiang Runtu Co. Ltd. Class A	27,500	28
	Chongqing Rural Commercial Bank Co. Ltd. Class A	58,700	28
*	RiseSun Real Estate Development Co. Ltd. Class A	96,600	27
	Chongqing Water Group Co. Ltd. Class A	39,200	27
	Guangxi Liugong Machinery Co. Ltd. Class A	30,900	25
*	Jointo Energy Investment Co. Ltd. Hebei Class A	35,400	25
	Shanghai AJ Group Co. Ltd. Class A	35,400	25
	Nanjing Iron & Steel Co. Ltd. Class A	54,500	23
	Sansteel Minguang Co. Ltd. Fujian Class A	36,500	21
	Liuzhou Iron & Steel Co. Ltd. Class A	38,900	18
	Zhejiang Semir Garment Co. Ltd. Class A	24,400	15
	China Railway Signal & Communication Corp. Ltd. Class A	23,250	14
	Suofeiya Home Collection Co. Ltd. Class A	4,000	8
*,3	Sunac China Holdings Ltd.	1,231,391	8
			222,678
Colombia (0.1%)
	Bancolombia SA ADR	48,710	1,236
	Bancolombia SA	150,789	1,084
	Ecopetrol SA ADR	108,328	1,068
	Interconexion Electrica SA ESP	212,120	828
	Grupo Aval Acciones y Valores SA Preference Shares	1,841,569	201
	Cementos Argos SA	201,171	136

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
*,3	Bac Holding International Co.	2,512,537	100
	Ecopetrol SA	101,529	50
			4,703
Czech Republic (0.1%)
	CEZ A/S	75,916	2,481
[2]	Moneta Money Bank A/S	175,453	512
			2,993
Denmark (0.3%)
	AP Moller - Maersk A/S Class B	2,498	5,219
	Danske Bank A/S	313,000	5,049
	Tryg A/S	172,087	3,722
			13,990
Egypt (0.0%)
	Eastern Co. SAE	455,657	225
	Telecom Egypt Co.	171,834	130
			355
Finland (1.4%)
	Nordea Bank Abp (XHEL)	1,721,744	16,454
	Sampo OYJ Class A	233,295	10,668
	UPM-Kymmene OYJ	255,754	8,598
	Kone OYJ Class B	190,872	7,815
	Stora Enso OYJ Class R	271,542	3,541
	Elisa OYJ	68,400	3,305
	Fortum OYJ	209,124	2,943
	Kesko OYJ Class B	127,883	2,489
	Orion OYJ Class B	49,742	2,289
	Metso Outotec OYJ	288,394	2,189
	Valmet OYJ	81,298	1,849
	Wartsila OYJ Abp	234,642	1,600
	Huhtamaki OYJ	43,115	1,549
			65,289
France (6.1%)
	TotalEnergies SE	1,135,001	61,918
	Sanofi	523,184	45,024
	BNP Paribas SA	512,879	24,051
	AXA SA	889,321	21,962
	Vinci SA	237,043	21,817
	Danone SA	291,958	14,510
	Cie de Saint-Gobain	218,602	8,937
	Orange SA	921,597	8,781
	Cie Generale des Etablissements Michelin SCA	337,620	8,604
	Societe Generale SA	362,173	8,307
	Veolia Environnement SA	296,378	6,614
	Publicis Groupe SA	107,835	6,039
	Engie SA (XPAR)	462,777	6,013
	Credit Agricole SA	576,561	5,231
	Carrefour SA	285,337	4,593
	Eiffage SA	34,579	3,127
	Bouygues SA	102,097	2,913
	Engie SA	201,086	2,613
	Electricite de France SA (XPAR)	201,110	2,375
*	Sodexo SA Loyalty Shares 2026	26,287	2,329
	Rexel SA	115,675	2,064
	Valeo	113,308	1,866
	Engie SA Loyalty Shares	132,130	1,717
[2]	La Francaise des Jeux SAEM	40,699	1,326
	Sodexo SA (XPAR)	14,941	1,323
		Shares	Market Value• ($000)
[2]	Amundi SA	27,791	1,311
	EDF Loyalty Shares 2024	103,154	1,218
*	Faurecia SE (XPAR)	75,619	1,129
	Wendel SE	13,621	1,067
	SCOR SE	70,825	1,065
[2]	ALD SA	36,984	395
*	Euroapi SA	20,234	354
			280,593
Germany (5.9%)
	Siemens AG (Registered)	361,302	39,457
	Allianz SE (Registered)	194,740	35,035
	Deutsche Telekom AG (Registered)	1,620,505	30,588
	Bayer AG (Registered)	470,684	24,749
	Mercedes-Benz Group AG	404,537	23,415
	BASF SE	438,739	19,687
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	67,499	17,818
	Deutsche Post AG (Registered)	467,592	16,529
	Volkswagen AG Preference Shares	95,438	12,216
	Bayerische Motoren Werke AG	150,618	11,822
	E.ON SE	1,058,860	8,867
	Vonovia SE	386,409	8,544
	Hannover Rueck SE	28,477	4,634
	HeidelbergCement AG	68,273	3,140
[2]	Covestro AG	85,149	2,890
	Volkswagen AG	15,434	2,638
	LEG Immobilien SE (XETR)	35,207	2,298
	Bayerische Motoren Werke AG Preference Shares	30,639	2,259
	Evonik Industries AG	92,388	1,702
	Aroundtown SA	506,849	1,005
	Talanx AG	26,261	986
	Telefonica Deutschland Holding AG	417,432	910
	Wacker Chemie AG	7,209	839
	RTL Group SA	18,869	641
	HOCHTIEF AG	8,920	474
[2]	DWS Group GmbH & Co. KGaA	16,480	446
	Fielmann AG	13,544	431
	Traton SE	32,292	403
[1]	Uniper SE	41,647	125
			274,548
Greece (0.1%)
	Hellenic Telecommunications Organization SA	102,688	1,613
	OPAP SA	90,632	1,110
	Mytilineos SA	50,177	841
	JUMBO SA	52,846	751
	Motor Oil Hellas Corinth Refineries SA	26,485	455
	Hellenic Petroleum SA	30,253	207
			4,977

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
Hong Kong (1.8%)
	Sun Hung Kai Properties Ltd.	683,000	7,340
	CK Hutchison Holdings Ltd.	1,279,500	6,369
	BOC Hong Kong Holdings Ltd.	1,709,000	5,310
	CLP Holdings Ltd.	780,000	5,235
	CK Asset Holdings Ltd.	936,084	5,175
	Hang Seng Bank Ltd.	347,000	4,885
	Jardine Matheson Holdings Ltd.	94,904	4,372
	Hong Kong & China Gas Co. Ltd.	5,409,400	4,169
	Power Assets Holdings Ltd.	667,099	3,190
	MTR Corp. Ltd.	689,500	3,034
	Lenovo Group Ltd.	3,672,000	2,935
	Wharf Real Estate Investment Co. Ltd.	739,000	2,912
	Swire Pacific Ltd. Class A	319,288	2,118
	Hongkong Land Holdings Ltd.	532,900	2,052
[2]	WH Group Ltd.	3,825,599	1,932
	Sino Land Co. Ltd.	1,768,000	1,888
	Henderson Land Development Co. Ltd.	632,587	1,549
	Chow Tai Fook Jewellery Group Ltd.	903,600	1,547
	CK Infrastructure Holdings Ltd.	296,972	1,411
	Want Want China Holdings Ltd.	2,090,000	1,373
	New World Development Co. Ltd.	669,750	1,370
	Xinyi Glass Holdings Ltd.	968,000	1,244
	Hang Lung Properties Ltd.	858,576	1,080
	SITC International Holdings Co. Ltd.	591,000	968
	Swire Properties Ltd.	477,898	918
	Orient Overseas International Ltd.	61,500	899
	ASM Pacific Technology Ltd.	140,400	772
	PCCW Ltd.	2,017,793	771
[2]	BOC Aviation Ltd.	107,700	721
	Hysan Development Co. Ltd.	265,000	578
	Bank of East Asia Ltd.	524,580	503
[2]	Js Global Lifestyle Co. Ltd.	589,000	474
	NWS Holdings Ltd.	653,000	463
	Kerry Properties Ltd.	289,500	458
	Man Wah Holdings Ltd.	706,800	394
	VTech Holdings Ltd.	69,100	368
	Dairy Farm International Holdings Ltd.	140,900	316
	First Pacific Co. Ltd.	1,178,000	312
	United Energy Group Ltd.	3,162,000	306
	Nexteer Automotive Group Ltd.	415,000	225
	Cafe de Coral Holdings Ltd.	127,170	148
	Johnson Electric Holdings Ltd.	140,500	145
		Shares	Market Value• ($000)
*	Haitong International Securities Group Ltd.	1,701,700	123
	Guotai Junan International Holdings Ltd.	1,517,000	108
	Dah Sing Financial Holdings Ltd.	50,000	99
	Hutchison Telecommunications Hong Kong Holdings Ltd.	656,000	87
	Dah Sing Banking Group Ltd.	111,600	66
			82,712
Hungary (0.1%)
	Richter Gedeon Nyrt	67,396	1,333
	MOL Hungarian Oil & Gas plc	179,619	1,079
	Magyar Telekom Telecommunications plc	125,388	90
			2,502
India (1.0%)
	HCL Technologies Ltd.	520,192	6,549
	ITC Ltd.	1,410,765	5,948
	NTPC Ltd.	2,121,781	4,442
	Power Grid Corp. of India Ltd.	1,515,973	4,183
	Oil & Natural Gas Corp. Ltd.	1,762,361	2,847
	Coal India Ltd.	908,137	2,696
	Hero MotoCorp Ltd.	62,145	2,012
	Vedanta Ltd.	588,167	1,993
	Bharat Petroleum Corp. Ltd.	479,481	1,760
	Indian Oil Corp. Ltd.	2,000,786	1,650
	Bajaj Auto Ltd.	33,303	1,479
	Gail India Ltd.	1,256,721	1,385
	Hindustan Petroleum Corp. Ltd.	335,770	868
	Petronet LNG Ltd.	348,257	865
	Power Finance Corp. Ltd.	554,229	772
	REC Ltd.	575,700	713
	NMDC Ltd. (XNSE)	568,174	684
	Steel Authority of India Ltd.	645,655	614
	NHPC Ltd.	1,172,375	604
	Oil India Ltd.	175,044	408
	Hindustan Zinc Ltd.	112,426	385
	Castrol India Ltd.	247,236	371
	Oracle Financial Services Software Ltd.	10,338	364
	Sun TV Network Ltd.	44,479	281
*,3	NMDC Ltd.	520,717	242
			44,115
Indonesia (0.7%)
	Bank Rakyat Indonesia Persero Tbk PT	31,267,359	9,328
	Telkom Indonesia Persero Tbk PT	22,233,500	6,244
	Bank Mandiri Persero Tbk PT	8,890,900	6,006
	Astra International Tbk PT	9,603,800	4,104
	Adaro Energy Tbk PT	6,007,500	1,533
	United Tractors Tbk PT	710,804	1,470

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Indofood Sukses Makmur Tbk PT	2,136,700	884
	Sarana Menara Nusantara Tbk PT	11,907,300	881
	Unilever Indonesia Tbk PT	2,758,400	821
	Indofood CBP Sukses Makmur Tbk PT	1,156,200	722
	Bukit Asam Tbk PT	2,034,500	510
	Indocement Tunggal Prakarsa Tbk PT	831,300	495
	Gudang Garam Tbk PT	213,200	329
	Hanjaya Mandala Sampoerna Tbk PT	3,247,500	209
	Media Nusantara Citra Tbk PT	2,425,800	128
	Bank Danamon Indonesia Tbk PT	153,600	34
			33,698
Israel (0.5%)
	Bank Leumi Le-Israel BM	740,352	7,063
	Bank Hapoalim BM	642,189	6,190
	Israel Discount Bank Ltd. Class A	584,845	3,325
	ICL Group Ltd.	341,351	3,078
	Mizrahi Tefahot Bank Ltd.	66,469	2,513
	Phoenix Holdings Ltd.	56,126	608
			22,777
Italy (1.9%)
	Enel SpA	3,731,595	16,670
	Eni SpA	1,171,328	15,384
	Intesa Sanpaolo SpA	7,938,405	15,135
	UniCredit SpA	943,865	11,705
	Assicurazioni Generali SpA	661,174	9,922
	Snam SpA (MTAA)	1,064,188	4,732
	Terna - Rete Elettrica Nazionale	670,653	4,448
	Mediobanca Banca di Credito Finanziario SpA	324,877	2,943
[2]	Poste Italiane SpA	219,517	1,913
[2]	Infrastrutture Wireless Italiane SpA	164,309	1,450
	Italgas SpA	229,516	1,182
	Banca Mediolanum SpA	141,349	1,058
	Hera SpA	376,814	898
[2]	Pirelli & C SpA	229,888	867
	A2A SpA	739,614	820
*	Telecom Italia SpA Savings Shares	2,775,456	531
	UnipolSai Assicurazioni SpA	196,994	444
			90,102
Japan (12.7%)
	Toyota Motor Corp.	5,821,865	80,776
	Mitsubishi UFJ Financial Group Inc.	5,755,900	27,190
	KDDI Corp.	784,200	23,179
	Takeda Pharmaceutical Co. Ltd.	727,600	19,215
	Honda Motor Co. Ltd.	811,100	18,495
	Sumitomo Mitsui Financial Group Inc.	621,254	17,446
	ITOCHU Corp.	641,684	16,584
	Mitsui & Co. Ltd.	745,312	16,493
	Shares	Market Value• ($000)
Tokio Marine Holdings Inc.	904,702	16,380
Nippon Telegraph & Telephone Corp.	566,900	15,636
Mitsubishi Corp.	566,900	15,357
Mizuho Financial Group Inc.	1,217,620	13,169
Softbank Corp.	1,308,282	12,905
Canon Inc.	472,600	10,018
Bridgestone Corp.	272,730	9,864
Japan Tobacco Inc.	563,800	9,442
Komatsu Ltd.	435,820	8,538
ORIX Corp.	573,300	8,420
Dai-ichi Life Holdings Inc.	469,900	7,463
Japan Post Holdings Co. Ltd.	1,030,561	6,930
Sumitomo Corp.	541,838	6,889
Marubeni Corp.	737,900	6,460
Sompo Holdings Inc.	151,500	6,316
Daiwa House Industry Co. Ltd.	311,200	6,270
MS&AD Insurance Group Holdings Inc.	220,100	5,829
Nippon Steel Corp.	395,400	5,424
Kirin Holdings Co. Ltd.	354,600	5,213
Sumitomo Mitsui Trust Holdings Inc.	171,600	4,937
Inpex Corp.	479,800	4,842
Mitsubishi Heavy Industries Ltd.	136,600	4,705
Nomura Holdings Inc.	1,421,400	4,600
ENEOS Holdings Inc.	1,381,605	4,557
Sekisui House Ltd.	274,202	4,553
Subaru Corp.	288,809	4,514
Nippon Yusen KK	229,800	4,163
Resona Holdings Inc.	1,025,100	3,864
Asahi Kasei Corp.	592,300	3,798
Sumitomo Electric Industries Ltd.	358,600	3,748
Toyota Tsusho Corp.	104,330	3,502
Mitsui OSK Lines Ltd.	157,810	3,124
Yamaha Motor Co. Ltd.	150,600	3,109
Daito Trust Construction Co. Ltd.	30,700	3,040
Isuzu Motors Ltd.	246,400	2,898
Trend Micro Inc.	57,000	2,874
Mitsubishi Chemical Holdings Corp.	605,200	2,734
Chubu Electric Power Co. Inc.	334,600	2,724
AGC Inc.	86,400	2,707
Daiwa Securities Group Inc.	688,114	2,685
Kansai Electric Power Co. Inc.	346,300	2,623
T&D Holdings Inc.	247,900	2,452
Sumitomo Chemical Co. Ltd.	714,500	2,406
Taisei Corp.	88,300	2,405
Idemitsu Kosan Co. Ltd.	109,783	2,402
JFE Holdings Inc.	247,800	2,270
Aisin Corp.	83,300	2,138
Obayashi Corp.	319,400	2,050
SBI Holdings Inc.	112,700	2,036
Ricoh Co. Ltd.	276,100	2,023
Kajima Corp.	212,200	1,997
Lixil Corp.	128,200	1,937
Seiko Epson Corp.	134,300	1,823

International High Dividend Yield Index Fund
	Shares	Market Value• ($000)
NGK Spark Plug Co. Ltd.	97,800	1,784
Sojitz Corp.	106,700	1,573
Concordia Financial Group Ltd.	514,900	1,571
Chiba Bank Ltd.	286,000	1,567
Kyushu Railway Co.	74,700	1,562
Mitsui Chemicals Inc.	84,000	1,555
Shizuoka Financial Group Inc.	240,400	1,518
Hulic Co. Ltd.	208,186	1,512
Marui Group Co. Ltd.	92,200	1,508
Nikon Corp.	153,500	1,485
Tosoh Corp.	134,600	1,464
NGK Insulators Ltd.	120,200	1,402
Japan Post Insurance Co. Ltd.	93,800	1,389
Mitsubishi HC Capital Inc. (XTKS)	311,820	1,338
Japan Post Bank Co. Ltd.	200,158	1,334
Nomura Real Estate Holdings Inc.	58,000	1,311
Fukuoka Financial Group Inc.	76,900	1,309
Haseko Corp.	124,086	1,278
Tokyo Tatemono Co. Ltd.	92,500	1,272
Hikari Tsushin Inc.	10,400	1,256
Shimizu Corp.	244,800	1,222
Showa Denko KK	83,200	1,215
Kuraray Co. Ltd.	169,300	1,164
Yamada Denki Co. Ltd.	355,900	1,147
Kyushu Electric Power Co. Inc.	226,700	1,122
Mitsubishi Gas Chemical Co. Inc.	87,500	1,112
Aozora Bank Ltd.	64,200	1,104
Electric Power Development Co. Ltd.	77,900	1,083
Sumitomo Forestry Co. Ltd.	68,900	1,078
NSK Ltd.	202,100	1,068
Amada Co. Ltd.	149,600	1,052
Yokohama Rubber Co. Ltd.	67,100	1,049
Sumitomo Heavy Industries Ltd.	54,800	1,039
Denka Co. Ltd.	44,000	1,019
Iida Group Holdings Co. Ltd.	71,400	991
Tohoku Electric Power Co. Inc.	225,000	945
J Front Retailing Co. Ltd.	116,800	944
Tokyo Century Corp.	27,500	938
Mebuki Financial Group Inc.	482,300	938
COMSYS Holdings Corp.	57,000	934
Air Water Inc.	83,500	932
Cosmo Energy Holdings Co. Ltd.	35,940	926
Casio Computer Co. Ltd.	102,500	891
EXEO Group Inc.	60,200	882
Taiheiyo Cement Corp.	61,600	837
Kamigumi Co. Ltd.	43,300	823
Teijin Ltd.	90,300	820
Sanwa Holdings Corp.	94,800	817
JTEKT Corp.	111,100	784
Lawson Inc.	24,200	773
Credit Saison Co. Ltd.	72,000	770
	Shares	Market Value• ($000)
INFRONEER Holdings Inc.	105,500	731
Sumitomo Rubber Industries Ltd.	84,000	721
Chugoku Electric Power Co. Inc.	150,735	707
Nippon Electric Glass Co. Ltd.	40,800	706
Pigeon Corp.	53,900	706
Hachijuni Bank Ltd.	212,400	677
Daicel Corp.	118,500	676
Kaneka Corp.	27,200	675
Ube Industries Ltd.	52,200	673
DMG Mori Co. Ltd.	57,200	662
Kobe Steel Ltd.	160,000	656
Konica Minolta Inc.	212,600	648
Toyo Tire Corp.	53,900	632
DIC Corp.	37,500	630
Penta-Ocean Construction Co. Ltd.	126,400	629
Nippon Kayaku Co. Ltd.	79,100	628
Hirogin Holdings Inc.	152,100	628
Sankyo Co. Ltd.	18,900	624
Toyoda Gosei Co. Ltd.	38,100	609
K's Holdings Corp	77,300	606
Coca-Cola Bottlers Japan Holdings Inc.	65,900	595
Amano Corp.	33,200	568
Seven Bank Ltd.	312,900	564
Kokuyo Co. Ltd.	44,600	553
Yamaguchi Financial Group Inc.	104,100	548
AEON Financial Service Co. Ltd.	54,900	537
Toda Corp.	101,400	507
ABC-Mart Inc.	11,100	495
Aica Kogyo Co. Ltd.	23,000	494
Heiwa Corp.	28,800	465
TS Tech Co. Ltd.	44,400	464
NOK Corp.	55,600	455
Fuyo General Lease Co. Ltd.	7,800	434
Kaken Pharmaceutical Co. Ltd.	16,700	427
Nipro Corp.	55,400	418
Canon Marketing Japan Inc.	19,500	412
Kyudenko Corp.	19,400	412
Yamato Kogyo Co. Ltd.	14,100	409
H.U. Group Holdings Inc.	21,800	406
Daido Steel Co. Ltd.	15,600	404
Shikoku Electric Power Co. Inc.	74,000	356
Toyota Boshoku Corp.	25,400	323
Lintec Corp.	17,400	261
Itoham Yonekyu Holdings Inc.	52,600	235
Fuji Media Holdings Inc.	32,000	223
Kandenko Co. Ltd.	39,300	221
Noevir Holdings Co. Ltd.	5,800	214
Matsui Securities Co. Ltd.	33,600	179
		586,351

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
Kuwait (0.3%)
	National Bank of Kuwait SAKP	3,414,689	11,883
	Mobile Telecommunications Co. KSCP	993,282	1,920
	Gulf Bank KSCP	805,560	892
	Boubyan Petrochemicals Co. KSCP	198,171	510
	Humansoft Holding Co. KSC	41,891	455
	Burgan Bank SAK	450,763	317
			15,977
Malaysia (0.8%)
	Public Bank Bhd.	6,800,700	6,431
	Malayan Banking Bhd.	3,397,997	6,173
	CIMB Group Holdings Bhd.	3,142,800	3,671
	Tenaga Nasional Bhd.	1,520,933	2,709
	Petronas Chemicals Group Bhd.	1,369,700	2,525
	Hong Leong Bank Bhd.	289,600	1,298
	Axiata Group Bhd.	2,128,000	1,281
	MISC Bhd.	834,844	1,278
	DiGi.Com Bhd.	1,490,100	1,195
	Genting Bhd.	1,117,300	1,050
	Petronas Gas	270,732	979
	RHB Bank Bhd.	735,100	890
	Maxis Bhd.	987,100	804
	Sime Darby Bhd.	1,619,700	771
	Genting Malaysia Bhd.	1,274,600	739
	Telekom Malaysia Bhd.	542,600	638
	Petronas Dagangan Bhd.	131,800	605
	IJM Corp. Bhd.	1,453,200	501
	Alliance Bank Malaysia Bhd.	550,400	431
	Top Glove Corp. Bhd.	2,312,820	389
	YTL Corp. Bhd.	2,370,623	283
	Westports Holdings Bhd.	363,700	258
	British American Tobacco Malaysia Bhd.	87,600	195
	Astro Malaysia Holdings Bhd.	736,400	105
			35,199
Mexico (1.1%)
	America Movil SAB de CV Series L	13,699,700	12,965
	Grupo Financiero Banorte SAB de CV Class O	1,386,400	11,269
	Wal-Mart de Mexico SAB de CV	2,472,135	9,549
	Grupo Mexico SAB de CV Series B	1,525,900	5,532
	Grupo Aeroportuario del Sureste SAB de CV Class B	96,170	2,251
	Arca Continental SAB de CV	213,200	1,746
	Coca-Cola Femsa SAB de CV	263,860	1,662
	Alfa SAB de CV Class A	1,703,000	1,130
	Grupo Aeroportuario del Centro Norte SAB de CV Class B	125,700	1,001
[2]	Banco del Bajio SA	348,100	982
	Regional SAB de CV	115,000	804
		Shares	Market Value• ($000)
	Promotora y Operadora de Infraestructura SAB de CV	105,140	791
	Orbia Advance Corp. SAB de CV	445,300	752
	Industrias Penoles SAB de CV	60,000	681
	Kimberly-Clark de Mexico SAB de CV Class A	364,300	575
	Qualitas Controladora SAB de CV	78,700	309
	Megacable Holdings SAB de CV	131,200	275
	Alpek SAB de CV	195,200	274
*	Sitios Latinoamerica SAB de CV	655,501	191
			52,739
Netherlands (1.2%)
	ING Groep NV	1,812,730	17,837
	Koninklijke Ahold Delhaize NV	485,693	13,545
	NN Group NV	143,253	6,066
	Koninklijke KPN NV	1,550,053	4,336
	Aegon NV	846,254	3,917
	ASR Nederland NV	66,065	2,909
	Randstad NV	53,364	2,660
[2]	ABN AMRO Bank NV GDR	200,321	1,969
	BE Semiconductor Industries NV	37,226	1,897
[2]	Signify NV	59,018	1,635
	Koninklijke Vopak NV	32,145	657
[2]	CTP NV	33,599	348
			57,776
New Zealand (0.2%)
	Spark New Zealand Ltd.	906,298	2,698
	Meridian Energy Ltd.	609,308	1,727
	Contact Energy Ltd.	371,731	1,631
	Fletcher Building Ltd.	372,252	1,111
	Mercury NZ Ltd.	321,030	1,085
			8,252
Norway (1.1%)
	Equinor ASA	450,527	16,414
	DNB Bank ASA	488,900	8,647
	Aker BP ASA (XOSL)	145,989	4,638
	Norsk Hydro ASA	638,119	4,050
	Yara International ASA	78,884	3,521
	Mowi ASA	210,303	3,139
	Telenor ASA	306,350	2,784
	Orkla ASA	357,922	2,414
	Gjensidige Forsikring ASA	80,401	1,470
	Salmar ASA	26,680	904
	Aker ASA Class A	11,375	803
	Leroy Seafood Group ASA	122,371	563
			49,347
Pakistan (0.0%)
	Fauji Fertilizer Co. Ltd.	602,134	282
	Oil & Gas Development Co. Ltd.	286,603	91
	Habib Bank Ltd.	260,768	82
			455

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
Philippines (0.1%)
	International Container Terminal Services Inc.	522,410	1,566
	PLDT Inc.	44,810	1,264
	Globe Telecom Inc.	16,729	674
	Manila Electric Co.	124,700	650
	Aboitiz Power Corp.	716,900	393
	Semirara Mining & Power Corp. Class A	574,220	349
	DMCI Holdings Inc.	1,879,400	310
	Metro Pacific Investments Corp.	4,851,000	307
	LT Group Inc.	1,353,700	189
			5,702
Poland (0.1%)
	Polski Koncern Naftowy ORLEN SA	271,508	3,118
	Powszechny Zaklad Ubezpieczen SA	268,201	1,502
	Bank Polska Kasa Opieki SA	72,805	1,193
	LPP SA	570	988
			6,801
Portugal (0.2%)
	EDP - Energias de Portugal SA	1,350,925	5,903
	Galp Energia SGPS SA	243,499	2,472
			8,375
Qatar (0.5%)
	Qatar Islamic Bank SAQ	867,433	5,804
	Industries Qatar QSC	749,677	3,245
	Masraf Al Rayan QSC	2,962,810	3,122
	Commercial Bank PSQC	1,639,300	2,834
	Qatar International Islamic Bank QSC	562,108	1,785
	Qatar Fuel QSC	278,470	1,459
	Qatar Electricity & Water Co. QSC	225,319	1,144
	Ooredoo QPSC	394,320	1,057
	Barwa Real Estate Co.	1,039,484	970
	Doha Bank QPSC	1,183,127	717
	Qatar Aluminum Manufacturing Co.	1,320,846	588
	Vodafone Qatar QSC	697,311	321
			23,046
Romania (0.0%)
	Banca Transilvania SA	262,656	899
	OMV Petrom SA (XAMS)	6,675,305	607
	Societatea Nationala Nuclearelectrica SA	27,902	226
*	OMV Petrom SA	577,620	53
			1,785
Russia (0.0%)
*,3	Inter Rao Ues PJSC	11,522,470	—
[3]	MMC Norilsk Nickel PJSC ADR	53,701	—
*,3	Sberbank of Russia PJSC	3,446,575	—
*,3	Mobile TeleSystems PJSC ADR	132,889	—
*,3	Moscow Exchange MICEX-RTS PJSC	482,108	—
[3]	Rosneft Oil Co. PJSC (Registered) GDR	190,781	—
[3]	Magnit PJSC GDR (Registered)	22,311	—
		Shares	Market Value• ($000)
[3]	MMC Norilsk Nickel PJSC	11,458	—
[3]	LUKOIL PJSC ADR	51,350	—
*,3	Gazprom PJSC ADR	748,819	—
[3]	Severstal PAO GDR (Registered)	34,635	—
[3]	Tatneft PJSC ADR	44,997	—
*,3	VTB Bank PJSC GDR (Registered)	802,016	—
*,3	Alrosa PJSC	840,362	—
[3]	PhosAgro PJSC	7,446	—
*,3	United Co. Rusal International	796,030	—
[3]	Unipro PJSC	4,903,000	—
*,3	Polyus PJSC	9,549	—
*,3	RusHydro PJSC	41,940,310	—
[3]	Rostelecom PJSC	343,830	—
[3]	Tatneft PJSC	243,415	—
[3]	Novolipetskiy Metallurgicheskiy Kombinat PJSC	373,254	—
[3]	Mobile TeleSystems PJSC	18,732	—
[3]	Magnit PJSC	20,521	—
[3]	Novatek PJSC	356,672	—
[3]	Gazprom PJSC	2,023,010	—
*,3	Mosenergo PJSC	1,739,000	—
[3]	Transneft PJSC Preference Shares	527	—
*,3	Federal Grid Co.	83,950,000	—
[3]	Lukoil PJSC	76,646	—
[3]	Rosneft Oil Co. PJSC	211,479	—
[3]	Magnitogorsk Iron & Steel Works PJSC	732,540	—
[3]	Tatneft PJSC Preference Shares	51,803	—
*,3	Sistema PJSFC	903,430	—
[3]	Severstal PAO PJSC	28,686	—
[3]	Surgutneftegas PJSC Preference Shares	2,513,070	—
*,3	PhosAgro PJSC GDR	91	—
[3]	PhosAgro PJSC (Registered) GDR	14,173	—
			—
Saudi Arabia (1.6%)
	Saudi National Bank	1,042,771	16,481
[2]	Saudi Arabian Oil Co.	1,341,043	12,446
	Saudi Basic Industries Corp.	431,737	10,137
	Saudi Telecom Co.	861,519	9,256
	Riyad Bank	705,309	6,741
	SABIC Agri-Nutrients Co.	112,309	4,745
	Arab National Bank	322,870	2,772
	Sahara International Petrochemical Co.	171,847	1,850
	Yanbu National Petrochemical Co.	134,322	1,597
	Jarir Marketing Co.	28,845	1,258
	Bank Al-Jazira	192,588	1,198
	Saudi Industrial Investment Group	177,271	1,059
	Advanced Petrochemical Co.	61,991	730
	Abdullah Al Othaim Markets Co.	21,659	654
	Saudi Cement Co.	35,304	501
	Southern Province Cement Co.	34,297	500

International High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Qassim Cement Co.	22,275	447
Saudia Dairy & Foodstuff Co.	6,782	424
Yanbu Cement Co.	36,591	406
Arabian Centres Co. Ltd.	74,767	389
		73,591
Singapore (1.5%)
DBS Group Holdings Ltd.	869,278	21,016
Oversea-Chinese Banking Corp. Ltd.	1,679,700	14,419
United Overseas Bank Ltd.	616,945	12,104
Singapore Telecommunications Ltd.	3,619,688	6,373
Keppel Corp. Ltd.	652,812	3,213
Wilmar International Ltd.	996,200	2,729
Singapore Exchange Ltd.	385,732	2,294
Singapore Technologies Engineering Ltd.	736,300	1,717
Genting Singapore Ltd.	2,768,600	1,574
Venture Corp. Ltd.	128,100	1,441
Jardine Cycle & Carriage Ltd.	52,100	1,094
ComfortDelGro Corp. Ltd.	1,026,700	922
NetLink NBN Trust	1,416,300	855
Golden Agri-Resources Ltd.	3,124,600	641
Hutchison Port Holdings Trust Class U	2,405,700	393
Olam Group Ltd.	333,400	316
StarHub Ltd.	273,500	207
Singapore Telecommunications Ltd. (XSES)	8,800	15
		71,323
South Africa (1.2%)
FirstRand Ltd.	2,409,921	8,425
Standard Bank Group Ltd.	649,943	6,067
Absa Group Ltd.	392,233	4,259
Impala Platinum Holdings Ltd.	385,622	3,948
Sibanye Stillwater Ltd.	1,340,603	3,140
Shoprite Holdings Ltd.	228,570	2,909
Sanlam Ltd.	840,078	2,449
Nedbank Group Ltd.	198,755	2,353
Anglo American Platinum Ltd.	26,483	2,109
Vodacom Group Ltd.	279,801	1,906
Woolworths Holdings Ltd.	450,207	1,544
Exxaro Resources Ltd.	115,164	1,283
Old Mutual Ltd. (XZIM)	2,137,978	1,214
NEPI Rockcastle NV	230,487	1,159
Mr Price Group Ltd.	119,010	1,145
Multichoice Group	164,669	1,076
Foschini Group Ltd.	150,705	942
SPAR Group Ltd.	94,676	803
Tiger Brands Ltd.	76,620	775
Life Healthcare Group Holdings Ltd.	676,116	727
African Rainbow Minerals Ltd.	49,401	696
Investec Ltd.	132,257	650
	Shares	Market Value• ($000)
Momentum Metropolitan Holdings	682,092	637
AVI Ltd.	155,405	623
Netcare Ltd.	726,402	618
Pick n Pay Stores Ltd.	175,168	563
Truworths International Ltd.	179,155	510
Kumba Iron Ore Ltd.	23,927	450
Royal Bafokeng Platinum Ltd.	38,794	312
Santam Ltd.	15,764	218
		53,510
South Korea (1.4%)
KB Financial Group Inc.	186,039	6,260
POSCO Holdings Inc.	35,835	6,246
Shinhan Financial Group Co. Ltd.	238,696	6,067
Kia Corp.	123,378	5,733
Hana Financial Group Inc.	136,487	3,946
KT&G Corp.	50,855	3,415
SK Inc.	17,386	2,605
Woori Financial Group Inc.	301,349	2,487
LG Corp.	41,978	2,330
Korea Zinc Co. Ltd.	4,716	2,115
Samsung Fire & Marine Insurance Co. Ltd.	13,862	1,944
Samsung Life Insurance Co. Ltd.	34,951	1,652
S-Oil Corp.	19,981	1,212
Hyundai Heavy Industries Holdings Co. Ltd.	24,562	1,048
Industrial Bank of Korea	119,934	879
DB Insurance Co. Ltd.	22,186	876
LG Uplus Corp.	103,377	830
Kumho Petrochemical Co. Ltd.	8,545	783
Hyundai Motor Co. Preference Shares (XKRS)	13,902	778
Lotte Chemical Corp.	7,316	758
GS Holdings Corp.	23,301	752
LG Chem Ltd. Preference Shares	3,593	728
Hyundai Marine & Fire Insurance Co. Ltd.	29,222	682
Korea Investment Holdings Co. Ltd.	18,687	649
Samsung Securities Co. Ltd.	28,616	637
BNK Financial Group Inc.	138,184	621
Hyundai Motor Co. Preference Shares	10,902	599
Cheil Worldwide Inc.	34,495	591
Mirae Asset Securities Co. Ltd.	126,466	563
GS Engineering & Construction Corp.	29,795	453
S-1 Corp.	9,692	424
Samsung Fire & Marine Insurance Co. Ltd. Preference Shares	3,632	408
SK Telecom Co. Ltd.	11,621	408
LOTTE Fine Chemical Co. Ltd.	9,437	371

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	NH Investment & Securities Co. Ltd.	59,018	371
	SK Chemicals Co. Ltd.	5,655	350
	DGB Financial Group Inc.	72,674	346
	Posco International Corp.	22,710	329
	GS Retail Co. Ltd.	18,469	329
	Lotte Shopping Co. Ltd.	4,999	306
	Lotte Corp.	13,296	304
	Mirae Asset Securities Co. Ltd. Preference Shares	111,672	284
	Samsung Card Co. Ltd.	12,997	282
	Korea Gas Corp.	11,087	271
	DL Holdings Co. Ltd.	6,123	264
	Doosan Bobcat Inc.	9,567	224
	KEPCO Plant Service & Engineering Co. Ltd.	9,912	222
	SSANGYONG C&E Co. Ltd.	41,718	166
	SK Telecom Co. Ltd. ADR	8,129	159
	Hyundai Motor Co.	983	113
	Hanwha Corp. Preference Shares	11,497	113
			64,283
Spain (1.7%)
[1]	Banco Santander SA	7,957,987	20,639
	Banco Bilbao Vizcaya Argentaria SA	2,929,868	15,115
[1]	Industria de Diseno Textil SA	504,008	11,440
	Repsol SA	600,494	8,169
	CaixaBank SA	2,071,307	6,868
	Red Electrica Corp. SA	205,054	3,317
	Endesa SA	149,015	2,490
	Bankinter SA	338,344	2,047
	Acciona SA	11,072	1,994
	Enagas SA	116,514	1,891
[1]	Naturgy Energy Group SA	70,920	1,820
	Mapfre SA	479,844	823
*	Grifols SA Preference Shares	123,111	770
			77,383
Sweden (1.5%)
	Volvo AB Class B	736,229	12,050
	Telefonaktiebolaget LM Ericsson Class B	1,405,437	7,813
	Swedbank AB Class A	484,336	7,221
	Skandinaviska Enskilda Banken AB Class A	681,016	7,180
	Svenska Handelsbanken AB Class A	697,164	6,477
[1]	H & M Hennes & Mauritz AB Class B	415,361	4,184
	Boliden AB	131,034	3,811
[1]	Telia Co. AB	1,226,277	3,249
	Skanska AB Class B	171,367	2,665
	SKF AB Class B	182,006	2,635
	Trelleborg AB Class B	115,024	2,533
	Securitas AB Class B	265,798	2,172
	Tele2 AB Class B	264,386	2,167
	Castellum AB	121,677	1,391
[1]	Electrolux AB Class B	102,251	1,261
	Svenska Handelsbanken AB Class B	29,105	318
		Shares	Market Value• ($000)
	Telefonaktiebolaget LM Ericsson Class A	45,736	272
	Skandinaviska Enskilda Banken AB Class C	5,390	61
			67,460
Switzerland (7.1%)
	Roche Holding AG	303,772	100,791
	Novartis AG (Registered)	983,094	79,523
	Zurich Insurance Group AG	71,571	30,502
	UBS Group AG (Registered)	1,468,492	23,282
	ABB Ltd. (Registered)	725,407	20,145
	Holcim Ltd.	263,010	11,949
	Swiss Re AG	138,438	10,284
	Roche Holding AG (Bearer)	24,109	9,786
	Swiss Life Holding AG (Registered)	14,752	7,143
	SGS SA (Registered)	2,811	6,197
	Swisscom AG (Registered)	12,521	6,183
	Credit Suisse Group AG (Registered)	1,244,263	5,154
	Julius Baer Group Ltd.	101,927	4,890
	Baloise Holding AG (Registered)	21,838	2,984
	Swiss Prime Site AG (Registered)	36,243	2,924
	Adecco Group AG (Registered)	74,629	2,336
	PSP Swiss Property AG (Registered)	20,670	2,208
	Helvetia Holding AG (Registered)	16,347	1,623
	Banque Cantonale Vaudoise (Registered)	13,453	1,197
*	Accelleron Industries AG	35,617	604
			329,705
Taiwan (4.3%)
	Hon Hai Precision Industry Co. Ltd.	5,727,000	18,189
	MediaTek Inc.	716,000	13,051
	Delta Electronics Inc.	1,038,802	8,266
	United Microelectronics Corp.	5,657,000	6,802
	Chunghwa Telecom Co. Ltd.	1,823,000	6,286
	Nan Ya Plastics Corp.	2,698,000	5,717
	Fubon Financial Holding Co. Ltd.	3,535,770	5,585
	CTBC Financial Holding Co. Ltd.	8,739,120	5,521
	Mega Financial Holding Co. Ltd.	5,363,525	4,969
	China Steel Corp.	5,926,000	4,933
	Uni-President Enterprises Corp.	2,297,000	4,665
	Cathay Financial Holding Co. Ltd.	3,953,388	4,627
	Formosa Plastics Corp.	1,789,879	4,611
	First Financial Holding Co. Ltd.	5,037,739	3,864
	Taiwan Cooperative Financial Holding Co. Ltd.	4,880,200	3,781
	Formosa Chemicals & Fibre Corp.	1,643,000	3,541

International High Dividend Yield Index Fund
	Shares	Market Value• ($000)
Yuanta Financial Holding Co. Ltd.	5,707,690	3,485
Hua Nan Financial Holdings Co. Ltd.	4,836,046	3,155
Chailease Holding Co. Ltd.	659,893	3,044
ASE Technology Holding Co. Ltd.	1,212,171	2,993
Largan Precision Co. Ltd.	49,000	2,803
China Development Financial Holding Corp.	7,573,000	2,756
E Ink Holdings Inc.	432,000	2,745
Quanta Computer Inc.	1,270,000	2,690
Taiwan Cement Corp. (XTAI)	2,847,639	2,670
Sinopac Holdings Co.	5,143,777	2,566
Taiwan Mobile Co. Ltd.	835,000	2,462
Asustek Computer Inc.	336,268	2,459
Shanghai Commercial & Savings Bank Ltd.	1,578,000	2,271
Taishin Financial Holding Co. Ltd.	5,482,788	2,250
President Chain Store Corp.	267,000	2,220
Yageo Corp.	192,613	2,184
Evergreen Marine Corp. Taiwan Ltd.	481,800	2,050
Novatek Microelectronics Corp.	272,000	2,027
Lite-On Technology Corp.	1,015,194	2,010
Accton Technology Corp.	254,000	1,910
Far Eastern New Century Corp.	1,877,000	1,871
Realtek Semiconductor Corp.	227,000	1,789
Pegatron Corp.	978,000	1,788
Catcher Technology Co. Ltd.	338,672	1,779
AU Optronics Corp.	3,378,000	1,763
Formosa Petrochemical Corp.	652,000	1,678
Far EasTone Telecommunications Co. Ltd.	762,000	1,671
Shin Kong Financial Holdings Co. Ltd.	6,484,000	1,607
Innolux Corp.	4,023,788	1,476
Asia Cement Corp.	1,192,000	1,378
Compal Electronics Inc.	1,967,000	1,287
Eclat Textile Co. Ltd.	96,200	1,262
Globalwafers Co. Ltd.	102,000	1,131
Micro-Star International Co. Ltd.	331,000	1,121
Wistron Corp.	1,374,656	1,110
Synnex Technology International Corp.	657,000	1,070
ASE Technology Holding Co. Ltd. ADR	210,204	1,070
Pou Chen Corp.	1,256,000	1,060
Inventec Corp.	1,397,994	1,057
Feng TAY Enterprise Co. Ltd.	206,280	1,024
Zhen Ding Technology Holding Ltd.	305,000	1,000
Sino-American Silicon Products Inc.	253,000	970
Acer Inc.	1,381,000	945
Wiwynn Corp.	41,000	918
		Shares	Market Value• ($000)
	Cheng Shin Rubber Industry Co. Ltd.	911,994	912
	Taiwan High Speed Rail Corp.	1,038,000	904
	Vanguard International Semiconductor Corp.	439,500	902
	Giant Manufacturing Co. Ltd.	137,000	872
	Winbond Electronics Corp.	1,340,000	808
	Powertech Technology Inc.	346,000	799
	Teco Electric and Machinery Co. Ltd.	886,000	783
	Foxconn Technology Co. Ltd.	542,190	759
	Chicony Electronics Co. Ltd.	280,370	696
	Nanya Technology Corp.	385,000	649
	Taiwan Fertilizer Co. Ltd.	362,000	587
	Nien Made Enterprise Co. Ltd.	69,000	532
	Taiwan Glass Industry Corp.	712,000	450
	Taiwan Secom Co. Ltd.	141,000	404
	Formosa Taffeta Co. Ltd.	502,000	399
	Transcend Information Inc.	128,000	256
[2]	Taiwan Cement Corp.	11,696	55
			197,750
Thailand (0.8%)
	PTT PCL	6,922,200	6,551
	PTT Exploration & Production PCL	657,330	3,143
	Advanced Info Service PCL	542,604	2,727
	Siam Cement PCL (Registered)	280,750	2,391
	SCB X PCL Foreign	825,900	2,308
	Kasikornbank PCL NVDR	574,700	2,211
	Charoen Pokphand Foods PCL	2,319,600	1,542
	Krung Thai Bank PCL	3,010,400	1,387
	PTT Global Chemical PCL	990,099	1,134
	Intouch Holdings PCL Class F	595,441	1,127
	Bangkok Bank PCL (Registered)	240,300	920
	Banpu PCL (Registered)	2,716,950	893
	Thai Oil PCL	606,440	872
	BTS Group Holdings PCL	3,906,000	852
	Land & Houses PCL (Registered)	3,329,900	805
	Thai Union Group PCL Class F	1,526,600	723
	TMBThanachart Bank PCL	19,433,700	695
	Siam Cement PCL NDVR	79,400	676
	Ratch Group PCL	597,050	643
	Kasikornbank PCL	147,500	568
	Electricity Generating PCL	120,800	542
	Osotspa PCL	596,800	416
	IRPC PCL	4,746,400	392
	Bangkok Bank PCL NVDR	95,700	366
	Srisawad Corp. PCL	282,400	305

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
	Intouch Holdings PCL NVDR	153,800	291
	Total Access Communication PCL NDVR	161,900	192
	Total Access Communication PCL	160,500	190
	Siam Commercial Bank PCL	65,000	181
	Siam City Cement PCL	36,932	146
	Sri Trang Gloves Thailand PCL	303,500	89
	Land & Houses PCL NVDR	252,900	61
*,3	Thai Union Group PCL	86,575	40
			35,379
Turkey (0.2%)
	BIM Birlesik Magazalar A/S	212,068	1,527
	Turkiye Sise ve Cam Fabrikalari A/S	713,628	1,272
	Akbank TAS	1,463,505	1,150
	Eregli Demir ve Celik Fabrikalari TAS	683,348	1,089
	Enka Insaat ve Sanayi A/S	857,527	864
	Haci Omer Sabanci Holding A/S	458,494	826
	Turkcell Iletisim Hizmetleri A/S	548,749	757
	Turkiye Is Bankasi A/S Class C	1,443,414	723
	Yapi ve Kredi Bankasi A/S	1,281,846	635
	Ford Otomotiv Sanayi A/S	29,064	567
	Turkiye Garanti Bankasi A/S	313,621	396
	Coca-Cola Icecek A/S	39,385	364
	Tofas Turk Otomobil Fabrikasi A/S	62,127	328
	Arcelik A/S	63,198	267
	Anadolu Efes Biracilik Ve Malt Sanayii A/S	94,680	244
	Turk Telekomunikasyon A/S	183,798	123
[2]	Enerjisa Enerji A/S	86,316	95
	Iskenderun Demir ve Celik A/S	34,312	47
			11,274
United Arab Emirates (0.5%)
	First Abu Dhabi Bank PJSC	2,123,442	10,355
	Abu Dhabi Commercial Bank PJSC	1,320,481	3,399
	Dubai Islamic Bank PJSC	1,407,693	2,230
	Aldar Properties PJSC	1,651,514	1,943
	Abu Dhabi Islamic Bank PJSC	696,307	1,802
	Abu Dhabi National Oil Co. for Distribution PJSC	1,395,138	1,715
	Dubai Investments PJSC	1,030,557	611
	Dana Gas PJSC	1,601,727	410
	Aramex PJSC	192,868	191
			22,656
		Shares	Market Value• ($000)
United Kingdom (13.4%)
	Shell plc (XLON)	3,510,187	97,238
	HSBC Holdings plc	9,678,178	49,669
	BP plc	8,914,201	49,319
	Unilever plc (XLON)	937,854	42,630
	British American Tobacco plc	1,077,060	42,537
	Glencore plc	6,283,215	36,022
	GSK plc	1,919,587	31,445
	Rio Tinto plc	521,795	27,270
	National Grid plc	1,749,223	19,058
	Anglo American plc	577,619	17,302
	Lloyds Banking Group plc	32,804,417	15,755
	BAE Systems plc	1,509,462	14,119
	Vodafone Group plc	12,049,771	14,067
	Barclays plc	7,740,026	13,152
	Unilever plc	279,987	12,779
	Imperial Brands plc	454,537	11,072
	SSE plc	514,980	9,203
	Tesco plc	3,530,536	8,720
	Legal & General Group plc	2,839,869	7,597
*	Haleon plc	2,388,142	7,323
	NatWest Group plc	2,506,648	6,751
	Aviva plc	1,343,698	6,445
	3i Group plc	452,425	6,026
	BT Group plc	3,310,345	4,933
	WPP plc	505,760	4,451
	Smurfit Kappa Group plc	123,039	4,058
	Pearson plc	352,216	3,893
	Mondi plc (XLON)	229,777	3,855
	United Utilities Group plc	327,189	3,526
	Severn Trent plc	120,096	3,447
	Admiral Group plc	135,196	3,127
	St. James's Place plc	251,030	3,065
	M&G plc	1,217,237	2,446
	Kingfisher plc	937,391	2,355
	Phoenix Group Holdings plc	375,901	2,340
	Persimmon plc	151,873	2,273
	Coca-Cola HBC AG	95,654	2,089
	DS Smith plc	625,541	2,086
	Barratt Developments plc	480,368	2,072
	Johnson Matthey plc	87,754	1,948
	Abrdn plc	1,017,649	1,854
	J Sainsbury plc	827,005	1,843
	Taylor Wimpey plc	1,704,243	1,832
	HomeServe plc	133,651	1,819
	B&M European Value Retail SA	443,572	1,639
	Hargreaves Lansdown plc	186,350	1,629
	Intermediate Capital Group plc	133,516	1,626
	Direct Line Insurance Group plc	623,528	1,441
	Schroders plc	296,070	1,329
	Bellway plc	61,394	1,306
	Pennon Group plc	124,167	1,193
	Royal Mail plc	419,687	971
	Fresnillo plc	85,734	717
[3]	Evraz plc	193,110	—
			616,662
Total Common Stocks (Cost $5,236,895)			4,595,979

International High Dividend Yield Index Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (4.1%)
Money Market Fund (4.1%)
[4,5]	Vanguard Market Liquidity Fund, 3.117% (Cost $186,099)	1,861,413	186,104
Total Investments (103.6%) (Cost $5,422,994)			4,782,083
Other Assets and Liabilities—Net (-3.6%)			(164,411)
Net Assets (100%)			4,617,672
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $163,968,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the aggregate value was $49,296,000, representing 1.1% of net assets.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $184,607,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI EAFE Index	December 2022	192	16,857	604
MSCI Emerging Markets Index	December 2022	118	5,036	(155)
				449

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Royal Bank of Canada	12/21/22	AUD	4,662	USD	3,017	—	(29)
State Street Bank & Trust Co.	12/21/22	AUD	1,600	USD	1,041	—	(16)
Royal Bank of Canada	12/21/22	GBP	2,849	USD	3,050	223	—
Bank of Montreal	12/21/22	USD	5,877	AUD	8,665	325	—
Barclays Bank plc	12/21/22	USD	3,057	BRL	16,335	—	(70)
Bank of America, N.A.	12/21/22	USD	3,218	CHF	3,138	63	—
Royal Bank of Canada	12/21/22	USD	2,127	EUR	2,200	—	(56)

International High Dividend Yield Index Fund
Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Bank of Montreal	12/21/22	USD	1,055	EUR	1,058	5	—
Bank of America, N.A.	12/21/22	USD	4,693	GBP	4,061	28	—
Standard Chartered Bank	12/21/22	USD	689	HKD	5,401	1	—
State Street Bank & Trust Co.	12/21/22	USD	8,094	JPY	1,160,341	237	—
Bank of Montreal	12/21/22	USD	671	JPY	94,581	30	—
Bank of America, N.A.	12/21/22	USD	1,314	TWD	40,457	52	—
						964	(171)
AUD—Australian dollar.
BRL—Brazilian real.
CHF—Swiss franc.
EUR—euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
TWD—Taiwanese dollar.
USD—U.S. dollar.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $5,236,895)	4,595,979
Affiliated Issuers (Cost $186,099)	186,104
Total Investments in Securities	4,782,083
Investment in Vanguard	169
Cash	2,382
Cash Collateral Pledged—Futures Contracts	1,139
Foreign Currency, at Value (Cost $3,091)	2,829
Receivables for Investment Securities Sold	8
Receivables for Accrued Income	19,134
Receivables for Capital Shares Issued	718
Unrealized Appreciation—Forward Currency Contracts	964
Total Assets	4,809,426
Liabilities
Payables for Investment Securities Purchased	5,799
Collateral for Securities on Loan	184,607
Payables for Capital Shares Redeemed	121
Payables to Vanguard	533
Variation Margin Payable—Futures Contracts	129
Unrealized Depreciation—Forward Currency Contracts	171
Deferred Foreign Capital Gains Taxes	394
Total Liabilities	191,754
Net Assets	4,617,672
1 Includes $163,968 of securities on loan.
At October 31, 2022, net assets consisted of:

Paid-in Capital	5,328,633
Total Distributable Earnings (Loss)	(710,961)
Net Assets	4,617,672

ETF Shares—Net Assets
Applicable to 76,783,522 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,198,004
Net Asset Value Per Share—ETF Shares	$54.67

Admiral Shares—Net Assets
Applicable to 15,828,848 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	419,668
Net Asset Value Per Share—Admiral Shares	$26.51

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Statement of Operations

Year Ended October 31, 2022
($000)
Investment Income
Income
Dividends[1]	224,136
Interest[2]	69
Securities Lending—Net	938
Total Income	225,143
Expenses
The Vanguard Group—Note B
Investment Advisory Services	417
Management and Administrative—ETF Shares	6,717
Management and Administrative—Admiral Shares	757
Marketing and Distribution—ETF Shares	185
Marketing and Distribution—Admiral Shares	18
Custodian Fees	829
Auditing Fees	40
Shareholders’ Reports—ETF Shares	110
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	2
Other Expenses	137
Total Expenses	9,217
Expenses Paid Indirectly	(28)
Net Expenses	9,189
Net Investment Income	215,954
Realized Net Gain (Loss)
Investment Securities Sold[2,3,4]	(12,635)
Futures Contracts	(8,832)
Forward Currency Contracts	2,415
Foreign Currencies	(3,716)
Realized Net Gain (Loss)	(22,768)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,5]	(920,206)
Futures Contracts	345
Forward Currency Contracts	650
Foreign Currencies	(671)
Change in Unrealized Appreciation (Depreciation)	(919,882)
Net Increase (Decrease) in Net Assets Resulting from Operations	(726,696)
1	Dividends are net of foreign withholding taxes of $20,072,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $57,000, ($3,000), less than $1,000, and $5,000, respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $1,189,000.
4	Includes $14,160,000 of net gain (loss) resulting from in-kind redemptions.
5	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($993,000).

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	215,954	114,370
Realized Net Gain (Loss)	(22,768)	57,611
Change in Unrealized Appreciation (Depreciation)	(919,882)	515,631
Net Increase (Decrease) in Net Assets Resulting from Operations	(726,696)	687,612
Distributions
ETF Shares	(187,355)	(90,829)
Admiral Shares	(20,245)	(13,898)
Total Distributions	(207,600)	(104,727)
Capital Share Transactions
ETF Shares	1,981,919	1,245,225
Admiral Shares	114,673	35,370
Net Increase (Decrease) from Capital Share Transactions	2,096,592	1,280,595
Total Increase (Decrease)	1,162,296	1,863,480
Net Assets
Beginning of Period	3,455,376	1,591,896
End of Period	4,617,672	3,455,376

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Financial Highlights
ETF Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$67.77	$50.47	$61.27	$58.85	$65.69
Investment Operations
Net Investment Income[1]	3.259	2.824	2.076	2.746	2.639
Net Realized and Unrealized Gain (Loss) on Investments[2]	(13.260)	16.986	(10.944)	2.302	(7.097)
Total from Investment Operations	(10.001)	19.810	(8.868)	5.048	(4.458)
Distributions
Dividends from Net Investment Income	(3.099)	(2.510)	(1.932)	(2.628)	(2.382)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.099)	(2.510)	(1.932)	(2.628)	(2.382)
Net Asset Value, End of Period	$54.67	$67.77	$50.47	$61.27	$58.85
Total Return	-15.16%	39.55%	-14.55%	8.87%	-7.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,198	$3,061	$1,325	$1,264	$889
Ratio of Total Expenses to Average Net Assets	0.22%[3]	0.22%	0.28%[3]	0.27%	0.32%
Ratio of Net Investment Income to Average Net Assets	5.24%	4.29%	3.81%	4.59%	4.06%
Portfolio Turnover Rate[4]	16%	18%	20%	15%	10%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $0.01, $.00, $.03, $.01, and $.02.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements were 0.22% and 0.27%, respectively.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$32.85	$24.45	$29.69	$28.52	$31.83
Investment Operations
Net Investment Income[1]	1.559	1.329	1.034	1.322	1.264
Net Realized and Unrealized Gain (Loss) on Investments[2]	(6.398)	8.286	(5.336)	1.120	(3.423)
Total from Investment Operations	(4.839)	9.615	(4.302)	2.442	(2.159)
Distributions
Dividends from Net Investment Income	(1.501)	(1.215)	(.938)	(1.272)	(1.151)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.501)	(1.215)	(.938)	(1.272)	(1.151)
Net Asset Value, End of Period	$26.51	$32.85	$24.45	$29.69	$28.52
Total Return[3]	-15.11%	39.59%	-14.59%	8.83%	-7.00%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$420	$395	$267	$199	$181
Ratio of Total Expenses to Average Net Assets	0.22%[4]	0.22%	0.28%[4]	0.27%	0.32%
Ratio of Net Investment Income to Average Net Assets	5.15%	4.19%	3.99%	4.57%	4.06%
Portfolio Turnover Rate[5]	16%	18%	20%	15%	10%
1	Calculated based on average shares outstanding.
2	Includes increases from purchase and redemption fees of $.00, $.00, $0.01, $0.01, and $.01.
3	Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements were 0.22% and 0.27%, respectively.
5	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

International High Dividend Yield Index Fund
Notes to Financial Statements
Vanguard International High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the

International High Dividend Yield Index Fund
counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2022, the fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of the notional amounts at each quarter-end during the period.

International High Dividend Yield Index Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow

International High Dividend Yield Index Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $169,000, representing less than 0.01% of the fund’s net assets and 0.07% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

International High Dividend Yield Index Fund
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2022, custodian fee offset arrangements reduced the fund’s expenses by $28,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	610,807	7,442	100	618,349
Common Stocks—Other	1,752	3,975,289	589	3,977,630
Temporary Cash Investments	186,104	—	—	186,104
Total	798,663	3,982,731	689	4,782,083
Derivative Financial Instruments
Assets
Futures Contracts[1]	604	—	—	604
Forward Currency Contracts	—	964	—	964
Total	604	964	—	1,568
Liabilities
Futures Contracts[1]	155	—	—	155
Forward Currency Contracts	—	171	—	171
Total	155	171	—	326
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

International High Dividend Yield Index Fund
E.	At October 31, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	604	—	604
Unrealized Appreciation—Forward Currency Contracts	—	964	964
Total Assets	604	964	1,568

Unrealized Depreciation—Futures Contracts[1]	155	—	155
Unrealized Depreciation—Forward Currency Contracts	—	171	171
Total Liabilities	155	171	326
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2022, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(8,832)	—	(8,832)
Forward Currency Contracts	—	2,415	2,415
Realized Net Gain (Loss) on Derivatives	(8,832)	2,415	(6,417)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	345	—	345
Forward Currency Contracts	—	650	650
Change in Unrealized Appreciation (Depreciation) on Derivatives	345	650	995
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable in-kind redemptions, foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	14,159
Total Distributable Earnings (Loss)	(14,159)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of

International High Dividend Yield Index Fund
unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	31,092
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(78,299)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(664,633)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	207,600	104,727
Long-Term Capital Gains	—	—
Total	207,600	104,727
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	5,445,630
Gross Unrealized Appreciation	234,647
Gross Unrealized Depreciation	(898,140)
Net Unrealized Appreciation (Depreciation)	(663,493)
G.	During the year ended October 31, 2022, the fund purchased $2,794,329,000 of investment securities and sold $696,443,000 of investment securities, other than temporary cash investments. Purchases and sales include $1,555,883,000 and $37,331,000, respectively, in connection with in-kind purchases and redemptions of the fund's capital shares.

International High Dividend Yield Index Fund
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
ETF Shares
Issued[1]	2,022,275	32,224	1,245,225	18,913
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed[2]	(40,356)	(600)	—	—
Net Increase (Decrease)—ETF Shares	1,981,919	31,624	1,245,225	18,913
Admiral Shares
Issued[1]	184,464	6,153	64,421	2,021
Issued in Lieu of Cash Distributions	11,257	386	6,979	221
Redeemed[2]	(81,048)	(2,728)	(36,030)	(1,151)
Net Increase (Decrease)—Admiral Shares	114,673	3,811	35,370	1,091
1	Includes purchase fees for fiscal 2022 and 2021 of $643,000 and $162,000, respectively (fund totals).
2	Net of redemption fees for fiscal 2022 and 2021 of $174,000 and $88,000, respectively (fund totals).
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Vanguard International Dividend Appreciation Index Fund and Vanguard International High Dividend Yield Index Fund (two of the funds constituting Vanguard Whitehall Funds, hereafter collectively referred to as the "Funds") as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022 and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited) for Vanguard International Dividend Appreciation Index Fund
The fund hereby designates $57,677,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $14,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $130,836,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $92,751,000 and foreign taxes paid of $10,809,000, or if subsequently determined to be different, the maximum amounts allowable by law. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.

Tax information (unaudited) for Vanguard International High Dividend Yield Index Fund
The fund hereby designates $146,501,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $19,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $244,212,000 and foreign taxes paid of $17,221,000, or if subsequently determined to be different, the maximum amounts allowable by law. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.

The S&P Global Ex-U.S. Dividend Growers Index is a product of S&P Dow Jones Indices LLC ("S&P DJI"), a division of S&P Global ("S&P"), or its affiliates, and has been licensed for use by Vanguard. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC, a division of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to S&P DJI and have been sublicensed for use for certain purposes by Vanguard. The International Dividend Appreciation Index Fund is not sponsored, endorsed, sold, or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of the International Dividend Appreciation Index Fund or any member of the public regarding the advisability of investing in securities generally or in the International Dividend Appreciation Index Fund particularly or the ability of the S&P Global Ex-U.S. Dividend Growers Index to track general market performance. S&P Dow Jones Indices’ only relationship to Vanguard with respect to the S&P Global Ex-U.S. Dividend Growers Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P Global Ex-U.S. Dividend Growers Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Vanguard or the International Dividend Appreciation Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Vanguard or the owners of the International Dividend Appreciation Index Fund into consideration in determining, composing or calculating the S&P Global Ex-U.S. Dividend Growers Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the International Dividend Appreciation Index Fund or the timing of the issuance or sale of the International Dividend Appreciation Index Fund or in the determination or calculation of the equation by which the International Dividend Appreciation Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the International Dividend Appreciation Index Fund. There is no assurance that investment products based on the S&P Global Ex-U.S. Dividend Growers Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE INTERNATIONAL DIVIDEND APPRECIATION INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P GLOBAL EX-U.S. DIVIDEND GROWERS INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND VANGUARD, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

London Stock Exchange Group companies include FTSE International Limited (“FTSE”), Frank Russell Company (“Russell”), MTS Next Limited (“MTS”), and FTSE TMX Global Debt Capital Markets Inc. (“FTSE TMX”). All rights reserved. “FTSE®”, “Russell®”, “MTS®”, “FTSE TMX®” and “FTSE Russell” and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies and are used by FTSE, MTS, FTSE TMX and Russell under license. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by the London Stock Exchange Group companies nor its licensors for any errors or for any loss from use of this publication. Neither the London Stock Exchange Group companies nor any of their licensors make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Indices or the fitness or suitability of the Indices for any particular purpose to which they might be put. The London Stock Exchange Group companies do not provide investment advice and nothing in this document should be taken as constituting financial or investment advice. The London Stock Exchange Group companies make no representation regarding the advisability of investing in any asset. A decision to invest in any such asset should not be made in reliance on any information herein. Indexes cannot be invested in directly. Inclusion of an asset in an index is not a recommendation to buy, sell or hold that asset. The general information contained in this publication should not be acted upon without obtaining specific legal, tax, and investment advice from a licensed professional. No part of this information may be reproduced, stored in a retrieval system or transmitted in any form or by any means, electronic, mechanical, photocopying, recording or otherwise, without prior written permission of the London Stock Exchange Group companies. Distribution of the London Stock Exchange Group companies’ index values and the use of their indexes to create financial products require a license with FTSE, FTSE TMX, MTS and/or Russell and/or its licensors.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
U.S. Patent Nos. 6,879,964.
Vanguard Marketing Corporation, Distributor.
Q20150 122022

Annual Report  |  October 31, 2022
Vanguard Advice Select Global Value Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. Vanguard Advice Select Global Value Fund, which launched November 9, 2021, returned –14.01% from its inception through October 31, lagging the –12.39% return of its benchmark, the MSCI All Country World Value Index.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices after Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession.
•	The fund posted stellar returns in energy (almost 40% on average), but they weren’t enough to offset steep declines in other sectors (most notably, communication services and information technology). Relative to the benchmark, the fund’s stock picks in consumer discretionary and financials held up better, but the fund lagged when it came to health care and communication services.
•	When parsed by countries, the fund had solid gains in Canada and Ireland but not enough to offset declines in other markets. Relative to the benchmark, the fund’s story was also mixed, with pockets of solid outperformance but cumulative underperformance overall.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
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Advisor’s Report
For the period from its November 9, 2021, inception through October 31, 2022, Vanguard Advice Select Global Value Fund returned –14.01%, trailing the –12.39% return of its benchmark, the MSCI All Country World Value Index. In a departure from recent years, the style factor environment during the period was characterized by the outperformance of value stocks over growth.
The period brought no shortage of macroeconomic developments, including Russia’s war in Ukraine, inflation persisting at multidecade highs, and the U.S. Federal Reserve committing to tighter monetary policies, fueling fears of a recession. As a result, market volatility remained extremely high. Amid the turmoil, our team saw wide alpha opportunities and executed on our investment process to capitalize on them. Over the fiscal year, the best performing sectors within the benchmark were energy and health care, while consumer discretionary, real estate, and information technology saw the worst results.
Sector allocation, a result of our bottom-up stock selection process, primarily drove underperformance on detractions from our overweight exposure to information technology and communication services, as well as an underweight to energy. This was partially offset by positive contribution from our underweight to financials. Stock selection also modestly detracted from relative performance. Weak results in health care, communication services, and industrials more than offset contributions from positive selection in consumer discretionary, financials, and energy.
Stock selection decisions added the most value within consumer discretionary, with positions in Dollar Tree and Compass Group the most notable relative contributors. Shares of Dollar Tree delivered positive returns as new initiatives, including the company’s decision to move to a $1.25 price point from $1, helped combat rising inflation and improved results. Compass Group, a U.K.-based catering-services provider, saw its shares rise as the company navigated the challenging macroeconomic backdrop and drove solid organic sales growth through new business wins, in addition to managing inflationary pressure through pricing and contract structures.
Selection in the health care sector was weak. Top detractors included not holding UnitedHealth Group and an overweight position in Dentsply Sirona. Shares of Dentsply Sirona declined because of broad negative sentiment in the direct-to-consumer clear aligner space, despite it being a small part of its business, as well as concerns over its leadership transition.
Selection within communication services also hurt results, with Meta Platforms, Cable One, and United Internet the most notable detractors to relative performance. Shares of Meta Platforms, the U.S.-based social networking operator formerly named Facebook, fell after management released disappointing quarterly results as slowing growth in the e-commerce market weighed on its

2

advertising revenues. More recently, investors grew more concerned about the company’s comments about continued high capital commitments planned for its investments in the metaverse.
Throughout the pandemic, our team has found fortitude, investable insights, and worthwhile challenges to our base assumptions from our many diverse colleagues around the world. These include the health care team; other research-driven teams across consumer, technology, energy, and industrials; the fixed income team, which helps us to pinpoint the sources and depth of financing markets for reopening- dependent contrarian ideas; and the climate-, sustainability-, and ESG-focused teams, which assist us in assessing disadvantaged (or potentially permanently impaired) assets and the emerging risks from evolving environmental and social change.
Wellington’s macroeconomics team helps us rethink our assumptions about the business cycle, and lately that messaging has turned more cautious. Our macro team’s Global Cycle Index (a proprietary research tool incorporating seven independent variables that we use to assess the global economic cycle), continues to move lower against a backdrop of rising rates, rising inflation, and slowing growth, creating some near-term concerns. With this outlook in view, we have positioned the overall beta of the portfolio near the lower end of its longer-term range, reserving ample dry powder to deploy when we see compelling investment opportunities created by market movements.
Stepping back, we have always believed that our best long-term opportunities are with stocks of good companies that have been discarded by other investors for reasons that we feel are temporary. There certainly have been times where the portfolio has been out of sync with marketplace fashion. We are confident that if we remain disciplined in our value approach, we will bring compensatory rewards to our patient shareholders over the long run.
David W. Palmer, CFA
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company llp
November 10, 2022
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended October 31, 2022
Advice Select Global Value Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$940.80	$1.96
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
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Advice Select Global Value Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 9, 2021, Through October 31, 2022
Initial Investment of $10,000
	Total Returns Period Ended October 31, 2022
	Since Inception (11/9/2021)	Final Value of a $10,000 Investment
Advice Select Global Value Fund	-14.01%	$8,599
MSCI ACWI Value Index	-12.39	8,761
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
6

Advice Select Global Value Fund
Fund Allocation
As of October 31, 2022

United States	56.6%
Japan	7.4
United Kingdom	7.4
China	3.6
France	3.4
Spain	3.2
Canada	3.1
Ireland	3.1
Hong Kong	2.7
South Korea	2.4
India	1.9
Sweden	1.1
Other	4.1
The table reflects the fund’s investments, except for short-term investments.
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Advice Select Global Value Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.6%)
Canada (3.1%)
	Canadian Natural Resources Ltd.	94,263	5,650
	Royal Bank of Canada	42,349	3,918
			9,568
China (3.6%)
	Yum China Holdings Inc.	85,079	3,518
*	Trip.com Group Ltd.	142,101	3,192
	Haier Smart Home Co. Ltd. Class H	487,596	1,220
	Ping An Insurance Group Co. of China Ltd. Class H	294,449	1,179
[1]	CSC Financial Co. Ltd. Class H	1,603,124	1,162
*,1	China Tourism Group Duty Free Corp. Ltd. Class H	42,400	839
			11,110
Denmark (0.7%)
*	Genmab A/S	5,979	2,303
France (3.3%)
	Airbus SE	59,335	6,420
	Engie SA	216,253	2,810
	Nexity SA	58,227	1,167
			10,397
Germany (0.6%)
	United Internet AG (Registered)	99,761	1,865
Hong Kong (2.7%)
	Techtronic Industries Co. Ltd.	351,000	3,324
*	Sands China Ltd.	1,631,575	2,852
	CK Asset Holdings Ltd.	397,810	2,199
			8,375
India (1.9%)
	Genpact Ltd.	63,696	3,089
[1]	Reliance Industries Ltd. GDR	45,808	2,799
			5,888
		Shares	Market Value• ($000)
Ireland (3.0%)
	Bank of Ireland Group plc	467,123	3,377
	CRH plc	93,097	3,344
*	Ryanair Holdings plc ADR	38,636	2,662
			9,383
Italy (0.9%)
	Banca Generali SpA	88,856	2,656
Japan (7.3%)
	T&D Holdings Inc.	325,276	3,217
	SoftBank Corp.	306,599	3,024
	Nabtesco Corp.	113,487	2,411
	Asahi Group Holdings Ltd.	84,792	2,373
	Chugai Pharmaceutical Co. Ltd.	99,260	2,300
	Makita Corp.	98,459	1,799
	Astellas Pharma Inc.	113,449	1,565
	Z Holdings Corp.	566,170	1,461
	TOTO Ltd.	49,800	1,421
	MatsukiyoCocokara & Co.	37,752	1,375
*	JTOWER Inc.	24,998	1,014
	SUMCO Corp.	59,669	756
			22,716
Netherlands (0.6%)
	ING Groep NV	197,079	1,939
Russia (0.0%)
*,2	Sberbank of Russia PJSC	37,200	—
South Korea (2.4%)
	Samsung Electronics Co. Ltd. GDR	3,578	3,343
	LG Chem Ltd.	5,721	2,511
*	Kangwon Land Inc.	93,291	1,504
			7,358
Spain (3.2%)
	Iberdrola SA	513,767	5,225
	Almirall SA	255,362	2,379
[1]	Cellnex Telecom SA	71,719	2,347
			9,951
Sweden (1.1%)
	Sandvik AB	213,666	3,339
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Advice Select Global Value Fund
		Shares	Market Value• ($000)
Switzerland (0.9%)
	Novartis AG ADR	34,754	2,820
Taiwan (0.2%)
	Globalwafers Co. Ltd.	71,120	788
United Kingdom (7.3%)
	Unilever plc	117,546	5,343
*	Haleon plc	1,210,730	3,713
	Rio Tinto plc	59,213	3,094
	Standard Chartered plc	505,272	3,019
	AstraZeneca plc	24,250	2,845
	Mondi plc	155,512	2,609
	Rentokil Initial plc	328,623	2,051
			22,674
United States (55.8%)
	Schlumberger Ltd.	150,403	7,826
	Halliburton Co.	181,991	6,628
	MetLife Inc.	65,151	4,770
	Allstate Corp.	37,109	4,685
*	T-Mobile US Inc.	30,539	4,629
	Reliance Steel & Aluminum Co.	22,281	4,489
	Micron Technology Inc.	80,368	4,348
	Chubb Ltd.	19,807	4,256
*	Centene Corp.	49,615	4,224
*	F5 Inc.	29,312	4,189
	Westinghouse Air Brake Technologies Corp.	44,736	4,173
*	Dollar Tree Inc.	26,319	4,172
	VICI Properties Inc.	129,451	4,145
	Charles Schwab Corp.	50,999	4,063
	Fidelity National Information Services Inc.	48,898	4,058
	American International Group Inc.	70,088	3,995
*	GoDaddy Inc. Class A	46,909	3,772
	QUALCOMM Inc.	31,513	3,708
*	Seagen Inc.	29,075	3,697
*	Salesforce Inc.	22,664	3,685
*	Meta Platforms Inc. Class A	38,821	3,617
	Leidos Holdings Inc.	35,437	3,600
	Knight-Swift Transportation Holdings Inc. Class A	73,161	3,514
	Globe Life Inc.	29,894	3,453
	VMware Inc. Class A	30,003	3,376
	Exelon Corp.	86,886	3,353
	Electronic Arts Inc.	26,478	3,335
	NXP Semiconductors NV	22,440	3,278
*	Boston Scientific Corp.	73,885	3,185
	Keurig Dr Pepper Inc.	80,795	3,138
	Lennar Corp. Class A	38,442	3,102
	AES Corp.	118,128	3,090
	FMC Corp.	24,826	2,952
		Shares	Market Value• ($000)
	PPG Industries Inc.	25,490	2,910
	Equinix Inc.	5,051	2,861
	TJX Cos. Inc.	39,020	2,813
	Americold Realty Trust Inc.	110,012	2,668
*	FleetCor Technologies Inc.	13,685	2,547
*	Avantor Inc.	126,094	2,543
	Raymond James Financial Inc.	21,401	2,528
	Cognizant Technology Solutions Corp. Class A	39,182	2,439
	Apollo Global Management Inc.	44,048	2,439
*	Match Group Inc.	56,233	2,429
	Cable One Inc.	2,708	2,327
	Philip Morris International Inc.	24,373	2,239
*	Charter Communications Inc. Class A	5,953	2,188
	DENTSPLY SIRONA Inc.	69,279	2,135
	Johnson Controls International plc	35,487	2,053
*	Airbnb Inc. Class A	18,424	1,970
*	CarMax Inc.	30,252	1,906
			173,500
Total Common Stocks (Cost $322,976)			306,630
Temporary Cash Investments (1.9%)
Money Market Fund (1.9%)
[3]	Vanguard Market Liquidity Fund, 3.117% (Cost $5,992)	59,940	5,993
Total Investments (100.5%) (Cost $328,968)			312,623
Other Assets and Liabilities—Net (-0.5%)			(1,579)
Net Assets (100%)			311,044
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the aggregate value was $7,147,000, representing 2.3% of net assets.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Global Value Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $322,976)	306,630
Affiliated Issuers (Cost $5,992)	5,993
Total Investments in Securities	312,623
Investment in Vanguard	11
Foreign Currency, at Value (Cost $51)	51
Receivables for Investment Securities Sold	487
Receivables for Accrued Income	303
Receivables for Capital Shares Issued	2,192
Total Assets	315,667
Liabilities
Payables for Investment Securities Purchased	4,400
Payables for Capital Shares Redeemed	69
Payables to Investment Advisor	128
Payables to Vanguard	26
Total Liabilities	4,623
Net Assets	311,044
At October 31, 2022, net assets consisted of:

Paid-in Capital	327,032
Total Distributable Earnings (Loss)	(15,988)
Net Assets	311,044

Net Assets
Applicable to 14,487,209 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	311,044
Net Asset Value Per Share	$21.47
See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Global Value Fund
Statement of Operations

November 9, 2021[1] to October 31, 2022
($000)
Investment Income
Income
Dividends[2]	1,992
Interest[3]	68
Total Income	2,060
Expenses
Investment Advisory Fees—Note B	222
The Vanguard Group—Note C
Management and Administrative	40
Marketing and Distribution	6
Custodian Fees	110
Auditing Fees	42
Shareholders’ Reports	22
Trustees’ Fees and Expenses	—
Other Expenses	20
Total Expenses	462
Expense Reduction—Note D	(17)
Net Expenses	445
Net Investment Income	1,615
Realized Net Gain (Loss)
Investment Securities Sold[3]	(1,209)
Foreign Currencies	(26)
Realized Net Gain (Loss)	(1,235)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[3]	(16,345)
Foreign Currencies	(5)
Change in Unrealized Appreciation (Depreciation)	(16,350)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,970)
1	Inception.
2	Dividends are net of foreign withholding taxes of $136,000.
3	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $68,000, less than $1,000, less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Global Value Fund
Statement of Changes in Net Assets

November 9, 2021[1] to October 31, 2022
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,615
Realized Net Gain (Loss)	(1,235)
Change in Unrealized Appreciation (Depreciation)	(16,350)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,970)
Distributions
Total Distributions	(12)
Capital Share Transactions
Issued	341,698
Issued in Lieu of Cash Distributions	12
Redeemed	(14,684)
Net Increase (Decrease) from Capital Share Transactions	327,026
Total Increase (Decrease)	311,044
Net Assets
Beginning of Period	—
End of Period	311,044
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Global Value Fund
Financial Highlights
November 9, 2021[1] to October 31, 2022
For a Share Outstanding Throughout the Period
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.313
Net Realized and Unrealized Gain (Loss) on Investments	(3.812)
Total from Investment Operations	(3.499)
Distributions
Dividends from Net Investment Income	(.031)
Distributions from Realized Capital Gains	—
Total Distributions	(.031)
Net Asset Value, End of Period	$21.47
Total Return[3]	-14.01%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$311
Ratio of Total Expenses to Average Net Assets	0.40%[4]
Ratio of Net Investment Income to Average Net Assets	1.45%[4]
Portfolio Turnover Rate	56%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Global Value Fund
Notes to Financial Statements
Vanguard Advice Select Global Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Advice Select Global Value Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company llp , beginning February 1, 2023, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the MSCI ACWI Value Index since January 31, 2022. For the period ended October 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
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Advice Select Global Value Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $11,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Pursuant to the terms of an agreement with a third-party service provider applicable to newly launched funds, shareholder reporting expenses of $17,000 (0.02%, on an annualized basis, of the fund's average net assets) were contractually reduced during the period.
E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	183,068	—	—	183,068
Common Stocks—Other	12,089	111,473	—	123,562
Temporary Cash Investments	5,993	—	—	5,993
Total	201,150	111,473	—	312,623
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	6
Total Distributable Earnings (Loss)	(6)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods
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Advice Select Global Value Fund
for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	1,767
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(17,755)
The tax character of distributions paid was as follows:
Period Ended October 31, 2022
Amount ($000)
Ordinary Income*	12
Long-Term Capital Gains	—
Total	12
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	330,373
Gross Unrealized Appreciation	13,995
Gross Unrealized Depreciation	(31,745)
Net Unrealized Appreciation (Depreciation)	(17,750)
G.  During the period ended October 31, 2022, the fund purchased $391,568,000 of investment securities and sold $67,382,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended October 31, 2022, such purchases were $566,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
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Advice Select Global Value Fund
H.  Capital shares issued and redeemed were:
November 9, 2021[1] to October 31, 2022
Shares (000)
Issued	15,146
Issued in Lieu of Cash Distributions	1
Redeemed	(660)
Net Increase (Decrease) in Shares Outstanding	14,487
1	Inception.
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
18

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Advice Select Global Value Fund.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Advice Select Global Value Fund (one of the funds constituting Vanguard Whitehall Funds, hereafter referred to as the "Fund") as of October 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 9, 2021 (inception) through October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period November 9, 2021 (inception) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
For corporate shareholders, 29.1%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal period qualified for the dividends-received deduction.
The fund hereby designates $12,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal period.
The fund hereby designates $18,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal period are qualified short-term capital gains.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q44360 122022

Annual Report  |  October 31, 2022
Vanguard Advice Select International Growth Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a challenging period for financial markets. Vanguard Advice Select International Growth Fund, which launched November 9, 2021, returned –49.40% since inception, lagging the –32.24% return of its benchmark.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices after Russia’s invasion of Ukraine. Then, price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession.
•	It was a punishing period for growth stocks in particular, with double-digit negative returns on average across all sectors for the fund and the benchmark. Relative to the index, the fund’s stocks had steeper declines in most sectors, notably in consumer discretionary, information technology, consumer staples, and communication services.
•	Growth stocks in most countries posted negative returns. The fund’s stocks in China and Germany lagged those in the benchmark. The heavier weighting in the Netherlands and the U.S. also contributed to relative underperformance. (While the fund’s focus is on international markets, roughly a quarter of its assets are in U.S. stocks.)
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
1

Advisor’s Report
For the period since its November 9, 2021, inception through October 31, 2022, Vanguard Advice Select International Growth Fund returned –49.40%, lagging the –32.24% return of its benchmark, the MSCI ACWI ex USA Growth Index.
Environment
The welcome retreat of the global COVID-19 pandemic has left a surprisingly difficult environment for investors in growth equities. Society’s return toward normality, after an unprecedented shutdown, revealed supply-chain disruptions that were more widespread and longer-lasting than we had expected. Russia’s shocking invasion of Ukraine greatly exacerbated the inflation problem through its effect on the energy sector. It also raised fears about geopolitical instability across the Taiwan Strait.
Investors, concerned about this complex and risky environment and the steep rise in interest rates, reduced what they were willing to pay for high-growth companies, whose profits are expected to be made further into the future.
As people around the world began to reestablish their habits in shopping, entertainment, and dining, the growth of online activity slowed. This deceleration also contributed to the fall in valuations. As these headwinds developed, the share prices of many of our companies that had performed strongly during the pandemic fell back to levels of several years earlier, despite considerable progress in the interim.
Investment returns
Since we commenced management of the portfolio in November 2021, returns have been extremely weak.
The deterioration of short-term prospects for consumer internet businesses stands out. Holdings such as Zalando, Ocado, Spotify, Delivery Hero, and MercadoLibre suffered from a collapse in the market’s willingness to highly value their future cash flows. This was exacerbated by near-term concerns about how consumer behavior would adjust as pandemic restrictions are eased around the world and about inflation.
Our investment cases were developed before we had experienced lockdowns. They depend on a steady shift toward online services that are cheaper, quicker, more convenient, or offer more choice. Adoption of online consumer services rapidly accelerated during the pandemic because of the absence of an alternative. As we analyzed these businesses over the last two years, we noted that their opportunities were expanding and they were often growing stronger than their offline competition. We saw that many consumers who were trying the services for the first time were likely to become regular users.
Our judgment of how well these growth rates would stick after the pandemic was too optimistic, however.
Despite these setbacks, we are confident that our portfolio will be resilient against difficult conditions in the short term. More than 80% of our stocks generate positive

2

earnings or cash flow. Our portfolio’s aggregate balance sheet is also in a far stronger position than that of the wider market.
Our outlook for long-term growth investing is positive. Two difficult societal challenges are in the spotlight: climate change and health care. The tools and the willpower to tackle them are increasing. Both challenges will require massive amounts of capital and the application of emerging technologies. This should create a fertile environment to invest in growth companies, with significant change in large industries that will take place at scale and over an extended period.
Investment philosophy and process
We aim to add value for clients through patient ownership of exceptional growth companies. We are looking for outliers. Our holdings should enjoy a large growth opportunity, business characteristics that give them an edge over competitors and substitutes, and a culture that allows them to take advantage in a sustainable way.
We are patient owners of companies on behalf of our clients, with all the behaviors that implies. Our portfolio turnover is low and we take our governance responsibilities seriously. We have a clear bias toward backing the judgment of the managers of companies in which we invest. Once a company is selected for the portfolio, we do not sell shares lightly. We understand the importance of culture, of ignoring short-term noise, and of acting as responsible owners.
Exceptional companies drive stock market returns over the long run. We know this from academic research and our own experience. Our investment process is designed to identify a sufficient number of these rare businesses and own them in significant amounts for the long term. To do this, we must imagine how a given industry might evolve over the next decade and analyze how a potential investment can take advantage of that. This is primarily a creative activity. The way we recruit and train people helps us think in ways that differ from most financial market participants. We focus on what could go right in order to make the skewness of equity market returns work in our clients’ favor. We embrace uncertainty and believe change is the norm.
We embrace concentration, investing in 20 to 35 companies. We view this as a rational response to the reality that exceptional companies are rare. We do not wish to dilute the transformative potential of such companies in the name of diversification. We want every holding to matter to our clients.
Growth investing is our mantra. We are interested in two types of growth companies: those that can grow rapidly and those with durable growth prospects. The portfolio’s exposure to the two types is typically fairly balanced. In each case, we expect a holding to have the potential to double in value within a five-year horizon, and to have a chance of delivering a “right tail” outcome beyond that. We believe that markets fail to appreciate
3

both extreme growth and the impact of compounding over time. We maintain this committed growth style through market cycles.
We focus our stock research on three areas:
First, we consider the intrinsic characteristics of each business. We assess its growth potential and test its competitive advantage. The skill and ambition of a company’s management are central to our analysis. We prefer companies that reinvest heavily both in research and development and in capital expenditure. Our portfolio is typically tilted toward companies with high levels of inside ownership for this reason.
If the company performs well against these metrics, we then consider its relationship with key stakeholders such as employees, customers, and regulators. We believe a long-term holding cannot succeed if it has significant negative externalities. We conduct environmental, social, and governance (ESG) research as an integral part of our consideration of risk and return for each stock in the portfolio.
Finally, we assess the potential returns from an investment. We use scenario analysis that focuses on upside potential and the probability of different outcomes. We will take small initial positions, around 1% of the portfolio, in companies with substantial upside potential and a moderate chance of success. We build larger positions as our assessment of the probability of success increases. We aim to run our winners and our portfolio will typically be concentrated in its largest holdings.
Lawrence Burns
Partner and Portfolio Manager
Spencer Adair, CFA,
Partner and Portfolio Manager
Baillie Gifford Overseas Ltd.
November 9, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended October 31, 2022
Advice Select International Growth Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$833.30	$1.94
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
6

Advice Select International Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 9, 2021, Through October 31, 2022
Initial Investment of $10,000
	Total Returns Period Ended October 31, 2022
	Since Inception (11/9/2021)	Final Value of a $10,000 Investment
Advice Select International Growth Fund	-49.40%	$5,060
MSCI ACWI ex USA Growth Index	-32.24	6,776
MSCI All Country World Index ex USA	-25.69	7,431
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

Advice Select International Growth Fund
Fund Allocation
As of October 31, 2022

United States	27.4%
Netherlands	19.7
China	11.7
France	11.0
Germany	7.8
Sweden	5.8
Denmark	4.5
Italy	4.5
Japan	3.1
United Kingdom	3.0
Canada	1.5
The table reflects the fund’s investments, except for short-term investments.
8

Advice Select International Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.1%)
Canada (1.5%)
*	Shopify Inc. Class A	82,387	2,820
China (11.5%)
*,1	Meituan Class B	667,100	10,681
	Tencent Holdings Ltd.	222,600	5,849
*	Alibaba Group Holding Ltd.	478,900	3,723
*	NIO Inc. ADR	235,698	2,279
			22,532
Denmark (4.4%)
*	Genmab A/S	22,498	8,666
France (10.8%)
	Kering SA	18,611	8,523
	Hermes International	6,538	8,463
	L'Oreal SA	13,366	4,197
			21,183
Germany (7.6%)
*,1	Delivery Hero SE	280,601	9,234
*,1	Zalando SE	245,095	5,649
			14,883
Italy (4.4%)
	Ferrari NV	43,911	8,657
Japan (3.0%)
	M3 Inc.	197,500	5,885
Netherlands (19.3%)
	ASML Holding NV	53,283	24,995
*,1	Adyen NV	8,995	12,841
			37,836
Sweden (5.7%)
*	Spotify Technology SA	73,290	5,906
	Atlas Copco AB Class B	349,523	3,380
*	Kinnevik AB Class B	148,758	1,838
			11,124
United Kingdom (3.0%)
*	Ocado Group plc	1,072,678	5,815
		Shares	Market Value• ($000)
United States (26.9%)
*	MercadoLibre Inc.	25,772	23,237
*	Moderna Inc.	75,889	11,408
*	Tesla Inc.	33,644	7,655
*	Illumina Inc.	30,875	7,065
	NVIDIA Corp.	14,007	1,891
*	Ginkgo Bioworks Holdings Inc.	493,092	1,346
			52,602
Total Common Stocks (Cost $223,532)			192,003
Temporary Cash Investments (2.2%)
Money Market Fund (2.2%)
[2]	Vanguard Market Liquidity Fund, 3.117% (Cost $4,384)	43,855	4,385
Total Investments (100.3%) (Cost $227,916)			196,388
Other Assets and Liabilities—Net (-0.3%)			(677)
Net Assets (100%)			195,711
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2022, the aggregate value was $38,405,000, representing 19.6% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
9

Advice Select International Growth Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $223,532)	192,003
Affiliated Issuers (Cost $4,384)	4,385
Total Investments in Securities	196,388
Investment in Vanguard	7
Receivables for Accrued Income	21
Receivables for Capital Shares Issued	1,546
Total Assets	197,962
Liabilities
Payables for Investment Securities Purchased	2,133
Payables for Capital Shares Redeemed	8
Payables to Investment Advisor	94
Payables to Vanguard	16
Total Liabilities	2,251
Net Assets	195,711
At October 31, 2022, net assets consisted of:

Paid-in Capital	229,800
Total Distributable Earnings (Loss)	(34,089)
Net Assets	195,711

Net Assets
Applicable to 15,471,467 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	195,711
Net Asset Value Per Share	$12.65
See accompanying Notes, which are an integral part of the Financial Statements.
10

Advice Select International Growth Fund
Statement of Operations

November 9, 2021[1] to October 31, 2022
($000)
Investment Income
Income
Dividends[2]	215
Interest[3]	47
Total Income	262
Expenses
Investment Advisory Fees—Note B	161
The Vanguard Group—Note C
Management and Administrative	33
Marketing and Distribution	3
Custodian Fees	50
Auditing Fees	43
Shareholders’ Reports	23
Trustees’ Fees and Expenses	—
Other Expenses	12
Total Expenses	325
Expense Reduction—Note D	(17)
Net Expenses	308
Net Investment Loss	(46)
Realized Net Gain (Loss)
Investment Securities Sold[3]	(2,545)
Foreign Currencies	30
Realized Net Gain (Loss)	(2,515)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[3]	(31,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,089)
1	Inception.
2	Dividends are net of foreign withholding taxes of $31,000.
3	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $47,000, ($1,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
11

Advice Select International Growth Fund
Statement of Changes in Net Assets

November 9, 2021[1] to October 31, 2022
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Loss	(46)
Realized Net Gain (Loss)	(2,515)
Change in Unrealized Appreciation (Depreciation)	(31,528)
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,089)
Distributions
Total Distributions	—
Capital Share Transactions
Issued	239,368
Issued in Lieu of Cash Distributions	—
Redeemed	(9,568)
Net Increase (Decrease) from Capital Share Transactions	229,800
Total Increase (Decrease)	195,711
Net Assets
Beginning of Period	—
End of Period	195,711
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Advice Select International Growth Fund
Financial Highlights
November 9, 2021[1] to October 31, 2022
For a Share Outstanding Throughout the Period
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Loss[2]	(.009)
Net Realized and Unrealized Gain (Loss) on Investments	(12.341)
Total from Investment Operations	(12.350)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$12.65
Total Return[3]	-49.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$196
Ratio of Total Expenses to Average Net Assets	0.42%[4]
Ratio of Net Investment Income to Average Net Assets	(0.06%)[4]
Portfolio Turnover Rate	11%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
13

Advice Select International Growth Fund
Notes to Financial Statements
Vanguard Advice Select International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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Advice Select International Growth Fund
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  Baillie Gifford Overseas Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd., beginning February 1, 2023, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the MSCI ACWI ex-USA Growth Index since January 31, 2022. For the period ended October 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
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Advice Select International Growth Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $7,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Pursuant to the terms of an agreement with a third-party service provider applicable to newly launched funds, shareholder reporting expenses of $17,000 (0.02%, on an annualized basis, of the fund's average net assets) were contractually reduced during the period.
E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of October 31, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	55,422	—	—	55,422
Common Stocks—Other	8,185	128,396	—	136,581
Temporary Cash Investments	4,385	—	—	4,385
Total	67,992	128,396	—	196,388
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the deferral of
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Advice Select International Growth Fund
qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	—
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(32)
Qualified Late-Year Losses	(16)
Net Unrealized Gains (Losses)	(34,041)
The tax character of distributions paid was as follows:
Period Ended October 31, 2022
Amount ($000)
Ordinary Income*	—
Long-Term Capital Gains	—
Total	—
*	Includes short-term capital gains, if any.
As of October 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	230,429
Gross Unrealized Appreciation	6,509
Gross Unrealized Depreciation	(40,550)
Net Unrealized Appreciation (Depreciation)	(34,041)
G.  During the period ended October 31, 2022, the fund purchased $234,713,000 of investment securities and sold $8,637,000 of investment securities, other than temporary cash investments.
H.  Capital shares issued and redeemed were:
November 9, 2021[1] to October 31, 2022
Shares (000)
Issued	16,125
Issued in Lieu of Cash Distributions	—
Redeemed	(654)
Net Increase (Decrease) in Shares Outstanding	15,471
1	Inception.
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Advice Select International Growth Fund
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
18

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Advice Select International Growth Fund.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Advice Select International Growth Fund (one of the funds constituting Vanguard Whitehall Funds, hereafter referred to as the "Fund") as of October 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 9, 2021 (inception) through October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period November 9, 2021 (inception) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
 /s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q44370 122022

Annual Report  |  October 31, 2022
Vanguard Advice Select Dividend Growth Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended October 31, 2022, were a volatile, challenging period for financial markets. From its November 9, 2021, inception through October 31, Vanguard Advice Select Dividend Growth Fund returned –3.56%, well above the –9.40% return of its benchmark, the S&P U.S. Dividend Growers Index.
•	The economic backdrop deteriorated as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	Value and dividend-oriented stocks held up better than their growth counterparts. In absolute terms, the fund’s stellar results in the industrials sector largely offset the negative returns of most of the other sectors.
•	Relative to the benchmark index, the fund’s health care stocks lagged. This was more than offset, though, by the superior performance of its industrial, financial and consumer discretionary stocks. Its underweighting in the poorly performing information technology sector also contributed to the fund’s outperformance.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-16.38%	9.99%	10.19%
Russell 2000 Index (Small-caps)	-18.54	7.05	5.56
Russell 3000 Index (Broad U.S. market)	-16.52	9.79	9.87
FTSE All-World ex US Index (International)	-24.20	-1.16	-0.18
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-15.69%	-3.73%	-0.50%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.98	-2.18	0.37
FTSE Three-Month U.S. Treasury Bill Index	0.88	0.59	1.15
CPI
Consumer Price Index	7.75%	5.01%	3.85%
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Advisor’s Report
For the period from its November 9, 2021, inception through October 31, 2022, Vanguard Advice Select Dividend Growth Fund returned –3.56%, outperforming the –9.40% return of its benchmark, the S&P U.S. Dividend Growers Index.
The investment environment
U.S. equities declined over the 12 months ended October 31. Markets rallied early in the period on the back of robust equity inflows, strong corporate earnings, favorable economic data, and extremely accommodative financial conditions. The rapid spread of the Omicron variant led to the largest increase in U.S. COVID-19 cases since the onset of the pandemic, prompting a flurry of new restrictions and event cancellations. Inflation continued to surge against a backdrop of severe supply and labor shortages, rising energy prices, and high demand for goods and services; this heightened scrutiny of the Federal Reserve amid anxiety about a potential policy mistake.
Equity markets fell sharply in the second quarter of 2022 as rampant inflation and tighter financial conditions hurt risk sentiment and increased the probability of recession. Rapidly rising food and energy prices pushed consumer inflation to its highest level in more than four decades. Growth stocks significantly underperformed value stocks as surging U.S. Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its biggest quarterly loss since 2008. Equity market weakness persisted through the end of the period as risk sentiment deteriorated on fears that aggressive interest rate hikes and tighter financial conditions would constrict economic growth and drive the U.S. into recession. Despite these concerns, Fed Chair Jerome Powell made clear that the central bank was committed to raising rates and keeping them elevated until there is clear evidence that price pressures are abating.
The extreme volatility that we continue to see across global markets is a result of several factors. Investors’ growing sophistication has produced many new ways to express opinions on various economic and financial questions through large-scale and complex financial products and derivatives. The problem, in our view, is that many of these instruments are new and untested through cycles. We have less of an understanding of their sensitivity. Further complicating the environment is the immense amount of debt (both private and public) that supports current investment markets. When we get dislocations, the compounding effect of debt makes things potentially much worse.
To be clear, innovation in financial services—particularly investing—ought to be encouraged and welcomed. After all, the true objective of the investment community is to provide a predictable series of returns for clients that meet or exceed their obligations. Retirement, home purchases, health care, and so on are real needs, and our job is to help produce the means by which to meet those needs. Exploring new ways of

2

creating returns through new products and some leverage is not all bad. But when the system has overinvested on the back of low rates and low inflation, there will be a reckoning.
For our part, we believe strongly in the power of economics and markets. We believe that our current investment posture is well-suited for the environment today.
The fund’s successes
Stock selection in industrials, financials, and consumer discretionary contributed most to relative performance for the period. Our overweight allocation to health care and underweight allocation to information technology also helped. Among the top absolute contributors were Northrop Grumman (industrials), Lockheed Martin (industrials), and UnitedHealth Group (health care).
Shares of Northrop Grumman, a multinational aerospace and defense technology company, rose on strength in the industry as the war in Ukraine has led to increased military spending. As with the company’s peers, growth is moderating as the B-21 and F-35 programs have plateaued, and the government is shifting from unmanned aerospace platforms to space platforms, which takes time to play out. The company maintains a positive outlook as it continues to benefit from defense spending related to the Ukraine-Russia conflict.
Defense companies have benefited this year from the war, as well as from the better outlook for global defense spending. Lockheed Martin, a global security and aerospace company, has seen strong results from its aeronautics unit, which makes the F-35 fighter jet. The company expects demand for arms to increase because of the war.
Shares of managed-care provider UnitedHealth Group rose for the period, in part because of the perception that health care is a safe haven in a challenging economic time, and in part from continued strong performance. The company expects to see an accelerated shift to value-based care.
On a “run-rate” basis, the fund is expected to produce a mean, asset-weighted dividend growth of 12.8% for calendar year 2022. Our run-rate calculation is a rough estimate of potential dividend growth. It takes a company’s current declared dividend rate, annualizes it, and compares it with the previous calendar year’s actual dividend rate. This calculation does not accurately reflect dividend increases that may be announced later in the year, nor does it take into account the dollar amounts of the increases. Therefore, companies in the early stages of dividend growth tend to show large percentage increases even if their absolute cash dividend is small. The run-rate calculation also is not an accurate reflection of growth in the fund’s dividend payments to shareholders. Despite these shortcomings, we view this estimate as a reasonable report card.
Some holdings with a recent notable dividend run-rate increases include
3

Danaher (19%), Stryker (18%), and Microsoft (18.3%).
The fund’s shortfalls
Stock selection in health care was the largest detractor from relative results. Our overweight allocation to consumer discretionary and out-of-benchmark position in real estate also weighed on relative performance.
Our largest absolute detractors included Nike (consumer discretionary), Ecolab (materials), and Medtronic (health care).
Shares of athletic apparel company Nike declined for the period as lockdowns in China continued to weigh on sales. China accounts for about 20% of Nike’s sales, and the opaque approach to the timing of reopening pushed shares lower. Strategically, Nike continues to shift sales into the direct-to-consumer channel, driving higher top-line growth and gross margins. The company is grappling with difficulties in inventory management due to supply-chain disruptions and product delays.
Shares of U.S.-based chemical company Ecolab fell when growth stocks traded down after a strong run in 2021. The company has grappled with inflation and the impact of supply-chain disruptions, as well as logistics and labor costs. We continue to like Ecolab given the trend toward increased personal and water sanitization, the company’s strong position in the industry, and its exceptional brand strength.
Shares of medical device maker Medtronic declined for the period, primarily because of the impact of inflation and supply-chain issues. We continue to like the stock based on its diversified product portfolio, the highly engineered nature of its products, high switching costs, and the potential for geographic expansion.
In an ideal world, investment results would not be measured and assessed over a year, a quarter, or some shorter unit of time. The practice of investment management would benefit from ignoring the calendar altogether, but the business of investment management would not. As stewards of your capital, we owe you an ongoing assessment of how we are doing, but we think of those performance updates as being like chapters in a book. It is hard to measure a book by reading a single chapter.
The fund’s positioning and investment strategy
Our primary objective is to identify companies that we believe will steadily and reliably increase their dividend payments. We seek to achieve this by carefully building the Advice Select Dividend Growth Fund one stock at a time, giving central consideration to each company’s dividend growth prospects. Our industry and sector weightings are a result of this process. At the end of the period, the fund had significant absolute weights in industrials, health care, and consumer staples, and it had less exposure (below 5%) to communication
4

services, real estate, and materials. We held no stocks in utilities or energy.
Working on behalf of the fund’s shareholders, we continuously try to balance the virtue of rigid adherence to a focused approach to investment with the need to adjust and protect when necessary. We have high confidence in our investment approach and conviction that patience and careful stock picking will deliver in the long term.
Donald J. Kilbride
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company llp
November 10, 2022
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
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Six Months Ended October 31, 2022
Advice Select Dividend Growth Fund	Beginning Account Value 4/30/2022	Ending Account Value 10/31/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$980.00	$2.25
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.45%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
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Advice Select Dividend Growth Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: November 9, 2021, Through October 31, 2022
Initial Investment of $10,000
	Total Returns Period Ended October 31, 2022
	Since Inception (11/9/2021)	Final Value of a $10,000 Investment
Advice Select Dividend Growth Fund	-3.56%	$9,644
S&P U.S. Dividend Growers Index	-9.40	9,060
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.67	8,133
"Since Inception" performance is calculated from the fund's inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
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Advice Select Dividend Growth Fund
Fund Allocation
As of October 31, 2022
Consumer Discretionary	14.7%
Consumer Staples	15.0
Financials	12.4
Health Care	22.5
Industrials	13.2
Information Technology	11.6
Materials	8.5
Real Estate	2.1
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
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Advice Select Dividend Growth Fund
Financial Statements
Schedule of Investments
As of October 31, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value• ($000)
Common Stocks (96.9%)
Consumer Discretionary (14.3%)
TJX Cos. Inc.	169,239	12,202
NIKE Inc. Class B	101,304	9,389
McDonald's Corp.	30,657	8,359
		29,950
Consumer Staples (14.5%)
PepsiCo Inc.	54,429	9,883
Colgate-Palmolive Co.	118,292	8,735
Procter & Gamble Co.	58,311	7,853
Coca-Cola Co.	66,984	4,009
		30,480
Financials (12.0%)
Chubb Ltd.	44,555	9,574
Marsh & McLennan Cos. Inc.	56,628	9,145
American Express Co.	43,426	6,447
		25,166
Health Care (21.8%)
UnitedHealth Group Inc.	20,433	11,344
Danaher Corp.	35,130	8,841
Stryker Corp.	36,469	8,360
Johnson & Johnson	40,372	7,024
Medtronic plc	67,934	5,933
Baxter International Inc.	80,315	4,365
		45,867
Industrials (12.8%)
Honeywell International Inc.	51,643	10,536
Northrop Grumman Corp.	15,572	8,549
Union Pacific Corp.	27,664	5,454
Lockheed Martin Corp.	4,907	2,388
		26,927
	Shares	Market Value• ($000)
Information Technology (11.2%)
Visa Inc. Class A	47,372	9,813
Accenture plc Class A	25,564	7,258
Microsoft Corp.	27,646	6,417
		23,488
Materials (8.2%)
Ecolab Inc.	55,023	8,643
Linde plc	28,869	8,584
		17,227
Real Estate (2.1%)
American Tower Corp.	20,981	4,347
Total Common Stocks (Cost $203,340)		203,452
Temporary Cash Investments (2.6%)
Money Market Fund (2.6%)
[1] Vanguard Market Liquidity Fund, 3.117% (Cost $5,515)	55,174	5,516
Total Investments (99.5%) (Cost $208,855)		208,968
Other Assets and Liabilities—Net (0.5%)		1,052
Net Assets (100%)		210,020
Cost is in $000.
•	See Note A in Notes to Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Dividend Growth Fund
Statement of Assets and Liabilities
As of October 31, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $203,340)	203,452
Affiliated Issuers (Cost $5,515)	5,516
Total Investments in Securities	208,968
Investment in Vanguard	7
Receivables for Investment Securities Sold	1,184
Receivables for Accrued Income	199
Receivables for Capital Shares Issued	1,505
Total Assets	211,863
Liabilities
Payables for Investment Securities Purchased	1,644
Payables for Capital Shares Redeemed	77
Payables to Investment Advisor	105
Payables to Vanguard	17
Total Liabilities	1,843
Net Assets	210,020
At October 31, 2022, net assets consisted of:

Paid-in Capital	210,112
Total Distributable Earnings (Loss)	(92)
Net Assets	210,020

Net Assets
Applicable to 8,750,645 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	210,020
Net Asset Value Per Share	$24.00
See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Dividend Growth Fund
Statement of Operations

November 9, 2021[1] to October 31, 2022
($000)
Investment Income
Income
Dividends	1,205
Interest[2]	55
Total Income	1,260
Expenses
Investment Advisory Fees—Note B	181
The Vanguard Group—Note C
Management and Administrative	81
Marketing and Distribution	3
Custodian Fees	14
Auditing Fees	30
Shareholders’ Reports	22
Trustees’ Fees and Expenses	—
Other Expenses	12
Total Expenses	343
Expense Reduction—Note D	(17)
Net Expenses	326
Net Investment Income	934
Realized Net Gain (Loss) on Investment Securities Sold[2]	(861)
Change in Unrealized Appreciation (Depreciation) of Investment Securities[2]	113
Net Increase (Decrease) in Net Assets Resulting from Operations	186
1	Inception.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $55,000, ($1,000), less than $1,000, and $1,000, respectively. Purchases and sales are for temporary cash investment purposes.
See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Dividend Growth Fund
Statement of Changes in Net Assets

November 9, 2021[1] to October 31, 2022
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	934
Realized Net Gain (Loss)	(861)
Change in Unrealized Appreciation (Depreciation)	113
Net Increase (Decrease) in Net Assets Resulting from Operations	186
Distributions
Total Distributions	(274)
Capital Share Transactions
Issued	221,568
Issued in Lieu of Cash Distributions	248
Redeemed	(11,708)
Net Increase (Decrease) from Capital Share Transactions	210,108
Total Increase (Decrease)	210,020
Net Assets
Beginning of Period	—
End of Period	210,020
1	Inception.
See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Dividend Growth Fund
Financial Highlights
November 9, 2021[1] to October 31, 2022
For a Share Outstanding Throughout the Period
Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income[2]	.295
Net Realized and Unrealized Gain (Loss) on Investments	(1.187)
Total from Investment Operations	(.892)
Distributions
Dividends from Net Investment Income	(.108)
Distributions from Realized Capital Gains	—
Total Distributions	(.108)
Net Asset Value, End of Period	$24.00
Total Return[3]	-3.56%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$210
Ratio of Total Expenses to Average Net Assets	0.45%[4]
Ratio of Net Investment Income to Average Net Assets	1.28%[4]
Portfolio Turnover Rate	20%
1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
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Advice Select Dividend Growth Fund
Notes to Financial Statements
Vanguard Advice Select Dividend Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
4. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
15

Advice Select Dividend Growth Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended October 31, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
5. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company llp , beginning February 1, 2023, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the S&P U.S. Dividend Growers Index since January 31, 2022. For the period ended October 31, 2022, the investment advisory fee represented an effective annual basic rate of 0.25% of the fund’s average net assets.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2022, the fund had contributed to Vanguard capital in the amount of $7,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Pursuant to the terms of an agreement with a third-party service provider applicable to newly launched funds, shareholder reporting expenses of $17,000 (0.02%, on an annualized basis, of the fund's average net assets) were contractually reduced during the period.
E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
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Advice Select Dividend Growth Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At October 31, 2022, 100% of the market value of the fund's investments was determined based on Level 1 inputs.
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	4
Total Distributable Earnings (Loss)	(4)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	753
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(845)
The tax character of distributions paid was as follows:
Period Ended October 31, 2022
Amount ($000)
Ordinary Income*	274
Long-Term Capital Gains	—
Total	274
*	Includes short-term capital gains, if any.
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Advice Select Dividend Growth Fund
As of October 31, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	209,813
Gross Unrealized Appreciation	9,646
Gross Unrealized Depreciation	(10,491)
Net Unrealized Appreciation (Depreciation)	(845)
G.  During the period ended October 31, 2022, the fund purchased $220,140,000 of investment securities and sold $15,942,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the period ended October 31, 2022, such purchases were $0 and sales were $107,000, resulting in net realized gain of less than $1,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.  Capital shares issued and redeemed were:
November 9, 2021[1] to October 31, 2022
Shares (000)
Issued	9,238
Issued in Lieu of Cash Distributions	11
Redeemed	(498)
Net Increase (Decrease) in Shares Outstanding	8,751
1	Inception.
I.  Management has determined that no events or transactions occurred subsequent to October 31, 2022, that would require recognition or disclosure in these financial statements.
18

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Whitehall Funds and Shareholders of Vanguard Advice Select Dividend Growth Fund.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Advice Select Dividend Growth Fund (one of the funds constituting Vanguard Whitehall Funds, hereafter referred to as the "Fund") as of October 31, 2022, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period November 9, 2021 (inception) through October 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations, changes in its net assets, and the financial highlights for the period November 9, 2021 (inception) through October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
For corporate shareholders, 93.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal period qualified for the dividends-received deduction.
The fund hereby designates $274,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal period.
The fund hereby designates $14,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal period are qualified short-term capital gains.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q44350 122022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)        Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2022: $404,000
Fiscal Year Ended October 31, 2021: $326,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2022: $10,494,508
Fiscal Year Ended October 31, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)          Audit-Related Fees.

Fiscal Year Ended October 31, 2022: $2,757,764
Fiscal Year Ended October 31, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)          Tax Fees.

Fiscal Year Ended October 31, 2022: $5,202,689
Fiscal Year Ended October 31, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)          All Other Fees.

Fiscal Year Ended October 31, 2022: $298,000
Fiscal Year Ended October 31, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)          (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)         Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2022: $5,500,689
Fiscal Year Ended October 31, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)          For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD Whitehall FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 19, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD whitehall FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 19, 2022

VANGUARD whitehall FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 19, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.